UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas,

New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.19

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

ANNUAL REPORT

December 12, 2019

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio for the annual reporting period ended October 31, 2019.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO[1]

Class 1 Shares[2]	0.24%	3.14%

Class 2 Shares[2]	0.35%	3.46%

Class A Shares	0.12%	2.97%

Class C Shares[3]	-0.23%	2.17%

Advisor Class Shares[4]	0.12%	3.15%

Class R Shares[4]	-0.12%	2.62%

Class K Shares[4]	0.12%	3.03%

Class I Shares[4]	0.35%	3.39%

Class Z Shares[4]	0.23%	3.37%

MSCI AC World Commodity Producers Index (net)	-6.95%	-4.70%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2019, by 0.07% and 0.07%, respectively.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

3

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2019.

For the 12-month period, all share classes outperformed the benchmark, before sales charges. Strategic allocation was a meaningful overall contributor, relative to benchmark, primarily due to real estate positions and inflation-sensitive equities. Security selection was an overall detractor

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primarily due to selection in commodities and inflation-sensitive equities. Positive selection in real estate was a contributor. The Fund’s tactical allocation was an overall modest detractor, with contributions from commodity stocks and real estate exposures being offset by commodity futures and inflation-sensitive equities.

For the six-month period, all share classes outperformed the benchmark, before sales charges. Strategic allocation was an overall contributor, primarily due to real estate positions and inflation-sensitive equities. Security selection was flat, as positive selection within commodity stocks and real estate was offset by negative selection in commodity futures and inflation-sensitive equities. The Fund’s tactical asset allocation detracted due to positions in inflation-sensitive equities, commodity futures and commodity equities.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, inflation swaps, total return swaps and purchased options, which detracted from absolute returns for both periods, while written options added for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks recorded double-digit returns during the 12-month period ended October 31, 2019. After declining at the end of 2018, equity markets rebounded dramatically in January as the US Federal Reserve (the “Fed”) kept rates unchanged, companies reported strong corporate earnings, and investors were optimistic about the possibility of a trade truce between the US and China. Escalation of the trade war continued, however, and emerging geopolitical pressures increased market volatility, restrained business spending and resulted in slowing global growth. Nevertheless, low unemployment and relatively strong consumer spending continued to support US economic expansion throughout the period. An initial round of high-level trade negotiations in mid-October led to optimism that a partial resolution to the US-China trade war would be reached.

Fixed-income markets performed strongly over the 12-month period. Long-dated, developed-market treasury securities and emerging-market sovereign debt were strong performers, given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. The Fed ultimately lowered interest rates three times. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low, while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance.

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US-China trade tensions and slowing global growth weighed on inflation- sensitive assets such as commodities and commodity producers over the 12-month period as both posted negative returns. Real estate outperformed broad equities over the period as the sector benefited from falling interest rates and investor flows into defensives.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

(continued on next page)

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The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts (“REITs”) and other real estate-related securities.

The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives

(continued on next page)

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and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes

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DISCLOSURES AND RISKS (continued)

in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, then

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DISCLOSURES AND RISKS (continued)

“Mutual Fund and Money Market Information—Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/8/20101 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 3/8/20101 to 10/31/2019) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 3/8/2010.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	3.14%	3.14%

5 Years	-1.68%	-1.68%

Since Inception[2]	0.45%	0.45%

CLASS 2 SHARES[1]

1 Year	3.46%	3.46%

5 Years	-1.44%	-1.44%

Since Inception[2]	0.70%	0.70%

CLASS A SHARES

1 Year	2.97%	-1.42%

5 Years	-1.84%	-2.70%

Since Inception[2]	0.34%	-0.10%

CLASS C SHARES

1 Year	2.17%	1.17%

5 Years	-2.57%	-2.57%

Since Inception[2]	-0.39%	-0.39%

ADVISOR CLASS SHARES[3]

1 Year	3.15%	3.15%

5 Years	-1.61%	-1.61%

Since Inception[2]	0.60%	0.60%

CLASS R SHARES[3]

1 Year	2.62%	2.62%

5 Years	-2.11%	-2.11%

Since Inception[2]	0.10%	0.10%

CLASS K SHARES[3]

1 Year	3.03%	3.03%

5 Years	-1.84%	-1.84%

Since Inception[2]	0.37%	0.37%

CLASS I SHARES[3]

1 Year	3.39%	3.39%

5 Years	-1.46%	-1.46%

Since Inception[2]	0.69%	0.69%

CLASS Z SHARES[3]

1 Year	3.37%	3.37%

5 Years	-1.47%	-1.47%

Since Inception[2]	-1.25%	-1.25%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 0.85%, 1.30%, 2.05%, 1.05%, 1.61%, 1.30%, 0.87% and 0.87% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05% and 1.05% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 1/31/2014 for Class Z shares.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-4.84%

5 Years	-2.52%

Since Inception[2]	0.22%

CLASS 2 SHARES[1]

1 Year	-4.69%

5 Years	-2.27%

Since Inception[2]	0.46%

CLASS A SHARES

1 Year	-9.10%

5 Years	-3.53%

Since Inception[2]	-0.35%

CLASS C SHARES

1 Year	-6.68%

5 Years	-3.40%

Since Inception[2]	-0.62%

ADVISOR CLASS SHARES[3]

1 Year	-4.83%

5 Years	-2.43%

Since Inception[2]	0.37%

CLASS R SHARES[3]

1 Year	-5.41%

5 Years	-2.95%

Since Inception[2]	-0.14%

CLASS K SHARES[3]

1 Year	-5.01%

5 Years	-2.67%

Since Inception[2]	0.13%

CLASS I SHARES[3]

1 Year	-4.66%

5 Years	-2.29%

Since Inception[2]	0.45%

CLASS Z SHARES[3]

1 Year	-4.67%

5 Years	-2.30%

Since Inception[2]	-1.67%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 1/31/2014 for Class Z shares.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,001.20	$6.76	1.34%	$6.86	1.36%
Hypothetical**	$1,000	$1,018.45	$6.82	1.34%	$6.92	1.36%
Class C
Actual	$1,000	$997.70	$10.52	2.09%	$10.62	2.11%
Hypothetical**	$1,000	$1,014.67	$10.61	2.09%	$10.71	2.11%
Advisor Class
Actual	$1,000	$1,001.20	$5.55	1.10%	$5.65	1.12%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%	$5.70	1.12%
Class R
Actual	$1,000	$998.80	$7.86	1.56%	$7.96	1.58%
Hypothetical**	$1,000	$1,017.34	$7.93	1.56%	$8.03	1.58%
Class K
Actual	$1,000	$1,001.20	$6.46	1.28%	$6.56	1.30%
Hypothetical**	$1,000	$1,018.75	$6.51	1.28%	$6.61	1.30%
Class I
Actual	$1,000	$1,003.50	$4.34	0.86%	$4.39	0.87%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%	$4.43	0.87%
Class 1
Actual	$1,000	$1,002.40	$5.55	1.10%	$5.65	1.12%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%	$5.70	1.12%
Class 2
Actual	$1,000	$1,003.50	$4.09	0.81%	$4.14	0.82%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%	$4.18	0.82%
Class Z
Actual	$1,000	$1,002.30	$4.29	0.85%	$4.39	0.87%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,151.7

1

All data are as of October 31, 2019. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2019 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Japanese Government CPI Linked Bond Series 21	$81,404,321	7.1%

Royal Dutch Shell PLC – Class B	26,481,085	2.3

Chevron Corp.	17,387,319	1.5

Vanguard Real Estate ETF	15,076,684	1.3

Exxon Mobil Corp.	14,983,040	1.3

Prologis, Inc.	14,133,836	1.2

iShares MSCI Global Metals & Mining Producers ETF	12,382,049	1.1

BP PLC	12,294,028	1.0

iShares Global Energy ETF	11,496,038	1.0

Welltower, Inc.	11,179,356	1.0

	$216,817,756	18.8%

1

All data are as of October 31, 2019. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Austria, Belgium, Chile, Denmark, Greece, Ireland, Israel, Italy, Luxembourg, Mexico, Netherlands, Philippines, Portugal, Russia, South Africa, South Korea, Sweden, Switzerland, Thailand, Turkey and United Arab Emirates.

2	Long-term investments.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2019

Company	Shares	U.S. $ Value

COMMON STOCKS – 73.5%
Real Estate – 39.5%
Diversified Real Estate Activities – 2.3%
Ayala Land, Inc.	1,513,200	$1,446,056
City Developments Ltd.	302,700	2,397,139
Daito Trust Construction Co., Ltd.	5,100	675,854
Mitsubishi Estate Co., Ltd.	126,500	2,456,044
Mitsui Fudosan Co., Ltd.	342,300	8,757,003
Sun Hung Kai Properties Ltd.	359,000	5,440,037
Tokyu Fudosan Holdings Corp.	353,000	2,341,414
UOL Group Ltd.	426,500	2,442,088

		25,955,635

Diversified REITs – 3.5%
Alexander & Baldwin, Inc.	89,990	2,115,665
Armada Hoffler Properties, Inc.	122,553	2,296,643
Essential Properties Realty Trust, Inc.(a)	125,200	3,212,632
Fibra Uno Administracion SA de CV	1,161,690	1,765,800
Gecina SA	23,660	4,061,687
GPT Group (The)	1,308,631	5,371,576
Growthpoint Properties Ltd.	1,571,552	2,301,312
H&R Real Estate Investment Trust	118,879	2,010,952
Hulic Reit, Inc.	2,424	4,624,270
Kenedix Office Investment Corp. – Class A(a)	339	2,655,746
Land Securities Group PLC	162,940	1,984,693
Merlin Properties Socimi SA	177,529	2,613,373
Mirvac Group	1,307,970	2,898,301
SA Corporate Real Estate Ltd.(a)	5,544,590	1,133,833
Stockland	76,928	259,707
United Urban Investment Corp.	700	1,412,201

		40,718,391

Health Care REITs – 3.5%
Assura PLC	3,427,680	3,321,154
HCP, Inc.	240,190	9,035,948
Medical Properties Trust, Inc.	340,550	7,059,602
Omega Healthcare Investors, Inc.	154,840	6,819,154
Physicians Realty Trust	187,736	3,505,031
Welltower, Inc.	123,270	11,179,356

		40,920,245

Hotel & Resort REITs – 0.9%
Japan Hotel REIT Investment Corp.	2,848	2,365,641
Park Hotels & Resorts, Inc.	224,258	5,213,998
RLJ Lodging Trust	179,050	2,938,211

		10,517,850

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial REITs – 3.8%
Americold Realty Trust	166,580	$6,678,192
Goodman Group	179,772	1,785,003
Mitsui Fudosan Logistics Park, Inc.	362	1,510,149
Nippon Prologis REIT, Inc.	1,235	3,449,705
Prologis, Inc.	161,051	14,133,836
Rexford Industrial Realty, Inc.	69,110	3,323,500
Segro PLC	431,442	4,719,676
STAG Industrial, Inc.	176,740	5,486,009
Tritax Big Box REIT PLC	1,382,410	2,692,570

		43,778,640

Office REITs – 5.5%
Alexandria Real Estate Equities, Inc.	58,681	9,315,609
Allied Properties Real Estate Investment Trust	74,080	3,013,595
Boston Properties, Inc.	67,230	9,223,956
CapitaLand Commercial Trust	2,596,700	3,910,587
City Office REIT, Inc.	137,330	1,859,448
Cousins Properties, Inc.	200,335	8,039,444
Daiwa Office Investment Corp.	305	2,429,934
Easterly Government Properties, Inc.	104,430	2,330,878
Great Portland Estates PLC	291,690	2,975,873
Ichigo Office REIT Investment	1,352	1,390,936
Inmobiliaria Colonial Socimi SA	263,950	3,410,848
Invesco Office J-Reit, Inc.	11,624	2,346,725
Japan Real Estate Investment Corp.	339	2,313,948
Kilroy Realty Corp.	68,840	5,777,741
Mori Hills REIT Investment Corp.	2,228	3,682,383
Nippon Building Fund, Inc.	197	1,494,561

		63,516,466

Real Estate Development – 3.2%
China Overseas Land & Investment Ltd.	1,200,000	3,786,589
China Resources Land Ltd.	1,576,000	6,702,534
CIFI Holdings Group Co., Ltd.	10,024,000	6,685,767
CK Asset Holdings Ltd.	1,114,500	7,754,366
Emaar Properties PJSC	2,038,830	2,369,548
Instone Real Estate Group AG(b)(c)	126,730	2,968,180
Times China Holdings Ltd.	3,601,000	6,426,506

		36,693,490

Real Estate Operating Companies – 4.0%
ADO Properties SA(c)	59,800	2,434,365
Aroundtown SA	452,850	3,827,753
Azrieli Group Ltd.	24,850	1,915,393
CA Immobilien Anlagen AG	94,779	3,652,111
Central Pattana PCL	421,300	892,969

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entra ASA(c)	184,008	$2,755,551
Fabege AB	201,910	3,015,416
Hemfosa Fastigheter AB	232,960	2,399,398
Parque Arauco SA	499,500	1,314,917
SM Prime Holdings, Inc.	1,497,400	1,149,718
Swire Properties Ltd.	793,200	2,494,653
TLG Immobilien AG	173,870	5,090,325
Vonovia SE	191,013	10,172,368
Wharf Real Estate Investment Co., Ltd.	819,000	4,817,131

		45,932,068

Real Estate Services – 0.7%
Open House Co., Ltd.	66,100	1,689,156
Unibail-Rodamco-Westfield	37,770	5,841,902

		7,531,058

Residential REITs – 5.4%
American Campus Communities, Inc.	103,080	5,151,938
American Homes 4 Rent – Class A	263,950	6,986,756
Camden Property Trust	54,100	6,187,417
Comforia Residential REIT, Inc.	481	1,567,849
Essex Property Trust, Inc.	25,000	8,178,250
Independence Realty Trust, Inc.	324,330	4,994,682
Japan Rental Housing Investments, Inc.	1,871	1,794,940
Killam Apartment Real Estate Investment Trust	295,320	4,374,530
Mid-America Apartment Communities, Inc.	62,970	8,752,200
Northview Apartment Real Estate Investment Trust	104,440	2,288,466
Sun Communities, Inc.	54,007	8,784,239
UNITE Group PLC (The)	223,185	3,250,617

		62,311,884

Retail REITs – 4.1%
AEON REIT Investment Corp.	639	919,535
Agree Realty Corp.	51,810	4,081,074
Brixmor Property Group, Inc.	353,640	7,787,153
Japan Retail Fund Investment Corp.	627	1,463,136
Link REIT	609,901	6,642,676
Realty Income Corp.	135,960	11,120,169
Retail Properties of America, Inc. – Class A	444,690	6,118,934
Simon Property Group, Inc.	9,162	1,380,530
SITE Centers Corp.	267,410	4,152,877
Vicinity Centres	1,880,614	3,461,688

		47,127,772

Specialized REITs – 2.6%
CubeSmart	164,100	5,201,970
Digital Realty Trust, Inc.	73,530	9,341,251

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Equinix, Inc.	3,301	$1,870,941
MGM Growth Properties LLC – Class A	134,746	4,205,423
National Storage Affiliates Trust	189,780	6,484,782
Public Storage	4,540	1,011,784
Safestore Holdings PLC	186,610	1,693,286

		29,809,437

		454,812,936

Energy – 11.1%
Integrated Oil & Gas – 9.3%
BP PLC	1,938,705	12,294,028
Chevron Corp.	149,710	17,387,319
Exxon Mobil Corp.	221,741	14,983,040
Imperial Oil Ltd.	18,740	466,686
LUKOIL PJSC (Sponsored ADR)	32,400	2,982,744
Origin Energy Ltd.(a)	331,496	1,797,191
PetroChina Co., Ltd. – Class H	10,230,000	4,988,776
Petroleo Brasileiro SA (Preference Shares)	1,006,000	7,623,074
Repsol SA	399,558	6,584,596
Royal Dutch Shell PLC – Class A	8,210	237,992
Royal Dutch Shell PLC – Class B	911,226	26,243,093
TOTAL SA	210,811	11,145,197

		106,733,736

Oil & Gas Equipment & Services – 0.0%
Petrofac Ltd.	76,507	381,836

Oil & Gas Exploration & Production – 0.9%
Aker BP ASA(a)	70,204	1,947,275
Continental Resources, Inc./OK(a)(b)	74,480	2,194,925
EOG Resources, Inc.	66,577	4,614,452
Inpex Corp.	166,300	1,537,357

		10,294,009

Oil & Gas Refining & Marketing – 0.8%
JXTG Holdings, Inc.	599,100	2,800,337
Motor Oil Hellas Corinth Refineries SA	76,532	1,892,804
S-Oil Corp.	21,829	1,864,875
Tupras Turkiye Petrol Rafinerileri AS	69,827	1,519,877
Valero Energy Corp.	6,586	638,710

		8,716,603

Oil & Gas Storage & Transportation – 0.1%
Enbridge, Inc.	5,734	208,837
TC Energy Corp.	18,392	927,071

		1,135,908

		127,262,092

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 5.1%
Aluminum – 0.5%
Alcoa Corp.(b)	213,223	$4,432,906
Norsk Hydro ASA	381,569	1,348,297

		5,781,203

Commodity Chemicals – 0.0%
Corteva, Inc.(b)	20,835	549,627

Construction Materials – 0.1%
Grupo Cementos de Chihuahua SAB de CV	258,307	1,438,269

Copper – 0.6%
Antofagasta PLC	203,643	2,293,572
First Quantum Minerals Ltd.	265,182	2,240,890
Lundin Mining Corp.	265,752	1,341,774
OZ Minerals Ltd.	168,030	1,172,417

		7,048,653

Diversified Chemicals – 0.1%
Sasol Ltd.	63,656	1,153,999

Diversified Metals & Mining – 1.6%
BHP Group Ltd.	15,702	384,895
Boliden AB	88,568	2,388,454
Glencore PLC(b)	2,207,848	6,664,121
MMC Norilsk Nickel PJSC (ADR)	72,047	1,998,224
Orocobre Ltd.(a)(b)	138,626	249,669
Rio Tinto PLC	85,239	4,437,696
Sumitomo Metal Mining Co., Ltd.	46,200	1,545,375
Syrah Resources Ltd.(a)(b)	971,282	267,888

		17,936,322

Gold – 1.0%
Agnico Eagle Mines Ltd.	81,240	4,993,074
AngloGold Ashanti Ltd.	90,017	1,991,023
Detour Gold Corp.(b)	121,044	2,009,895
Kirkland Lake Gold Ltd.	11,114	521,905
Newcrest Mining Ltd.	63,538	1,386,928
Polyus PJSC (GDR)(c)	18,558	1,080,819
Real Gold Mining Ltd.(b)(d)(e)(f)	811,000	– 0	–

		11,983,644

Paper Products – 0.2%
Suzano SA	279,000	2,270,680

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV	57,843	688,890

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Silver – 0.1%
Wheaton Precious Metals Corp.	26,613	$745,997

Specialty Chemicals – 0.3%
Akzo Nobel NV	10,072	928,572
Covestro AG(c)	10,228	491,168
Johnson Matthey PLC	43,948	1,745,917

		3,165,657

Steel – 0.5%
APERAM SA	69,145	1,771,634
ArcelorMittal	159,787	2,375,868
Fortescue Metals Group Ltd.(a)	15,113	92,501
Yamato Kogyo Co., Ltd.	72,500	1,880,771

		6,120,774

		58,883,715

Software & Services – 2.0%
Application Software – 0.4%
Adobe, Inc.(b)	608	168,981
Cadence Design Systems, Inc.(b)	23,125	1,511,219
Constellation Software, Inc./Canada	480	474,071
Intuit, Inc.	7,106	1,829,795

		3,984,066

Data Processing & Outsourced Services – 0.8%
Mastercard, Inc. – Class A	10,195	2,822,078
Paychex, Inc.	20,680	1,729,675
PayPal Holdings, Inc.(b)	19,157	1,994,244
Visa, Inc. – Class A	17,318	3,097,497

		9,643,494

Internet Services & Infrastructure – 0.1%
VeriSign, Inc.(b)	7,216	1,371,184

IT Consulting & Other Services – 0.2%
Accenture PLC – Class A	11,434	2,120,092

Systems Software – 0.5%
Microsoft Corp.	23,172	3,322,170
Oracle Corp.	2,097	114,265
ServiceNow, Inc.(b)	5,699	1,409,135
Trend Micro, Inc./Japan	15,000	757,114
VMware, Inc. – Class A	4,266	675,180

		6,277,864

		23,396,700

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals & Biotechnology – 1.9%
Biotechnology – 0.3%
Amgen, Inc.	4,783	$1,019,975
Gilead Sciences, Inc.	22,958	1,462,654
Incyte Corp.(b)	7,226	606,406
Vertex Pharmaceuticals, Inc.(b)	7,189	1,405,305

		4,494,340

Life Sciences Tools & Services – 0.1%
Sartorius Stedim Biotech	4,821	722,241

Pharmaceuticals – 1.5%
Astellas Pharma, Inc.	65,700	1,127,588
Bristol-Myers Squibb Co.	12,627	724,411
Eli Lilly & Co.	5,161	588,096
GlaxoSmithKline PLC	58,120	1,331,235
Johnson & Johnson	21,611	2,853,516
Merck & Co., Inc.	31,288	2,711,418
Novartis AG	1,820	159,023
Novo Nordisk A/S – Class B	25,125	1,381,591
Pfizer, Inc.	18,292	701,864
Roche Holding AG	6,347	1,910,167
Shionogi & Co., Ltd.	14,100	846,323
UCB SA	11,557	931,480
Zoetis, Inc.	15,203	1,944,768

		17,211,480

		22,428,061

Food Beverage & Tobacco – 1.3%
Agricultural Products – 0.0%
Bunge Ltd.	2,917	157,518

Packaged Foods & Meats – 1.0%
Hershey Co. (The)	11,046	1,622,326
JBS SA	644,900	4,549,114
Mowi ASA(a)	111,350	2,718,271
Nestle SA	12,936	1,383,910
Tyson Foods, Inc. – Class A	11,443	947,366

		11,220,987

Soft Drinks – 0.3%
Coca-Cola Amatil Ltd.	97,885	686,922
Monster Beverage Corp.(b)	10,897	611,649
PepsiCo, Inc.	18,818	2,581,265

		3,879,836

		15,258,341

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Retailing – 1.1%
Apparel Retail – 0.2%
Hennes & Mauritz AB – Class B(a)	52,094	$1,091,864
Industria de Diseno Textil SA(a)	35,056	1,092,373
TJX Cos., Inc. (The)	13,524	779,659

		2,963,896

Department Stores – 0.1%
Next PLC	16,073	1,370,808

General Merchandise Stores – 0.1%
Harvey Norman Holdings Ltd.(a)	214,455	605,088

Home Improvement Retail – 0.2%
Home Depot, Inc. (The)	12,110	2,840,764

Internet & Direct Marketing Retail – 0.5%
Amazon.com, Inc.(b)	1,137	2,020,063
Booking Holdings, Inc.(b)	1,045	2,140,965
eBay, Inc.	32,453	1,143,968

		5,304,996

		13,085,552

Utilities – 1.1%
Electric Utilities – 0.6%
Endesa SA	20,548	559,621
Enel SpA	160,123	1,241,011
Exelon Corp.	26,150	1,189,564
Power Assets Holdings Ltd.	10,500	74,929
PPL Corp.	56,821	1,902,935
Red Electrica Corp. SA	44,922	902,821
Terna Rete Elettrica Nazionale SpA	147,578	975,402

		6,846,283

Gas Utilities – 0.1%
Snam SpA	176,791	907,628

Independent Power Producers & Energy Traders – 0.0%
Uniper SE	12,516	390,080

Multi-Utilities – 0.4%
Consolidated Edison, Inc.	17,845	1,645,666
Sempra Energy	7,463	1,078,478
Suez	61,224	954,944
Veolia Environnement SA	31,457	828,066

		4,507,154

		12,651,145

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Transportation – 1.0%
Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.(a)	19,793	$1,497,142
Expeditors International of Washington, Inc.	21,430	1,563,104
SG Holdings Co., Ltd.	10,800	267,450

		3,327,696

Airlines – 0.1%
Air Canada(b)	21,147	753,014
Japan Airlines Co., Ltd.	9,000	280,459

		1,033,473

Airport Services – 0.1%
Sydney Airport	127,475	772,045

Highways & Railtracks – 0.4%
Transurban Group	485,235	4,969,749

Railroads – 0.1%
Central Japan Railway Co.	3,200	656,429

Trucking – 0.1%
Nippon Express Co., Ltd.	14,600	833,011

		11,592,403

Consumer Durables & Apparel – 1.0%
Apparel, Accessories & Luxury Goods – 0.2%
adidas AG	2,727	842,018
Hermes International	569	409,880
Pandora A/S	21,566	1,061,177

		2,313,075

Consumer Electronics – 0.1%
Panasonic Corp.	82,900	696,723

Footwear – 0.0%
Yue Yuen Industrial Holdings Ltd.	179,000	504,456

Homebuilding – 0.7%
Construtora Tenda SA	280,000	1,648,373
Corp. GEO SAB de CV Series B(b)(d)(e)(f)	1,321	– 0	–
Desarrolladora Homex SAB de CV(b)	1,590	7
Lennar Corp. – Class A	40,390	2,407,244
MRV Engenharia e Participacoes SA	203,700	893,425
NVR, Inc.(b)	469	1,705,561
Pressance Corp.	69,900	1,142,260
Urbi Desarrollos Urbanos SAB de CV(b)	172	9

		7,796,879

		11,311,133

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media & Entertainment – 0.8%
Interactive Home Entertainment – 0.2%
Electronic Arts, Inc.(b)	18,280	$1,762,192
Ubisoft Entertainment SA(b)	9,725	574,740

		2,336,932

Interactive Media & Services – 0.5%
Alphabet, Inc. – Class A(b)	833	1,048,580
Alphabet, Inc. – Class C(b)	617	777,488
Facebook, Inc. – Class A(b)	19,571	3,750,782

		5,576,850

Movies & Entertainment – 0.1%
Viacom, Inc. – Class B	70,048	1,510,235

		9,424,017

Banks – 0.8%
Diversified Banks – 0.8%
Australia & New Zealand Banking Group Ltd.	7,729	142,037
Barclays PLC	241,472	523,770
Canadian Imperial Bank of Commerce	9,991	851,939
Citigroup, Inc.	34,819	2,502,093
Japan Post Bank Co., Ltd.	78,700	782,870
JPMorgan Chase & Co.	2,224	277,822
Mizuho Financial Group, Inc.	273,500	424,602
National Bank of Canada	5,480	283,008
Royal Bank of Scotland Group PLC	68,268	188,709
Societe Generale SA	35,318	1,004,405
Wells Fargo & Co.	44,710	2,308,377

		9,289,632

Diversified Financials – 0.8%
Asset Management & Custody Banks – 0.1%
CI Financial Corp.	43,108	627,424
Franklin Resources, Inc.	32,230	887,937

		1,515,361

Financial Exchanges & Data – 0.3%
Moody’s Corp.	1,893	417,766
S&P Global, Inc.	7,011	1,808,768
Singapore Exchange Ltd.	81,500	535,091

		2,761,625

Investment Banking & Brokerage – 0.2%
Goldman Sachs Group, Inc. (The)	9,473	2,021,349
Morgan Stanley	13,462	619,925

		2,641,274

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multi-Sector Holdings – 0.2%
Berkshire Hathaway, Inc. – Class B(b)	6,319	$1,343,293
Industrivarden AB – Class C	17,187	372,385

		1,715,678

Other Diversified Financial Services – 0.0%
Voya Financial, Inc.	6,561	354,031

		8,987,969

Health Care Equipment & Services – 0.7%
Health Care Distributors – 0.1%
McKesson Corp.	8,338	1,108,954

Health Care Equipment – 0.2%
Cochlear Ltd.	4,371	637,685
Edwards Lifesciences Corp.(b)	5,802	1,383,081

		2,020,766

Health Care Supplies – 0.1%
Coloplast A/S – Class B	7,507	903,812
Hoya Corp.	7,800	689,342

		1,593,154

Health Care Technology – 0.3%
Cerner Corp.	23,983	1,609,739
Veeva Systems, Inc. – Class A(b)	10,527	1,493,044

		3,102,783

Managed Health Care – 0.0%
Centene Corp.(b)	9,357	496,670

		8,322,327

Food & Staples Retailing – 0.7%
Food Distributors – 0.0%
Sysco Corp.	2,576	205,745

Food Retail – 0.5%
Alimentation Couche-Tard, Inc. – Class B	9,148	274,350
Casino Guichard Perrachon SA(a)	17,666	953,028
Colruyt SA	16,835	935,799
Empire Co., Ltd. – Class A	13,392	355,568
Jeronimo Martins SGPS SA	25,008	420,226
Koninklijke Ahold Delhaize NV	41,539	1,035,154
Metro, Inc./CN	9,756	412,580
Woolworths Group Ltd.	32,748	844,444

		5,231,149

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hypermarkets & Super Centers – 0.2%
Carrefour SA	47,685	$811,863
METRO AG	48,719	795,552
Walmart, Inc.	5,979	701,098

		2,308,513

		7,745,407

Capital Goods – 0.7%
Aerospace & Defense – 0.1%
BAE Systems PLC	162,436	1,213,350

Building Products – 0.1%
Cie de Saint-Gobain	17,805	725,161

Construction & Engineering – 0.2%
Taisei Corp.	57,600	2,271,365

Construction & Farm Machinery & Heavy Trucks – 0.1%
Cummins, Inc.	4,864	838,943

Industrial Conglomerates – 0.1%
Toshiba Corp.	23,400	800,190

Trading Companies & Distributors – 0.1%
AerCap Holdings NV(b)	30,608	1,771,591

		7,620,600

Insurance – 0.6%
Life & Health Insurance – 0.4%
AIA Group Ltd.	15,000	149,373
iA Financial Corp., Inc.	16,390	789,323
Japan Post Holdings Co., Ltd.	86,200	791,250
Legal & General Group PLC	238,322	814,665
MetLife, Inc.	38,021	1,779,003

		4,323,614

Multi-line Insurance – 0.1%
American International Group, Inc.	33,635	1,781,310

Property & Casualty Insurance – 0.1%
Direct Line Insurance Group PLC	113,326	399,559
Tokio Marine Holdings, Inc.	7,400	400,085

		799,644

		6,904,568

Semiconductors & Semiconductor Equipment – 0.6%
Semiconductor Equipment – 0.1%
Tokyo Electron Ltd.	4,600	931,954

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors – 0.5%
Intel Corp.	52,747	$2,981,788
QUALCOMM, Inc.	11,160	897,710
Texas Instruments, Inc.	16,929	1,997,453

		5,876,951

		6,808,905

Consumer Services – 0.5%
Casinos & Gaming – 0.0%
Aristocrat Leisure Ltd.	14,187	309,348

Hotels, Resorts & Cruise Lines – 0.1%
Carnival Corp.	11,631	498,854
Whitbread PLC	21,138	1,112,633

		1,611,487

Leisure Facilities – 0.2%
Planet Fitness, Inc.(b)	27,210	1,732,188

Restaurants – 0.2%
Compass Group PLC	10,463	278,568
McDonald’s Corp.	4,451	875,512
Restaurant Brands International, Inc.	2,809	183,776
Starbucks Corp.	9,744	823,952
Yum! Brands, Inc.	4,901	498,481

		2,660,289

		6,313,312

Telecommunication Services – 0.5%
Integrated Telecommunication Services – 0.4%
Eutelsat Communications SA	16,181	306,952
Telecom Italia SpA/Milano(b)	1,033,292	604,779
Telecom Italia SpA/Milano (Savings Shares)	1,584,605	917,175
Telenor ASA	44,735	837,249
Verizon Communications, Inc.	47,401	2,866,339

		5,532,494

Wireless Telecommunication Services – 0.1%
Softbank Corp.(a)	48,300	662,546

		6,195,040

Commercial & Professional Services – 0.5%
Human Resource & Employment Services – 0.3%
Adecco Group AG	16,032	953,041
ManpowerGroup, Inc.	18,395	1,672,473
Randstad NV	5,123	284,310

		2,909,824

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Research & Consulting Services – 0.2%
CoStar Group, Inc.(b)	1,293	$710,529
Thomson Reuters Corp.	11,231	754,731
Wolters Kluwer NV	13,039	960,362

		2,425,622

		5,335,446

Technology Hardware & Equipment – 0.5%
Electronic Equipment & Instruments – 0.1%
Hitachi Ltd.	22,800	850,952

Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	14,788	3,678,663
Hewlett Packard Enterprise Co.	42,816	702,610

		4,381,273

		5,232,225

Household & Personal Products – 0.4%
Household Products – 0.1%
Colgate-Palmolive Co.	26,485	1,816,871

Personal Products – 0.3%
Beiersdorf AG	3,268	386,895
Unilever NV(a)	20,858	1,232,847
Unilever PLC	23,595	1,412,844

		3,032,586

		4,849,457

Automobiles & Components – 0.3%
Auto Parts & Equipment – 0.1%
Magna International, Inc. – Class A (Canada)	13,835	743,903

Automobile Manufacturers – 0.2%
Fiat Chrysler Automobiles NV	69,564	1,079,547
Ford Motor Co.	137,906	1,184,613

		2,264,160

		3,008,063

Total Common Stocks (cost $804,648,990)		846,719,046

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 7.1%
Japan – 7.1%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26 (cost $80,501,088)	JPY	8,572,260	$81,404,321

		Shares
INVESTMENT COMPANIES – 4.9%
Funds and Investment Trusts – 4.9%(g)
iShares Global Energy ETF(a)		380,160	11,496,038
iShares MSCI Global Metals & Mining Producers ETF(a)		451,570	12,382,049
VanEck Vectors Agribusiness ETF		57,592	3,848,298
VanEck Vectors Gold Miners ETF		174,290	4,906,264
Vanguard Global ex-U.S. Real Estate ETF		148,550	9,046,695
Vanguard Real Estate ETF		159,880	15,076,684

Total Investment Companies (cost $55,308,427)			56,756,028

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 11.1%
Governments – Treasuries – 7.4%
Japan – 7.4%
Japan Treasury Discount Bill Series 830 Zero Coupon, 11/11/19	JPY	4,610,000	42,690,030
Series 860 Zero Coupon, 1/08/20		4,610,000	42,703,587

Total Governments – Treasuries (cost $85,449,693)			85,393,617

		Shares
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(g)(h)(i) (cost $22,320,423)		22,320,423	22,320,423

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 1.7%
U.S. Treasury Bill Zero Coupon, 11/07/19 (cost $19,993,500)	U.S.$	20,000	$19,995,250

Total Short-Term Investments (cost $127,763,616)			127,709,290

		Shares
Total Investments Before Security Lending Collateral for Securities Loaned – 96.6% (cost $1,068,222,121)			1,112,588,685

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(g)(h)(i) (cost $9,973,544)		9,973,544	9,973,544

Total Investments – 97.5% (cost $1,078,195,665)			1,122,562,229
Other assets less liabilities – 2.5%			29,137,613

Net Assets – 100.0%			$1,151,699,842

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	131	April 2020	$7,506,300	$(194,927)
Coffee Robusta Futures	230	March 2020	3,077,400	39,937
Coffee ‘C’ Futures	63	March 2020	2,491,256	39,439
Copper Futures	228	March 2020	15,087,900	329,378
Cotton No.2 Futures	73	March 2020	2,404,620	56,986
Gold 100 OZ Futures	113	December 2019	17,117,240	500,932
Lean Hogs Futures	67	June 2020	2,439,470	(10,018)
Live Cattle Futures	24	December 2019	1,125,360	164,710
LME Nickel Futures	43	November 2019	4,306,278	10,740
LME Nickel Futures	19	January 2020	1,900,494	(19,316)
Low SU Gasoil Futures	41	March 2020	2,284,725	(43,099)
MSCI Emerging Markets Futures	34	December 2019	3,327,240	56,885
Natural Gas Futures	918	December 2019	25,079,760	222,170
Natural Gas Futures	504	February 2020	12,942,720	(208,113)
Platinum Futures	70	January 2020	3,267,950	31,902

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Futures	45	December 2019	$6,830,550	$105,782
Soybean Futures	80	January 2020	3,729,000	6,600
Soybean Meal Futures	41	December 2019	1,248,040	25,588
Soybean Meal Futures	303	March 2020	9,408,150	308,160
Soybean Oil Futures	500	March 2020	9,375,000	220,635

Sold Contracts
10 Yr Japan Bond (OSE) Futures	35	December 2019	49,895,824	396,003
Brent Crude Futures	60	November 2019	3,577,200	98,713
Cocoa Futures	61	December 2019	1,465,830	32,436
Corn Futures	189	December 2019	3,685,500	(46,544)
LME Nickel Futures	43	November 2019	4,306,278	(84,086)
LME Nickel Futures	61	January 2020	6,101,586	(134,417)
MSCI Emerging Markets Futures	144	December 2019	7,498,080	(408,220)
Natural Gas Futures	340	April 2020	7,894,800	(311,909)
Soybean Oil Futures	62	January 2020	1,152,084	(3,011)
Wheat Futures (CBT)	191	December 2019	4,858,562	(28,919)

				$1,154,417

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NZD	6,545	USD	4,198	11/07/19	$1,797
Australia and New Zealand Banking Group Ltd.	AUD	2,026	USD	1,374	11/08/19	(22,568)
Australia and New Zealand Banking Group Ltd.	USD	13,261	AUD	19,335	11/08/19	68,995
Australia and New Zealand Banking Group Ltd.	JPY	9,769,170	USD	91,399	11/21/19	852,280
Australia and New Zealand Banking Group Ltd.	JPY	346,509	USD	3,201	11/21/19	(10,468)
Australia and New Zealand Banking Group Ltd.	USD	80,955	JPY	8,653,563	11/21/19	(748,897)
Australia and New Zealand Banking Group Ltd.	USD	1,364	CHF	1,348	1/10/20	10,737
Australia and New Zealand Banking Group Ltd.	USD	6,872	HKD	53,824	5/26/20	(2,838)
Bank of America, NA	USD	4,926	JPY	530,294	11/08/19	(14,873)
Bank of America, NA	RUB	118,969	USD	1,848	11/14/19	(4,398)
Bank of America, NA	USD	8,743	RUB	564,104	11/14/19	42,926
Bank of America, NA	JPY	294,802	USD	2,735	11/21/19	2,563
Bank of America, NA	CAD	9,064	USD	6,824	11/22/19	(58,793)
Bank of America, NA	TRY	19,554	USD	3,266	12/05/19	(123,174)
Bank of America, NA	NOK	12,714	USD	1,383	1/08/20	(409)
Bank of America, NA	USD	5,562	SEK	53,608	1/08/20	11,847
Barclays Bank PLC	BRL	9,640	USD	2,315	11/04/19	(88,887)
Barclays Bank PLC	USD	2,408	BRL	9,640	11/04/19	(3,842)
Barclays Bank PLC	NZD	11,508	USD	7,395	11/07/19	16,555

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	NZD	53,849	USD	33,782	11/07/19	$(745,132)
Barclays Bank PLC	USD	16,768	NZD	26,036	11/07/19	(74,686)
Barclays Bank PLC	USD	6,863	AUD	10,156	11/08/19	138,710
Barclays Bank PLC	CLP	4,036,177	USD	5,568	11/14/19	124,721
Barclays Bank PLC	COP	9,803,520	USD	2,830	11/14/19	(69,442)
Barclays Bank PLC	USD	2,732	RUB	176,009	11/14/19	8,947
Barclays Bank PLC	USD	1,369	RUB	87,817	11/14/19	(1,618)
Barclays Bank PLC	IDR	20,736,587	USD	1,429	11/21/19	(40,599)
Barclays Bank PLC	JPY	3,995,988	USD	37,325	11/21/19	287,863
Barclays Bank PLC	JPY	449,737	USD	4,146	11/21/19	(22,585)
Barclays Bank PLC	USD	6,242	IDR	88,880,060	11/21/19	56,148
Barclays Bank PLC	USD	1,151	IDR	16,217,405	11/21/19	(1,556)
Barclays Bank PLC	USD	42,461	JPY	4,560,763	11/21/19	(188,766)
Barclays Bank PLC	CAD	9,571	USD	7,232	11/22/19	(34,946)
Barclays Bank PLC	USD	23,340	CAD	30,897	11/22/19	119,707
Barclays Bank PLC	TWD	131,361	USD	4,324	11/27/19	2,535
Barclays Bank PLC	TWD	124,885	USD	4,096	11/27/19	(12,558)
Barclays Bank PLC	USD	14,244	TWD	437,649	11/27/19	155,006
Barclays Bank PLC	USD	18,824	TRY	112,000	12/05/19	590,126
Barclays Bank PLC	PHP	279,473	USD	5,408	12/06/19	(90,115)
Barclays Bank PLC	USD	5,849	PHP	297,301	12/06/19	(336)
Barclays Bank PLC	USD	4,667	EUR	4,171	12/16/19	(1,306)
Barclays Bank PLC	EUR	3,739	NOK	37,118	1/08/20	(151,800)
Barclays Bank PLC	CHF	5,674	USD	5,791	1/10/20	8,154
Barclays Bank PLC	CHF	45,030	USD	45,728	1/10/20	(169,925)
Barclays Bank PLC	USD	5,788	CHF	5,674	1/10/20	(5,259)
Barclays Bank PLC	ILS	7,308	USD	2,077	1/15/20	(3,862)
Barclays Bank PLC	EUR	4,974	USD	5,529	1/16/20	(47,538)
Barclays Bank PLC	INR	101,503	USD	1,419	1/16/20	3,371
Barclays Bank PLC	INR	382,214	USD	5,306	1/16/20	(26,627)
Barclays Bank PLC	USD	9,692	INR	698,218	1/16/20	48,642
Barclays Bank PLC	USD	2,631	INR	187,884	1/16/20	(9,552)
Barclays Bank PLC	CNY	24,816	USD	3,516	2/13/20	2,365
Barclays Bank PLC	USD	15,086	CNY	107,354	2/13/20	115,173
Barclays Bank PLC	USD	2,771	MYR	11,583	2/13/20	4,816
BNP Paribas SA	NZD	32,343	USD	20,437	11/07/19	(300,797)
BNP Paribas SA	USD	3,479	NZD	5,521	11/07/19	60,859
BNP Paribas SA	USD	12,490	NZD	19,415	11/07/19	(41,829)
BNP Paribas SA	AUD	70,016	USD	47,916	11/08/19	(355,681)
BNP Paribas SA	USD	36,234	AUD	53,254	11/08/19	480,388
BNP Paribas SA	PEN	12,405	USD	3,675	11/14/19	(32,789)
BNP Paribas SA	USD	8,843	ZAR	130,557	11/21/19	(222,434)
BNP Paribas SA	CAD	25,020	USD	18,782	11/22/19	(215,678)
BNP Paribas SA	USD	8,232	CAD	10,893	11/22/19	38,902
BNP Paribas SA	JPY	2,603,404	USD	24,860	12/16/19	688,147
BNP Paribas SA	USD	70,378	NOK	631,662	1/08/20	(1,653,258)
BNP Paribas SA	USD	12,046	SEK	117,712	1/08/20	193,215
BNP Paribas SA	USD	14,032	SEK	134,706	1/08/20	(24,861)
BNP Paribas SA	USD	11,525	CHF	11,369	1/10/20	63,718
Citibank, NA	USD	5,107	NZD	8,097	11/07/19	84,460
Citibank, NA	USD	8,739	AUD	12,820	11/08/19	99,162
Citibank, NA	COP	4,541,966	USD	1,350	11/14/19	6,303

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	COP	9,326,701	USD	2,714	11/14/19	$(44,124)
Citibank, NA	PEN	17,731	USD	5,259	11/14/19	(40,634)
Citibank, NA	USD	1,342	CLP	971,164	11/14/19	(32,278)
Citibank, NA	USD	1,524	COP	5,127,080	11/14/19	(7,115)
Citibank, NA	IDR	218,936,934	USD	15,136	11/21/19	(379,143)
Citibank, NA	USD	3,440	JPY	373,162	11/21/19	18,970
Citibank, NA	ZAR	39,789	USD	2,690	11/21/19	62,856
Citibank, NA	TRY	50,815	USD	8,592	12/05/19	(216,763)
Citibank, NA	PHP	876,293	USD	16,818	12/06/19	(420,861)
Citibank, NA	USD	4,740	PHP	246,048	12/06/19	100,039
Citibank, NA	USD	8,851	JPY	962,172	12/13/19	80,662
Citibank, NA	CNY	24,324	USD	3,441	12/19/19	(8,954)
Citibank, NA	NOK	432,937	USD	48,506	1/08/20	1,402,733
Citibank, NA	USD	9,541	NOK	84,979	1/08/20	(295,126)
Citibank, NA	USD	11,272	CZK	262,963	1/09/20	236,945
Citibank, NA	USD	1,222	PLN	4,659	1/09/20	(1,428)
Citibank, NA	CHF	4,110	SEK	40,160	1/10/20	(12,903)
Citibank, NA	CHF	10,078	USD	10,289	1/10/20	16,858
Citibank, NA	SEK	26,709	USD	2,769	1/10/20	(8,808)
Citibank, NA	USD	3,062	CHF	2,999	1/10/20	(5,016)
Citibank, NA	EUR	8,559	USD	9,438	1/16/20	(157,286)
Citibank, NA	SGD	18,317	USD	13,453	1/16/20	(21,369)
Citibank, NA	TRY	7,932	USD	1,320	1/21/20	(38,718)
Citibank, NA	USD	2,018	TRY	12,073	1/21/20	50,031
Citibank, NA	KRW	2,399,769	USD	2,052	2/06/20	(2,838)
Citibank, NA	USD	7,290	KRW	8,523,487	2/06/20	10,080
Credit Suisse International	BRL	43,578	USD	10,409	11/04/19	(457,054)
Credit Suisse International	USD	10,883	BRL	43,578	11/04/19	(17,368)
Credit Suisse International	CLP	20,690,103	USD	29,125	11/14/19	1,218,958
Credit Suisse International	TRY	32,782	USD	5,663	12/05/19	(19,048)
Credit Suisse International	NOK	214,194	USD	23,617	1/08/20	312,745
Credit Suisse International	SEK	323,110	USD	33,125	1/08/20	(472,127)
Credit Suisse International	USD	11,684	NOK	106,961	1/08/20	(47,084)
Credit Suisse International	USD	20,686	SEK	202,198	1/08/20	338,739
Credit Suisse International	USD	13,117	SEK	125,992	1/08/20	(16,268)
Credit Suisse International	CHF	6,792	SEK	66,905	1/10/20	34,115
Credit Suisse International	USD	23,474	CHF	23,123	1/10/20	95,153
Credit Suisse International	USD	6,794	EUR	6,123	1/16/20	70,188
Credit Suisse International	USD	2,646	TRY	15,990	1/21/20	93,291
Credit Suisse International	HKD	105,000	USD	13,380	5/26/20	(19,977)
Deutsche Bank AG	USD	3,439	CHF	3,386	1/10/20	12,468
Goldman Sachs Bank USA	BRL	54,819	USD	13,763	11/04/19	94,375
Goldman Sachs Bank USA	BRL	16,649	USD	3,979	11/04/19	(172,622)
Goldman Sachs Bank USA	USD	17,849	BRL	71,468	11/04/19	(28,483)
Goldman Sachs Bank USA	USD	4,100	AUD	6,063	11/08/19	79,703
Goldman Sachs Bank USA	RUB	176,586	USD	2,757	11/14/19	6,447
Goldman Sachs Bank USA	RUB	618,076	USD	9,496	11/14/19	(129,757)
Goldman Sachs Bank USA	USD	2,921	CLP	2,098,418	11/14/19	(90,328)
Goldman Sachs Bank USA	USD	16,358	RUB	1,055,413	11/14/19	79,653
Goldman Sachs Bank USA	USD	2,063	RUB	132,168	11/14/19	(4,149)
Goldman Sachs Bank USA	JPY	445,482	AUD	6,101	11/21/19	78,934

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	JPY	5,125,316	USD	47,796	11/21/19	$291,434
Goldman Sachs Bank USA	USD	31,776	IDR	456,088,713	11/21/19	545,586
Goldman Sachs Bank USA	USD	29,750	JPY	3,217,781	11/21/19	74,582
Goldman Sachs Bank USA	USD	14,459	JPY	1,544,871	11/21/19	(140,357)
Goldman Sachs Bank USA	CAD	8,009	USD	6,087	11/22/19	5,654
Goldman Sachs Bank USA	CAD	25,658	USD	19,398	11/22/19	(84,039)
Goldman Sachs Bank USA	USD	12,077	CAD	16,022	11/22/19	88,206
Goldman Sachs Bank USA	USD	4,092	TWD	124,375	11/27/19	428
Goldman Sachs Bank USA	BRL	11,024	USD	2,751	12/03/19	6,905
Goldman Sachs Bank USA	USD	13,741	BRL	54,819	12/03/19	(97,251)
Goldman Sachs Bank USA	JPY	2,340,811	USD	22,094	12/16/19	360,581
Goldman Sachs Bank USA	MXN	65,627	USD	3,390	1/07/20	11,209
Goldman Sachs Bank USA	NOK	75,519	USD	8,203	1/08/20	(13,097)
Goldman Sachs Bank USA	CZK	79,142	USD	3,400	1/09/20	(63,950)
Goldman Sachs Bank USA	HUF	7,567,037	USD	25,137	1/09/20	(645,848)
Goldman Sachs Bank USA	USD	2,452	CZK	55,967	1/09/20	(2,595)
Goldman Sachs Bank USA	USD	3,261	HUF	976,840	1/09/20	67,169
Goldman Sachs Bank USA	SEK	40,543	CHF	4,109	1/10/20	(28,218)
Goldman Sachs Bank USA	SEK	13,451	USD	1,371	1/10/20	(27,671)
HSBC Bank USA	USD	1,375	NZD	2,176	11/07/19	19,846
HSBC Bank USA	AUD	4,028	USD	2,743	11/08/19	(33,896)
HSBC Bank USA	USD	4,106	AUD	5,986	11/08/19	21,546
HSBC Bank USA	IDR	57,515,826	USD	3,889	11/21/19	(186,576)
HSBC Bank USA	JPY	420,836	AUD	5,709	11/21/19	36,877
HSBC Bank USA	USD	2,699	ZAR	39,809	11/21/19	(70,109)
HSBC Bank USA	TRY	7,677	USD	1,264	12/05/19	(66,310)
HSBC Bank USA	CNY	19,239	USD	2,703	12/19/19	(25,096)
HSBC Bank USA	HUF	814,520	EUR	2,476	1/09/20	(525)
HSBC Bank USA	USD	2,764	HUF	814,520	1/09/20	11,303
HSBC Bank USA	USD	2,750	PLN	10,546	1/09/20	12,071
HSBC Bank USA	USD	6,941	CHF	6,824	1/10/20	14,318
HSBC Bank USA	USD	4,139	CHF	4,057	1/10/20	(4,103)
HSBC Bank USA	NOK	25,225	EUR	2,462	1/16/20	15,144

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	2,706	INR	194,330	1/16/20	$5,275
JPMorgan Chase Bank, NA	BRL	42,215	USD	10,543	11/04/19	16,825
JPMorgan Chase Bank, NA	USD	10,144	BRL	42,215	11/04/19	382,507
JPMorgan Chase Bank, NA	USD	2,705	COP	9,281,632	11/14/19	39,982
JPMorgan Chase Bank, NA	AUD	12,203	JPY	885,646	11/21/19	(207,146)
JPMorgan Chase Bank, NA	IDR	48,261,011	USD	3,383	11/21/19	(37,141)
JPMorgan Chase Bank, NA	USD	1,355	IDR	19,238,175	11/21/19	7,869
JPMorgan Chase Bank, NA	USD	2,066	IDR	29,152,088	11/21/19	(304)
JPMorgan Chase Bank, NA	TWD	168,546	USD	5,515	11/27/19	(30,631)
JPMorgan Chase Bank, NA	TRY	7,266	USD	1,208	12/05/19	(51,152)
JPMorgan Chase Bank, NA	USD	2,685	TRY	15,647	12/05/19	26,918
JPMorgan Chase Bank, NA	CNY	25,277	USD	3,533	12/16/19	(52,559)
JPMorgan Chase Bank, NA	USD	3,546	CNY	25,277	12/16/19	38,783
Morgan Stanley & Co., Inc.	AUD	11,962	USD	8,093	11/08/19	(154,373)
Morgan Stanley & Co., Inc.	CLP	977,925	USD	1,373	11/14/19	53,653
Morgan Stanley & Co., Inc.	PEN	25,253	USD	7,456	11/14/19	(92,149)
Morgan Stanley & Co., Inc.	JPY	9,224,545	USD	85,250	11/18/19	(233,688)
Morgan Stanley & Co., Inc.	JPY	660,705	USD	6,102	11/21/19	(21,736)
Morgan Stanley & Co., Inc.	USD	1,360	IDR	19,168,654	11/21/19	(1,820)
Morgan Stanley & Co., Inc.	USD	4,198	JPY	452,921	11/21/19	294
Morgan Stanley & Co., Inc.	USD	1,353	JPY	144,372	11/21/19	(15,352)
Morgan Stanley & Co., Inc.	TWD	298,000	USD	9,583	11/27/19	(221,283)
Morgan Stanley & Co., Inc.	USD	21,625	TWD	672,000	11/27/19	483,743
Morgan Stanley & Co., Inc.	EUR	1,230	TRY	7,917	12/05/19	(2,097)
Morgan Stanley & Co., Inc.	USD	2,675	TRY	15,719	12/05/19	50,130
Morgan Stanley & Co., Inc.	JPY	556,537	USD	5,146	12/13/19	(20,242)
Morgan Stanley & Co., Inc.	EUR	10,366	USD	11,626	12/16/19	31,309
Morgan Stanley & Co., Inc.	USD	3,460	GBP	2,666	1/10/20	1,474
Morgan Stanley & Co., Inc.	USD	1,354	TRY	7,905	1/21/20	(262)
Natwest Markets PLC	BRL	12,604	USD	3,148	11/04/19	5,023
Natwest Markets PLC	USD	3,005	BRL	12,604	11/04/19	137,652
Natwest Markets PLC	CLP	3,478,640	USD	4,790	11/14/19	98,201
Natwest Markets PLC	COP	7,912,500	USD	2,342	11/14/19	1,412
Natwest Markets PLC	COP	4,631,982	USD	1,339	11/14/19	(30,878)
Natwest Markets PLC	USD	9,133	CLP	6,533,790	11/14/19	(320,603)
Natwest Markets PLC	USD	2,722	COP	9,219,016	11/14/19	4,397
Natwest Markets PLC	USD	2,775	TWD	85,373	11/27/19	33,797
Natwest Markets PLC	JPY	381,063	USD	3,522	12/13/19	(15,454)
Natwest Markets PLC	NOK	25,156	USD	2,753	1/08/20	15,665
Natwest Markets PLC	USD	2,709	EUR	2,451	1/08/20	38,186

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	SEK	26,775	EUR	2,472	1/10/20	$(13,579)
Natwest Markets PLC	EUR	4,974	USD	5,483	1/16/20	(93,748)
Standard Chartered Bank	USD	4,477	NZD	7,088	11/07/19	67,879
Standard Chartered Bank	AUD	7,182	USD	4,842	11/08/19	(109,160)
Standard Chartered Bank	IDR	37,934,119	USD	2,609	11/21/19	(79,302)
Standard Chartered Bank	GBP	7,266	USD	9,365	1/10/20	(68,682)
Standard Chartered Bank	USD	5,540	EUR	4,974	1/16/20	36,571
State Street Bank & Trust Co.	NZD	13,607	USD	8,678	11/07/19	(46,760)
State Street Bank & Trust Co.	USD	14,000	NZD	21,952	11/07/19	75,436
State Street Bank & Trust Co.	USD	265	AUD	392	11/21/19	5,930
State Street Bank & Trust Co.	USD	204	ZAR	3,012	11/21/19	(5,169)
State Street Bank & Trust Co.	CAD	1,829	USD	1,377	11/22/19	(11,543)
State Street Bank & Trust Co.	USD	355	TRY	2,038	12/05/19	(1,327)
State Street Bank & Trust Co.	USD	6,961	EUR	6,195	12/16/19	(32,177)
State Street Bank & Trust Co.	CNY	24,095	USD	3,404	12/19/19	(12,959)
State Street Bank & Trust Co.	USD	3,118	CNY	22,069	12/19/19	11,869
State Street Bank & Trust Co.	USD	22,006	MXN	426,194	1/07/20	(61,011)
State Street Bank & Trust Co.	SEK	12,711	USD	1,322	1/08/20	(205)
State Street Bank & Trust Co.	CHF	4,451	USD	4,520	1/10/20	(17,347)
State Street Bank & Trust Co.	USD	79	CHF	77	1/10/20	(99)
State Street Bank & Trust Co.	EUR	1,493	USD	1,651	1/16/20	(22,621)
State Street Bank & Trust Co.	THB	89,999	USD	2,982	1/16/20	(770)
State Street Bank & Trust Co.	USD	8,635	EUR	7,816	1/16/20	127,535
UBS AG	BRL	69,867	USD	17,449	11/04/19	27,845
UBS AG	USD	17,533	BRL	69,867	11/04/19	(111,477)
UBS AG	AUD	6,213	USD	4,199	11/08/19	(85,129)
UBS AG	JPY	530,294	AUD	7,157	11/08/19	22,951
UBS AG	JPY	429,611	USD	4,029	11/21/19	46,803
UBS AG	BRL	69,867	USD	17,504	12/03/19	115,216
UBS AG	USD	3,248	NOK	29,668	1/08/20	(19,907)
UBS AG	CHF	2,712	USD	2,766	1/10/20	1,738
UBS AG	CHF	2,719	USD	2,765	1/10/20	(6,329)
UBS AG	GBP	11,686	USD	15,190	1/10/20	17,195
UBS AG	GBP	2,666	USD	3,441	1/10/20	(20,196)
UBS AG	USD	26,920	EUR	24,309	1/16/20	332,668

						$218,352

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
RUB vs. USD/ Natwest Markets PLC(j)	RUB	68.325	12/2019	1,140,070,950	RUB	1,140,071	$205,405	$(26,883)
RUB vs. USD/ Bank of America, NA(j)	RUB	66.600	01/2020	366,566,400	RUB	366,566	42,177	(41,657)
TRY vs. USD/ Natwest Markets PLC(j)	TRY	8.200	11/2019	111,331,400	TRY	111,331	358,568	(19)

							$606,150	$(68,559)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Termination Date		Notional Amount (000)	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	3/26/25	12,504	2.170%	CPI#	Maturity	$(328,497)
Goldman Sachs International	USD	4/26/27	69,760	2.175%	CPI#	Maturity	(1,303,053)
JPMorgan Chase Bank, NA	USD	3/30/25	11,499	2.170%	CPI#	Maturity	(300,390)
JPMorgan Chase Bank, NA	USD	4/01/25	76,719	2.170%	CPI#	Maturity	(2,010,650)
JPMorgan Chase Bank, NA	USD	8/24/25	222,750	1.718%	CPI#	Maturity	(429,751)
JPMorgan Chase Bank, NA	USD	4/26/27	69,760	2.183%	CPI#	Maturity	(1,328,951)

							$(5,701,292)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Bloomberg Grains Subindex 3 Month Forward	0.15%	Quarterly	USD	4,163	12/16/19	$116,602
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	0.12%	Quarterly	USD	56,698	12/16/19	(355,682)
Bloomberg Petroleum Subindex 3 Month Forward	0.11%	Quarterly	USD	71,912	12/16/19	(7,315,132)
Bloomberg Precious Metals Subindex	0.08%	Quarterly	USD	45,543	12/16/19	95,593
Bloomberg Softs Subindex 3 Month Forward	0.18%	Quarterly	USD	21,382	12/16/19	161,216
Bloomberg Softs Subindex 3 Month Forward	0.18%	Maturity	USD	1,776	12/16/19	56,434
JPMorgan JMABRF34 Index(1)	0.60%	Quarterly	USD	38,898	12/16/19	(190,624)
Morgan Stanley Capital Services LLC
Bloomberg Grains Subindex 3 Month Forward	0.14%	Quarterly	USD	53,365	12/16/19	1,495,491
Bloomberg Livestock Subindex 3 Month Forward	0.16%	Quarterly	USD	19,323	12/16/19	908,372

Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.80%	Quarterly	USD	8,878	4/15/20	(132,257)

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.80%	Quarterly	USD	17,786	4/15/20	$(265,407)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.16%	Quarterly	USD	89,452	4/15/20	(1,331,654)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.30%	Quarterly	USD	13,849	8/17/20	(894,027)

						$(7,651,075)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $9,730,083 or 0.8% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REIT – Real Estate Investment Trust

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

(1)	The following table represents the largest (long/(short)) basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of October 31, 2019.

Security Description	Current Notional	Percent of Basket’s Value
LME Zinc Futures 1/20	$(8,447,542)	(21.7)%
LME Zinc Futures 5/20	8,394,766	21.6%
Cotton No. 2 Futures 5/20	8,364,955	21.5%
Live Cattle Futures 12/19	(8,316,032)	(21.4)%
Soybean Oil Futures 5/20	8,293,657	21.3%
Soybean Oil futures 1/20	(8,289,953)	(21.3)%
Cotton No. 2 Futures 12/19	(8,233,135)	(21.2)%
Gasoline RBOB Futures 1/20	(8,163,442)	(21.0)%
Live Cattle Futures 4/20	8,145,961	20.9%
Natural Gas Futures 1/20	(8,102,393)	(20.8)%
Gasoline RBOB Futures 5/20	8,041,995	20.7%
Copper Futures 12/19	(8,026,886)	(20.6)%
Copper Futures 5/20	8,021,450	20.6%
WTI Crude Futures 5/20	7,998,293	20.6%
Brent Crude Futures 1/20	(7,985,290)	(20.5)%
Wheat Futures (CBT) 12/19	(7,947,301)	(20.4)%
KC HRW Wheat Futures 12/19	(7,947,272)	(20.4)%
KC HRW Wheat Futures 5/20	7,936,607	20.4%
Wheat Futures (CBT) 5/20	7,924,662	20.4%
WTI Crude Futures 1/20	(7,899,064)	(20.3)%
LME PRI Aluminum Futures 1/20	(7,883,742)	(20.3)%
Brent Crude Futures 5/20	7,882,799	20.3%
Natural Gas Futures 5/20	7,882,574	20.3%
LME PRI Aluminum Futures 5/20	7,853,196	20.2%
Soybean Futures 5/20	7,847,765	20.2%
Coffee ‘C’ Futures 12/19	(7,837,195)	(20.1)%
Coffee ‘C’ Futures 5/20	7,812,887	20.1%
NY Harbor ULSD Futures 1/20	(7,811,499)	(20.1)%
NY Harbor ULSD Futures 5/20	7,788,612	20.0%
Soybean Futures 1/20	(7,778,270)	(20.0)%
Corn Futures 12/19	(7,741,448)	(19.9)%

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Current Notional	Percent of Basket’s Value
Soybean Meal Futures 5/20	$7,718,919	19.8%
Soybean Meal Futures 1/20	(7,679,673)	(19.7)%
Corn Futures 5/20	7,666,488	19.7%
Lean Hogs Futures 4/20	7,607,667	19.6%
Sugar #11 (World) Futures 5/20	7,552,836	19.4%
Sugar #11 (World) Futures 3/20	(7,549,115)	(19.4)%
LME Nickel Futures 5/20	7,546,041	19.4%
LME Nickel Futures 1/20	(7,517,500)	(19.3)%
Lean Hogs Futures 12/19	(7,353,756)	(18.9)%

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,045,901,698)	$1,090,268,262	(a)
Affiliated issuers (cost $32,293,967—including investment of cash collateral for securities loaned of $9,973,544)	32,293,967
Cash	954,710
Cash collateral due from broker	46,478,004
Foreign currencies, at value (cost $7,747,367)	7,782,817
Unrealized appreciation on forward currency exchange contracts	12,828,671
Receivable for investment securities sold	3,294,355
Unrealized appreciation on total return swaps	2,833,708
Unaffiliated dividends and interest receivable	1,636,576
Receivable for capital stock sold	854,040
Affiliated dividends receivable	69,851

Total assets	1,199,294,961

Liabilities
Options written, at value (premiums received $606,150)	68,559
Unrealized depreciation on forward currency exchange contracts	12,610,319
Unrealized depreciation on total return swaps	10,484,783
Payable for collateral received on securities loaned	9,973,544
Unrealized depreciation on inflation swaps	5,701,292
Payable for investment securities purchased and foreign currency transactions	4,910,934
Payable for variation margin on futures	1,350,867
Cash collateral due to broker	990,000
Advisory fee payable	715,517
Payable for capital stock redeemed	367,200
Distribution fee payable	131,136
Administrative fee payable	25,139
Transfer Agent fee payable	21,474
Directors’ fees payable	1,936
Accrued expenses and other liabilities	242,419

Total liabilities	47,595,119

Net Assets	$1,151,699,842

Composition of Net Assets
Capital stock, at par	$134,810
Additional paid-in capital	1,191,011,871
Accumulated loss	(39,446,839)

	$1,151,699,842

(a)	Includes securities on loan with a value of $19,521,151 (see Note E).

See notes to consolidated financial statements.

46 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,633,853	1,228,548	$8.66	*

C	$753,605	87,284	$8.63

Advisor	$18,610,710	2,155,857	$8.63

R	$271,119	31,769	$8.53

K	$2,069,440	242,129	$8.55

I	$23,540,565	2,744,112	$8.58

1	$608,485,592	71,522,366	$8.51

2	$8,709	1,000	$8.71

Z	$487,326,249	56,797,104	$8.58

*	The maximum offering price per share for Class A shares was $9.04 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 47

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,322,537)	$29,494,916
Affiliated issuers	2,743,353
Interest (net of foreign taxes withheld of $8,486)	2,183,821
Securities lending income	45,697	$34,467,787

Expenses
Advisory fee (see Note B)	9,505,943
Distribution fee—Class A	27,124
Distribution fee—Class C	10,046
Distribution fee—Class R	1,328
Distribution fee—Class K	5,830
Distribution fee—Class 1	1,532,411
Transfer agency—Class A	25,942
Transfer agency—Class C	2,427
Transfer agency—Advisor Class	48,251
Transfer agency—Class R	633
Transfer agency—Class K	4,628
Transfer agency—Class I	3,927
Transfer agency—Class 1	99,874
Transfer agency—Class Z	125,836
Custodian	440,922
Audit and tax	134,565
Registration fees	98,423
Administrative	83,276
Legal	50,029
Printing	49,482
Directors’ fees	23,131
Miscellaneous	70,347

Total expenses before bank overdraft expense	12,344,375
Bank overdraft expense	102,432

Total expenses	12,446,807
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(116,770)

Net expenses		12,330,037

Net investment income		22,137,750

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(27,176,087)
Forward currency exchange contracts	5,370,654
Futures	(10,940,263)
Options written	381,380
Swaps	(32,376,559)
Foreign currency transactions	4,848,597
Net change in unrealized appreciation/depreciation of:
Investments	92,109,015
Forward currency exchange contracts	(3,333,931)
Futures	(1,167,201)
Options written	(1,937,327)
Swaps	(11,258,370)
Foreign currency denominated assets and liabilities	69,742

Net gain on investment and foreign currency transactions	14,589,650

Net Increase in Net Assets from Operations	$36,727,400

(a)	Net of foreign capital gains taxes of $10,142.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,137,750	$29,830,198
Net realized gain (loss) on investment and foreign currency transactions	(59,892,278)	7,787,077
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	74,481,928	(110,625,061)

Net increase (decrease) in net assets from operations	36,727,400	(73,007,786)
Distributions to Shareholders
Class A	(155,536)	(364,713)
Class C	(4,520)	(34,800)
Advisor Class	(407,794)	(929,574)
Class R	(2,749)	(9,053)
Class K	(33,957)	(75,813)
Class I	(296,068)	(431,253)
Class 1	(10,161,406)	(21,767,349)
Class 2	(157)	(317)
Class Z	(13,581,524)	(18,426,298)
Capital Stock Transactions
Net increase (decrease)	(569,837,468)	421,628,704

Total increase (decrease)	(557,753,779)	306,581,748
Net Assets
Beginning of period	1,709,453,621	1,402,871,873

End of period	$1,151,699,842	$1,709,453,621

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2019, consolidated net assets of the Fund were $1,151,699,842, of which $69,767,318, or 6%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2019, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stocks:
Real Estate	$286,316,814	$168,496,122	$	– 0	–	$454,812,936
Energy	52,026,858	75,235,234		– 0	–	127,262,092
Materials	24,312,950	34,570,765		0	(a)	58,883,715
Software & Services	22,639,586	757,114		– 0	–	23,396,700
Pharmaceuticals & Biotechnology	14,018,413	8,409,648		– 0	–	22,428,061
Food Beverage & Tobacco	10,469,238	4,789,103		– 0	–	15,258,341
Retailing	8,925,419	4,160,133		– 0	–	13,085,552
Utilities	5,816,643	6,834,502		– 0	–	12,651,145
Transportation	3,813,260	7,779,143		– 0	–	11,592,403
Consumer Durables & Apparel	7,496,637	3,814,496		0	(a)	11,311,133
Media & Entertainment	8,849,277	574,740		– 0	–	9,424,017
Banks	6,223,239	3,066,393		– 0	–	9,289,632
Diversified Financials	8,080,493	907,476		– 0	–	8,987,969
Health Care Equipment & Services	6,091,488	2,230,839		– 0	–	8,322,327
Food & Staples Retailing	3,838,168	3,907,239		– 0	–	7,745,407
Capital Goods	2,610,534	5,010,066		– 0	–	7,620,600
Insurance	4,349,636	2,554,932		– 0	–	6,904,568
Semiconductors & Semiconductor Equipment	5,876,951	931,954		– 0	–	6,808,905
Consumer Services	4,612,763	1,700,549		– 0	–	6,313,312

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Telecommunication Services	$2,866,339		$3,328,701		$	– 0	–	$6,195,040
Commercial & Professional Services	3,137,733		2,197,713			– 0	–	5,335,446
Technology Hardware & Equipment	4,381,273		850,952			– 0	–	5,232,225
Household & Personal Products	2,203,766		2,645,691			– 0	–	4,849,457
Automobiles & Components	1,928,516		1,079,547			– 0	–	3,008,063
Inflation-Linked Securities	– 0	–	81,404,321			– 0	–	81,404,321
Investment Companies	56,756,028		– 0	–		– 0	–	56,756,028
Short-Term Investments:
Governments – Treasuries	– 0	–	85,393,617			– 0	–	85,393,617
Investment Companies	22,320,423		– 0	–		– 0	–	22,320,423
U.S. Treasury Bills	– 0	–	19,995,250			– 0	–	19,995,250
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,973,544		– 0	–		– 0	–	9,973,544

Total Investments in Securities	589,935,989		532,626,240	(b)		– 0	–	1,122,562,229
Other Financial Instruments(c):
Assets:
Futures	2,646,996		– 0	–		– 0	–	2,646,996	(d)
Forward Currency Exchange Contracts	– 0	–	12,828,671			– 0	–	12,828,671
Total Return Swaps	– 0	–	2,833,708			– 0	–	2,833,708
Liabilities:
Futures	(1,492,579)		– 0	–		– 0	–	(1,492,579	)(d)
Forward Currency Exchange Contracts	– 0	–	(12,610,319)			– 0	–	(12,610,319)
Currency Options Written	– 0	–	(68,559)			– 0	–	(68,559)
Inflation (CPI) Swaps	– 0	–	(5,701,292)			– 0	–	(5,701,292)
Total Return Swaps	– 0	–	(10,484,783)			– 0	–	(10,484,783)

Total	$591,090,406		$519,423,666		$	– 0	–	$1,110,514,072

(a)	The Fund held securities with zero market value at period end.

(b)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2020. For the year ended October 31, 2019, such reimbursement amounted to $4,118.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the reimbursement for such services amounted to $83,276.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $233,180 for the year ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $32 from the sale of Class A shares and received $0 and $5 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $108,602.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$105,547	$1,246,698	$1,329,925	$22,320	$2,473
Government Money Market Portfolio*	17,530	397,400	404,956	9,974	270

Total				$32,294	$2,743

*	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $158,901, $16,297, $19,775 and $1,951,054 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,109,349,251	$1,534,283,250
U.S. government securities	6,923,127	240,450,602

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,309,684,967

Gross unrealized appreciation	$113,719,248
Gross unrealized depreciation	(274,470,320)

Net unrealized depreciation	$(160,751,072)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended October 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2019, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in

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accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$396,003	*

Equity contracts	Receivable/Payable for variation margin on futures	162,667	*	Receivable/Payable for variation margin on futures	$408,220	*

Commodity contracts	Receivable/Payable for variation margin on futures	2,088,326	*	Receivable/Payable for variation margin on futures	1,084,359	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	12,828,671		Unrealized depreciation on forward currency exchange contracts	12,610,319

Foreign exchange contracts				Options written, at value	68,559

Interest rate contracts				Unrealized depreciation on inflation swaps	5,701,292

Commodity contracts	Unrealized appreciation on total return swaps	2,833,708		Unrealized depreciation on total return swaps	7,861,438

Equity contracts				Unrealized depreciation on total return swaps	2,623,345

Total		$18,309,375			$30,357,532

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(8,914,791)	$545,527

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(3,964,523)	(245,553)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,939,051	(1,467,175)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,370,654	(3,333,931)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,400,971)	(718,853)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,581,322)	(1,290,829)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,882,519	(717,978)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$(3,501,139)	$(1,219,349)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,042,533)	(4,718,936)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(22,763,666)	(3,916,089)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,570,360)	(2,623,345)

Total		$(44,547,081)	$(19,706,511)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2019:

Futures:
Average notional amount of buy contracts	$130,128,255
Average notional amount of sale contracts	$178,774,620
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$880,478,726
Average principal amount of sale contracts	$1,016,702,687
Purchased Options:
Average notional amount	$185,456,524	(a)
Options Written:
Average notional amount	$223,981,927
Inflation Swaps:
Average notional amount	$408,057,385
Total Return Swaps:
Average notional amount	$457,699,005

(a)	Positions were open for eleven months during the year.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$933,809	$(784,771)	$	– 0	–	$	– 0	–	$149,038
Bank of America, NA	57,336	(57,336)		– 0	–		– 0	–	– 0	–
Barclays Bank PLC	1,682,839	(1,682,839)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	1,525,229	(1,525,229)		– 0	–		– 0	–	– 0	–
Citibank, NA	2,169,099	(1,693,364)		– 0	–		– 0	–	475,735
Credit Suisse International	2,163,189	(1,048,926)		(700,000)			– 0	–	414,263
Deutsche Bank AG	12,468	(12,468)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,790,866	(1,790,866)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	136,380	(136,380)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	474,101	(474,101)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc	589,294	(589,294)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	334,333	(334,333)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	104,450	(104,450)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	220,770	(179,811)		– 0	–		– 0	–	40,959
UBS AG	564,416	(564,416)		– 0	–		– 0	–	– 0	–

Total	$12,758,579	$(10,978,584)		$(700,000)		$	– 0	–	$1,079,995	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$784,771	$(784,771)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	243,304	(57,336)		– 0	–		– 0	–		185,968
Barclays Bank PLC	1,789,631	(1,682,839)		– 0	–		– 0	–		106,792
BNP Paribas SA	2,847,327	(1,525,229)		– 0	–		– 0	–		1,322,098
Citibank, NA	1,693,364	(1,693,364)		– 0	–		– 0	–		– 0	–
Credit Suisse International	1,048,926	(1,048,926)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	328,497	(12,468)		(316,029)			– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,831,418	(1,790,866)		(1,040,552)			– 0	–		– 0	–
HSBC Bank USA	386,615	(136,380)		– 0	–		– 0	–		250,235
JPMorgan Chase Bank, NA	4,396,116	(474,101)		(3,520,000)			– 0	–		402,015
Morgan Stanley & Co., Inc.	763,002	(589,294)		– 0	–		– 0	–		173,708
Natwest Markets PLC	501,164	(334,333)		– 0	–		– 0	–		166,831
Standard Chartered Bank	257,144	(104,450)		– 0	–		– 0	–		152,694
State Street Bank & Trust Co.	179,811	(179,811)		– 0	–		– 0	–		– 0	–
UBS AG	2,866,383	(564,416)		(2,301,967)			– 0	–		– 0	–

Total	$20,917,473	$(10,978,584)		$(7,178,548)		$	– 0	–		$2,760,341	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$116,602	$	– 0	–	$	– 0	–	$	– 0	–	$116,602
JPMorgan Chase Bank, NA	352,026		(352,026)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	2,435,172		– 0	–		– 0	–		– 0	–	2,435,172

Total	$2,903,800		$(352,026)		$	– 0	–	$	– 0	–	$2,551,774	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,306	$	– 0	–	$	– 0	–	$	– 0	–	$1,306
JPMorgan Chase Bank, NA	7,913,997		(352,026)			(7,561,971)			– 0	–	– 0	–
State Street Bank & Trust Co.	32,177		– 0	–		– 0	–		– 0	–	32,177

Total	$7,947,480		$(352,026)			$(7,561,971)		$	– 0	–	$33,483	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If

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the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended October 31, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$19,521,151	$9,973,544	$10,560,523	$45,697	$270,097	$4,050

*	As of October 31, 2019.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	88,868	185,393	$747,515	$1,700,425

Shares issued in reinvestment of dividends	18,167	37,934	148,059	330,783

Shares converted from Class C	11,207	1,471	93,211	13,244

Shares redeemed	(235,310)	(206,436)	(1,954,142)	(1,859,480)

Net increase (decrease)	(117,068)	18,362	$(965,357)	$184,972

Class C
Shares sold	167	3,477	$1,393	$31,579

Shares issued in reinvestment of dividends	478	3,549	3,914	30,973

Shares converted to Class A	(11,204)	(1,471)	(93,211)	(13,244)

Shares redeemed	(46,500)	(65,084)	(390,586)	(583,217)

Net decrease	(57,059)	(59,529)	$(478,490)	$(533,909)

Advisor Class
Shares sold	440,752	314,220	$3,703,318	$2,817,286

Shares issued in reinvestment of dividends	41,667	83,713	337,917	726,628

Shares redeemed	(1,385,151)	(452,667)	(11,502,566)	(4,056,076)

Net decrease	(902,732)	(54,734)	$(7,461,331)	$(512,162)

Class R
Shares sold	6,000	12,047	$49,723	$106,908

Shares issued in reinvestment of dividends	341	1,051	2,749	9,053

Shares redeemed	(6,884)	(8,026)	(57,094)	(69,814)

Net increase (decrease)	(543)	5,072	$(4,622)	$46,147

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class K
Shares sold	42,717	96,940	$354,929	$855,707

Shares issued in reinvestment of dividends	4,218	8,805	33,957	75,813

Shares redeemed	(113,920)	(53,920)	(944,442)	(474,140)

Net increase (decrease)	(66,985)	51,825	$(555,556)	$457,380

Class I
Shares sold	1,387,415	86,550	$11,593,309	$767,698

Shares issued in reinvestment of dividends	36,824	50,087	296,068	431,253

Shares redeemed	(124,079)	(589,045)	(1,046,283)	(5,253,410)

Net increase (decrease)	1,300,160	(452,408)	$10,843,094	$(4,054,459)

Class 1
Shares sold	8,874,111	11,945,265	$73,005,826	$105,428,597

Shares issued in reinvestment of dividends	1,016,698	2,141,761	8,123,413	18,333,476

Shares redeemed	(14,897,881)	(11,665,113)	(122,185,527)	(103,089,485)

Net increase (decrease)	(5,007,072)	2,421,913	$(41,056,288)	$20,672,588

Class Z
Shares sold	315,577	103,611,910	$2,604,947	$952,574,384

Shares issued in reinvestment of dividends	1,687,146	2,140,104	13,581,524	18,426,298

Shares redeemed	(65,030,200)	(64,369,383)	(546,345,389)	(565,632,535)

Net increase (decrease)	(63,027,477)	41,382,631	$(530,158,918)	$405,368,147

There were no transactions in capital shares for Class 2 for the year ended October 31, 2019 and the year ended October 31, 2018.

At October 31, 2019, certain AB mutual funds owned approximately 35% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$24,643,711	$42,039,170

Total distributions paid	$24,643,711	$42,039,170

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,521,607
Accumulated capital and other losses	(73,587,186	)(a)
Unrealized appreciation/(depreciation)	(160,719,700	)(b)

Total accumulated earnings/(deficit)	$(216,785,279	)(c)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $73,587,186. The Fund also had $6,012,702 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fund had a net short-term capital loss carryforward of $72,547,171 and a net long-term capital loss carryforward of $1,040,015, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and the expiration of capital loss carryforwards resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the consolidated financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.53	$ 8.90	$ 8.24	$ 8.13	$ 10.52

Income From Investment Operations

Net investment income(a)(b)	.12	.14	.09	.10	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.23)	.76	.11	(2.26)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.25	(.09)	.85	.21	(2.20)

Less: Dividends

Dividends from net investment income	(.12)	(.28)	(.19)	(.10)	(.19)

Net asset value, end of period	$ 8.66	$ 8.53	$ 8.90	$ 8.24	$ 8.13

Total Return

Total investment return based on net asset value(d)*	2.97%	(1.11)%	10.45%	2.75%	(21.16)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,634	$11,478	$11,819	$13,682	$16,611

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.30%	1.26%	1.27%	1.30%	1.30%

Expenses, before waivers/reimbursements(e)(f)‡	1.32%	1.27%	1.28%	1.36%	1.47%

Net investment income(b)	1.42%	1.52%	1.05%	1.23%	.62%

Portfolio turnover rate	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.04%	.02%	.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.49	$ 8.83	$ 8.17	$ 8.03	$ 10.40

Income From Investment Operations

Net investment income (loss)(a)(b)	.06	.07	.02	.04	(.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	(.23)	.76	.12	(2.23)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.17	(.16)	.78	.16	(2.24)

Less: Dividends

Dividends from net investment income	(.03)	(.18)	(.12)	(.02)	(.13)

Net asset value, end of period	$ 8.63	$ 8.49	$ 8.83	$ 8.17	$ 8.03

Total Return

Total investment return based on net asset value(d)*	2.05	%††	(1.82)%	9.73%	2.07	%††	(21.75)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$754	$1,225	$1,801	$2,814	$4,202

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.05%	2.01%	2.02%	2.03%	2.00%

Expenses, before waivers/reimbursements(e)(f)‡	2.07%	2.02%	2.03%	2.11%	2.16%

Net investment income (loss)(b)	.66%	.78%	.27%	.51%	(.07)%

Portfolio turnover rate	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.04%	.02%	.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.51	$ 8.89	$ 8.22	$ 8.13	$ 10.56

Income From Investment Operations

Net investment income(a)(b)	.14	.16	.11	.12	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	(.24)	.77	.11	(2.27)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.26	(.08)	.88	.23	(2.18)

Less: Dividends

Dividends from net investment income	(.14)	(.30)	(.21)	(.14)	(.25)

Net asset value, end of period	$ 8.63	$ 8.51	$ 8.89	$ 8.22	$ 8.13

Total Return

Total investment return based on net asset value(d)*	3.15%	(.96)%	10.87%	3.00%	(20.95)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,611	$26,030	$27,670	$25,307	$30,541

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.05%	1.01%	1.02%	1.04%	1.00%

Expenses, before waivers/reimbursements(e)(f)‡	1.07%	1.02%	1.02%	1.10%	1.17%

Net investment income(b)	1.66%	1.77%	1.31%	1.51%	.95%

Portfolio turnover rate	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.04%	.02%	.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.40	$ 8.79	$ 8.14	$ 8.06	$ 10.51

Income From Investment Operations

Net investment income(a)(b)	.10	.11	.07	.07	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	(.23)	.76	.11	(2.24)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.21	(.12)	.83	.18	(2.20)

Less: Dividends

Dividends from net investment income	(.08)	(.27)	(.18)	(.10)	(.25)

Net asset value, end of period	$ 8.53	$ 8.40	$ 8.79	$ 8.14	$ 8.06

Total Return

Total investment return based on net asset value(d)*	2.62%	(1.47)%	10.29%	2.41	%††	(21.37)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$271	$271	$239	$201	$162

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.55%	1.55%	1.54%	1.54%	1.50%

Expenses, before waivers/reimbursements(e)(f)‡	1.57%	1.58%	1.60%	1.66%	1.64%

Net investment income(b)	1.16%	1.24%	.81%	.91%	.42%

Portfolio turnover rate	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.04%	.02%	.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 8.42	$ 8.80	$ 8.15	$ 8.07	$ 10.50

Income From Investment Operations

Net investment income(a)(b)	.12	.13	.09	.10	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	(.23)	.75	.11	(2.25)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.25	(.10)	.84	.21	(2.19)

Less: Dividends

Dividends from net investment income	(.12)	(.28)	(.19)	(.13)	(.24)

Net asset value, end of period	$ 8.55	$ 8.42	$ 8.80	$ 8.15	$ 8.07

Total Return

Total investment return based on net asset value(d)*	3.03%	(1.20)%	10.48%	2.81%	(21.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,069	$2,604	$2,265	$1,888	$1,668

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.27%	1.26%	1.28%	1.29%	1.25%

Expenses, before waivers/reimbursements(e)(f)‡	1.28%	1.27%	1.29%	1.35%	1.34%

Net investment income(b)	1.44%	1.52%	1.05%	1.23%	.67%

Portfolio turnover rate	100%	141%	123%	119%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%	.03%	.04%	.02%	.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.46		$ 8.83		$ 8.17		$ 8.11		$ 10.54

Income From Investment Operations

Net investment income(a)	.15	(b)	.17	(b)	.12	(b)	.12	(b)	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.22)		.77		.11		(2.25)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)

Net increase (decrease) in net asset value from operations	.28		(.05)		.89		.23		(2.16)

Less: Dividends

Dividends from net investment income	(.16)		(.32)		(.23)		(.17)		(.27)

Net asset value, end of period	$ 8.58		$ 8.46		$ 8.83		$ 8.17		$ 8.11

Total Return

Total investment return based on net asset value(d)*	3.39%		(.69)%		10.98%		3.03	%††	(20.97)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,541		$12,213		$16,753		$15,646		$14,508

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.85%		.83%		.85%		.91%		.96%

Expenses, before waivers/reimbursements(e)(f)‡	.86%		.84%		.86%		.92%		.96%

Net investment income	1.79	%(b)	1.96	%(b)	1.48	%(b)	1.61	%(b)	.99%

Portfolio turnover rate	100%		141%		123%		119%		53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.03%		.04%		.02%		.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.39		$ 8.76		$ 8.11		$ 8.05		$ 10.46

Income From Investment Operations

Net investment income(a)	.13	(b)	.15	(b)	.10	(b)	.11	(b)	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		(.22)		.76		.10		(2.24)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)

Net increase (decrease) in net asset value from operations	.25		(.07)		.86		.21		(2.17)

Less: Dividends

Dividends from net investment income	(.13)		(.30)		(.21)		(.15)		(.24)

Net asset value, end of period	$ 8.51		$ 8.39		$ 8.76		$ 8.11		$ 8.05

Total Return

Total investment return based on net asset value(d)*	3.14%		(.92)%		10.69%		2.82	%††	(21.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$608,485		$641,891		$649,421		$505,143		$474,631

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.09%		1.08%		1.09%		1.15%		1.16%

Expenses, before waivers/reimbursements(e)(f)‡	1.10%		1.08%		1.10%		1.16%		1.16%

Net investment income	1.62	%(b)	1.71	%(b)	1.24	%(b)	1.38	%(b)	.79%

Portfolio turnover rate	100%		141%		123%		119%		53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.03%		.04%		.02%		.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.58		$ 8.96		$ 8.29		$ 8.22		$ 10.68

Income From Investment Operations

Net investment income(a)	.16	(b)	.18	(b)	.13	(b)	.13	(b)	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13		(.24)		.77		.11		(2.28)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)

Net increase (decrease) in net asset value from operations	.29		(.06)		.90		.24		(2.19)

Less: Dividends

Dividends from net investment income	(.16)		(.32)		(.23)		(.17)		(.27)

Net asset value, end of period	$ 8.71		$ 8.58		$ 8.96		$ 8.29		$ 8.22

Total Return

Total investment return based on net asset value(d)*	3.46%		(.77)%		10.96%		3.17%		(20.85)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9		$9		$9		$8		$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.81%		.82%		.82%		.90%		.92%

Expenses, before waivers/reimbursements(e)(f)‡	.81%		.82%		.83%		.90%		.92%

Net investment income	1.90	%(b)	1.95	%(b)	1.50	%(b)	1.60	%(b)	.92%

Portfolio turnover rate	100%		141%		123%		119%		53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.03%		.04%		.02%		.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of period	$ 8.46		$ 8.83		$ 8.17		$ 8.11		$ 10.55

Income From Investment Operations

Net investment income(a)	.16	(b)	.17	(b)	.13	(b)	.12	(b)	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12		(.22)		.76		.11		(2.24)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)

Net increase (decrease) in net asset value from operations	.28		(.05)		.89		.23		(2.17)

Less: Dividends

Dividends from net investment income	(.16)		(.32)		(.23)		(.17)		(.27)

Net asset value, end of period	$ 8.58		$ 8.46		$ 8.83		$ 8.17		$ 8.11

Total Return

Total investment return based on net asset value(d)*	3.37%		(.68)%		10.98%		3.09%		(20.94)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$487,326		$1,013,733		$692,895		$8,634		$3,166

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84%		.83%		.82%		.92%		.96%

Expenses, before waivers/reimbursements(e)(f)‡	.85%		.84%		.83%		.92%		.96%

Net investment income	1.89	%(b)	1.86	%(b)	1.60	%(b)	1.56	%(b)	.92%

Portfolio turnover rate	100%		141%		123%		119%		53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.03%		.04%		.02%		.00%

See footnote summary on pages 90-91.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2019, October 31, 2018 and October 31, 2017, such waiver amounted to .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class A

Net of waivers/reimbursements	1.29%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.32%	N/A	N/A	N/A	N/A
Class C

Net of waivers/reimbursements	2.04%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	2.07%	N/A	N/A	N/A	N/A
Advisor Class

Net of waivers/reimbursements	1.04%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.06%	N/A	N/A	N/A	N/A
Class R

Net of waivers/reimbursements	1.54%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.57%	N/A	N/A	N/A	N/A
Class K

Net of waivers/reimbursements	1.27%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.28%	N/A	N/A	N/A	N/A
Class I

Net of waivers/reimbursements	.84%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	.85%	N/A	N/A	N/A	N/A
Class 1

Net of waivers/reimbursements	1.09%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.09%	N/A	N/A	N/A	N/A
Class 2

Net of waivers/reimbursements	.81%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	.81%	N/A	N/A	N/A	N/A
Class Z

Net of waivers/reimbursements	.83%	N/A	N/A	N/A	N/A

Before waivers/reimbursements	.84%	N/A	N/A	N/A	N/A

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended October 31, 2019 by .07%.

††

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB All Market Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Real Return Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of October 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 26, 2019

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended October 31, 2019. For individual shareholders, the Fund designates 67.07% of dividends paid as qualified dividend income. For corporate shareholders, 18.36% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 10.28% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Vinod Chathlani 37	Vice President	Vice President of the Adviser**, with which he has been associated since December 2014.

Daniel J. Loewy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Leon Zhu 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held on July 30-31, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 105

the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases

106 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 107

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

108 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0151-1019

OCT    10.31.19

ANNUAL REPORT

AB BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 10, 2019

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy for the annual reporting period ended October 31, 2019.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	2.86%	7.18%

Class 2 Shares[1]	2.92%	7.19%

Class A Shares	2.82%	7.00%

Class C Shares	2.36%	6.18%

Advisor Class Shares[2]	2.87%	7.21%

Class R Shares[2]	2.63%	6.64%

Class K Shares[2]	2.70%	6.88%

Class I Shares[2]	2.93%	7.23%

Class Z Shares[2]	2.90%	7.26%

Bloomberg Barclays 1-10 Year TIPS Index	3.00%	6.87%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2019.

During the 12-month period, all share classes outperformed the benchmark, except Class C and R, which underperformed, before sales charges. Sector exposure to investment-grade corporate bonds, commercial mortgage-backed securities (“CMBS”) and high-yield bonds contributed, relative to the benchmark. The Fund’s long exposure to inflation breakevens detracted from returns. Currency returns also slightly detracted, primarily from positions in the Brazilian real and Polish zloty, which were partially offset by gains in the Indian rupee.

2 | AB BOND INFLATION STRATEGY	abfunds.com

During the six-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s long exposure to inflation breakevens detracted from returns. Sector exposure to investment-grade corporate bonds and CMBS added to performance. Currency exposures did not have a meaningful impact on results during the period.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index (“CPI”) swaps were used to hedge inflation and for investment purposes, which had no material impact on returns. Variance swaps were used for hedging purposes to hedge against flight-to-quality tail events and had an immaterial impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended October 31, 2019. The US Federal Reserve lowered interest rates three times, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade conflict. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low, while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and was falling in emerging markets.

Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. At the end of the period, positive signs emerged of a partial US-China trade agreement and an increased likelihood of the UK leaving the European Union at the end of January 2020 with a negotiated deal. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty, but weakened in October against most developed- and emerging-market currencies.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

1/26/20101 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 1/26/20101 to 10/31/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			0.52%

1 Year	7.18%	7.18%

5 Years	2.36%	2.36%

Since Inception[3]	2.84%	2.84%

CLASS 2 SHARES[2]			0.62%

1 Year	7.19%	7.19%

5 Years	2.45%	2.45%

Since Inception[3]	2.92%	2.92%

CLASS A SHARES			0.18%

1 Year	7.00%	2.50%

5 Years	2.20%	1.31%

Since Inception[3]	2.64%	2.19%

CLASS C SHARES			-0.56%

1 Year	6.18%	5.18%

5 Years	1.43%	1.43%

Since Inception[3]	1.89%	1.89%

ADVISOR CLASS SHARES[4]			0.43%

1 Year	7.21%	7.21%

5 Years	2.46%	2.46%

Since Inception[3]	2.92%	2.92%

CLASS R SHARES[4]			-0.12%

1 Year	6.64%	6.64%

5 Years	1.95%	1.95%

Since Inception[3]	2.43%	2.43%

CLASS K SHARES[4]			0.19%

1 Year	6.88%	6.88%

5 Years	2.18%	2.18%

Since Inception[3]	2.66%	2.66%

CLASS I SHARES[4]			0.52%

1 Year	7.23%	7.23%

5 Years	2.48%	2.48%

Since Inception[3]	2.94%	2.94%

CLASS Z SHARES[4]			0.61%

1 Year	7.26%	7.26%

Since Inception[3]	2.74%	2.74%

(footnotes continued on next page)

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.28%, 1.17%, 1.56%, 2.29%, 1.31%, 1.90%, 1.65%, 1.34% and 1.21% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2019.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

3	Inception dates: 1/26/2010 for all share classes except Class Z; 12/11/2014 for Class Z shares.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	5.68%

5 Years	2.36%

Since Inception[2]	2.83%

CLASS 2 SHARES[1]

1 Year	5.70%

5 Years	2.44%

Since Inception[2]	2.92%

CLASS A SHARES

1 Year	0.97%

5 Years	1.30%

Since Inception[2]	2.18%

CLASS C SHARES

1 Year	3.70%

5 Years	1.44%

Since Inception[2]	1.90%

ADVISOR CLASS SHARES[3]

1 Year	5.74%

5 Years	2.46%

Since Inception[2]	2.92%

CLASS R SHARES[3]

1 Year	5.29%

5 Years	1.96%

Since Inception[2]	2.43%

CLASS K SHARES[3]

1 Year	5.44%

5 Years	2.21%

Since Inception[2]	2.66%

CLASS I SHARES[3]

1 Year	5.76%

5 Years	2.47%

Since Inception[2]	2.93%

CLASS Z SHARES[3]

1 Year	5.77%

Since Inception[2]	2.72%

(footnotes continued on next page)

12 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 1/26/2010 for all share classes except Class Z; 12/11/2014 for Class Z shares.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,028.20	$5.57	1.09%	$5.57	1.09%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%	$5.55	1.09%
Class C
Actual	$1,000	$1,023.60	$9.39	1.84%	$9.44	1.85%
Hypothetical**	$1,000	$1,015.93	$9.35	1.84%	$9.40	1.85%
Advisor Class
Actual	$1,000	$1,028.70	$4.30	0.84%	$4.30	0.84%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%	$4.28	0.84%
Class R
Actual	$1,000	$1,026.30	$6.84	1.34%	$6.84	1.34%
Hypothetical**	$1,000	$1,018.45	$6.82	1.34%	$6.82	1.34%
Class K
Actual	$1,000	$1,027.00	$5.57	1.09%	$5.57	1.09%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%	$5.55	1.09%
Class I
Actual	$1,000	$1,029.30	$4.30	0.84%	$4.30	0.84%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%	$4.28	0.84%
Class 1
Actual	$1,000	$1,028.60	$4.81	0.94%	$4.81	0.94%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%	$4.79	0.94%
Class 2
Actual	$1,000	$1,029.20	$4.30	0.84%	$4.30	0.84%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%	$4.28	0.84%
Class Z
Actual	$1,000	$1,029.00	$4.30	0.84%	$4.30	0.84%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%	$4.28	0.84%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $642.1

Total Investments ($mil): $737.1

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	108.3%

Non-U.S. Inflation-Protected Exposure	0.7

Non-Inflation Exposure	(9.0)

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	16.4%

Commercial Mortgage-Backed Securities	9.6%

Collateralized Mortgage Obligations	6.0%

Asset-Backed Securities	3.9%

Corporates–Non-Investment Grade	2.1%

Quasi-Sovereigns	0.3%

Emerging Markets–Corporate Bonds	0.3%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	66.8%

Corporates–Investment Grade	14.3%

Commercial Mortgage-Backed Securities	7.0%

Collateralized Mortgage Obligations	5.2%

Asset-Backed Securities	3.4%

Corporates–Non-Investment Grade	1.8%

Quasi-Sovereigns	0.3%

Emerging Markets–Corporate Bonds	0.3%

Governments–Treasuries	0.2%

Emerging Markets–Treasuries	0.2%

Short-Term	0.5%

1

All data are as of October 31, 2019. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2019

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 76.7%
Japan – 0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	487,809	$4,679,784

United States – 76.0%
U.S. Treasury Inflation Index 0.125%, 1/15/22-7/15/26 (TIPS)	U.S.$	67,729	67,601,944
0.125%, 7/15/22 (TIPS)(a)		14,371	14,344,411
0.125%, 7/15/24 (TIPS)(b)		31,936	31,970,973
0.375%, 7/15/23 (TIPS)(a)(b)		24,419	24,621,266
0.375%, 7/15/25 (TIPS)(a)		46,275	46,983,409
0.375%, 7/15/27 (TIPS)(b)		62,953	64,073,854
0.50%, 1/15/28 (TIPS)		10,120	10,378,021
0.625%, 1/15/24-1/15/26 (TIPS)		71,943	73,447,862
0.75%, 7/15/28 (TIPS)		42,345	44,561,259
1.75%, 1/15/28 (TIPS)		13,243	14,900,733
2.00%, 1/15/26 (TIPS)		11,552	12,817,135
2.375%, 1/15/25-1/15/27 (TIPS)		45,791	52,342,922
2.50%, 1/15/29 (TIPS)		14,901	18,014,095
3.875%, 4/15/29 (TIPS)		8,786	11,777,899

			487,835,783

Total Inflation-Linked Securities (cost $481,754,414)			492,515,567

CORPORATES – INVESTMENT GRADE – 16.4%
Industrial – 8.1%
Basic – 0.8%
Alpek SAB de CV 4.25%, 9/18/29(c)		232	236,350
Braskem Netherlands Finance BV 4.50%, 1/31/30(c)		1,160	1,149,084
Celulosa Arauco y Constitucion SA 4.20%, 1/29/30(c)		489	486,995
DuPont de Nemours, Inc. 4.205%, 11/15/23		915	980,816
4.493%, 11/15/25		915	1,014,076
Eastman Chemical Co. 3.80%, 3/15/25		227	237,624
Suzano Austria GmbH 6.00%, 1/15/29		937	1,033,511

			5,138,456

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.4%
Embraer Netherlands Finance BV 5.40%, 2/01/27	U.S.$	590	$667,069
General Electric Co. 0.875%, 5/17/25	EUR	1,165	1,299,610
United Technologies Corp. 3.95%, 8/16/25	U.S.$	750	821,445

			2,788,124

Communications - Media – 0.1%
CBS Corp. 3.50%, 1/15/25		300	312,837
Cox Communications, Inc. 2.95%, 6/30/23(c)		163	167,029
Time Warner Cable LLC 4.50%, 9/15/42		235	234,575
5.00%, 2/01/20		35	35,225

			749,666

Communications - Telecommunications – 1.0%
AT&T, Inc. 3.40%, 5/15/25		1,382	1,448,820
4.125%, 2/17/26		431	467,613
4.55%, 3/09/49		715	769,719
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)		1,150	1,224,371
Verizon Communications, Inc. 4.862%, 8/21/46		574	712,259
Vodafone Group PLC 3.75%, 1/16/24		1,072	1,130,467
4.125%, 5/30/25		638	692,460

			6,445,709

Consumer Cyclical - Automotive – 0.2%
General Motors Financial Co., Inc. 5.10%, 1/17/24		1,166	1,258,755

Consumer Cyclical - Restaurants – 0.1%
Starbucks Corp. 4.50%, 11/15/48		437	506,212

Consumer Non-Cyclical – 2.1%
AbbVie, Inc. 4.875%, 11/14/48		337	372,324
AmerisourceBergen Corp. 4.30%, 12/15/47		475	489,126

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49	U.S.$	1,080	$1,424,682
BAT Capital Corp. 3.215%, 9/06/26		1,308	1,302,964
Baxalta, Inc. 3.60%, 6/23/22		209	213,508
Cigna Corp. 3.75%, 7/15/23		318	333,216
4.125%, 11/15/25		374	405,315
4.375%, 10/15/28		501	552,443
CVS Health Corp. 4.10%, 3/25/25		685	736,067
4.30%, 3/25/28		685	742,944
Gilead Sciences, Inc. 2.55%, 9/01/20		1,360	1,367,330
Kraft Heinz Foods Co. 3.75%, 4/01/30(c)		981	1,002,337
3.95%, 7/15/25		83	87,428
Mylan NV 3.95%, 6/15/26		623	647,123
Reynolds American, Inc. 6.875%, 5/01/20		570	583,099
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		209	217,948
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(c)		1,151	1,240,928
Tyson Foods, Inc. 3.95%, 8/15/24		650	697,768
4.00%, 3/01/26		145	158,507
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		570	571,043
Zoetis, Inc. 3.45%, 11/13/20		509	515,393

			13,661,493

Energy – 2.0%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47		250	250,688
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27		728	749,432
Cenovus Energy, Inc. 3.00%, 8/15/22		33	33,347
Energy Transfer Operating LP 4.50%, 4/15/24		336	358,956
5.20%, 2/01/22		510	537,219

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	U.S.$	115	$121,962
Eni SpA 4.25%, 5/09/29(c)		954	1,046,881
Enterprise Products Operating LLC 3.70%, 2/15/26		771	820,984
5.20%, 9/01/20		335	343,868
Hess Corp. 4.30%, 4/01/27		1,053	1,106,693
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		104	108,533
5.00%, 10/01/21		1,200	1,254,480
Marathon Petroleum Corp. 5.125%, 3/01/21		280	291,460
Occidental Petroleum Corp. 2.90%, 8/15/24		1,100	1,111,880
3.20%, 8/15/26		173	174,979
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	635,724
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		418	459,294
TransCanada PipeLines Ltd. 9.875%, 1/01/21		930	1,011,626
Western Midstream Operating LP 4.50%, 3/01/28		375	361,185
4.75%, 8/15/28		249	241,684
Williams Cos., Inc. (The) 3.90%, 1/15/25		1,250	1,312,863
4.125%, 11/15/20		300	304,722

			12,638,460

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		600	647,250

Services – 0.3%
Expedia Group, Inc. 3.80%, 2/15/28		886	929,795
Global Payments, Inc. 4.00%, 6/01/23		496	524,217
S&P Global, Inc. 4.40%, 2/15/26		611	684,320

			2,138,332

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24	U.S.$	153	$157,474
3.875%, 1/15/27		407	411,094
Broadcom, Inc. 3.625%, 10/15/24(c)		500	514,250
4.25%, 4/15/26(c)		560	584,422
Dell International LLC/EMC Corp. 4.42%, 6/15/21(c)		456	470,902
6.02%, 6/15/26(c)		974	1,112,366
KLA Corp. 4.65%, 11/01/24		639	705,635
Lam Research Corp. 2.80%, 6/15/21		250	253,405
Seagate HDD Cayman 4.75%, 1/01/25		195	204,902
Western Digital Corp. 4.75%, 2/15/26		480	490,205

			4,904,655

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 4/05/36(c)		241	256,063
5.875%, 7/05/34(c)		330	387,025

			643,088

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		565	578,772

			52,098,972

Financial Institutions – 7.9%
Banking – 7.1%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		200	217,704
AIB Group PLC 4.263%, 4/10/25(c)		825	868,312
4.75%, 10/12/23(c)		425	453,900
American Express Co. Series C 4.90%, 3/15/20(d)		485	489,210
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(c)		600	642,582
Banco Santander SA 3.50%, 4/11/22		600	616,836
5.179%, 11/19/25		1,000	1,109,190
Bank of America Corp. 4.45%, 3/03/26		1,750	1,914,185

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series DD 6.30%, 3/10/26(d)	U.S.$	295	$335,447
Series L 3.95%, 4/21/25		2,182	2,322,783
Series Z 6.50%, 10/23/24(d)		458	517,041
Bank of Nova Scotia (The) 2.50%, 1/08/21		344	346,546
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(c)		555	559,279
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		137	161,207
Barclays PLC 3.684%, 1/10/23		700	715,645
BB&T Corp. 2.625%, 6/29/20		480	481,920
BBVA USA 2.875%, 6/29/22		1,508	1,531,404
BNP Paribas SA 2.375%, 5/21/20		534	535,260
4.375%, 5/12/26(c)		600	641,844
BPCE SA 2.75%, 1/11/23(c)		478	486,982
5.70%, 10/22/23(c)		213	236,409
Capital One Financial Corp. 3.30%, 10/30/24		1,241	1,294,028
Citigroup, Inc. 3.875%, 3/26/25		1,293	1,367,994
Commonwealth Bank of Australia 4.50%, 12/09/25(c)		404	437,314
Cooperatieve Rabobank UA 4.375%, 8/04/25		396	430,179
Credit Agricole SA/London 2.75%, 6/10/20(c)		565	567,266
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,285	1,345,883
4.55%, 4/17/26		891	985,793
Danske Bank A/S 3.244%, 12/20/25(c)		663	672,607
Discover Bank 4.682%, 8/09/28		327	342,653
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		382	383,310
2.905%, 7/24/23		922	936,807
3.717% (LIBOR 3 Month + 1.60%), 11/29/23(e)		406	419,349
3.85%, 7/08/24		1,000	1,060,390

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Bank USA NA 4.875%, 8/24/20	U.S.$	535	$547,091
HSBC Holdings PLC 4.25%, 3/14/24		1,148	1,218,304
4.292%, 9/12/26		377	407,793
ING Bank NV 5.80%, 9/25/23(c)		1,359	1,514,402
JPMorgan Chase & Co. 2.295%, 8/15/21		322	322,757
3.22%, 3/01/25		1,180	1,224,781
4.25%, 10/15/20		55	56,212
Series FF 5.00%, 8/01/24(d)		876	905,512
KeyBank NA/Cleveland OH 2.25%, 3/16/20		833	833,950
Lloyds Banking Group PLC 4.582%, 12/10/25		1,191	1,280,170
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		947	954,159
Morgan Stanley 3.737%, 4/24/24		1,196	1,253,312
5.00%, 11/24/25		300	337,884
Series G 4.35%, 9/08/26		929	1,012,824
5.50%, 7/28/21		456	482,521
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		400	402,116
Nationwide Building Society 4.00%, 9/14/26(c)		820	852,669
PNC Bank NA 2.60%, 7/21/20		250	251,213
3.80%, 7/25/23		940	991,728
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,190	1,277,667
Santander UK PLC 5.00%, 11/07/23(c)		505	544,940
UBS AG/Stamford CT 7.625%, 8/17/22		465	523,567
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		1,153	1,256,286
US Bancorp Series J 5.30%, 4/15/27(d)		427	461,519
Wells Fargo & Co. 3.069%, 1/24/23		759	773,504
3.75%, 1/24/24		489	517,181

			45,631,321

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.3%
Synchrony Financial 4.50%, 7/23/25	U.S.$	1,875	$2,020,650

Insurance – 0.4%
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(c)		183	225,337
MetLife, Inc. 5.70%, 6/15/35		90	121,732
Nationwide Financial Services, Inc. 5.375%, 3/25/21(c)		360	374,497
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		125	214,000
New York Life Global Funding 1.95%, 2/11/20(c)		905	905,018
Voya Financial, Inc. 5.65%, 5/15/53		335	354,276

			2,194,860

REITS – 0.1%
Welltower, Inc. 4.00%, 6/01/25		708	765,362

			50,612,193

Utility – 0.4%
Electric – 0.4%
CMS Energy Corp. 5.05%, 3/15/22		144	152,646
Enel Chile SA 4.875%, 6/12/28		821	908,231
Exelon Generation Co. LLC 2.95%, 1/15/20		736	736,677
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		620	683,744

			2,481,298

Total Corporates – Investment Grade (cost $100,011,898)			105,192,463

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.0%
Non-Agency Fixed Rate CMBS – 5.7%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50		1,210	1,302,052
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		730	767,622
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		885	929,042

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46	U.S.$	915	$943,620
Series 2013-GC11, Class D 4.422%, 4/10/46(c)		191	198,920
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,382	1,446,730
Series 2015-GC35, Class A4 3.818%, 11/10/48		450	488,477
Series 2016-C1, Class A4 3.209%, 5/10/49		775	815,982
Series 2016-GC36, Class A5 3.616%, 2/10/49		565	608,527
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		179	178,440
Series 2015-CR24, Class A5 3.696%, 8/10/48		590	634,635
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,155	1,245,818
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,220	1,282,835
Series 2015-PC1, Class A5 3.902%, 7/10/50		745	803,722
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		475	503,028
Series 2015-C3, Class A4 3.718%, 8/15/48		395	423,713
Series 2015-C4, Class A4 3.808%, 11/15/48		1,853	2,000,519
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		648	648,028
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)		301	299,417
Series 2014-GC18, Class D 4.99%, 1/10/47(c)		393	328,795
Series 2015-GC28, Class A5 3.396%, 2/10/48		1,300	1,374,760
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,150	1,282,129
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.395%, 8/15/46(c)		129	131,889

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47	U.S.$	1,220	$1,304,572
Series 2014-C22, Class XA 0.852%, 9/15/47(f)		21,378	719,654
Series 2015-C30, Class A5 3.822%, 7/15/48		585	633,371
Series 2015-C31, Class A3 3.801%, 8/15/48		990	1,071,773
Series 2015-C33, Class A4 3.77%, 12/15/48		1,150	1,246,182
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.075%, 9/15/50(f)		8,966	547,481
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		139	81,149
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.101%, 10/15/48(f)		10,948	535,367
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(g)(h)#		320	225,504
Series 2016-UB12, Class A4 3.596%, 12/15/49		870	937,620
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		1,200	1,365,774
Series 2018-C8, Class A4 3.983%, 2/15/51		990	1,096,672
Series 2018-C9, Class A4 4.117%, 3/15/51		1,800	2,016,392
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,352,103
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,160	1,227,862
Series 2015-SG1, Class C 4.467%, 9/15/48		537	562,402
Series 2016-LC25, Class C 4.419%, 12/15/59		330	349,232
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	931,262
Series 2016-NXS6, Class C 4.313%, 11/15/49		525	564,200

			36,407,272

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 2.3%
Ashford Hospitality Trust Series 2018-ASHF, Class A 2.814% (LIBOR 1 Month + 0.90%), 4/15/35(c)(e)	U.S.$	891	$889,411
Series 2018-KEYS, Class A 2.914% (LIBOR 1 Month + 1.00%), 5/15/35(c)(e)		1,250	1,248,449
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.914% (LIBOR 1 Month + 1.00%), 11/15/33(c)(e)		1,755	1,756,075
BFLD Trust Series 2019-DPLO, Class D 3.754% (LIBOR 1 Month + 1.84%), 10/15/34(c)(e)		468	467,999
BHMS Series 2018-ATLS, Class A 3.164% (LIBOR 1 Month + 1.25%), 7/15/35(c)(e)		1,001	1,001,584
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.734% (LIBOR 1 Month + 0.82%), 6/15/35(c)(e)		1,000	994,977
BX Commercial Mortgage Trust Series 2019-IMC, Class A 2.921% (LIBOR 1 Month + 1.00%), 4/15/34(c)(e)		766	766,046
BX Trust Series 2018-EXCL, Class A 3.001% (LIBOR 1 Month + 1.09%), 9/15/37(c)(e)		1,130	1,126,844
DBWF Mortgage Trust Series 2018-GLKS, Class A 2.876% (LIBOR 1 Month + 1.03%), 11/19/35(c)(e)		1,042	1,043,483
Great Wolf Trust Series 2017-WOLF, Class A 2.764% (LIBOR 1 Month + 0.85%), 9/15/34(c)(e)		745	745,000
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 3.114% (LIBOR 1 Month + 1.20%), 6/15/38(c)(e)		1,368	1,369,407
Series 2019-SMP, Class A 3.064% (LIBOR 1 Month + 1.15%), 8/15/32(c)(e)		1,125	1,127,767

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.864% (LIBOR 1 Month + 1.95%), 11/15/26(e)(i)	U.S.$	182	$182,196
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 2.697% (LIBOR 1 Month + 0.78%), 7/15/33(c)(e)		1,200	1,199,295
Starwood Retail Property Trust Series 2014-STAR, Class A 3.134% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)		961	959,316

			14,877,849

Total Commercial Mortgage-Backed Securities (cost $49,820,297)			51,285,121

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.0%
Risk Share Floating Rate – 5.0%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.173% (LIBOR 1 Month + 1.35%), 8/25/28(c)(e)		364	364,436
Series 2018-3A, Class M1B 3.673% (LIBOR 1 Month + 1.85%), 10/25/28(c)(e)		755	754,999
Series 2019-2A, Class M1C 3.823% (LIBOR 1 Month + 2.00%), 4/25/29(c)(e)		707	705,864
Series 2019-3A, Class M1B 3.423% (LIBOR 1 Month + 1.60%), 7/25/29(c)(e)		660	660,469
Series 2019-3A, Class M1C 3.773% (LIBOR 1 Month + 1.95%), 7/25/29(c)(e)		480	480,983
Series 2019-4A, Class M1B 3.914% (LIBOR 1 Month + 2.00%), 10/25/29(c)(e)		965	965,005
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.223% (LIBOR 1 Month + 2.40%), 4/25/31(c)(e)		711	716,184
Series 2019-R02, Class 1M2 4.123% (LIBOR 1 Month + 2.30%), 8/25/31(c)(e)		477	480,285
Series 2019-R03, Class 1M2 3.973% (LIBOR 1 Month + 2.15%), 9/25/31(c)(e)		231	231,590

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-R05, Class 1M2 3.823% (LIBOR 1 Month + 2.00%), 7/25/39(c)(e)	U.S.$	474	$475,049
Series 2019-R06, Class 2M2 3.923% (LIBOR 1 Month + 2.10%), 9/25/39(c)(e)		702	703,269
Series 2019-R07, Class 1M2 3.923% (LIBOR 1 Month + 2.10%), 10/25/39(c)(e)		1,280	1,279,775
Eagle RE Ltd. Series 2018-1, Class M1 3.523% (LIBOR 1 Month + 1.70%), 11/25/28(c)(e)		278	278,214
Federal Home Loan Mortgage Corp. Series 2019-DNA4, Class M2 3.828% (LIBOR 1 Month + 1.95%), 10/25/49(c)(e)		955	954,997
Series 2019-FTR2, Class M2 3.973% (LIBOR 1 Month + 2.15%), 11/25/48(c)(e)		515	514,766
Series 2019-HQA3, Class M2 3.672% (LIBOR 1 Month + 1.85%), 9/25/49(c)(e)		640	638,533
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.073% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,400	1,510,038
Series 2014-DN3, Class M3 5.823% (LIBOR 1 Month + 4.00%), 8/25/24(e)		1,056	1,106,024
Series 2014-HQ3, Class M3 6.573% (LIBOR 1 Month + 4.75%), 10/25/24(e)		217	229,734
Series 2015-DNA2, Class M2 4.423% (LIBOR 1 Month + 2.60%), 12/25/27(e)		132	132,723
Series 2015-DNA2, Class M3 5.723% (LIBOR 1 Month + 3.90%), 12/25/27(e)		805	836,200
Series 2015-HQA1, Class M2 4.473% (LIBOR 1 Month + 2.65%), 3/25/28(e)		85	85,390
Series 2015-HQA2, Class M3 6.623% (LIBOR 1 Month + 4.80%), 5/25/28(e)		276	295,472

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA1, Class M3 7.373% (LIBOR 1 Month + 5.55%), 7/25/28(e)	U.S.$	324	$356,717
Series 2016-DNA2, Class M3 6.473% (LIBOR 1 Month + 4.65%), 10/25/28(e)		1,085	1,163,152
Series 2017-DNA1, Class M2 5.073% (LIBOR 1 Month + 3.25%), 7/25/29(e)		850	891,019
Series 2017-DNA3, Class M2 4.323% (LIBOR 1 Month + 2.50%), 3/25/30(e)		900	918,017
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 4.823% (LIBOR 1 Month + 3.00%), 7/25/24(e)		371	389,780
Series 2014-C04, Class 1M2 6.723% (LIBOR 1 Month + 4.90%), 11/25/24(e)		366	399,688
Series 2014-C04, Class 2M2 6.823% (LIBOR 1 Month + 5.00%), 11/25/24(e)		103	109,880
Series 2015-C01, Class 1M2 6.123% (LIBOR 1 Month + 4.30%), 2/25/25(e)		860	908,149
Series 2015-C01, Class 2M2 6.373% (LIBOR 1 Month + 4.55%), 2/25/25(e)		183	188,729
Series 2015-C02, Class 1M2 5.823% (LIBOR 1 Month + 4.00%), 5/25/25(e)		326	343,576
Series 2015-C02, Class 2M2 5.823% (LIBOR 1 Month + 4.00%), 5/25/25(e)		215	223,418
Series 2015-C03, Class 1M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(e)		424	457,736
Series 2015-C03, Class 2M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(e)		375	398,169
Series 2015-C04, Class 1M2 7.523% (LIBOR 1 Month + 5.70%), 4/25/28(e)		826	902,883
Series 2015-C04, Class 2M2 7.373% (LIBOR 1 Month + 5.55%), 4/25/28(e)		373	397,502

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 1M2 8.573% (LIBOR 1 Month + 6.75%), 8/25/28(e)	U.S.$	503	$554,993
Series 2016-C01, Class 2M2 8.773% (LIBOR 1 Month + 6.95%), 8/25/28(e)		335	361,181
Series 2016-C02, Class 1M2 7.823% (LIBOR 1 Month + 6.00%), 9/25/28(e)		438	477,615
Series 2016-C03, Class 2M2 7.723% (LIBOR 1 Month + 5.90%), 10/25/28(e)		1,487	1,602,699
Series 2016-C05, Class 2M2 6.273% (LIBOR 1 Month + 4.45%), 1/25/29(e)		1,043	1,095,586
Series 2016-C07, Class 2M2 6.173% (LIBOR 1 Month + 4.35%), 5/25/29(e)		1,025	1,074,232
Series 2017-C03, Class 1M2 4.823% (LIBOR 1 Month + 3.00%), 10/25/29(e)		580	603,586
Series 2019-R04, Class 2M2 3.923% (LIBOR 1 Month + 2.10%), 6/25/39(c)(e)		682	683,762
Home Re Ltd. Series 2018-1, Class M1 3.423% (LIBOR 1 Month + 1.60%), 10/25/28(c)(e)		454	458,216
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.773% (LIBOR 1 Month + 1.95%), 7/25/29(c)(e)		452	452,172
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.054% (LIBOR 1 Month + 2.00%), 3/27/24(e)(i)		407	406,225
Series 2019-2R, Class A 4.804% (LIBOR 1 Month + 2.75%), 5/27/23(e)(i)		698	701,357
Series 2019-3R, Class A 4.164% (LIBOR 1 Month + 2.70%), 8/27/24(e)(i)		309	309,209
Radnor Re Ltd. Series 2019-1, Class M1B 3.773% (LIBOR 1 Month + 1.95%), 2/25/29(c)(e)		418	418,215
Series 2019-2, Class M1B 3.573% (LIBOR 1 Month + 1.75%), 6/25/29(c)(e)		723	722,775

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

STACR Trust Series 2019-DNA3, Class M2 3.873% (LIBOR 1 Month + 2.05%), 7/25/49(c)(e)	U.S.$	109	$109,456

			32,479,693

Agency Floating Rate – 1.0%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 4.679% (6.60% – LIBOR 1 Month), 11/15/41(e)(j)		4,279	730,628
Series 4693, Class SL 4.229% (6.15% – LIBOR 1 Month), 6/15/47(e)(j)		2,411	495,729
Series 4727, Class SA 4.279% (6.20% – LIBOR 1 Month), 11/15/47(e)(j)		2,759	526,888
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.717% (6.54% – LIBOR 1 Month), 12/25/41(e)(j)		1,205	257,509
Series 2014-17, Class SA 4.227% (6.05% – LIBOR 1 Month), 4/25/44(e)(j)		2,890	575,984
Series 2014-78, Class SE 4.277% (6.10% – LIBOR 1 Month), 12/25/44(e)(j)		2,073	386,208
Series 2014-92, Class SX 4.277% (6.10% – LIBOR 1 Month), 1/25/45(e)(j)		2,627	534,258
Series 2016-77, Class DS 4.177% (6.00% – LIBOR 1 Month), 10/25/46(e)(j)		2,371	437,187
Series 2017-62, Class AS 4.327% (6.15% – LIBOR 1 Month), 8/25/47(e)(j)		2,439	423,866
Series 2017-81, Class SA 4.377% (6.20% – LIBOR 1 Month), 10/25/47(e)(j)		2,564	524,034
Series 2017-97, Class LS 4.377% (6.20% – LIBOR 1 Month), 12/25/47(e)(j)		2,623	597,269
Government National Mortgage Association Series 2017-122, Class SA 4.354% (6.20% – LIBOR 1 Month), 8/20/47(e)(j)		1,795	358,850

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-134, Class MS 4.354% (6.20% – LIBOR 1 Month), 9/20/47(e)(j)	U.S.$	1,729	$372,221

			6,220,631

Total Collateralized Mortgage Obligations (cost $37,845,963)			38,700,324

ASSET-BACKED SECURITIES – 3.9%
Autos - Fixed Rate – 2.1%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 9/20/24(c)		1,760	1,844,353
Series 2018-2A, Class A 4.00%, 3/20/25(c)		1,425	1,517,000
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		250	260,736
Series 2017-3A, Class A 2.05%, 12/15/21(c)		22	21,858
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 3/17/25(c)		1,200	1,220,554
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		325	347,935
Series 2016-4, Class D 3.89%, 11/15/22(c)		330	338,022
Series 2017-4, Class A 2.07%, 4/15/22(c)		76	76,220
Series 2018-3, Class B 3.59%, 12/16/24(c)		1,200	1,223,155
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(c)		625	625,963
Series 2015-1A, Class B 3.52%, 3/25/21(c)		489	490,959
Series 2015-3A, Class A 2.67%, 9/25/21(c)		1,000	1,004,081
Series 2017-1A, Class A 2.96%, 10/25/21(c)		1,510	1,520,273
Series 2019-1A, Class A 3.71%, 3/25/23(c)		1,190	1,226,254
Series 2019-2A, Class A 3.42%, 5/25/25(c)		1,000	1,036,616
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(c)		875	881,013

			13,634,992

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 1.0%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(c)(g)	U.S.$	238	$239,428
Marlette Funding Trust Series 2017-3A, Class B 3.01%, 12/15/24(c)(g)		190	190,301
Series 2018-1A, Class A 2.61%, 3/15/28(c)(g)		17	16,552
Series 2018-3A, Class A 3.20%, 9/15/28(c)(g)		449	450,355
Series 2018-4A, Class A 3.71%, 12/15/28(c)(g)		645	651,297
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 7/15/25(c)(g)		497	499,460
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(c)(g)		851	852,558
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(g)		41	41,398
Series 2016-3, Class A 3.05%, 12/26/25(c)(g)		126	125,925
Series 2017-2, Class A 3.28%, 2/25/26(c)(g)		360	362,619
Series 2017-5, Class A2 2.78%, 9/25/26(c)(g)		723	724,789
Series 2017-6, Class A2 2.82%, 11/25/26(c)(g)		846	849,014
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(c)(g)		1,166	1,181,888

			6,185,584

Credit Cards - Fixed Rate – 0.7%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/24		1,675	1,695,465
Series 2018-B, Class A 3.46%, 7/15/25		850	872,766
Series 2018-B, Class M 3.81%, 7/15/25		935	960,829
Series 2019-B, Class M 3.04%, 4/15/26		1,070	1,079,078

			4,608,138

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 0.1%
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2 2.484% (LIBOR 1 Month + 0.57%), 1/15/22(e)	U.S.$	692	$692,494

Total Asset-Backed Securities (cost $24,644,767)			25,121,208

CORPORATES – NON-INVESTMENT GRADE – 2.1%
Financial Institutions – 1.1%
Banking – 0.9%
CIT Group, Inc. 5.25%, 3/07/25		579	637,537
Citigroup, Inc. 5.95%, 1/30/23(d)		257	271,749
Series O 5.875%, 3/27/20(d)		485	491,630
Series Q 5.95%, 8/15/20(d)		409	417,237
Credit Suisse Group AG 6.375%, 8/21/26(c)(d)		320	337,667
7.50%, 7/17/23(c)(d)		1,099	1,185,503
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(d)		286	283,812
Morgan Stanley Series J 5.55%, 7/15/20(d)		195	198,231
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		480	516,346
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		600	583,752
Standard Chartered PLC 3.446% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)		400	334,812
7.50%, 4/02/22(c)(d)		380	402,800

			5,661,076

Finance – 0.2%
Navient Corp. 6.125%, 3/25/24		722	756,086
6.625%, 7/26/21		415	439,414
7.25%, 1/25/22		54	58,569

			1,254,069

			6,915,145

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 0.9%
Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 3/15/26(c)	U.S.$	512	$548,465

Communications - Media – 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)		656	667,218
5.00%, 2/01/28(c)		702	734,348
CSC Holdings LLC 6.75%, 11/15/21		145	156,262
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(c)		407	425,559

			1,983,387

Consumer Cyclical - Automotive – 0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(c)	EUR	191	214,760

Consumer Cyclical - Other – 0.1%
International Game Technology PLC 6.25%, 2/15/22(c)	U.S.$	360	380,847
6.50%, 2/15/25(c)		460	512,477

			893,324

Energy – 0.3%
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		618	634,260
5.875%, 3/15/28		640	672,909
Transocean Poseidon Ltd. 6.875%, 2/01/27(c)		388	391,678

			1,698,847

Technology – 0.1%
CommScope, Inc. 5.50%, 3/01/24(c)		302	306,434
6.00%, 3/01/26(c)		420	431,512

			737,946

			6,076,729

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21		562	572,020

Total Corporates – Non-Investment Grade (cost $13,139,174)			13,563,894

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Indonesia – 0.2%
Pertamina Persero PT 6.45%, 5/30/44(c)	U.S.$	575	$734,742
Perusahaan Listrik Negara PT 6.15%, 5/21/48(c)		305	383,151

			1,117,893

Mexico – 0.1%
Petroleos Mexicanos 6.75%, 9/21/47		529	526,537
6.84%, 1/23/30(c)		258	275,092

			801,629

Total Quasi-Sovereigns (cost $1,677,489)			1,919,522

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Industrial – 0.3%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)(k)(l)		426	30,486

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 9/29/26(c)		328	326,873
BRF SA 3.95%, 5/22/23(c)		312	313,560
Minerva Luxembourg SA 6.50%, 9/20/26(c)		465	487,087
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(i)(k)(m)		655	24,497

			1,152,017

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		458	486,339

			1,668,842

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(i)		222	227,550

Total Emerging Markets - Corporate Bonds (cost $2,558,723)			1,896,392

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 0.3%
Malaysia – 0.3%
Malaysia Government Bond Series 0117 3.882%, 3/10/22 (cost $1,610,619)	MYR	6,633	$1,612,926

EMERGING MARKETS - TREASURIES – 0.2%
South Africa – 0.2%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30 (cost $1,347,025)	ZAR	22,251	1,355,543

EMERGING MARKETS - SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $255,000)	U.S.$	255	263,606

		Shares
COMMON STOCKS – 0.0%
Financials – 0.0%
Insurance – 0.0%
Mt Logan Re Ltd. (Preference Shares)(g)(k)(n) (cost $260,000)		260	245,834

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(o)(p)(q) (cost $3,423,463)		3,423,463	3,423,463

Total Investments – 114.8% (cost $718,348,832)			737,095,863
Other assets less liabilities – (14.8)%			(94,974,173)

Net Assets – 100.0%			$642,121,690

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	32	December 2019	$4,547,500	$715
U.S. T-Note 2 Yr (CBT) Futures	405	December 2019	87,318,633	(144,981)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	4	December 2019	5,702,380	45,258
U.S. T-Note 5 Yr (CBT) Futures	359	December 2019	42,793,922	122,836
U.S. T-Note 10 Yr (CBT) Futures	356	December 2019	46,385,688	423,804
U.S. Ultra Bond (CBT) Futures	4	December 2019	759,000	(2,631)

				$445,001

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	771	NZD	1,205	11/07/19	$1,543
BNP Paribas SA	NZD	2,820	USD	1,770	11/07/19	(38,073)
BNP Paribas SA	USD	1,545	NZD	2,414	11/07/19	2,750
Citibank, NA	BRL	7,316	USD	1,833	11/04/19	8,218
Citibank, NA	USD	872	BRL	3,658	11/04/19	40,391
Citibank, NA	USD	914	BRL	3,658	11/04/19	(1,458)
Citibank, NA	USD	1,313	COP	4,417,278	11/14/19	(6,130)
Citibank, NA	USD	1,708	JPY	183,281	11/21/19	(9,634)
Citibank, NA	USD	4,125	CAD	5,460	11/22/19	21,141
Citibank, NA	USD	917	BRL	3,658	12/03/19	(6,939)
Citibank, NA	USD	1,603	PLN	6,301	1/09/20	47,130
Deutsche Bank AG	JPY	517,727	USD	4,819	11/21/19	20,211
Goldman Sachs Bank USA	CAD	5,342	USD	4,026	11/22/19	(29,406)
Morgan Stanley Capital Services, Inc.	NZD	2,576	USD	1,629	11/07/19	(23,350)
Natwest Markets PLC	COP	4,414,409	USD	1,280	11/14/19	(25,467)
Standard Chartered Bank	USD	549	GBP	426	1/10/20	4,025
State Street Bank & Trust Co.	NZD	1,762	USD	1,123	11/07/19	(6,054)
State Street Bank & Trust Co.	ZAR	5,851	USD	395	11/21/19	8,892
State Street Bank & Trust Co.	EUR	2,535	USD	2,796	1/16/20	(46,540)
State Street Bank & Trust Co.	MYR	6,876	USD	1,639	2/13/20	(9,524)

						$(48,274)

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.48%	USD	8,750	$(211,213)	$(148,318)	$(62,895)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	6,000	7/15/20	1.613%	CPI#	Maturity	$7,180	$—	$7,180
USD	11,400	1/15/21	1.550%	CPI#	Maturity	4,071	—	4,071
USD	17,400	4/15/21	1.761%	CPI#	Maturity	(58,660)	—	(58,660)
USD	22,000	7/15/21	1.768%	CPI#	Maturity	(101,125)	—	(101,125)
USD	18,500	7/15/21	1.783%	CPI#	Maturity	(93,470)	—	(93,470)
USD	11,250	7/15/22	1.575%	CPI#	Maturity	(18,822)	—	(18,822)
USD	12,000	7/15/22	1.850%	CPI#	Maturity	(114,824)	—	(114,824)
USD	21,500	7/15/22	1.851%	CPI#	Maturity	(206,824)	—	(206,824)
USD	9,450	7/15/22	1.758%	CPI#	Maturity	(54,768)	—	(54,768)
USD	4,500	7/15/22	1.484%	CPI#	Maturity	4,711	—	4,711
USD	6,700	1/15/23	1.698%	CPI#	Maturity	(32,843)	—	(32,843)
USD	9,000	7/15/23	1.902%	CPI#	Maturity	(128,656)	—	(128,656)
USD	3,000	1/15/24	1.599%	CPI#	Maturity	(828)	—	(828)

						$(794,858)	$—	$(794,858)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	49,600	8/27/21	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$(154,081)	$307	$(154,388)
SEK	217,650	8/30/24	3 Month STIBOR	(0.165)%	Quarterly/Annual	(389,638)	—	(389,638)
USD	1,160	6/09/25	2.488%	3 Month LIBOR	Semi-Annual/ Quarterly	(69,484)	—	(69,484)
USD	2,106	8/04/25	2.293%	3 Month LIBOR	Semi-Annual/ Quarterly	(92,656)	—	(92,656)
USD	5,400	10/04/26	1.487%	3 Month LIBOR	Semi-Annual/ Quarterly	16,124	—	16,124

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,080	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	$(13,165)	$—	$(13,165)
USD	1,080	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(14,477)	—	(14,477)
USD	7,030	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(448,484)	—	(448,484)
USD	715	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	(46,852)	—	(46,852)
USD	5,395	6/04/29	2.150%	3 Month LIBOR	Semi-Annual/ Quarterly	(296,269)	—	(296,269)
USD	3,170	9/27/29	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	6,127	—	6,127
USD	1,490	11/10/35	2.631%	3 Month LIBOR	Semi-Annual/ Quarterly	(204,189)	—	(204,189)

						$(1,707,044)	$307	$(1,707,351)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.29%	USD	30	$(356)	$367	$(723)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	328	6,593	22,997	(16,404)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	346	6,955	23,727	(16,772)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	346	6,955	23,727	(16,772)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	683	13,728	54,776	(41,048)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	1,367	27,477	99,708	(72,231)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	1,367	27,476	103,223	(75,747)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	1,683	33,829	118,614	(84,785)

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50	) %	Monthly	0.29%	USD	26	$(309)	$230	$(539)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.29	USD	2,785	(33,134)	33,793	(66,927)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.29	USD	354	(4,212)	4,631	(8,843)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.29	USD	1,041	(12,385)	10,593	(22,978)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.29	USD	3,469	(41,271)	35,606	(76,877)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.29	USD	226	(2,689)	2,078	(4,767)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.29	USD	387	(4,605)	5,021	(9,626)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.29	USD	418	(4,973)	5,279	(10,252)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.29	USD	836	(9,946)	10,559	(20,505)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00		Monthly	11.58	USD	1,668	(256,585)	(269,838)	13,253
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00		Monthly	11.58	USD	188	(28,920)	(30,611)	1,691
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00		Monthly	11.58	USD	362	(55,686)	(56,782)	1,096
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00		Monthly	11.58	USD	33	(5,081)	(5,298)	217
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00		Monthly	11.58	USD	21	(3,231)	(3,385)	154
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00		Monthly	11.58	USD	181	(27,893)	(28,055)	162

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	547	$(46,559)	$(84,253)	$37,694
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,367	(116,468)	(153,550)	37,082
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,620	(138,024)	(174,224)	36,200
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	723	(61,539)	(89,774)	28,235
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	950	(80,940)	(106,710)	25,770
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	953	(81,195)	(104,945)	23,750
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	653	(55,690)	(79,006)	23,316
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,016	(86,563)	(109,824)	23,261
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	683	(58,192)	(78,452)	20,260
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	475	(40,470)	(60,467)	19,997
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	335	(28,543)	(44,050)	15,507
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	340	(28,968)	(43,282)	14,314
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	475	(40,470)	(54,560)	14,090
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	209	(17,789)	(31,251)	13,462
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	292	(24,878)	(37,171)	12,293
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	248	(21,109)	(33,000)	11,891
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	210	(17,874)	(28,607)	10,733

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	376	$(32,035)	$(40,592)	$8,557
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	195	(16,630)	(23,593)	6,963
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	69	(5,879)	(8,916)	3,037
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	100	(8,512)	(10,205)	1,693
CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	67	(5,703)	(10,828)	5,125
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.88	USD	1,145	4,796	(25,549)	30,345
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	226	(19,236)	(33,639)	14,403
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	139	(11,843)	(17,303)	5,460
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	122	(10,385)	(14,920)	4,535
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	326	(27,748)	(31,207)	3,459
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	169	(14,385)	(14,043)	(342)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	130	(11,065)	(10,577)	(488)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	138	(11,746)	(9,573)	(2,173)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	471	(40,090)	(30,571)	(9,519)
CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	5	(426)	(627)	201
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	218	(18,555)	(25,009)	6,454

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	217	$(18,470)	$(24,904)	$6,434
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	150	(12,767)	(18,964)	6,197
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	247	(21,024)	(26,698)	5,674
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	130	(11,065)	(16,436)	5,371
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	30	(2,553)	(3,528)	975
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	464	(39,495)	(38,293)	(1,202)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	436	(37,111)	(31,384)	(5,727)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	662	(56,347)	(46,551)	(9,796)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	714	(60,773)	(41,119)	(19,654)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,000	(85,200)	(132,831)	47,631
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,300	(110,652)	(154,064)	43,412
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	598	(50,900)	(92,231)	41,331
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	710	(60,433)	(82,024)	21,591
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	322	(27,408)	(43,969)	16,561
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	166	(14,130)	(17,745)	3,615
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	59	(5,022)	(6,391)	1,369
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	27	(2,300)	(3,474)	1,174

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	15	$(1,277)	$(2,286)	$1,009
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	30	(2,553)	(2,973)	420
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	178	(15,150)	(15,432)	282
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	30	(2,553)	(2,747)	194
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	15	(1,277)	(1,349)	72
CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	517	(44,006)	(86,002)	41,996
CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	371	(31,579)	(60,840)	29,261
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	691	(58,815)	(85,024)	26,209
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	241	(20,513)	(29,916)	9,403
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	118	(10,044)	(15,108)	5,064
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	122	(10,384)	(11,909)	1,525
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	30	(2,553)	(2,937)	384
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	28	(2,384)	(2,741)	357
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,100	(93,628)	(163,107)	69,479
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	191	(16,257)	(13,513)	(2,744)

						$(2,471,599)	$(2,735,808)	$264,209

*	Termination date

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	17,640	7/15/21	1.765%	CPI#	Maturity	$77,644
Barclays Bank PLC	USD	6,950	1/15/21	1.490%	CPI#	Maturity	73,250
Deutsche Bank AG	USD	5,190	7/15/21	2.152%	CPI#	Maturity	(61,148)
JPMorgan Chase Bank, NA	USD	23,800	7/15/23	1.848%	CPI#	Maturity	(274,116)

							$(184,370)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	3/06/42	2.804%	3 Month LIBOR	Semi- Annual/ Quarterly	$(117,486)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2019
HSBC Bank USA†	1.90%	—	$10,451,527
HSBC Bank USA†	1.91%	—	31,950,453
JPMorgan Chase Bank†	1.67%	—	54,138,192

			$96,540,172

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2019.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Inflation-Linked Securities	$96,540,172	$	– 0	–	$	– 0	–	$	– 0	–	$96,540,172

#	Fair valued by the Adviser.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $84,294,062 or 13.1% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

abfunds.com	AB BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(f)	IO – Interest Only.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Illiquid security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of October 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.864%, 11/15/26	11/16/15	$181,876	$182,196	0.03%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.054%, 3/27/24	3/21/19	407,234	406,225	0.06%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.804%, 5/27/23	6/07/19	697,661	701,357	0.11%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 4.164%, 8/27/24	10/11/12	309,204	309,209	0.05%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	222,000	227,550	0.04%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	363,153	24,497	0.00%

(j)	Inverse interest only security.

(k)	Non-income producing security.

(l)	Defaulted.

(m)	Defaulted matured security.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$260,000	$245,834	0.04%

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

48 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 49

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $714,925,369)	$733,672,400
Affiliated issuers (cost $3,423,463)	3,423,463
Cash	9,412
Cash collateral due from broker	4,927,995
Foreign currencies, at value (cost $31,065)	31,179
Interest receivable	2,510,090
Receivable for capital stock sold	2,240,652
Unrealized appreciation on forward currency exchange contracts	154,301
Unrealized appreciation on inflation swaps	150,894
Market value on credit default swaps (net premiums paid $421,223)	127,809
Receivable for investment securities sold	118,487
Receivable for newly entered credit default swaps	27,929
Affiliated dividends receivable	5,657

Total assets	747,400,268

Liabilities
Payable for reverse repurchase agreements	96,540,172
Payable for investment securities purchased	3,321,103
Market value on credit default swaps (net premiums received $3,157,031)	2,599,408
Payable for capital stock redeemed	944,498
Payable for variation margin on centrally cleared swaps	338,987
Unrealized depreciation on inflation swaps	335,264
Payable for variation margin on futures	299,735
Unrealized depreciation on forward currency exchange contracts	202,575
Advisory fee payable	141,967
Unrealized depreciation on interest rate swaps	117,486
Cash collateral due to broker	85,000
Distribution fee payable	41,592
Administrative fee payable	24,583
Transfer Agent fee payable	14,404
Directors’ fees payable	1,936
Accrued expenses and other liabilities	269,868

Total liabilities	105,278,578

Net Assets	$642,121,690

Composition of Net Assets
Capital stock, at par	$59,285
Additional paid-in capital	644,495,972
Accumulated loss	(2,433,567)

$642,121,690

See notes to financial statements.

50 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$38,422,436	3,510,216	$10.95	*

C	$2,606,768	244,289	$10.67

Advisor	$168,439,307	15,372,917	$10.96

R	$6,992,450	639,691	$10.93

K	$5,051,471	462,543	$10.92

I	$9,892,906	912,877	$10.84

1	$319,281,028	29,654,689	$10.77

2	$58,828,925	5,467,353	$10.76

Z	$32,606,399	3,020,256	$10.80

*	The maximum offering price per share for Class A shares was $11.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 51

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Interest	$20,927,176
Dividends—Affiliated issuers	118,298
Other income	2,945	$21,048,419

Expenses
Advisory fee (see Note B)	3,113,850
Distribution fee—Class A	98,519
Distribution fee—Class C	29,986
Distribution fee—Class R	33,425
Distribution fee—Class K	20,697
Distribution fee—Class 1	314,312
Transfer agency—Class A	60,039
Transfer agency—Class C	4,687
Transfer agency—Advisor Class	247,649
Transfer agency—Class R	16,490
Transfer agency—Class K	15,332
Transfer agency—Class I	10,188
Transfer agency—Class 1	40,098
Transfer agency—Class 2	6,787
Transfer agency—Class Z	5,942
Custodian	186,441
Registration fees	155,267
Audit and tax	115,205
Printing	85,322
Administrative	75,412
Legal	47,397
Directors’ fees	23,131
Miscellaneous	28,221

Total expenses before interest expense	4,734,397
Interest expense	2,929,588

Total expenses	7,663,985
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,128,657)

Net expenses		6,535,328

Net investment income		14,513,091

See notes to financial statements.

52 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(1,000,943)
Forward currency exchange contracts	(785,083)
Futures	(4,675,014)
Swaps	116,599
Foreign currency transactions	(164,003)
Net change in unrealized appreciation/depreciation of:
Investments(b)	39,267,154
Forward currency exchange contracts	156,115
Futures	(889,066)
Swaps	(4,179,130)
Foreign currency denominated assets and liabilities	(26,792)

Net gain on investment and foreign currency transactions	27,819,837

Contributions from Affiliates (see Note B)	5,918

Net Increase in Net Assets from Operations	$42,338,846

(a)	Net of foreign capital gains taxes of $7,406.

(b)	Net of increase in accrued foreign capital gains taxes of $17,433.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 53

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,513,091	$15,511,591
Net realized loss on investment and foreign currency transactions	(6,508,444)	(65,306)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	34,328,281	(20,415,263)
Contributions from Affiliates (see Note B)	5,918	– 0	–

Net increase (decrease) in net assets from operations	42,338,846	(4,968,978)
Distributions to Shareholders
Class A	(872,187)	(1,203,796)
Class C	(51,492)	(65,894)
Advisor Class	(4,083,274)	(3,655,256)
Class R	(132,330)	(127,949)
Class K	(152,387)	(228,768)
Class I	(225,817)	(88,791)
Class 1	(8,206,740)	(7,965,505)
Class 2	(1,472,842)	(1,492,526)
Class Z	(817,986)	(630,748)
Return of Capital
Class A	(20,252)	—
Class C	(1,196)	—
Advisor Class	(94,813)	—
Class R	(3,073)	—
Class K	(3,538)	—
Class I	(5,243)	—
Class 1	(190,560)	—
Class 2	(34,199)	—
Class Z	(18,994)	—
Capital Stock Transactions
Net increase	3,088,080	141,207,431

Total increase	29,040,003	120,779,220
Net Assets
Beginning of period	613,081,687	492,302,467

End of period	$642,121,690	$613,081,687

See notes to financial statements.

54 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CASH FLOWS

For the year ended October 31, 2019

Cash flows from operating activities
Net increase in net assets from operations		$42,338,846
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(295,539,423)
Purchases of short-term investments	(285,304,799)
Proceeds from disposition of long-term investments	376,084,771
Proceeds from disposition of short-term investments	301,671,661
Net realized loss on investment transactions and foreign currency transactions	6,508,444
Net realized loss on forward currency exchange contracts	(785,083)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(34,328,281)
Net accretion of bond discount and amortization of bond premium	1,387,911
Inflation index adjustment	(8,063,005)
Decrease in receivable for investments sold	12,805,920
Decrease in interest receivable	83,386
Decrease in affiliated dividends receivable	1,395
Increase in cash collateral due from broker	(3,037,007)
Increase in payable for investments purchased	578,861
Decrease in cash collateral due to broker	(325,000)
Decrease in advisory fee payable	(3,848)
Increase in administrative fee payable	2,384
Increase in Transfer Agent fee payable	1,059
Decrease in distribution fee payable	(4,295)
Decrease in Directors’ fee payable	(135)
Decrease in accrued expenses	(46,534)
Proceeds on swaps, net	1,138,739
Payments for exchange-traded derivatives settlements, net	(9,133,328)

Total adjustments		63,693,793

Net cash provided by (used in) operating activities		106,032,639

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 55

STATEMENT OF CASH FLOWS (continued)

Cash flows from financing activities
Redemptions of capital stock, net	$(10,483,370)
Cash dividends paid (net of dividend reinvestments)†	(3,346,816)
Repayment of reverse repurchase agreements	(92,194,345)

Net cash provided by (used in) financing activities		$(106,024,531)
Effect of exchange rate on cash		(190,795)

Net decrease in cash		(182,687)
Cash at beginning of year		223,278

Cash at end of year		$40,591

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$13,040,107
Interest expense paid during the year	$2,901,933

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

56 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB BOND INFLATION STRATEGY | 57

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

58 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

abfunds.com	AB BOND INFLATION STRATEGY | 59

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$492,515,567	$	– 0	–	$492,515,567
Corporates – Investment Grade		– 0	–	105,192,463		– 0	–	105,192,463

60 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Commercial Mortgage-Backed Securities	$	– 0	–	$51,059,617		$225,504		$51,285,121
Collateralized Mortgage Obligations		– 0	–	38,700,324		– 0	–	38,700,324
Asset-Backed Securities		– 0	–	18,935,624		6,185,584		25,121,208
Corporates – Non-Investment Grade		– 0	–	13,563,894		– 0	–	13,563,894
Quasi-Sovereigns		– 0	–	1,919,522		– 0	–	1,919,522
Emerging Markets – Corporate Bonds		– 0	–	1,896,392		– 0	–	1,896,392
Governments – Treasuries		– 0	–	1,612,926		– 0	–	1,612,926
Emerging Markets – Treasuries		– 0	–	1,355,543		– 0	–	1,355,543
Emerging Markets – Sovereigns		– 0	–	263,606		– 0	–	263,606
Common Stocks		– 0	–	– 0	–	245,834		245,834
Short-Term Investments		3,423,463		– 0	–	– 0	–	3,423,463

Total Investments in Securities		3,423,463		727,015,478		6,656,922		737,095,863
Other Financial Instruments(a):
Assets:
Futures		592,613		– 0	–	– 0	–	592,613	(b)
Forward Currency Exchange Contracts		– 0	–	154,301		– 0	–	154,301
Centrally Cleared Inflation (CPI) Swaps		– 0	–	15,962		– 0	–	15,962	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	22,251		– 0	–	22,251	(b)
Credit Default Swaps		– 0	–	127,809		– 0	–	127,809
Inflation (CPI) Swaps		– 0	–	150,894		– 0	–	150,894
Liabilities:
Futures		(147,612)		– 0	–	– 0	–	(147,612	)(b)
Forward Currency Exchange Contracts		– 0	–	(202,575)		– 0	–	(202,575)
Centrally Cleared Credit Default Swaps		– 0	–	(211,213)		– 0	–	(211,213	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(810,820)		– 0	–	(810,820	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,729,295)		– 0	–	(1,729,295	)(b)
Credit Default Swaps		– 0	–	(2,599,408)		– 0	–	(2,599,408)
Inflation (CPI) Swaps		– 0	–	(335,264)		– 0	–	(335,264)
Interest Rate Swaps		– 0	–	(117,486)		– 0	–	(117,486)
Reverse Repurchase Agreements		(96,540,172)		– 0	–	– 0	–	(96,540,172)

Total		$(92,671,708)		$721,480,634		$6,656,922		$635,465,848

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities			Asset- Backed Securities			Common Stocks
Balance as of 10/31/18		$5,198,391			$8,636,549		$260,766
Accrued discounts/(premiums)		1,251			57		– 0	–
Realized gain (loss)		66,015			214		– 0	–
Change in unrealized appreciation/depreciation		(99,876)			83,859		(14,932)
Purchases/Payups		– 0	–		1,824,882		– 0	–
Sales/Paydowns		(869,137)			(4,359,977)		– 0	–
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		(4,071,140)			– 0	–	– 0	–

Balance as of 10/31/19		$225,504			$6,185,584		$245,834

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(a)		$(71,894)			$81,833		$(14,932)

	Collateralized Mortgage Obligations			Emerging Markets - Corporate Bonds			Total
Balance as of 10/31/18		$573,680			$39,922		$14,709,308
Accrued discounts/(premiums)		– 0	–		– 0	–	1,308
Realized gain (loss)		– 0	–		– 0	–	66,229
Change in unrealized appreciation/depreciation		– 0	–		– 0	–	(30,949)
Purchases/Payups		– 0	–		– 0	–	1,824,882
Sales/Paydowns		– 0	–		– 0	–	(5,229,114)
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		(573,680)			(39,922)		(4,684,742	)(b)

Balance as of 10/31/19	$	– 0	–	$	– 0	–	$6,656,922

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(a)	$	– 0	–	$	– 0	–	$(4,993)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2019. Securities priced by third party vendors, which approximates fair value, are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/19	Valuation Technique	Unobservable Input	Input
Commercial Mortgage-Backed Securities	$225,504	Discounted Cash Flow	Discount Rate on Future Cash Flows	9%
Common Stocks	$245,834	Market Approach	NAV Equivalent	$945.52

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in discount rates in isolation would be expected to result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in NAV Equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

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NOTES TO FINANCIAL STATEMENTS (continued)

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating

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expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2020 and then may be extended for additional one-year terms. For the year ended October 31, 2019, such reimbursement amounted to $1,123,609.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the reimbursement for such services amounted to $75,412.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $168,603 for the year ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,554 from the sale of Class A shares and received $0 and $136 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $5,048.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$245	$254,300	$251,122	$3,423	$118

During the year ended October 31, 2019, the Adviser reimbursed the Fund $5,918 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the

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Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $250,090, $46,707, $49,544 and $1,583,128 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$82,420,586	$57,319,526
U.S. government securities	213,118,837	308,017,604

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$718,896,341

Gross unrealized appreciation	$21,905,521
Gross unrealized depreciation	(6,388,377)

Net unrealized appreciation	$15,517,144

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and

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sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on

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swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain

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circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

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During the year ended October 31, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$592,613	*	Receivable/Payable for variation margin on futures	$147,612	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	62,895	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	38,213	*	Receivable/Payable for variation margin on centrally cleared swaps	2,540,422	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$154,301	Unrealized depreciation on forward currency exchange contracts	$202,575
Interest rate contracts			Unrealized depreciation on interest rate swaps	117,486

Interest rate contracts	Unrealized appreciation on inflation swaps	150,894	Unrealized depreciation on inflation swaps	335,264

Credit contracts	Market value on credit default swaps	127,809	Market value on credit default swaps	2,599,408

Total		$1,063,830		$6,005,662

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,675,014)	$(889,066)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(785,083)	156,115

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(327,302)	(5,015,139)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(17,248)	$3,286

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	461,149	832,723

Total		$(5,343,498)	$(4,912,081)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2019:

Futures:
Average notional amount of buy contracts	$68,616,019
Average notional amount of sale contracts	$87,631,066
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$22,430,444
Average principal amount of sale contracts	$40,247,610
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$64,049,231
Centrally Cleared Interest Rate Swaps:
Average notional amount	$208,954,185
Centrally Cleared Inflation Swaps:
Average notional amount	$107,336,364	(a)
Credit Default Swaps:
Average notional amount of buy contracts	$16,307,385
Average notional amount of sale contracts	$25,876,615
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$8,750,000
Variance Swaps:
Average notional amount	$852,717	(b)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$1,543	$ – 0	–	$	– 0	–	$	– 0	–	$1,543
Bank of America, NA	77,644	– 0	–		– 0	–		(77,644)		– 0	–
Barclays Bank PLC	73,250	– 0	–		(73,250)			– 0	–	– 0	–
BNP Paribas SA	2,750	(2,750)			– 0	–		– 0	–	– 0	–
Citibank, NA	116,880	(24,161)			– 0	–		– 0	–	92,719
Citigroup Global Markets, Inc.	123,013	(123,013)			– 0	–		– 0	–	– 0	–
Credit Suisse International	4,796	(4,796)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	20,211	(20,211)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	4,025	– 0	–		– 0	–		– 0	–	4,025
State Street Bank & Trust Co.	8,892	(8,892)			– 0	–		– 0	–	– 0	–

Total	$433,004	$(183,823)			$(73,250)			$(77,644)		$98,287	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
BNP Paribas SA	$38,073	$(2,750)		$	– 0	–	$	– 0	–	$35,323
Citibank, NA	24,161	(24,161)			– 0	–		– 0	–	– 0	–
Citigroup Global Markets, Inc.	1,391,782	(123,013)			– 0	–		(1,162,649)		106,120
Credit Suisse International	180,367	(4,796)			– 0	–		(175,571)		– 0	–
Deutsche Bank AG	397,176	(20,211)			– 0	–		(376,965)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	491,140	– 0	–		– 0	–		(460,381)		30,759
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	378,809	– 0	–		– 0	–		(233,522)		145,287
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	265,640	– 0	–		– 0	–		– 0	–	265,640

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Natwest Markets PLC	$25,467	$	– 0	–	$	– 0	–	$	– 0	–	$25,467
State Street Bank & Trust Co.	62,118		(8,892)			– 0	–		– 0	–	53,226

Total	$3,254,733		$(183,823)		$	– 0	–		$(2,409,088)		$661,822	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2019, the average amount of reverse

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NOTES TO FINANCIAL STATEMENTS (continued)

repurchase agreements outstanding was $112,531,754 and the daily weighted average interest rate was 2.4%. At October 31, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $96,540,172 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$42,401,980	$(42,381,384)	$20,596
JPMorgan Chase Bank	54,138,192	(54,138,192)	– 0	–

Total	$96,540,172	$(96,519,576)	$20,596

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	1,335,847	3,937,249	$14,431,686	$42,317,254

Shares issued in reinvestment of dividends	62,261	94,816	668,363	1,013,624

Shares converted from Class C	12,244	4,933	134,636	53,025

Shares redeemed	(2,875,737)	(1,621,029)	(30,519,097)	(17,277,656)

Net increase (decrease)	(1,465,385)	2,415,969	$(15,284,412)	$26,106,247

Class C
Shares sold	35,201	80,988	$369,805	$848,738

Shares issued in reinvestment of dividends	3,952	5,012	41,489	52,474

Shares converted to Class A	(12,562)	(5,044)	(134,636)	(53,025)

Shares redeemed	(113,462)	(91,679)	(1,186,063)	(961,260)

Net decrease	(86,871)	(10,723)	$(909,405)	$(113,073)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Advisor Class
Shares sold	8,127,810	9,863,291	$87,174,658	$105,972,950

Shares issued in reinvestment of dividends	321,349	277,838	3,475,201	2,975,198

Shares redeemed	(7,376,016)	(5,759,401)	(78,961,128)	(61,748,685)

Net increase	1,073,143	4,381,728	$11,688,731	$47,199,463

Class R
Shares sold	220,089	258,252	$2,367,556	$2,764,011

Shares issued in reinvestment of dividends	12,562	11,974	135,386	127,889

Shares redeemed	(200,399)	(158,741)	(2,150,725)	(1,695,348)

Net increase	32,252	111,485	$352,217	$1,196,552

Class K
Shares sold	209,936	1,089,667	$2,243,823	$11,674,948

Shares issued in reinvestment of dividends	14,611	21,460	155,925	228,648

Shares redeemed	(915,078)	(226,656)	(9,803,750)	(2,422,983)

Net increase (decrease)	(690,531)	884,471	$(7,404,002)	$9,480,613

Class I
Shares sold	665,974	711,766	$6,999,802	$7,537,555

Shares issued in reinvestment of dividends	21,589	8,398	231,059	88,790

Shares redeemed	(322,578)	(232,023)	(3,425,749)	(2,446,093)

Net increase	364,985	488,141	$3,805,112	$5,180,252

Class 1
Shares sold	5,037,568	8,378,092	$53,163,034	$88,717,978

Shares issued in reinvestment of dividends	588,041	588,191	6,246,030	6,207,060

Shares redeemed	(5,661,186)	(4,938,558)	(59,833,807)	(52,179,735)

Net increase (decrease)	(35,577)	4,027,725	$(424,743)	$42,745,303

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class 2
Shares sold	1,269,811	1,578,363	$13,428,822	$16,764,164

Shares issued in reinvestment of dividends	117,535	117,312	1,249,674	1,237,650

Shares redeemed	(832,324)	(1,847,929)	(8,662,540)	(19,561,880)

Net increase (decrease)	555,022	(152,254)	$6,015,956	$(1,560,066)

Class Z
Shares sold	1,121,518	1,555,861	$11,902,841	$16,532,064

Shares issued in reinvestment of dividends	78,469	59,669	836,980	630,748

Shares redeemed	(704,502)	(585,517)	(7,491,195)	(6,190,672)

Net increase	495,485	1,030,013	$5,248,626	$10,972,140

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk

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NOTES TO FINANCIAL STATEMENTS (continued)

restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$16,015,055	$15,459,233

Total taxable distributions paid	$16,015,055	$15,459,233
Return of Capital	371,868	– 0	–

Total distributions paid	$16,386,923	$15,459,233

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(17,522,444	)(a)
Unrealized appreciation/(depreciation)	15,471,810	(b)

Total accumulated earnings/(deficit)	$(2,050,634	)(c)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $17,522,444.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $3,811,867 and a net long-term capital loss carryforward of $13,710,577, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable

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NOTES TO FINANCIAL STATEMENTS (continued)

Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.47	$ 10.83	$ 10.92	$ 10.44	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.21	.28	.21	.18	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.38)	(.11)	.51	(.31)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.73	(.10)	.10	.69	(.23)

Less: Dividends and Distributions

Dividends from net investment income	(0.24)	(0.26)	(0.19)	(0.21)	(0.10)

Return of capital	(0.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(0.25)	(0.26)	(0.19)	(0.21)	(0.10)

Net asset value, end of period	$ 10.95	$ 10.47	$ 10.83	$ 10.92	$ 10.44

Total Return

Total investment return based on net asset value(d)	7.00%	(.99)%	.91%	6.63%	(2.18)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,422	$52,116	$27,718	$16,712	$13,660

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.25%	1.31%	1.01%	.98%	.88%

Expenses, before waivers/reimbursements(e)	1.51%	1.56%	1.34%	1.42%	1.36%

Net investment income(b)	1.93%	2.60%	1.95%	1.71%	.75%

Portfolio turnover rate	40%	36%	42%	41%	51%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.24	$ 10.61	$ 10.71	$ 10.27	$ 10.64

Income From Investment Operations

Net investment income(a)(b)	.13	.19	.13	.10	.00	(e)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.37)	(.11)	.50	(.31)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.62	(.18)	.02	.60	(.31)

Less: Dividends

Dividends from net investment income	(.19)	(.19)	(.12)	(.16)	(.06)

Net asset value, end of period	$ 10.67	$ 10.24	$ 10.61	$ 10.71	$ 10.27

Total Return

Total investment return based on net asset value(d)	6.18%	(1.77)%	.16%	5.86%	(2.93)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,607	$3,391	$3,627	$2,505	$2,679

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.99%	2.03%	1.76%	1.72%	1.58%

Expenses, before waivers/reimbursements(e)	2.26%	2.29%	2.09%	2.16%	2.07%

Net investment income(b)	1.28%	1.77%	1.26%	.96%	.06%

Portfolio turnover rate	40%	36%	42%	41%	51%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.49	$ 10.84	$ 10.93	$ 10.46	$ 10.79

Income From Investment Operations

Net investment income(a)(b)	.27	.30	.25	.22	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48	(.37)	(.13)	.49	(.33)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.75	(.07)	.12	.71	(.20)

Less: Dividends and Distributions

Dividends from net investment income	(0.27)	(0.28)	(0.21)	(0.24)	(0.13)

Return of capital	(0.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(0.28)	(0.28)	(0.21)	(0.24)	(0.13)

Net asset value, end of period	$ 10.96	$ 10.49	$ 10.84	$ 10.93	$ 10.46

Total Return

Total investment return based on net asset value(d)	7.21%	(.68)%	1.15%	6.87%	(1.90)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$168,440	$150,011	$107,545	$29,186	$18,343

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.97%	1.05%	.77%	.73%	.58%

Expenses, before waivers/reimbursements(e)	1.24%	1.31%	1.10%	1.16%	1.06%

Net investment income(b)	2.47%	2.80%	2.31%	2.04%	1.23%

Portfolio turnover rate	40%	36%	42%	41%	51%

See footnote summary on page 94.

abfunds.com	AB BOND INFLATION STRATEGY | 87

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.46	$ 10.82	$ 10.89	$ 10.44	$ 10.78

Income From Investment Operations

Net investment income (loss)(a)(b)	.20	.24	.21	.29	(.08)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.37)	(.12)	.37	(.19)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.69	(.13)	.09	.66	(.27)

Less: Dividends

Dividends from net investment income	(.22)	(.23)	(.16)	(.21)	(.07)

Net asset value, end of period	$ 10.93	$ 10.46	$ 10.82	$ 10.89	$ 10.44

Total Return

Total investment return based on net asset value(d)	6.64%	(1.15)%	.80	%(f)	6.41%	(2.49)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,992	$6,354	$5,364	$408	$20

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.47%	1.54%	1.29%	1.24%	1.06%

Expenses, before waivers/reimbursements(e)	1.83%	1.90%	1.67%	1.71%	1.50%

Net investment income (loss)(b)	1.88%	2.24%	2.08%	2.71%	(.68)%

Portfolio turnover rate	40%	36%	42%	41%	51%

See footnote summary on page 94.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.45	$ 10.81	$ 10.89	$ 10.42	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.17	.27	.21	.20	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.54	(.38)	(.11)	.49	(.31)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.71	(.11)	.10	.69	(.24)

Less: Dividends and Distributions

Dividends from net investment income	(0.23)	(0.25)	(0.18)	(0.22)	(0.11)

Return of capital	(0.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(0.24)	(0.25)	(0.18)	(0.22)	(0.11)

Net asset value, end of period	$ 10.92	$ 10.45	$ 10.81	$ 10.89	$ 10.42

Total Return

Total investment return based on net asset value(d)	6.88%	(1.01)%	.96%	6.66%	(2.24)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,051	$12,055	$2,903	$2,409	$1,616

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.27%	1.35%	1.01%	.98%	.83%

Expenses, before waivers/reimbursements(e)	1.57%	1.65%	1.37%	1.36%	1.17%

Net investment income(b)	1.61%	2.57%	1.95%	1.87%	.70%

Portfolio turnover rate	40%	36%	42%	41%	51%

See footnote summary on page 94.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.38	$ 10.74	$ 10.84	$ 10.38	$ 10.73

Income From Investment Operations

Net investment income (loss)(a)(b)	.25	.28	.24	.22	(.06)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.36)	(.12)	.50	(.14)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.74	(.08)	.12	.72	(.20)

Less: Dividends and Distributions

Dividends from net investment income	(0.27)	(0.28)	(0.22)	(0.26)	(0.15)

Return of capital	(0.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(0.28)	(0.28)	(0.22)	(0.26)	(0.15)

Net asset value, end of period	$ 10.84	$ 10.38	$ 10.74	$ 10.84	$ 10.38

Total Return

Total investment return based on net asset value(d)	7.23%	(.73)%	1.15%	6.98%	(1.88)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,893	$5,688	$642	$345	$265

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.94%	1.11%	.76%	.72%	.57%

Expenses, before waivers/reimbursements(e)	1.18%	1.34%	.99%	1.03%	.76%

Net investment income (loss)(b)	2.40%	2.67%	2.25%	2.08%	(.50)%

Portfolio turnover rate	40%	36%	42%	41%	51%
See footnote summary on page 94.

90 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.33	$ 10.69	$ 10.80	$ 10.35	$ 10.71

Income From Investment Operations

Net investment income(a)(b)	.24	.28	.22	.20	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48	(.36)	(.11)	.51	(.32)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.72	(.08)	.11	.71	(.22)

Less: Dividends and Distributions

Dividends from net investment income	(0.27)	(0.28)	(0.22)	(0.26)	(0.14)

Return of capital	(0.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(0.28)	(0.28)	(0.22)	(0.26)	(0.14)

Net asset value, end of period	$ 10.77	$ 10.33	$ 10.69	$ 10.80	$ 10.35

Total Return

Total investment return based on net asset value(d)	7.18%	(.77	)%(‡)	1.01%	6.89%	(2.04)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$319,282	$306,620	$274,366	$226,408	$253,402

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.07%	1.14%	.86%	.82%	.68%

Expenses, before waivers/reimbursements(e)	1.20%	1.28%	1.04%	1.03%	.87%

Net investment income(b)	2.31%	2.66%	2.10%	1.86%	.98%

Portfolio turnover rate	40%	36%	42%	41%	51%

See footnote summary on page 94.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.32	$ 10.69	$ 10.79	$ 10.35	$ 10.71

Income From Investment Operations

Net investment income(a)(b)	.26	.29	.24	.20	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48	(.37)	(.11)	.51	(.32)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.74	(.08)	.13	.71	(.21)

Less: Dividends and Distributions

Dividends from net investment income	(0.29)	(0.29)	(0.23)	(0.27)	(0.15)

Return of capital	(0.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(0.30)	(0.29)	(0.23)	(0.27)	(0.15)

Net asset value, end of period	$ 10.76	$ 10.32	$ 10.69	$ 10.79	$ 10.35

Total Return

Total investment return based on net asset value(d)	7.19%	(.77)%	1.21%	6.92%	(1.95)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$58,829	$50,705	$54,118	$37,207	$40,897

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.96%	1.03%	.76%	.72%	.58%

Expenses, before waivers/reimbursements(e)	1.09%	1.17%	.94%	.93%	.77%

Net investment income(b)	2.45%	2.78%	2.24%	1.93%	1.09%

Portfolio turnover rate	40%	36%	42%	41%	51%

See footnote summary on page 94.

92 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	December 11, 2014(f) to October 31, 2015
2019	2018	2017	2016

Net asset value, beginning of period	$ 10.35	$ 10.72	$ 10.82	$ 10.38	$ 10.62

Income From Investment Operations

Net investment income(a)(b)	.27	.28	.24	.25	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	(.36)	(.11)	.46	(.28)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.74	(.08)	.13	.71	(.09)

Less: Dividends and Distributions

Dividends from net investment income	(0.28)	(0.29)	(0.23)	(0.27)	(0.15)

Return of capital	(0.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(0.29)	(0.29)	(0.23)	(0.27)	(0.15)

Net asset value, end of period	$ 10.80	$ 10.35	$ 10.72	$ 10.82	$ 10.38

Total Return

Total investment return based on net asset value(d)	7.26%	(.77)%	1.19%	6.89%	(.86)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32,606	$26,142	$16,019	$11,576	$3,821

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.96%	1.06%	.76%	.73%	.61	%^

Expenses, before waivers/reimbursements(e)	1.10%	1.21%	.94%	.95%	.84	%^

Net investment income(b)	2.50%	2.69%	2.22%	2.40%	2.09	%^

Portfolio turnover rate	40%	36%	42%	41%	51%

See footnote summary on page 94.

abfunds.com	AB BOND INFLATION STRATEGY | 93

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.76%	.80%
Before waivers/reimbursements	1.02%	1.01%	1.07%	1.20%	1.28%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.77%	1.76%	1.82%	1.94%	1.99%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.77%	.76%	.83%	.93%	.98%
Class R
Net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.36%	1.36%	1.38%	1.47%	1.44%
Class K
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.04%	1.05%	1.10%	1.13%	1.09%
Class I
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.73%	.73%	.72%	.81%	.69%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.73%	.74%	.77%	.81%	.79%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.63%	.64%	.67%	.71%	.69%
Class Z(g)
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%^
Before waivers/reimbursements	.64%	.65%	.68%	.72%	.73%^

(f)	Commencement of distributions.

(g)	Commenced distribution on December 11, 2014.

(‡)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

94 | AB BOND INFLATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Bond Inflation Strategy Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB BOND INFLATION STRATEGY | 95

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 26, 2019

96 | AB BOND INFLATION STRATEGY	abfunds.com

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2019. For foreign shareholders, 95.17% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

abfunds.com	AB BOND INFLATION STRATEGY | 97

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Dimitri Silva(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter, Keegan, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

98 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

abfunds.com	AB BOND INFLATION STRATEGY | 99

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

100 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

abfunds.com	AB BOND INFLATION STRATEGY | 101

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

102 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

abfunds.com	AB BOND INFLATION STRATEGY | 103

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

104 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Michael Canter 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also the Director of US Multi-Sector and Securitized Assets.

Shawn E. Keegan 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Janaki Rao 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Dimitri Silva 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB BOND INFLATION STRATEGY | 105

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

106 | AB BOND INFLATION STRATEGY	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2016. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2017 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by

abfunds.com	AB BOND INFLATION STRATEGY | 107

the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the

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directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors

abfunds.com	AB BOND INFLATION STRATEGY | 109

also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 111

NOTES

112 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 113

NOTES

114 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 115

NOTES

116 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0151-1019

OCT    10.31.19

ANNUAL REPORT

AB INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

ANNUAL REPORT

December 17, 2019

This report provides management’s discussion of fund performance for AB Income Fund for the annual reporting period ended October 31, 2019.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB INCOME FUND

Class A Shares	5.39%	11.50%

Class C Shares	4.99%	10.65%

Advisor Class Shares[1]	5.52%	11.76%

Bloomberg Barclays US Aggregate Bond Index	5.71%	11.51%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2019.

During the 12-month period, Class A and C shares underperformed the benchmark, while Advisor Class shares outperformed, before sales charges. Security selection detracted, relative to the benchmark, as losses among US high yield, mortgage pass-through and asset-backed securities were greater than gains from commercial mortgage-backed securities. Currency decisions also detracted, mostly from overweights in the South Korean won and Brazilian real. Sector allocation was the primary contributor, mainly within high-yield corporates in the US and eurozone, as well as investment-grade bonds in the eurozone. Country and yield-curve positioning in off-benchmark exposure to the eurozone and Brazil also added to performance.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Security selection was the primary detractor, due to selections in US high-yield bonds. Off-benchmark country exposure gains in the eurozone and emerging markets were more than offset by

2 | AB INCOME FUND	abfunds.com

yield-curve positioning in the US, resulting in modest overall losses. Currency exposures in several emerging markets marginally detracted. Sector exposure to US high-yield corporate bonds added to performance.

During both periods, the Fund utilized derivatives in the form of futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Purchased and written exchange-traded fund options and index options—which contributed for the six-month period, and had no material impact on absolute returns for the 12-month period—were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to relative value, put spreads and call spreads. Written swaptions were used as hedging tools against other active equity-like risks in the Fund, as well as to take active risk through high-yield exposure. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk. Interest rate swaps were used to hedge duration risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha to the Fund by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended October 31, 2019. The US Federal Reserve lowered interest rates three times, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade conflict. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low, while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and was falling in emerging markets.

Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. At the end of the period, positive signs emerged of a partial US-China trade agreement and an increased likelihood of the UK leaving the European Union at

abfunds.com	AB INCOME FUND | 3

the end of January 2020 with a negotiated deal. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty, but weakened in October against most developed- and emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish

4 | AB INCOME FUND	abfunds.com

(continued on next page)

exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the

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DISCLOSURES AND RISKS (continued)

Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2009 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Income Fund Advisor Class shares (from 10/31/2009 to 10/31/2019) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.05%

1 Year	11.50%	6.79%

Since Inception[2]	4.72%	3.45%

CLASS C SHARES			2.44%

1 Year	10.65%	9.65%

Since Inception[2]	3.96%	3.96%

ADVISOR CLASS SHARES[3]			3.43%

1 Year	11.76%	11.76%

5 Years	4.47%	4.47%

10 Years	6.02%	6.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.16%, 1.92% and 0.91% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.77%, 1.52% and 0.52% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020. Any fees waived and expense borne by the Adviser through April 22, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2019.

2	Inception date: 4/21/2016.

3

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	5.49%

Since Inception[1]	3.45%

CLASS C SHARES

1 Year	8.38%

Since Inception[1]	3.99%

ADVISOR CLASS SHARES[2]

1 Year	10.48%

5 Years	4.60%

10 Years	6.13%

1	Inception date: 4/21/2016.

2

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.90	$3.99	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class C
Actual	$1,000	$1,049.90	$7.85	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$1,055.20	$2.69	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,967.4

1

All data are as of October 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.7% or less in the following types: Common Stocks, Emerging Markets–Treasuries, Governments–Sovereign Bonds, Local Governments–Provincial Bonds, Local Governments–US Municipal Bonds, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

October 31, 2019 (unaudited)

1

All data are as of October 31, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Angola, Argentina, Australia, Bahamas, Bahrain, Chile, China, Colombia, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Germany, Ghana, Honduras, Hong Kong, India, Ireland, Ivory Coast, Jamaica, Jersey (Channel Islands), Kazakhstan, Kenya, Lebanon, Luxembourg, Mauritius, Nigeria, Norway, Oman, Pakistan, Panama, Peru, Qatar, Senegal, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Turkey, Virgin Islands (BVI) and Zambia.

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PORTFOLIO OF INVESTMENTS

October 31, 2019

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 48.1%
Indonesia – 2.0%
Indonesia Treasury Bond Series FR53 8.25%, 7/15/21	IDR	125,455,000	$9,250,262
Series FR56 8.375%, 9/15/26		40,319,000	3,136,592
Series FR70 8.375%, 3/15/24		24,192,000	1,849,257
Series FR77 8.125%, 5/15/24		369,137,000	28,046,207
Series FR78 8.25%, 5/15/29		475,220,000	36,800,181

			79,082,499

Mexico – 0.9%
Mexican Bonos Series M 20 8.50%, 5/31/29	MXN	645,000	37,446,846

Russia – 1.1%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	670,156	10,730,752
Series 6227 7.40%, 7/17/24		1,925,000	31,605,755

			42,336,507

United States – 44.1%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	17,631	24,154,470
5.50%, 8/15/28(a)		161,400	211,913,156
6.00%, 2/15/26		30,903	39,038,802
6.125%, 11/15/27(b)		469,196	627,476,873
6.25%, 5/15/30		1,061	1,524,635
6.375%, 8/15/27		45,300	60,957,351
6.50%, 11/15/26		24,326	32,231,950
6.625%, 2/15/27		1,822	2,447,340
6.75%, 8/15/26		58,640	78,009,525
6.875%, 8/15/25		18,100	23,388,594
7.50%, 11/15/24		20,000	25,746,875
U.S. Treasury Notes 1.625%, 8/15/22(b)		241,835	242,552,547
1.625%, 10/31/23-8/15/29		51,000	51,122,187
2.00%, 1/15/21		25,154	25,275,739
2.125%, 7/31/24(b)		125,561	128,896,522
2.25%, 11/15/25(c)		16,500	17,126,484

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.375%, 5/15/29	U.S.$	33,319	$35,338,964
2.625%, 2/15/29		9,944	10,751,950
2.875%, 9/30/23		65,000	68,331,250
3.125%, 11/15/28		39,000	43,740,938

			1,750,026,152

Total Governments – Treasuries (cost $1,840,720,845)			1,908,892,004

MORTGAGE PASS-THROUGHS – 17.8%
Agency Fixed Rate 30-Year – 17.8%
Federal National Mortgage Association Series 1998 8.00%, 6/01/28		6	7,077
Series 1999 7.50%, 11/01/29		12	14,024
Series 2018 4.00%, 11/01/49, TBA		92,255	95,729,001
Series 2019 3.50%, 11/01/49, TBA		20,871	21,430,591
4.50%, 11/01/49, TBA		271,125	285,168,799
5.00%, 11/01/49, TBA		282,809	302,495,504

Total Mortgage Pass-Throughs (cost $705,838,996)			704,844,996

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.6%
Risk Share Floating Rate – 10.3%
Bellemeade Re Ltd. Series 2017-1, Class M1 3.523% (LIBOR 1 Month + 1.70%), 10/25/27(d)(e)		1,793	1,802,854
Series 2018-2A, Class M1B 3.173% (LIBOR 1 Month + 1.35%), 8/25/28(d)(e)		4,545	4,553,820
Series 2018-3A, Class M1B 3.673% (LIBOR 1 Month + 1.85%), 10/25/28(d)(e)		1,730	1,729,997
Series 2019-1A, Class M2 4.523% (LIBOR 1 Month + 2.70%), 3/25/29(d)(e)		1,340	1,340,545
Series 2019-2A, Class M1C 3.823% (LIBOR 1 Month + 2.00%), 4/25/29(d)(e)		9,029	9,013,058
Series 2019-3A, Class M1B 3.423% (LIBOR 1 Month + 1.60%), 7/25/29(d)(e)		634	634,953

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-3A, Class M1C 3.773% (LIBOR 1 Month + 1.95%), 7/25/29(d)(e)	U.S.$	15,567	$15,598,881
Series 2019-4A, Class M1C 4.414% (LIBOR 1 Month + 2.50%), 10/25/29(d)(e)		7,608	7,608,487
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.223% (LIBOR 1 Month + 2.40%), 4/25/31(d)(e)		3,351	3,376,077
Series 2019-R01, Class 2M2 4.273% (LIBOR 1 Month + 2.45%), 7/25/31(d)(e)		17,523	17,660,554
Series 2019-R02, Class 1M2 4.123% (LIBOR 1 Month + 2.30%), 8/25/31(d)(e)		13,672	13,756,091
Series 2019-R03, Class 1M2 3.973% (LIBOR 1 Month + 2.15%), 9/25/31(d)(e)		5,746	5,764,661
Series 2019-R05, Class 1M2 3.823% (LIBOR 1 Month + 2.00%), 7/25/39(d)(e)		5,328	5,340,407
Series 2019-R06, Class 2M2 3.923% (LIBOR 1 Month + 2.10%), 9/25/39(d)(e)		9,468	9,490,156
Series 2019-R07, Class 1M2 3.923% (LIBOR 1 Month + 2.10%), 10/25/39(d)(e)		13,769	13,766,575
Eagle RE Ltd. Series 2018-1, Class M1 3.523% (LIBOR 1 Month + 1.70%), 11/25/28(d)(e)		1,228	1,229,730
Federal Home Loan Mortgage Corp. Series 2019-DNA1, Class M2 4.473% (LIBOR 1 Month + 2.65%), 1/25/49(d)(e)		241	244,482
Series 2019-DNA4, Class M2 3.828% (LIBOR 1 Month + 1.95%), 10/25/49(d)(e)		8,371	8,371,236
Series 2019-HQA1, Class M2 4.173% (LIBOR 1 Month + 2.35%), 2/25/49(d)(e)		4,012	4,042,769
Series 2019-HQA2, Class M2 3.873% (LIBOR 1 Month + 2.05%), 4/25/49(d)(e)		2,800	2,807,322

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.973% (LIBOR 1 Month + 7.15%), 7/25/23(d)	U.S.$	2,820	$3,196,492
Series 2013-DN2, Class M2 6.073% (LIBOR 1 Month + 4.25%), 11/25/23(d)		4,536	4,892,350
Series 2014-DN1, Class M3 6.323% (LIBOR 1 Month + 4.50%), 2/25/24(d)		4,455	4,847,719
Series 2014-DN3, Class M3 5.823% (LIBOR 1 Month + 4.00%), 8/25/24(d)		3,452	3,614,202
Series 2014-HQ2, Class M3 5.573% (LIBOR 1 Month + 3.75%), 9/25/24(d)		1,010	1,100,841
Series 2015-DN1, Class B 13.323% (LIBOR 1 Month + 11.50%), 1/25/25(d)		2,570	3,408,671
Series 2015-DNA2, Class B 9.373% (LIBOR 1 Month + 7.55%), 12/25/27(d)		1,490	1,780,008
Series 2015-DNA2, Class M2 4.423% (LIBOR 1 Month + 2.60%), 12/25/27(d)		614	616,251
Series 2015-DNA3, Class B 11.173% (LIBOR 1 Month + 9.35%), 4/25/28(d)		2,479	3,178,067
Series 2015-HQA1, Class B 10.623% (LIBOR 1 Month + 8.80%), 3/25/28(d)		1,576	1,935,840
Series 2016-DNA1, Class B 11.823% (LIBOR 1 Month + 10.00%), 7/25/28(d)		2,231	3,001,765
Series 2016-DNA2, Class M3 6.473% (LIBOR 1 Month + 4.65%), 10/25/28(d)		6,513	6,978,910
Series 2016-DNA4, Class M3 5.623% (LIBOR 1 Month + 3.80%), 3/25/29(d)		5,307	5,634,265
Series 2017-DNA1, Class M2 5.073% (LIBOR 1 Month + 3.25%), 7/25/29(d)		2,600	2,725,471
Series 2017-DNA2, Class B1 6.973% (LIBOR 1 Month + 5.15%), 10/25/29(d)		5,178	5,943,030

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA2, Class M2 5.273% (LIBOR 1 Month + 3.45%), 10/25/29(d)	U.S.$	1,168	$1,240,344
Series 2017-DNA3, Class B1 6.273% (LIBOR 1 Month + 4.45%), 3/25/30(d)		4,550	5,004,760
Series 2017-HQA2, Class B1 6.573% (LIBOR 1 Month + 4.75%), 12/25/29(d)		3,000	3,375,637
Series 2017-HQA3, Class B1 6.273% (LIBOR 1 Month + 4.45%), 4/25/30(d)		4,750	5,178,216
Series 2017-HQA3, Class M2 4.173% (LIBOR 1 Month + 2.35%), 4/25/30(d)		9,521	9,647,598
Series 2018-HQA1, Class B1 6.173% (LIBOR 1 Month + 4.35%), 9/25/30(d)		4,520	4,926,385
Series 2018-HQA1, Class M2 4.123% (LIBOR 1 Month + 2.30%), 9/25/30(d)		3,579	3,605,580
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 6.223% (LIBOR 1 Month + 4.40%), 1/25/24(d)		10,818	11,726,136
Series 2014-C02, Class 1M2 4.423% (LIBOR 1 Month + 2.60%), 5/25/24(d)		3,768	3,917,091
Series 2014-C03, Class 1M2 4.823% (LIBOR 1 Month + 3.00%), 7/25/24(d)		10,805	11,345,318
Series 2014-C04, Class 1M2 6.723% (LIBOR 1 Month + 4.90%), 11/25/24(d)		7,401	8,082,335
Series 2014-C04, Class 2M2 6.823% (LIBOR 1 Month + 5.00%), 11/25/24(d)		1,337	1,424,397
Series 2015-C01, Class 1M2 6.123% (LIBOR 1 Month + 4.30%), 2/25/25(d)		2,688	2,838,771
Series 2015-C02, Class 1M2 5.823% (LIBOR 1 Month + 4.00%), 5/25/25(d)		4,322	4,556,046
Series 2015-C02, Class 2M2 5.823% (LIBOR 1 Month + 4.00%), 5/25/25(d)		1,621	1,685,129

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(d)	U.S.$	3,754	$4,050,261
Series 2015-C03, Class 2M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(d)		1,500	1,594,318
Series 2015-C04, Class 1M2 7.523% (LIBOR 1 Month + 5.70%), 4/25/28(d)		1,968	2,150,623
Series 2015-C04, Class 2M2 7.373% (LIBOR 1 Month + 5.55%), 4/25/28(d)		2,782	2,965,547
Series 2016-C01, Class 2M2 8.773% (LIBOR 1 Month + 6.95%), 8/25/28(d)		1,475	1,590,449
Series 2016-C02, Class 1M2 7.823% (LIBOR 1 Month + 6.00%), 9/25/28(d)		2,824	3,078,844
Series 2016-C04, Class 1M2 6.073% (LIBOR 1 Month + 4.25%), 1/25/29(d)		666	703,710
Series 2016-C05, Class 2B 12.768% (LIBOR 1 Month + 10.75%), 1/25/29(d)		2,744	3,660,921
Series 2016-C05, Class 2M2 6.273% (LIBOR 1 Month + 4.45%), 1/25/29(d)		6,231	6,546,400
Series 2016-C07, Class 2B 11.323% (LIBOR 1 Month + 9.50%), 5/25/29(d)		1,190	1,506,892
Series 2017-C01, Class 1B1 7.573% (LIBOR 1 Month + 5.75%), 7/25/29(d)		16,800	19,710,094
Series 2017-C02, Class 2B1 7.323% (LIBOR 1 Month + 5.50%), 9/25/29(d)		6,180	7,211,963
Series 2017-C02, Class 2M2 5.473% (LIBOR 1 Month + 3.65%), 9/25/29(d)		709	743,311
Series 2017-C03, Class 1B1 6.673% (LIBOR 1 Month + 4.85%), 10/25/29(d)		7,080	7,995,062
Series 2017-C03, Class 1M2 4.823% (LIBOR 1 Month + 3.00%), 10/25/29(d)		211	219,580
Series 2017-C05, Class 1B1 5.423% (LIBOR 1 Month + 3.60%), 1/25/30(d)		7,280	7,658,360

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C07, Class 1M2 4.223% (LIBOR 1 Month + 2.40%), 5/25/30(d)	U.S.$	1,150	$1,167,202
Series 2017-C07, Class 2M2 4.323% (LIBOR 1 Month + 2.50%), 5/25/30(d)		2,994	3,030,751
Series 2018-C01, Class 1B1 5.373% (LIBOR 1 Month + 3.55%), 7/25/30(d)		8,575	8,905,219
Series 2018-C01, Class 1M2 4.073% (LIBOR 1 Month + 2.25%), 7/25/30(d)		4,151	4,191,296
Series 2018-C02, Class 2M2 4.023% (LIBOR 1 Month + 2.20%), 8/25/30(d)		4,516	4,550,859
Series 2018-C03, Class 1B1 5.573% (LIBOR 1 Month + 3.75%), 10/25/30(d)		7,250	7,580,591
Series 2018-C05, Class 1B1 6.073% (LIBOR 1 Month + 4.25%), 1/25/31(d)		6,873	7,435,039
Series 2018-C06, Class 2M2 3.923% (LIBOR 1 Month + 2.10%), 3/25/31(d)		750	752,235
Home Re Ltd. Series 2018-1, Class M1 3.423% (LIBOR 1 Month + 1.60%), 10/25/28(d)(e)		1,865	1,883,843
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.073% (LIBOR 1 Month + 4.25%), 11/25/24(d)(f)		1,269	1,342,918
Series 2015-CH1, Class M2 7.323% (LIBOR 1 Month + 5.50%), 10/25/25(d)(f)		2,189	2,396,470
Oaktown Re Ltd. Series 2017-1A, Class M2 5.823% (LIBOR 1 Month + 4.00%), 4/25/27(d)(e)		1,045	1,060,339
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.054% (LIBOR 1 Month + 2.00%), 3/27/24(d)(f)		3,710	3,700,948
Series 2019-2R, Class A 4.804% (LIBOR 1 Month + 2.75%), 5/27/23(d)(f)		4,670	4,694,591

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-3R, Class A 4.164% (LIBOR 1 Month + 2.70%), 8/27/24(d)(f)	U.S.$	2,541	$2,540,767
Radnor Re Ltd. Series 2019-1, Class M1B 3.773% (LIBOR 1 Month + 1.95%), 2/25/29(d)(e)		4,187	4,187,939
Series 2019-2, Class M1B 3.573% (LIBOR 1 Month + 1.75%), 6/25/29(d)(e)		9,100	9,099,614
STACR Trust Series 2018-DNA2, Class B1 5.523% (LIBOR 1 Month + 3.70%), 12/25/30(d)(e)		7,000	7,299,361
Series 2019-DNA3, Class M2 3.873% (LIBOR 1 Month + 2.05%), 7/25/49(d)(e)		1,635	1,637,391
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.073% (LIBOR 1 Month + 5.25%), 11/25/25(d)(f)		743	837,085

			409,221,073

Agency Floating Rate – 1.2%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 5.279% (7.20% – LIBOR 1 Month), 2/15/36(d)(g)		1,684	400,259
Series 3856, Class KS 4.629% (6.55% – LIBOR 1 Month), 5/15/41(d)(g)		12,056	2,050,505
Series 4248, Class SL 4.129% (6.05% – LIBOR 1 Month), 5/15/41(d)(g)		1,067	182,493
Series 4372, Class JS 4.179% (6.10% – LIBOR 1 Month), 8/15/44(d)(g)		6,413	1,173,774
Series 4570, Class ST 4.079% (6.00% – LIBOR 1 Month), 4/15/46(d)(g)		2,406	518,658
Series 4735, Class SA 4.279% (6.20% – LIBOR 1 Month), 12/15/47(d)(g)		11,543	2,620,790
Series 4763, Class SB 5.079% (7.00% – LIBOR 1 Month), 3/15/48(d)(g)		22,986	5,115,557

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4774, Class BS 4.279% (6.20% – LIBOR 1 Month), 2/15/48(d)(g)	U.S.$	13,576	$2,155,810
Series 4774, Class SL 4.279% (6.20% – LIBOR 1 Month), 4/15/48(d)(g)		17,517	2,799,650
Federal National Mortgage Association Series 2019-25, Class SA 4.227% (6.05% – LIBOR 1 Month), 6/25/49(d)(g)		6,550	1,318,721
Series 4927, Class SJ 4.227% (6.05% – LIBOR 1 Month), 11/25/49(d)(g)(h)		7,464	1,296,862
Federal National Mortgage Association REMICs Series 2013-4, Class ST 4.327% (6.15% – LIBOR 1 Month), 2/25/43(d)(g)		3,988	781,084
Series 2014-88, Class BS 4.327% (6.15% – LIBOR 1 Month), 1/25/45(d)(g)		3,658	699,454
Series 2015-90, Class SA 4.327% (6.15% – LIBOR 1 Month), 12/25/45(d)(g)		27,457	5,514,588
Series 2016-69, Class DS 4.277% (6.10% – LIBOR 1 Month), 10/25/46(d)(g)		40,702	7,122,501
Series 2017-49, Class SP 4.327% (6.15% – LIBOR 1 Month), 7/25/47(d)(g)		3,324	689,692
Series 2018-32, Class SB 4.377% (6.20% – LIBOR 1 Month), 5/25/48(d)(g)		7,464	1,487,258
Series 2018-45, Class SL 4.377% (6.20% – LIBOR 1 Month), 6/25/48(d)(g)		4,710	1,015,265
Series 2018-57, Class SL 4.377% (6.20% – LIBOR 1 Month), 8/25/48(d)(g)		24,524	3,948,748
Series 2018-58, Class SA 4.377% (6.20% – LIBOR 1 Month), 8/25/48(d)(g)		8,840	1,454,918
Series 2018-59, Class HS 4.377% (6.20% – LIBOR 1 Month), 8/25/48(d)(g)		24,633	4,241,153
Series 2019-60, Class SJ 4.227% (6.05% – LIBOR 1 Month), 10/25/49(d)(g)		6,701	1,363,037

			47,950,777

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/25/36	U.S.$	1,265	$1,035,452
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		740	601,431
Series 2007-HY4, Class 1A1 3.791%, 9/25/47		322	307,545
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.583%, 3/25/37		209	210,946
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		526	416,408
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.434%, 12/28/37		1,303	1,294,348

			3,866,130

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(i)		4,820	290,903

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.073% (LIBOR 1 Month + 0.25%), 4/25/37(d)		451	190,176
Lehman XS Trust Series 2007-10H, Class 2AIO 4.969% (7.00% – LIBOR 1 Month), 7/25/37(d)(g)		415	71,420

			261,596

Total Collateralized Mortgage Obligations (cost $453,340,176)			461,590,479

CORPORATES – INVESTMENT GRADE – 10.3%
Financial Institutions – 5.4%
Banking – 3.0%
AIB Group PLC 4.263%, 4/10/25(e)		7,005	7,372,762
4.75%, 10/12/23(e)		1,734	1,851,912

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. 8.00%, 11/01/31	U.S.$	75	$104,602
American Express Co. Series C 4.90%, 3/15/20(j)		711	717,171
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(e)		200	214,194
4.50%, 3/19/24(e)		2,577	2,748,602
Banco Santander SA 5.179%, 11/19/25		1,000	1,109,190
Bank of America Corp. Series DD 6.30%, 3/10/26(j)		2,526	2,872,340
Series X 6.25%, 9/05/24(j)		6,520	7,219,987
Series Z 6.50%, 10/23/24(j)		2,072	2,339,102
Bank of New York Mellon Corp. (The) Series E 4.95%, 6/20/20(j)		844	854,727
Barclays Bank PLC 6.86%, 6/15/32(e)(j)		656	771,909
BNP Paribas SA 6.75%, 3/14/22(e)(j)		1,296	1,370,792
7.625%, 3/30/21(e)(j)		4,218	4,430,081
Commonwealth Bank of Australia 4.50%, 12/09/25(e)		6,462	6,994,857
Cooperatieve Rabobank UA 4.625%, 12/01/23		2,250	2,423,407
Credit Agricole SA 6.50%, 6/23/21(e)(j)	EUR	3,780	4,554,153
8.125%, 12/23/25(e)(j)	U.S.$	2,233	2,674,419
Danske Bank A/S 5.00%, 1/12/22(e)		478	503,678
5.375%, 1/12/24(e)		972	1,071,980
Discover Bank 3.45%, 7/27/26		500	518,685
HSBC Holdings PLC 4.75%, 7/04/29(e)(j)	EUR	6,930	8,236,824
ING Bank NV 5.80%, 9/25/23(e)	U.S.$	800	891,480
ING Groep NV 6.50%, 4/16/25(j)		6,341	6,745,683
6.875%, 4/16/22(e)(j)		515	543,474
Intesa Sanpaolo SpA 5.017%, 6/26/24(e)		999	1,041,228
6.50%, 2/24/21(e)		3,000	3,147,300

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series FF 5.00%, 8/01/24(j)	U.S.$	2,837	$2,932,579
Series S 6.75%, 2/01/24(j)		2,998	3,354,822
Series V 5.419% (LIBOR 3 Month + 3.32%), 1/01/20(d)(j)		37	37,231
Series Z 5.30%, 5/01/20(j)		119	120,618
Lloyds Banking Group PLC 4.50%, 11/04/24		4,360	4,658,529
Morgan Stanley Series G 4.35%, 9/08/26		3,000	3,270,690
Nationwide Building Society 4.363%, 8/01/24(e)		1,505	1,595,420
Nordea Bank Abp 6.625%, 3/26/26(e)(j)		8,725	9,522,465
Santander Holdings USA, Inc. 4.40%, 7/13/27		686	736,538
Santander UK PLC 5.00%, 11/07/23(e)		1,428	1,540,941
Societe Generale SA 4.75%, 11/24/25(e)		8,825	9,560,564
Swedbank AB 6.00%, 3/17/22(e)(j)		1,000	1,038,400
Series NC5 5.625%, 9/17/24(e)(j)		1,200	1,223,880
UBS Group AG 7.125%, 8/10/21(e)(j)		1,566	1,647,949
UBS Group Funding Switzerland AG 7.00%, 1/31/24(e)(j)		440	471,918
UniCredit SpA 4.875%, 2/20/29(e)	EUR	2,970	3,726,793

			118,763,876

Finance – 0.7%
Air Lease Corp. 4.25%, 2/01/24	U.S.$	3,166	3,390,533
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		7,000	7,197,820
Huarong Finance II Co., Ltd. 5.00%, 11/19/25(e)		2,067	2,253,030
5.50%, 1/16/25(e)		4,215	4,633,866
Synchrony Financial 3.95%, 12/01/27		6,904	7,186,167
4.25%, 8/15/24		4,371	4,624,299

			29,285,715

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.9%
ACE Capital Trust II 9.70%, 4/01/30	U.S.$	750	$1,118,655
Aegon NV 5.50%, 4/11/48		1,870	2,003,200
AIG Life Holdings, Inc. 8.125%, 3/15/46(e)		509	679,271
Assicurazioni Generali SpA 5.50%, 10/27/47(e)	EUR	6,630	8,901,053
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		3,100	4,413,408
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26	U.S.$	5,000	6,090,000
Hartford Financial Services Group, Inc. (The) Series ICON 4.283% (LIBOR 3 Month + 2.13%), 2/12/47(d)(e)		3,275	2,882,950
MetLife, Inc. 6.40%, 12/15/36		2,033	2,466,070
Prudential Financial, Inc. 5.20%, 3/15/44		4,029	4,287,339
5.625%, 6/15/43		2,868	3,110,719

			35,952,665

REITS – 0.8%
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/01/24		1,451	1,472,504
4.00%, 1/15/30		1,290	1,307,686
5.25%, 6/01/25		886	973,280
5.375%, 4/15/26		283	311,764
Kite Realty Group LP 4.00%, 10/01/26		515	511,591
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 8/01/29		1,047	1,090,827
5.00%, 10/15/27		75	79,311
Omega Healthcare Investors, Inc. 4.50%, 1/15/25		336	357,413
Regency Centers LP 3.60%, 2/01/27		1,700	1,798,294
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24		1,946	2,049,488
Senior Housing Properties Trust 6.75%, 4/15/20-12/15/21		4,823	5,003,339
Service Properties Trust 4.25%, 2/15/21		3,700	3,752,688
4.35%, 10/01/24		2,425	2,480,678

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.50%, 3/15/25	U.S.$	1,695	$1,729,069
4.75%, 10/01/26		1,210	1,242,367
Spirit Realty LP 3.20%, 1/15/27		2,453	2,470,809
3.40%, 1/15/30		1,800	1,817,712
4.45%, 9/15/26		1,010	1,085,174
STORE Capital Corp. 4.625%, 3/15/29		1,143	1,261,518

			30,795,512

			214,797,768

Industrial – 4.5%
Basic – 0.8%
Alpek SAB de CV 4.25%, 9/18/29(e)		407	414,631
Anglo American Capital PLC 4.875%, 5/14/25(e)		2,450	2,664,865
ArcelorMittal 4.55%, 3/11/26		2,450	2,579,458
7.00%, 10/15/39		1,180	1,444,202
Braskem Netherlands Finance BV 4.50%, 1/31/30(e)		3,103	3,073,801
Glencore Funding LLC 4.125%, 3/12/24(e)		7,218	7,583,303
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(e)		2,230	2,267,631
5.125%, 5/15/24(e)		1,445	1,530,842
GTL Trade Finance, Inc. 7.25%, 4/16/44(e)		274	337,962
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(e)		1,243	1,370,019
Minsur SA 6.25%, 2/07/24(e)		285	313,767
Nexa Resources SA 5.375%, 5/04/27(e)		1,300	1,376,375
Rohm & Haas Co. 7.85%, 7/15/29		3,000	4,024,440
Sasol Financing USA LLC 5.875%, 3/27/24		1,467	1,580,693
Suzano Austria GmbH 6.00%, 1/15/29		2,061	2,273,283

			32,835,272

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(j)		1,203	1,161,256

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wabtec Corp. 4.40%, 3/15/24	U.S.$	1,451	$1,547,898

			2,709,154

Communications - Media – 0.3%
CBS Corp. 4.00%, 1/15/26		3,500	3,749,445
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		3,650	4,024,344
Prosus NV 5.50%, 7/21/25(e)		683	760,691
Weibo Corp. 3.50%, 7/05/24		4,574	4,668,339

			13,202,819

Communications - Telecommunications – 0.4%
AT&T, Inc. 4.35%, 3/01/29		1,652	1,822,900
British Telecommunications PLC 9.625%, 12/15/30		3,600	5,525,316
Qwest Corp. 6.875%, 9/15/33		1,350	1,357,736
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(e)		1,990	2,118,693
5.152%, 3/20/28(e)		1,990	2,166,274
Vodafone Group PLC 3.75%, 1/16/24		428	451,343
4.125%, 5/30/25		609	660,984

			14,103,246

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 4.063%, 11/01/24		3,012	3,026,608
5.596%, 1/07/22		530	557,332
General Motors Financial Co., Inc. 2.20%, 4/01/24(e)	EUR	1,571	1,834,837
5.10%, 1/17/24	U.S.$	5,068	5,471,159
Harley-Davidson Financial Services, Inc. 2.55%, 6/09/22(e)		130	129,893
ZF North America Capital, Inc. 4.75%, 4/29/25(e)		2,660	2,786,297

			13,806,126

Consumer Cyclical - Other – 0.0%
Lennar Corp. 4.75%, 11/29/27		75	81,041

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.6%
AbbVie, Inc. 3.20%, 5/14/26	U.S.$	4,000	$4,098,200
Altria Group, Inc. 4.40%, 2/14/26		1,320	1,423,145
4.80%, 2/14/29		1,145	1,255,447
BAT Capital Corp. 3.215%, 9/06/26		5,837	5,814,528
HCA, Inc. 5.25%, 6/15/26		548	614,039
Kraft Heinz Foods Co. 3.75%, 4/01/30(e)		4,422	4,518,178
3.95%, 7/15/25		4,520	4,761,142

			22,484,679

Energy – 1.2%
Boardwalk Pipelines LP 4.95%, 12/15/24		1,500	1,626,090
Cenovus Energy, Inc. 3.80%, 9/15/23		2,500	2,587,400
Ecopetrol SA 5.875%, 9/18/23		281	312,472
Empresa Electrica Cochrane SpA 5.50%, 5/14/27(e)		1,038	1,068,683
Enable Midstream Partners LP 4.40%, 3/15/27		5,350	5,296,607
Energy Transfer Operating LP 4.75%, 1/15/26		2,295	2,488,446
5.50%, 6/01/27		7,425	8,345,551
Eni SpA 4.25%, 5/09/29(e)		1,969	2,160,702
Hess Corp. 7.30%, 8/15/31		8,898	11,163,520
MPLX LP 6.25%, 10/15/22(e)		591	599,079
Occidental Petroleum Corp. 2.90%, 8/15/24		4,990	5,043,892
3.20%, 8/15/26		771	779,820
ONEOK, Inc. 4.35%, 3/15/29		3,952	4,218,760
Western Midstream Operating LP 4.65%, 7/01/26		3,058	3,049,499

			48,740,521

Services – 0.0%
IHS Markit Ltd. 5.00%, 11/01/22(e)		675	721,987

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.7%
Autodesk, Inc. 3.50%, 6/15/27	U.S.$	1,517	$1,572,886
Broadcom, Inc. 3.625%, 10/15/24(e)		2,560	2,632,960
4.25%, 4/15/26(e)		6,425	6,705,194
Dell International LLC/EMC Corp. 4.90%, 10/01/26(e)		4,940	5,358,764
Micron Technology, Inc. 4.185%, 2/15/27		5,761	6,011,143
4.64%, 2/06/24		1,257	1,345,367
4.975%, 2/06/26		1,185	1,283,805
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(e)		1,227	1,288,142

			26,198,261

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 4/05/36(e)		387	411,187
5.875%, 7/05/34(e)		632	740,508

			1,151,695

Transportation - Services – 0.0%
Aviation Capital Group LLC 4.125%, 8/01/25(e)		1,560	1,630,403

			177,665,204

Utility – 0.4%
Electric – 0.4%
ComEd Financing III 6.35%, 3/15/33		3,462	3,778,357
Duke Energy Corp. 4.875%, 9/16/24(j)		3,057	3,231,280
Empresas Publicas de Medellin ESP 4.25%, 7/18/29(e)		3,775	3,939,873
Enel Finance International NV 4.625%, 9/14/25(e)		5,060	5,537,866
LLPL Capital Pte Ltd. 6.875%, 2/04/39(e)		1,215	1,419,141

			17,906,517

Total Corporates – Investment Grade (cost $392,665,937)			410,369,489

CORPORATES – NON-INVESTMENT GRADE – 9.8%
Industrial – 7.1%
Basic – 1.0%
Advanced Drainage Systems, Inc. 5.00%, 9/30/27(e)		489	500,032

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Alcoa Nederland Holding BV 6.125%, 5/15/28(e)	U.S.$	510	$549,775
CF Industries, Inc. 4.95%, 6/01/43		75	75,078
Constellium SE 4.25%, 2/15/26(e)	EUR	2,060	2,378,941
Eldorado Gold Corp. 9.50%, 6/01/24(e)	U.S.$	5,278	5,700,451
ERP Iron Ore, LLC 9.039%, 12/31/19(h)(k)(l)(m)(n)(o)		166	165,779
FMG Resources August 206 Pty Ltd. 4.50%, 9/15/27(e)		3,594	3,549,722
Freeport-McMoRan, Inc. 5.00%, 9/01/27		682	696,492
5.25%, 9/01/29		682	694,644
5.45%, 3/15/43		1,908	1,774,230
Graphic Packaging International LLC 4.75%, 7/15/27(e)		1,032	1,097,202
INEOS Group Holdings SA 5.375%, 8/01/24(e)(p)	EUR	3,215	3,664,717
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(e)	U.S.$	2,275	2,405,471
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(f)(h)(m)(q)		1,407	14
OCI NV 5.25%, 11/01/24(e)		3,840	3,974,400
Olin Corp. 5.625%, 8/01/29		2,388	2,492,570
Peabody Energy Corp. 6.00%, 3/31/22(e)		2,380	2,201,786
Sealed Air Corp. 6.875%, 7/15/33(e)		2,246	2,626,562
SPCM SA 4.875%, 9/15/25(e)		913	944,508
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26(e)	EUR	2,515	2,833,029
8.00%, 10/01/26(e)	U.S.$	272	273,333
United States Steel Corp. 6.25%, 3/15/26		715	599,306
6.875%, 8/15/25(p)		915	825,998

			40,024,040

Capital Goods – 0.7%
BBA US Holdings, Inc. 4.00%, 3/01/28(e)		2,300	2,283,348
Bombardier, Inc. 7.875%, 4/15/27(e)		1,946	1,831,497

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clean Harbors, Inc. 4.875%, 7/15/27(e)	U.S.$	2,962	$3,092,950
5.125%, 7/15/29(e)		976	1,036,454
Cleaver-Brooks, Inc. 7.875%, 3/01/23(e)		551	523,704
Colfax Corp. 6.00%, 2/15/24(e)		338	359,608
6.375%, 2/15/26(e)		361	390,851
Crown European Holdings SA 2.875%, 2/01/26(e)	EUR	1,075	1,285,871
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 8/15/26(e)	U.S.$	2,778	2,898,815
GFL Environmental, Inc. 5.375%, 3/01/23(e)		118	122,379
7.00%, 6/01/26(e)		720	766,519
OI European Group BV 3.125%, 11/15/24(e)	EUR	3,140	3,617,433
Terex Corp. 5.625%, 2/01/25(e)	U.S.$	677	678,632
TransDigm, Inc. 6.25%, 3/15/26(e)		1,033	1,106,570
6.375%, 6/15/26		847	886,174
6.50%, 7/15/24		1,489	1,537,467
Triumph Group, Inc. 6.25%, 9/15/24(e)		1,309	1,376,440
7.75%, 8/15/25		1,305	1,308,184
Trivium Packaging Finance BV 3.75%, 8/15/26(e)	EUR	100	116,003
5.50%, 8/15/26(e)	U.S.$	324	339,345
8.50%, 8/15/27(e)		328	349,254

			25,907,498

Communications - Media – 0.8%
Altice Financing SA 7.50%, 5/15/26(e)		2,600	2,767,440
Altice Luxembourg SA 10.50%, 5/15/27(e)		1,075	1,214,395
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 2/15/26(e)		75	79,326
Clear Channel Communications, Inc. Zero Coupon, 12/15/19(h)(k)(l)(m)		1,347	– 0	–
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27(e)		1,977	2,060,845
CSC Holdings LLC 6.50%, 2/01/29(e)		692	774,154
7.50%, 4/01/28(e)		1,631	1,840,649

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(e)	U.S.$	668	$698,461
6.625%, 8/15/27(e)		667	687,737
iHeartCommunications, Inc. 5.25%, 8/15/27(e)		1,439	1,485,998
6.375%, 5/01/26		81	87,516
8.375%, 5/01/27		147	158,174
LCPR Senior Secured Financing DAC 6.75%, 10/15/27(e)		1,940	1,988,830
Meredith Corp. 6.875%, 2/01/26		798	827,055
National CineMedia LLC 5.875%, 4/15/28(e)		2,267	2,380,713
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 2/15/23(e)		1,031	1,051,702
Scripps Escrow, Inc. 5.875%, 7/15/27(e)		1,008	1,032,898
Sirius XM Radio, Inc. 4.625%, 7/15/24(e)		2,987	3,122,460
5.375%, 4/15/25(e)		75	78,078
TEGNA, Inc. 5.00%, 9/15/29(e)		2,408	2,442,290
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(e)		406	400,848
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(e)	GBP	3,270	4,341,690
Ziggo Bond Co. BV 6.00%, 1/15/27(e)	U.S.$	3,000	3,152,520

			32,673,779

Communications - Telecommunications – 0.4%
Altice France SA/France 7.375%, 5/01/26(e)		1,954	2,092,246
C&W Senior Financing DAC 6.875%, 9/15/27(e)		1,247	1,313,552
7.50%, 10/15/26(e)		893	962,368
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/26(e)		2,301	2,381,673
DKT Finance ApS 7.00%, 6/17/23(e)	EUR	1,424	1,679,508
Hughes Satellite Systems Corp. 6.625%, 8/01/26	U.S.$	810	879,733
Intelsat Jackson Holdings SA 5.50%, 8/01/23		1,485	1,387,941
8.50%, 10/15/24(e)		1,000	1,007,610

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nexstar Broadcasting, Inc. 5.625%, 7/15/27(e)	U.S.$	1,729	$1,825,962
Sprint Capital Corp. 6.875%, 11/15/28		490	533,600
Telecom Italia Capital SA 7.721%, 6/04/38		75	91,670

			14,155,863

Consumer Cyclical - Automotive – 0.4%
Allison Transmission, Inc. 5.875%, 6/01/29(e)		1,101	1,186,416
BCD Acquisition, Inc. 9.625%, 9/15/23(e)		1,714	1,765,506
Exide International Holdings LP 10.75%, 10/31/21(f)(h)(l)(r)		3,025	2,958,763
Exide Technologies 7.25%, 4/30/27(f)(h)(l)(o)(s)		1,812	706,611
11.00% (3.00% Cash and 8.00% PIK), 10/31/24(f)(h)(l)(o)		3,561	2,988,482
IHO Verwaltungs GmbH 3.875% (3.875% Cash or 4.625% PIK), 5/15/27(e)(o)	EUR	623	698,306
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(e)		360	404,784
6.25%, 5/15/26(e)	U.S.$	226	239,162
8.50%, 5/15/27(e)		1,237	1,246,240
Tenneco, Inc. 5.00%, 7/15/26		2,680	2,120,041
Titan International, Inc. 6.50%, 11/30/23		1,506	1,253,850
Truck Hero, Inc. 8.50%, 4/21/24(e)		933	928,391

			16,496,552

Consumer Cyclical - Entertainment – 0.0%
Cedar Fair LP 5.25%, 7/15/29(e)		996	1,064,933
VOC Escrow Ltd. 5.00%, 2/15/28(e)		75	78,103

			1,143,036

Consumer Cyclical - Other – 0.7%
Beazer Homes USA, Inc. 5.875%, 10/15/27		663	651,504
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.25%, 9/15/27(e)		3,475	3,548,218

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Forestar Group, Inc. 8.00%, 4/15/24(e)	U.S.$	1,470	$1,590,805
Hilton Domestic Operating Co., Inc. 4.875%, 1/15/30		75	78,875
4.875%, 1/15/30(e)		75	79,701
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 5/15/25(e)(o)	EUR	560	638,319
Installed Building Products, Inc. 5.75%, 2/01/28(e)	U.S.$	846	888,275
International Game Technology PLC 6.25%, 1/15/27(e)		735	822,178
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(e)		3,302	2,910,416
10.50%, 7/15/24(e)		304	240,868
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 9/15/26		2,111	2,284,588
MGM Resorts International 5.50%, 4/15/27		1,301	1,431,022
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(e)		1,901	1,972,078
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(e)		2,138	2,301,856
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(e)		688	681,037
Taylor Morrison Communities, Inc. 5.875%, 6/15/27(e)		2,845	3,179,316
Twin River Worldwide Holdings, Inc. 6.75%, 6/01/27(e)		1,720	1,809,320
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(e)		1,410	1,490,962
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(e)		75	79,893
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/29(e)		1,583	1,656,055

			28,335,286

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 1/15/28(e)		2,014	2,025,500
IRB Holding Corp. 6.75%, 2/15/26(e)		1,031	1,049,042

			3,074,542

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
FirstCash, Inc. 5.375%, 6/01/24(e)	U.S.$	271	$280,536
L Brands, Inc. 6.875%, 11/01/35		1,583	1,345,867
PetSmart, Inc. 7.125%, 3/15/23(e)		921	860,481
Staples, Inc. 7.50%, 4/15/26(e)		2,598	2,704,726
TPro Acquisition Corp. 11.00%, 10/15/24(e)		2,382	2,295,176
William Carter Co. (The) 5.625%, 3/15/27(e)		75	80,338

			7,567,124

Consumer Non-Cyclical – 0.6%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(e)		887	754,110
Aveta, Inc. 7.00%, 4/01/49(h)(k)(l)(m)		1,985	– 0	–
10.50%, 3/01/21(h)(k)(l)(m)		720	– 0	–
Bausch Health Americas, Inc. 8.50%, 1/31/27(e)		223	250,563
Bausch Health Cos., Inc. 4.50%, 5/15/23(e)	EUR	1,800	2,033,838
5.50%, 11/01/25(e)	U.S.$	75	78,262
6.125%, 4/15/25(e)		446	463,679
7.25%, 5/30/29(e)		223	245,994
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		1,444	1,408,737
8.125%, 6/30/24(e)		162	123,992
Envision Healthcare Corp. 8.75%, 10/15/26(e)		3,093	1,776,743
Grifols SA 3.20%, 5/01/25(e)	EUR	5,083	5,803,539
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(e)	U.S.$	1,361	1,340,762
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(e)		548	182,029
5.625%, 10/15/23(e)		107	38,507
MEDNAX, Inc. 6.25%, 1/15/27(e)		75	74,258
Post Holdings, Inc. 5.50%, 12/15/29(e)		1,008	1,063,319
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(e)		2,540	2,788,006

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spectrum Brands, Inc. 5.75%, 7/15/25	U.S.$	1,334	$1,393,136
Sunshine Mid BV 6.50%, 5/15/26(e)	EUR	2,077	2,389,539
Tenet Healthcare Corp. 8.125%, 4/01/22	U.S.$	1,359	1,470,424
Vizient, Inc. 6.25%, 5/15/27(e)		561	605,538

			24,284,975

Energy – 1.0%
Antero Resources Corp. 5.125%, 12/01/22		1,908	1,431,744
Berry Petroleum Co. LLC 6.375%, 9/15/22(h)(k)(l)(m)		1,904	– 0	–
California Resources Corp. 8.00%, 12/15/22(e)		943	292,330
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(p)		1,252	1,176,342
Cheniere Energy Partners LP 4.50%, 10/01/29(e)		1,778	1,812,422
Chesapeake Energy Corp. 7.00%, 10/01/24		2,645	1,794,500
Denbury Resources, Inc. 7.75%, 2/15/24(e)		2,108	1,548,979
9.25%, 3/31/22(e)		871	722,068
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25		2,642	2,108,210
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22(m)(n)		492	1,230
9.375%, 5/01/24(e)(m)(n)		1,384	31,957
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 5/15/26		1,149	1,062,882
6.50%, 10/01/25		179	170,145
Gran Tierra Energy, Inc. 7.75%, 5/23/27(e)		1,084	1,035,675
Gulfport Energy Corp. 6.00%, 10/15/24		280	179,920
6.375%, 5/15/25-1/15/26		2,469	1,484,925
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(e)		2,739	2,865,049
HighPoint Operating Corp. 7.00%, 10/15/22		807	733,184
Indigo Natural Resources LLC 6.875%, 2/15/26(e)		2,570	2,348,440

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nabors Industries, Inc. 5.50%, 1/15/23	U.S.$	845	$711,084
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		596	594,641
Nine Energy Service, Inc. 8.75%, 11/01/23(e)		1,313	989,083
Noble Holding International Ltd. 7.75%, 1/15/24		279	167,400
Parkland Fuel Corp. 6.00%, 4/01/26(e)		2,841	3,005,608
PDC Energy, Inc. 5.75%, 5/15/26		1,075	992,945
QEP Resources, Inc. 5.25%, 5/01/23		581	553,333
5.625%, 3/01/26		1,571	1,412,345
Range Resources Corp. 5.00%, 8/15/22-3/15/23		374	330,926
Rowan Cos., Inc. 5.85%, 1/15/44		436	188,321
SandRidge Energy, Inc. 7.50%, 2/15/23(h)(k)(l)(m)		1,259	– 0	–
SM Energy Co. 5.625%, 6/01/25		685	581,291
SRC Energy, Inc. 6.25%, 12/01/25		703	657,354
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26		992	1,026,869
5.875%, 3/15/28		1,164	1,223,853
6.00%, 4/15/27		87	92,467
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.50%, 7/15/27(e)		775	830,071
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(e)		560	579,981
Transocean, Inc. 7.50%, 1/15/26(e)		1,061	944,587
9.00%, 7/15/23(e)		1,262	1,281,839
Vantage Drilling International 7.125%, 4/01/23(h)(k)(l)(m)		3,068	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(e)		3,507	1,343,497
Whiting Petroleum Corp. 5.75%, 3/15/21		316	297,008
6.25%, 4/01/23		732	529,492
6.625%, 1/15/26		87	53,849

			39,187,846

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/28(e)	U.S.$	1,133	$1,130,451
IAA, Inc. 5.50%, 6/15/27(e)		869	932,081
KAR Auction Services, Inc. 5.125%, 6/01/25(e)		75	78,395
Laureate Education, Inc. 8.25%, 5/01/25(e)		992	1,076,806
Performance Food Group, Inc. 5.50%, 10/15/27(e)		909	963,449
Travis Perkins PLC 4.50%, 9/07/23(e)	GBP	5,457	7,369,147

			11,550,329

Services – 0.3%
Arena Luxembourg Finance SARL 2.875%, 11/01/24(e)	EUR	3,743	4,330,653
Carlson Travel, Inc. 6.75%, 12/15/23(e)	U.S.$	910	934,534
eDreams ODIGEO SA 5.50%, 9/01/23(e)	EUR	1,327	1,560,100
GW B-CR Security Corp. 9.50%, 11/01/27(e)	U.S.$	1,750	1,797,127
Harsco Corp. 5.75%, 7/31/27(e)		3,030	3,168,956
Monitronics International, Inc. Zero Coupon, 4/01/20(h)(k)(l)(m)		1,835	– 0	–
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 4/15/24(e)		75	76,619
Refinitiv US Holdings, Inc. 8.25%, 11/15/26(e)		348	390,797
Team Health Holdings, Inc. 6.375%, 2/01/25(e)(p)		692	447,752

			12,706,538

Technology – 0.2%
APX Group, Inc. 7.875%, 12/01/22		922	920,645
Banff Merger Sub, Inc. 9.75%, 9/01/26(e)		2,054	1,917,388
CommScope, Inc. 5.50%, 3/01/24(e)		499	506,325
6.00%, 3/01/26(e)		589	605,145
8.25%, 3/01/27(e)		1,105	1,046,048

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IQVIA, Inc. 3.25%, 3/15/25(e)	EUR	1,060	$1,209,480
NCR Corp. 5.75%, 9/01/27(e)	U.S.$	473	483,784
6.125%, 9/01/29(e)		366	383,714
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(e)		1,257	1,234,487
Xerox Corp. 4.125%, 3/15/23		27	27,537

			8,334,553

Transportation - Services – 0.4%
Algeco Global Finance PLC 8.00%, 2/15/23(e)		2,258	2,229,030
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(e)		955	983,650
5.75%, 7/15/27(e)		787	809,123
Europcar Mobility Group 4.125%, 11/15/24(e)	EUR	1,936	2,038,671
Heathrow Finance PLC 3.875%, 3/01/27(e)	GBP	3,945	5,128,144
Herc Holdings, Inc. 5.50%, 7/15/27(e)	U.S.$	1,193	1,246,434
Hertz Corp. (The) 5.50%, 10/15/24(e)		1,478	1,469,428
United Rentals North America, Inc. 6.50%, 12/15/26		1,229	1,331,474
XPO Logistics, Inc. 6.75%, 8/15/24(e)		1,670	1,814,121

			17,050,075

			282,492,036

Financial Institutions – 2.5%
Banking – 1.6%
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22-9/24/23(e)(j)	EUR	6,400	7,528,407
Series 9 6.50%, 3/05/25(j)	U.S.$	1,800	1,856,610
Banco Santander SA 6.25%, 9/11/21(e)(j)	EUR	1,800	2,132,649
6.75%, 4/25/22(e)(j)		1,900	2,304,742
Barclays PLC 7.125%, 6/15/25(j)	GBP	333	472,106
7.25%, 3/15/23(e)(j)		1,350	1,875,505
8.00%, 12/15/20(j)	EUR	614	733,565

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 5.95%, 1/30/23(j)	U.S.$	2,055	$2,172,936
Series O 5.875%, 3/27/20(j)		524	531,163
Series Q 5.95%, 8/15/20(j)		927	945,670
Series T 6.25%, 8/15/26(j)		1,388	1,571,702
Series U 5.00%, 9/12/24(j)		2,540	2,623,972
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(j)		222	224,220
Credit Suisse Group AG 6.25%, 12/18/24(e)(j)		640	682,400
6.375%, 8/21/26(e)(j)		3,961	4,179,687
7.50%, 7/17/23-12/11/23(e)(j)		7,239	7,873,754
Danske Bank A/S 5.875%, 4/06/22(e)(j)	EUR	3,302	3,926,700
Goldman Sachs Group, Inc. (The) Series L 6.065% (LIBOR 3 Month + 3.88%), 12/02/19(d)(j)	U.S.$	54	54,201
Series M 5.375%, 5/10/20(j)		738	745,668
HSBC Finance Corp. 6.676%, 1/15/21		2,765	2,890,476
Morgan Stanley Series J 5.55%, 7/15/20(j)		847	861,035
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(j)		3,800	4,087,736
Societe Generale SA 8.00%, 9/29/25(e)(j)		2,015	2,304,314
Standard Chartered PLC 3.446% (LIBOR 3 Month + 1.51%), 1/30/27(d)(e)(j)		7,800	6,528,834
7.50%, 4/02/22(e)(j)		1,278	1,354,680
7.75%, 4/02/23(e)(j)		265	288,900
UniCredit SpA 9.25%, 6/03/22(e)(j)	EUR	2,700	3,470,534

			64,222,166

Brokerage – 0.1%
LPL Holdings, Inc. 5.75%, 9/15/25(e)	U.S.$	1,169	1,218,846
NFP Corp. 6.875%, 7/15/25(e)		1,660	1,636,163

			2,855,009

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(e)	U.S.$	2,095	$2,262,956
Enova International, Inc. 8.50%, 9/01/24(e)		1,418	1,325,958
goeasy Ltd. 7.875%, 11/01/22(e)		844	877,625
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 6/03/26(e)		823	843,756
Lincoln Financing SARL 3.625%, 4/01/24(e)	EUR	759	864,306

			6,174,601

Insurance – 0.2%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(e)	U.S.$	1,414	1,299,310
10.125%, 8/01/26(e)		831	860,451
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/27(e)		1,620	1,683,860
ASR Nederland NV 4.625%, 10/19/27(e)(j)	EUR	1,040	1,206,308
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(e)(o)	U.S.$	2,692	2,255,629
WellCare Health Plans, Inc. 5.375%, 8/15/26(e)		75	80,032

			7,385,590

Other Finance – 0.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 7/15/26(e)		454	484,554
9.75%, 7/15/27(e)		1,513	1,591,570
Intrum AB 2.75%, 7/15/22(e)	EUR	633	714,809
3.00%, 9/15/27(e)		1,490	1,610,946
3.50%, 7/15/26(e)		543	608,636
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(e)(o)		4,234	4,872,344
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(e)	U.S.$	2,000	2,051,000

			11,933,859

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.2%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(e)	U.S.$	2,479	$2,588,274
Iron Mountain, Inc. 4.875%, 9/15/27-9/15/29(e)		1,110	1,135,181
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(e)		1,187	1,336,657
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 4/01/27(e)		2,479	2,435,990

			7,496,102

			100,067,327

Utility – 0.2%
Electric – 0.2%
Calpine Corp. 5.375%, 1/15/23		624	634,171
5.50%, 2/01/24		1,308	1,320,518
5.75%, 1/15/25		520	533,588
NRG Energy, Inc. 6.625%, 1/15/27		75	81,548
Talen Energy Supply LLC 6.50%, 6/01/25		394	295,933
7.25%, 5/15/27(e)		929	926,436
10.50%, 1/15/26(e)		1,681	1,426,429
Vistra Operations Co. LLC 5.625%, 2/15/27(e)		75	79,888

			5,298,511

Total Corporates – Non-Investment Grade (cost $400,289,499)			387,857,874

EMERGING MARKETS – SOVEREIGNS – 3.0%
Angola – 0.1%
Angolan Government International Bond 8.25%, 5/09/28(e)		460	480,412
9.50%, 11/12/25(e)		4,256	4,793,320

			5,273,732

Bahamas – 0.1%
Bahamas Government International Bond 6.00%, 11/21/28(e)		2,300	2,494,062

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 9/20/29(e)		1,709	1,943,987

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.00%, 10/12/28(e)	U.S.$	1,288	$1,485,225
CBB International Sukuk Programme Co. SPC 4.50%, 3/30/27(e)		1,859	1,919,418

			5,348,630

Dominican Republic – 0.3%
Dominican Republic International Bond 6.875%, 1/29/26(e)		6,782	7,744,196
7.50%, 5/06/21(e)		3,333	3,478,334

			11,222,530

Ecuador – 0.2%
Ecuador Government International Bond 8.875%, 10/23/27(e)		1,350	1,266,047
9.65%, 12/13/26(e)		734	723,449
10.50%, 3/24/20(e)		262	265,602
10.75%, 3/28/22-1/31/29(e)		6,753	7,150,483

			9,405,581

Egypt – 0.5%
Egypt Government International Bond 6.125%, 1/31/22(e)		5,970	6,171,487
6.20%, 3/01/24(e)		4,724	4,983,820
6.588%, 2/21/28(e)		1,217	1,238,298
7.50%, 1/31/27(e)		6,064	6,571,860

			18,965,465

El Salvador – 0.1%
El Salvador Government International Bond 7.125%, 1/20/50(e)		628	642,915
7.375%, 12/01/19(e)		1,427	1,431,013

			2,073,928

Ghana – 0.0%
Ghana Government International Bond 10.75%, 10/14/30(e)		693	876,645

Honduras – 0.2%
Honduras Government International Bond 6.25%, 1/19/27(e)		1,555	1,668,223
7.50%, 3/15/24(e)		3,298	3,642,229
8.75%, 12/16/20(e)		3,400	3,615,688

			8,926,140

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(e)		2,440	2,519,300

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kenya – 0.2%
Kenya Government International Bond 6.875%, 6/24/24(e)	U.S.$	620	$659,525
7.00%, 5/22/27(e)		1,680	1,757,700
7.25%, 2/28/28(e)		1,639	1,725,047
8.00%, 5/22/32(e)		3,420	3,646,575

			7,788,847

Lebanon – 0.1%
Lebanon Government International Bond 6.65%, 4/22/24(e)		507	288,990
6.85%, 3/23/27(e)		1,453	806,415
8.25%, 4/12/21(e)		1,410	979,950
Series G 6.20%, 2/26/25(e)		1,588	905,160
6.60%, 11/27/26(e)		1,284	712,620

			3,693,135

Nigeria – 0.2%
Nigeria Government International Bond 5.625%, 6/27/22		248	255,983
6.75%, 1/28/21(e)		2,136	2,211,427
7.625%, 11/21/25(e)		3,305	3,600,384
7.875%, 2/16/32(e)		426	439,313

			6,507,107

Oman – 0.3%
Oman Government International Bond 4.125%, 1/17/23(e)		5,200	5,219,500
4.875%, 2/01/25(e)		1,810	1,819,050
6.00%, 8/01/29(e)		4,272	4,272,000

			11,310,550

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/27(e)		245	244,694

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(e)		608	621,490
6.75%, 3/13/48(e)		3,730	3,662,394
8.75%, 5/13/21(e)		864	937,440

			5,221,324

Sri Lanka – 0.2%
Sri Lanka Government International Bond 6.125%, 6/03/25(e)		2,000	1,972,500
6.20%, 5/11/27(e)		685	656,530
6.85%, 3/14/24(e)		3,325	3,432,399
7.85%, 3/14/29(e)		2,144	2,208,320

			8,269,749

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Turkey – 0.2%
Turkey Government International Bond 3.25%, 3/23/23	U.S.$	3,685	$3,500,750
4.875%, 10/09/26		265	248,520
7.375%, 2/05/25		1,341	1,439,899
7.50%, 11/07/19		2,881	2,880,100

			8,069,269

Zambia – 0.0%
Zambia Government International Bond 8.50%, 4/14/24(e)		1,217	859,506

Total Emerging Markets – Sovereigns (cost $117,852,532)			119,070,194

ASSET-BACKED SECURITIES – 2.4%
Other ABS - Fixed Rate – 1.3%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(h)(k)(l)		1,080	1,037,221
CLUB Credit Trust Series 2017-P2, Class C 4.91%, 1/15/24(e)(h)		2,191	2,229,610
Series 2018-P3, Class C 5.54%, 1/15/26(e)(h)		2,200	2,271,944
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 9.064%, 11/16/43(e)(h)		3,352	3,319,346
Series 2019-36, Class PT 15.13%, 10/17/44(e)(h)		2,191	2,151,265
Series 2019-43, Class PT 7.995%, 11/15/44(e)(h)		1,867	1,849,974
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class C 5.21%, 7/15/25(e)(h)		4,255	4,353,925
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 9/15/28(e)(h)		4,539	4,669,266
Series 2018-4A, Class C 4.91%, 12/15/28(e)(h)		558	577,535
Series 2019-1A, Class C 4.42%, 4/16/29(e)(h)		4,409	4,500,230
Series 2019-2A, Class C 4.11%, 7/16/29(e)(h)		2,692	2,731,027
Series 2019-3A, Class C 3.79%, 9/17/29(e)(h)		4,413	4,448,476

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(f)(h)(l)	U.S.$	4,340	$1,174,911
Series 2016-5, Class R Zero Coupon, 9/25/28(f)(h)(l)		24	316,525
Series 2017-5, Class R1 Zero Coupon, 9/25/26(f)(h)(l)		17	633,562
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(f)(h)(l)		37	2,066,499
Series 2018-2, Class C 4.25%, 4/26/27(e)(h)		1,400	1,442,952
Series 2018-3, Class C 4.67%, 8/25/27(e)(h)		4,611	4,834,256
Series 2019-3, Class D 3.89%, 5/25/28(e)(h)		5,378	5,454,320
Series 2019-4, Class D 3.48%, 8/25/28(e)(h)		3,000	3,026,215

			53,089,059

Autos - Fixed Rate – 1.1%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C 4.73%, 9/20/24(e)		2,372	2,506,161
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(e)		2,500	2,623,296
Series 2017-C, Class E 5.72%, 9/16/24(e)		1,400	1,443,323
Series 2018-B, Class E 5.61%, 12/16/24(e)		1,187	1,255,286
CPS Auto Trust Series 2016-D, Class E 6.86%, 4/15/24(e)		3,000	3,132,630
Series 2017-A, Class E 7.07%, 4/15/24(e)		4,200	4,408,747
Exeter Automobile Receivables Trust Series 2017-1A, Class D 6.20%, 11/15/23(e)		2,000	2,101,795
Series 2017-3A, Class D 5.28%, 10/15/24(e)		4,370	4,554,609
Series 2019-2A, Class E 4.68%, 5/15/26(e)		2,670	2,744,035
Series 2019-3A, Class E 4.00%, 8/17/26(e)		6,855	6,940,321
First Investors Auto Owner Trust Series 2017-1A, Class E 5.86%, 11/15/23(e)		450	465,522

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Flagship Credit Auto Trust Series 2017-1, Class E 6.46%, 12/15/23(e)	U.S.$	1,000	$1,055,573
Series 2018-3, Class D 4.15%, 12/16/24(e)		670	698,870
Hertz Vehicle Financing II LP Series 2019-1A, Class C 4.99%, 3/25/23(e)		1,984	2,061,498
Series 2019-2A, Class C 4.26%, 5/25/25(e)		4,400	4,567,406
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 4/15/25(e)		2,551	2,573,632

			43,132,704

Total Asset-Backed Securities (cost $98,114,593)			96,221,763

EMERGING MARKETS – CORPORATE BONDS – 1.8%
Industrial – 1.6%
Basic – 0.5%
Consolidated Energy Finance SA 6.875%, 6/15/25(e)		787	772,629
CSN Resources SA 7.625%, 2/13/23-4/17/26(e)		4,976	5,119,195
First Quantum Minerals Ltd. 7.25%, 5/15/22(e)(p)		910	916,825
7.50%, 4/01/25(e)		410	410,513
HTA Group Ltd./Mauritius 9.125%, 3/08/22(e)		3,256	3,389,984
Klabin Austria GmbH 5.75%, 4/03/29(e)		3,736	3,960,160
Vedanta Resources Finance II PLC 8.00%, 4/23/23(e)		3,192	3,215,940
9.25%, 4/23/26(e)		1,040	1,036,100
Vedanta Resources Ltd. 6.375%, 7/30/22(e)		1,474	1,459,721

			20,281,067

Capital Goods – 0.0%
Odebrecht Finance Ltd. 4.375%, 4/25/25(e)(m)(n)		6,760	491,325
5.25%, 6/27/29(e)(m)(n)		2,103	150,496

			641,821

Communications - Telecommunications – 0.2%
Digicel Group One Ltd. 8.25%, 12/30/22(f)		1,338	783,864

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digicel Group Two Ltd. 8.25%, 9/30/22(e)	U.S.$	1,456	$364,000
Digicel Ltd. 6.00%, 4/15/21(e)		700	521,281
Millicom International Cellular SA 6.25%, 3/25/29(e)		1,505	1,631,484
6.625%, 10/15/26(e)		1,398	1,518,578
MTN Mauritius Investments Ltd. 5.373%, 2/13/22(e)		701	724,659
Network i2i Ltd. 5.65%, 1/15/25(e)(j)		3,450	3,238,860

			8,782,726

Consumer Cyclical - Other – 0.1%
Melco Resorts Finance Ltd. 5.625%, 7/17/27(e)		2,333	2,440,901
MGM China Holdings Ltd. 5.375%, 5/15/24(e)		569	596,561
5.875%, 5/15/26(e)		598	633,880
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(e)		884	879,580

			4,550,922

Consumer Non-Cyclical – 0.5%
BRF SA 4.875%, 1/24/30(e)		1,133	1,125,805
Central American Bottling Corp. 5.75%, 1/31/27(e)		718	755,246
Cosan Ltd. 5.50%, 9/20/29(e)		437	453,169
Inretail Pharma SA 5.375%, 5/02/23(e)		2,434	2,567,870
MARB BondCo PLC 6.875%, 1/19/25(e)		3,730	3,881,531
Marfrig Holdings Europe BV 8.00%, 6/08/23(e)		2,420	2,520,581
Minerva Luxembourg SA 5.875%, 1/19/28(e)		200	203,588
6.50%, 9/20/26(e)		3,300	3,456,750
Tonon Luxembourg SA 6.50%, 10/31/24(f)(h)(l)(o)		736	22,075
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(e)		2,655	2,759,541
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(m)(q)		4,738	177,201
10.875%, 1/13/20(f)(m)(n)		750	134,438
11.75%, 2/09/22(f)(m)(n)		1,690	42,081

			18,099,876

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Medco Oak Tree Pte Ltd. 7.375%, 5/14/26(e)	U.S.$	1,600	$1,623,082
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(e)		1,532	1,549,235
MV24 Capital BV 6.748%, 6/01/34(e)		1,792	1,872,640

			5,044,957

Other Industrial – 0.1%
KOC Holding AS 6.50%, 3/11/25(e)		1,808	1,883,710

Transportation - Airlines – 0.1%
Latam Finance Ltd. 7.00%, 3/01/26(e)		1,500	1,614,375

Transportation - Services – 0.0%
Rumo Luxembourg SARL 7.375%, 2/09/24(e)		1,250	1,339,125

			62,238,579

Utility – 0.1%
Electric – 0.1%
AES Gener SA 6.35%, 10/07/79(e)		1,816	1,824,789
Cemig Geracao e Transmissao SA 9.25%, 12/05/24(e)		1,219	1,421,278
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(e)		458	492,779
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 4/24/33(e)		1,127	1,183,350
Terraform Global Operating LLC 6.125%, 3/01/26(f)		695	712,375

			5,634,571

Financial Institutions – 0.1%
Banking – 0.1%
Fidelity Bank PLC 10.50%, 10/16/22(e)		1,300	1,456,000

Finance – 0.0%
Unifin Financiera SAB de CV 7.00%, 1/15/25(e)		575	571,586

			2,027,586

Total Emerging Markets – Corporate Bonds (cost $83,925,144)			69,900,736

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 1.6%
Industrial – 1.4%
Basic – 0.0%
Nouryon Finance B.V. (fka AkzoNobel) 5.19% (LIBOR 1 Month + 3.25%), 10/01/25(t)	U.S.$	170	$165,272

Capital Goods – 0.2%
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.286% (LIBOR 1 Month + 3.50%), 8/01/25(t)		756	751,115
BWay Holding Company 5.234% (LIBOR 3 Month + 3.25%), 4/03/24(t)		2,138	2,078,323
Granite Holdings US Acquisition Corporation 7.354% (LIBOR 3 Month + 5.25%), 9/30/26(h)(t)		3,634	3,434,130
Panther BF Aggregator 2 L P 5.30% (LIBOR 1 Month + 3.50%), 4/30/26(t)		410	404,022

			6,667,590

Communications - Media – 0.0%
Diamond Sports Group, LLC 5.08% (LIBOR 1 Month + 3.25%), 8/24/26(t)		361	361,929
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 6.032% (LIBOR 1 Month + 4.00%), 5/01/26(t)		281	281,403
Univision Communications Inc. 4.536% (LIBOR 1 Month + 2.75%), 3/15/24(t)		1,060	1,021,172

			1,664,504

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings S.A. 6.432% (LIBOR 6 Month + 4.50%), 1/02/24		150	151,500
6.625%, 1/02/24		252	257,114

			408,614

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.42% (LIBOR 1 Month + 3.50%), 11/06/24(t)		649	641,597

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Merlin Entertainments PLC 10/16/26(u)	U.S.$	1,784	$1,789,661

Consumer Cyclical - Other – 0.1%
Scientific Games International, Inc. 4.536% (LIBOR 1 Month + 2.75%), 8/14/24(t)		2,597	2,565,163
Stars Group Holdings B.V. 5.604% (LIBOR 3 Month + 3.50%), 7/10/25(t)		697	699,959

			3,265,122

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (aka Arby’s / Buffalo Wild Wings) 5.193% (LIBOR 2 Month + 3.25%), 2/05/25(t)		1	1,426
5.216% (LIBOR 3 Month + 3.25%), 2/05/25(t)		565	560,548
Whatabrands LLC 5.516% (LIBOR 3 Month + 3.25%), 8/02/26(t)		608	609,126

			1,171,100

Consumer Cyclical - Retailers – 0.1%
Bass Pro Group, LLC 9/25/24(u)		1,007	970,273
PetSmart, Inc. 5.93% (LIBOR 1 Month + 4.00%), 3/11/22(t)		1,215	1,182,548
Specialty Building Products Holdings, LLC 7.536% (LIBOR 1 Month + 5.75%), 10/01/25(t)		1,016	1,007,586

			3,160,407

Consumer Non - Cyclical – 0.5%
Air Medical Group Holdings, Inc. 6.036% (LIBOR 1 Month + 4.25%), 3/14/25(t)		1,167	1,043,540
Aldevron, L.L.C. 6.232% (LIBOR 3 Month + 4.25%), 10/12/26(h)(t)		2,609	2,617,453
Alphabet Holding Company, Inc. (aka Nature’s Bounty) 9.536% (LIBOR 1 Month + 7.75%), 9/26/25(t)		3,524	3,000,089

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

athenahealth, Inc. 6.681% (LIBOR 3 Month + 4.50%), 2/11/26(t)	U.S.$	5,023	$4,977,508
BI-LO, LLC 10.085% (LIBOR 3 Month + 8.00%), 5/31/24(t)		1,581	1,476,111
10.127% (LIBOR 3 Month + 8.00%), 5/31/24(t)		1,542	1,440,137
10.187% (LIBOR 3 Month + 8.00%), 5/31/24(t)		1,617	1,509,726
Regionalcare Hospital Partners Holdings, Inc. 6.304% (LIBOR 1 Month + 4.50%), 11/16/25(t)		1,331	1,326,870
U.S. Renal Care, Inc. 6.786% (LIBOR 1 Month + 5.00%), 6/26/26(t)		3,010	2,775,100

			20,166,534

Energy – 0.1%
CITGO Petroleum Corporation 7.104% (LIBOR 3 Month + 5.00%), 3/28/24(h)(t)		1,776	1,776,145

Other Industrial – 0.0%
American Tire Distributors, Inc. 8.150% (LIBOR 3 Month + 6.00%), 9/01/23(k)(t)		292	290,096
9.624% (LIBOR 3 Month + 7.50%), 9/02/24(k)(t)		741	662,429
KAR Auction Services, Inc. 4.125% (LIBOR 1 Month + 2.25%), 9/19/26(h)(t)		202	202,728

			1,155,253

Services – 0.1%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 6.507% (LIBOR 3 Month + 4.25%), 7/10/26(t)		377	374,234
Garda World Security Corporation 10/30/26(u)		567	563,456
Parexel International Corporation 4.536% (LIBOR 1 Month + 2.75%), 9/27/24(t)		632	602,660
Team Health Holdings, Inc. 4.536% (LIBOR 1 Month + 2.75%), 2/06/24(t)		2,676	2,054,042

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Verscend Holding Corp. 6.286% (LIBOR 1 Month + 4.50%), 8/27/25(t)	U.S.$	1,975	$1,974,901

			5,569,293

Technology – 0.2%
Avaya Inc. 6.164% (LIBOR 1 Month + 4.25%), 12/15/24(t)		1,739	1,654,992
6.171% (LIBOR 1 Month + 4.25%), 12/15/24(t)		1,037	987,306
Boxer Parent Company Inc. (aka BMC Software, Inc.) 6.036% (LIBOR 1 Month + 4.25%), 10/02/25(t)		2,680	2,475,902
Veritas US Inc. 6.286% (LIBOR 1 Month + 4.50%), 1/27/23(t)		1,159	1,074,009
6.604% (LIBOR 3 Month + 4.50%), 1/27/23(t)		226	209,752

			6,401,961

			54,003,053

Financial Institutions – 0.2%
Finance – 0.1%
Ellie Mae, Inc. 5.863% (LIBOR 2 Month + 4.00%), 4/17/26(u)		2,029	2,015,707
Jefferies Finance LLC 5.75% (LIBOR 1 Month + 3.75%), 6/03/26(h)(t)		559	548,126

			2,563,833

Insurance – 0.1%
Hub International Limited 4/25/25(u)		2,891	2,885,467
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 5.786% (LIBOR 1 Month + 4.00%), 9/03/26(u)		2,277	2,257,231

			5,142,698

			7,706,531

Total Bank Loans (cost $63,327,448)			61,709,584

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.5%
United States – 1.5%
U.S. Treasury Inflation Index 0.125%, 7/15/24 (TIPS) (cost $60,573,436)	U.S.$	60,643	$60,708,829

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.5%
Non-Agency Fixed Rate CMBS – 1.1%
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class C 4.91%, 7/15/49		372	405,959
CD Mortgage Trust Series 2017-CD3, Class XA 1.026%, 2/10/50(i)		14,920	898,632
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.712%, 5/10/58(i)		14,476	1,258,266
Citigroup Commercial Mortgage Trust Series 2016-C3, Class XA 1.172%, 11/15/49(i)		38,100	2,179,656
Commercial Mortgage Trust Series 2014-CR15, Class XA 0.943%, 2/10/47(i)		42,970	1,378,121
Series 2015-CR27, Class XA 1.105%, 10/10/48(i)		7,404	328,753
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.774%, 4/15/50(e)		670	658,148
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.39%, 8/10/44(e)		6,264	6,240,030
Series 2014-GC22, Class D 4.691%, 6/10/47(e)		1,805	1,769,800
Series 2016-GS3, Class XA 1.256%, 10/10/49(i)		35,403	2,292,773
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class E 4.652%, 10/15/45(e)		2,103	2,072,806
Series 2012-CBX, Class E 5.132%, 6/15/45(e)		1,863	1,798,091
Series 2016-JP2, Class XA 1.829%, 8/15/49(i)		16,793	1,665,012
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class D 4.658%, 8/15/47(e)		1,050	992,155

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39	U.S.$	1,130	$659,458
Madison Avenue Trust Series 2013-650M, Class E 4.034%, 10/12/32(e)		920	917,881
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 4.123%, 5/15/46(e)		680	696,372
Series 2014-C18, Class C 4.52%, 10/15/47		4,349	4,608,332
Series 2015-C22, Class XA 1.082%, 4/15/48(i)		12,881	570,771
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.57%, 5/10/45(e)		2,000	2,008,512
Series 2017-C1, Class XA 1.57%, 6/15/50(i)		9,074	814,013
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class C 4.075%, 3/10/46(e)		277	283,951
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.334%, 4/15/50(i)		8,984	425,558
Series 2016-C36, Class XA 1.318%, 11/15/59(i)		51,351	3,497,269
Series 2016-LC24, Class XA 1.678%, 10/15/49(i)		32,037	2,812,080
Series 2016-LC25, Class XA 0.997%, 12/15/59(i)		20,248	977,620
WFRBS Commercial Mortgage Trust Series 2011-C4, Class E 5.23%, 6/15/44(e)		489	490,030
Series 2014-LC14, Class C 4.344%, 3/15/47		134	139,000

			42,839,049

Non-Agency Floating Rate CMBS – 0.4%
BFLD Trust Series 2019-DPLO, Class E 4.154% (LIBOR 1 Month + 2.24%), 10/15/34(d)(e)		11,227	11,226,967
CLNS Trust Series 2017-IKPR, Class F 6.427% (LIBOR 1 Month + 4.50%), 6/11/32(d)(e)		1,480	1,491,715

58 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class E 4.865% (LIBOR 1 Month + 3.02%), 11/19/35(d)(e)	U.S.$	1,994	$2,005,107
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 5.921% (LIBOR 1 Month + 4.00%), 5/15/36(d)(e)		1,651	1,650,973

			16,374,762

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.034%, 11/16/45(i)		239	223

Total Commercial Mortgage-Backed Securities (cost $59,258,118)			59,214,034

COLLATERALIZED LOAN OBLIGATIONS – 1.4%
CLO - Floating Rate – 1.4%
Apidos CLO Series 2017-26A, Class D 8.103% (LIBOR 3 Month + 6.10%), 7/18/29(d)(e)(h)		550	510,529
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 3.686% (LIBOR 3 Month + 1.75%), 4/26/31(d)(e)(h)		5,300	5,190,073
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 8.116% (LIBOR 3 Month + 6.15%), 10/20/30(d)(e)(h)		3,300	2,948,771
CBAM Ltd. Series 2017-3A, Class E1 8.502% (LIBOR 3 Month + 6.50%), 10/17/29(d)(e)(h)		1,604	1,544,066
Series 2018-7A, Class B1 3.566% (LIBOR 3 Month + 1.60%), 7/20/31(d)(e)(h)		1,996	1,969,819
Dryden Senior Loan Fund Series 2017-49A, Class E 8.303% (LIBOR 3 Month + 6.30%), 7/18/30(d)(e)(h)		605	561,636
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 4.928% (LIBOR 3 Month + 3.00%), 10/29/29(d)(e)(h)		2,815	2,668,144

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Greywolf CLO VI Ltd. Series 2018-1A, Class A2 3.566% (LIBOR 3 Month + 1.63%), 4/26/31(d)(e)(h)	U.S.$	5,300	$5,239,760
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 3.766% (LIBOR 3 Month + 1.80%), 7/21/31(d)(e)(h)		1,826	1,775,357
Series 2018-1A, Class C 5.166% (LIBOR 3 Month + 3.20%), 7/21/31(d)(e)(h)		2,000	1,830,540
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.183% (LIBOR 3 Month + 1.18%), 12/18/30(d)(e)(h)		2,400	2,392,986
Northwoods Capital Ltd. Series 2018-12BA, Class B 3.969% (LIBOR 3 Month + 1.85%), 6/15/31(d)(e)(h)		1,350	1,321,676
OZLM Ltd. Series 2014-7RA, Class CR 5.002% (LIBOR 3 Month + 3.00%), 7/17/29(d)(e)(h)		1,000	899,997
Series 2018-18A, Class B 3.536% (LIBOR 3 Month + 1.55%), 4/15/31(d)(e)(h)		5,450	5,286,811
Rockford Tower CLO Ltd. Series 2017-2A, Class D 5.451% (LIBOR 3 Month + 3.45%), 10/15/29(d)(e)(h)		4,444	4,336,126
Series 2017-3A, Class A 3.156% (LIBOR 3 Month + 1.19%), 10/20/30(d)(e)(h)		1,931	1,926,771
Romark CLO III Ltd. Series 2019-3A, Class A2 4.229% (LIBOR 3 Month + 2.07%), 7/15/32(d)(e)(h)		4,450	4,437,068
Series 2019-3A, Class B 4.959% (LIBOR 3 Month + 2.80%), 7/15/32(d)(e)(h)		600	600,506
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.001% (LIBOR 3 Month + 1.00%), 4/15/31(d)(e)(h)		7,931	7,816,040
TIAA CLO II Ltd. Series 2017-1A, Class A 3.246% (LIBOR 3 Month + 1.28%), 4/20/29(d)(e)(h)		1,000	1,000,106

60 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venture CLO Ltd. Series 2017-27A, Class D 5.966% (LIBOR 3 Month + 4.00%), 7/20/30(d)(e)(h)	U.S.$	1,591	$1,561,220

Total Collateralized Loan Obligations (cost $57,492,642)			55,818,002

AGENCIES – 1.2%
Agency Debentures – 1.2%
Federal Home Loan Banks 5.50%, 7/15/36		8,695	12,538,886
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		10,400	15,316,496
6.75%, 3/15/31		4,000	5,936,320
Series GDIF 6.75%, 9/15/29		4,606	6,602,480
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		5,277	5,211,248

Total Agencies (cost $42,018,885)			45,605,430

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.8%
Canada – 0.8%
Province of Alberta Canada 3.40%, 12/01/23	CAD	5,934	4,780,765
Province of British Columbia Canada Series T 9.00%, 8/23/24		3,539	3,562,968
Province of Quebec Canada 8.50%, 4/01/26		12,134	12,793,719
Province of Saskatchewan Canada 3.20%, 6/03/24		12,746	10,246,154

Total Local Governments – Provincial Bonds (cost $30,995,559)			31,383,606

EMERGING MARKETS – TREASURIES – 0.7%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/26(k)	ARS	2	10

Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/25	BRL	47,870	14,012,848

abfunds.com	AB INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.1%
Dominican Republic International Bond 16.95%, 2/04/22(e)	DOP	149,900	$3,268,734

South Africa – 0.3%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	110,304	7,344,993
Series 2030 8.00%, 1/31/30		72,982	4,446,179

			11,791,172

Total Emerging Markets – Treasuries (cost $30,871,928)			29,072,764

GOVERNMENTS – SOVEREIGN BONDS – 0.5%
Qatar – 0.2%
Qatar Government International Bond 3.375%, 3/14/24(e)	U.S.$	4,399	4,599,704
3.875%, 4/23/23(e)		861	909,216

			5,508,920

South Africa – 0.3%
Republic of South Africa Government International Bond 4.30%, 10/12/28		425	410,231
4.85%, 9/30/29		9,846	9,747,176
5.875%, 6/22/30		2,797	2,968,037

			13,125,444

Total Governments – Sovereign Bonds (cost $18,499,209)			18,634,364

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Bahrain – 0.1%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24(e)		668	758,389
8.375%, 11/07/28(e)		3,912	4,591,710

			5,350,099

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/23(e)		277	304,700

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 4/24/25(e)		768	837,840
5.375%, 4/24/30(e)		1,940	2,237,669

			3,075,509

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mexico – 0.2%
Petroleos Mexicanos 6.49%, 1/23/27(e)	U.S.$	1,455	$1,550,303
6.50%, 1/23/29		403	420,329
6.84%, 1/23/30(e)		2,180	2,324,425
7.69%, 1/23/50(e)		2,173	2,357,270

			6,652,327

Panama – 0.0%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/48(e)		1,017	1,264,131

United States – 0.0%
Citgo Holding, Inc. 9.25%, 8/01/24(e)		737	771,093

Total Quasi-Sovereigns (cost $15,646,071)			17,417,859

		Shares
COMMON STOCKS – 0.2%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Berry Petroleum Corp.		137,229	1,288,580
Golden Energy Offshore Services AS(k)(m)		1,497,659	765,429
Paragon Litigation – Class A(h)(k)		10,360	2,072
Paragon Litigation – Class B(h)(k)		15,538	233,070
Tervita Corp.(m)		245,313	1,303,767
Vantage Drilling International(h)(k)(m)		5,303	981,055

			4,573,973

Consumer Discretionary – 0.1%
Auto Components – 0.1%
ATD New Holdings, Inc.(h)(k)(m)		29,486	825,608

Media – 0.0%
Ion Media Networks, Inc. – Class A(h)(k)(l)(m)		2,512	735,413

			1,561,021

Information Technology – 0.0%
IT Services – 0.0%
Paysafe Group Ltd.(h)(k)(l)		3,109	539,380

Software – 0.0%
Avaya Holdings Corp.(m)		34,528	417,444
Monitronics International, Inc.(h)(k)(l)		34,245	237,318
Monitronics International, Inc.(m)		34,103	262,593

			917,355

			1,456,735

abfunds.com	AB INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Southeastern Grocers, Inc. Npv(h)(k)(l)(m)		16,421	$533,683

Industrials – 0.0%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies(h)(k)(l)(m)		156,302	146,923
Exide Technologies/Old(h)(k)(l)(m)		45,970	43,212

			190,135

Communication Services – 0.0%
Media – 0.0%
Clear Channel Outdoor Holdings, Inc.(m)		33,826	78,814
iHeartMedia, Inc. – Class A(k)(m)		1,690	24,235

			103,049

Total Common Stocks (cost $12,237,591)			8,418,596

		Principal Amount (000)
LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30 (cost $2,560,000)	U.S.$	2,560	3,129,702

		Shares
PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Banking – 0.0%
Paysafe Holdings UK Ltd. 0.00%(h)(k)(l)(m) (cost $834,450)		890,661	890,661

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(h)(k)(l)	U.S.$	1,753	322,369

64 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sheridan Consumer Finance Trust 10.00%, 3/01/21(h)(k)(l)	U.S.$	165	$165,291

Total Whole Loan Trusts (cost $1,918,509)			487,660

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(m)		2,936	3,230
Encore Automotive Acceptance, expiring 7/05/31(h)(k)(l)(m)		12	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(h)(k)(l)(m)		17,195	– 0	–
iHeartMedia, Inc., expiring 5/01/39(k)(m)		12,695	172,969
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(k)(m)		2,475	10
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(k)(m)		1,042	1

Total Warrants (cost $203,120)			176,210

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(v)(w)(x) (cost $51,923,844)		51,923,844	51,923,844

		Principal Amount (000)
U.S. Treasury Bills – 0.6%
U.S. Treasury Bill Zero Coupon, 12/12/19 (cost $23,709,149)	U.S.$	23,761	23,720,380

Governments – Treasuries – 0.1%
Nigeria – 0.1%
Nigeria Treasury Bills Zero Coupon 4/09/20-9/03/20 (cost $3,832,002)	NGN	1,550,367	3,870,018

Total Short-Term Investments (cost $79,464,995)			79,514,242

Total Investments – 116.7% (cost $4,568,649,683)			4,630,929,078
Other assets less liabilities – (16.7)%			(663,547,301)

Net Assets – 100.0%			$3,967,381,777

abfunds.com	AB INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	216	December 2019	$30,695,625	$(250,368)
U.S. T-Note 10 Yr (CBT) Futures	5,462	December 2019	711,681,531	(5,838,147)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	73	December 2019	17,094,287	907,530
Euro-BOBL Futures	451	December 2019	67,713,881	1,045,752
Euro-Bund Futures	68	December 2019	13,026,343	285,878
Euro-Schatz Futures	843	December 2019	105,367,949	577,310
U.S. T-Note 2 Yr (CBT) Futures	600	December 2019	129,360,937	176,419
U.S. T-Note 5 Yr (CBT) Futures	918	December 2019	109,428,469	872,137

				$(2,223,489)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	2,264,988	USD	35,104	11/14/19	$(172,356)
Bank of America, NA	ZAR	154,951	USD	10,480	11/21/19	248,349
Bank of America, NA	GBP	15,093	USD	19,460	1/10/20	(136,781)
BNP Paribas SA	USD	8,960	MXN	173,859	1/07/20	(8,308)
Citibank, NA	USD	2,365	ZAR	34,637	11/21/19	(77,965)
Citibank, NA	USD	5,382	EUR	4,809	1/16/20	9,435
Citibank, NA	USD	317	INR	22,891	1/16/20	2,228
Deutsche Bank AG	BRL	26,395	USD	6,305	11/04/19	(276,156)
Deutsche Bank AG	USD	6,592	BRL	26,395	11/04/19	(10,520)
Goldman Sachs Bank USA	BRL	26,395	USD	6,592	11/04/19	10,520
Goldman Sachs Bank USA	USD	6,627	BRL	26,395	11/04/19	(45,441)
Goldman Sachs Bank USA	CAD	77,266	USD	58,241	11/22/19	(425,358)
Goldman Sachs Bank USA	BRL	26,395	USD	6,616	12/03/19	46,826
Goldman Sachs Bank USA	MXN	871,746	USD	45,037	1/07/20	151,692
HSBC Bank USA	IDR	334,266,682	USD	23,665	11/21/19	(23,349)
JPMorgan Chase Bank, NA	IDR	794,322,429	USD	55,423	11/21/19	(867,701)
JPMorgan Chase Bank, NA	USD	25,030	CAD	32,952	11/22/19	(10,338)
Morgan Stanley Capital Services, Inc.	USD	713	GBP	550	1/10/20	1,144

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR	8,108	USD	8,982	1/16/20	$(107,067)
Morgan Stanley Capital Services, Inc.	USD	11,544	EUR	10,303	1/16/20	7,320
Natwest Markets PLC	AUD	2,975	USD	2,012	11/08/19	(39,301)
Natwest Markets PLC	EUR	89,015	USD	98,117	1/16/20	(1,677,669)
State Street Bank & Trust Co.	NZD	723	USD	462	11/07/19	(1,483)
State Street Bank & Trust Co.	NOK	19,594	USD	2,197	1/08/20	65,572

						$(3,336,707)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx-Australia Series 32, 5 Year Index 12/20/24*	(1.00)%	Quarterly	0.59%	USD	65,200	$(1,366,312)	$(1,074,869)	$(291,443)

Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.15	USD	9,368	761,628	557,470	204,158
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	200,877	15,403,244	11,801,223	3,602,021
CDX-NAIG Series 33, 5 Year Index, 12/20/24	1.00	Quarterly	0.55	USD	11,500	264,020	226,601	37,419
Federative Republic of Brazil, 4.25%, 1/07/25, 12/20/24*	1.00	Quarterly	1.21	USD	6,750	(62,161)	(104,046)	41,885
iTraxx-Australia Series 32, 5 Year Index 12/20/24*	1.00	Quarterly	0.59	USD	65,200	1,366,311	1,285,875	80,436
iTraxx-Xover Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	2.40	EUR	56,050	8,063,837	8,167,379	(103,542)
Republic of Colombia, 10.375%, 1/28/33, 12/20/24*	1.00	Quarterly	0.82	USD	6,750	68,217	33,404	34,813

abfunds.com	AB INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of South Africa, 5.50%, 3/09/20, 12/20/24*	1.00%	Quarterly	1.88%	USD	6,750	$(275,777)	$(255,044)	$(20,733)
Republic of Turkey, 11.875%, 1/15/30, 12/20/24*	1.00	Quarterly	3.34	USD	9,142	(963,219)	(1,141,441)	178,222
Russian Federation, 7.50%, 3/31/30, 12/20/24*	1.00	Quarterly	0.76	USD	6,750	86,676	59,640	27,036

						$23,346,464	$19,556,192	$3,790,272

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	109,350	4/20/23	2.850%	3 Month LIBOR	Semi-Annual/ Quarterly	$(5,019,075)	$—	$(5,019,075)
USD	46,860	4/02/24	2.851%	3 Month LIBOR	Semi-Annual/ Quarterly	(2,754,739)	—	(2,754,739)
USD	30,755	2/10/25	2.034%	3 Month LIBOR	Semi-Annual/ Quarterly	(830,532)	—	(830,532)
USD	6,010	6/09/25	2.491%	3 Month LIBOR	Semi-Annual/ Quarterly	(361,482)	—	(361,482)
USD	10,000	1/11/27	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(576,260)	—	(576,260)
USD	11,920	4/26/27	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	(639,110)	—	(639,110)

						$(10,181,198)	$—	$(10,181,198)

68 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)%	Monthly	3.40%	USD	25,750	$1,067,364	$549,789	$517,575

Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	5,000	(769,139)	(125,256)	(643,883)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	4,000	(615,867)	(618,750)	2,883
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	5,000	(425,584)	(511,028)	85,444
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	5,000	(425,583)	(518,529)	92,946
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	5,000	(425,583)	(615,190)	189,607
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	19,075	(1,625,190)	(2,073,944)	448,754
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	643	(54,784)	(73,539)	18,755
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	12,000	(1,022,400)	(1,539,135)	516,735
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	9,557	(813,459)	(977,282)	163,823
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	9,557	(813,460)	(967,447)	153,987
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	9,557	(813,460)	(967,447)	153,987
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,529	(130,144)	(157,258)	27,114
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	3,250	(276,629)	(339,695)	63,066
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	13,500	(1,149,075)	(1,208,983)	59,908
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	660	(56,232)	(56,759)	527
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,146	(97,544)	(185,204)	87,660
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.88	USD	6,500	27,228	(354,971)	382,199

abfunds.com	AB INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	1.88%	USD	2,839	$11,892	$(113,731)	$125,623
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.88	USD	567	2,375	(22,714)	25,089
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.88	USD	1,136	4,759	(46,371)	51,130
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.88	USD	15,000	62,000	(428,422)	490,422
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	9,220	(784,776)	(1,127,523)	342,747
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	763	(65,008)	(87,378)	22,370
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	17,343	(1,477,624)	(2,173,240)	695,616
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.88	USD	23,700	99,277	(1,049,920)	1,149,197
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	20,000	(1,702,333)	(2,921,753)	1,219,420
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	10,000	(851,167)	(1,602,709)	751,542
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	16,500	(2,538,158)	(3,770,810)	1,232,652
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	32,853	(2,796,338)	(4,630,032)	1,833,694
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	14,291	(1,217,593)	(1,681,129)	463,536
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	11,909	(1,014,647)	(1,398,262)	383,615
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	13,000	(1,106,517)	(1,333,543)	227,026
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	6,323	(538,192)	(1,036,898)	498,706
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	8,827	(751,325)	(1,468,354)	717,029
JPMorgan Securities LLC
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	3,869	(595,697)	(748,084)	152,387
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	3,748	(577,067)	(735,312)	158,245
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	9,543	(812,269)	(1,088,909)	276,640

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	1.88%	USD	293	$1,227	$(12,166)	$13,393
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	547	(46,605)	(46,107)	(498)

						$(25,113,327)	$(38,263,995)	$13,150,668

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2019
Barclays Capital, Inc.†	505	USD	(1.25	)%*	—	$505,160
Barclays Capital, Inc.†	926	USD	1.00%		—	927,301
Barclays Capital, Inc.†	1,227	USD	(0.75	)%*	—	1,226,960
Credit Suisse†	855	USD	(0.50	)%*	—	855,000
Credit Suisse Europe†	1,224	EUR	(1.25	)%*	—	1,365,127
JPMorgan Chase Bank†	939	EUR	(1.35	)%*	—	1,047,287
JPMorgan Chase Bank†	1,145	EUR	(1.35	)%*	—	1,277,436

						$7,204,271

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2019.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Corporates – Non-Investment Grade	$6,276,970	$—	$—	$—	$6,276,970
Emerging Markets – Corporate Bonds	927,301	—	—	—	927,301

Total	$7,204,271	$—	$—	$—	$7,204,271

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $1,014,795,863 or 25.6% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.70% of net assets as of October 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Digicel Group One Ltd.
8.25%, 12/30/22	1/09/19	$1,212,474	$783,864	0.02%
Exide International Holdings LP
10.75%, 10/31/21	6/18/19	2,765,783	2,958,763	0.07%
Exide Technologies
7.25%, 4/30/27	6/01/19	2,837,207	706,611	0.07%
Exide Technologies
11.00%, 10/31/24	6/21/19	2,868,669	2,988,482	0.02%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2
6.073%, 11/25/24	11/06/15	1,258,771	1,342,918	0.03%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2
7.323%, 10/25/25	9/18/15	2,176,399	2,396,470	0.06%
Magnetation LLC/Mag Finance Corp.
11.00%, 5/15/18	2/19/15	861,787	14	0.00%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A
4.054%, 3/27/24	3/21/19	3,710,140	3,700,948	0.09%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A
4.804%, 5/27/23	6/07/19	4,669,847	4,694,591	0.12%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A
4.164%, 8/27/24	10/11/19	2,540,727	2,540,767	0.06%
SoFi Consumer Loan Program LLC Series 2016-1, Class R
Zero Coupon, 8/25/25	7/28/17	1,399,724	1,174,911	0.03%
SoFi Consumer Loan Program LLC Series 2016-5, Class R
Zero Coupon, 9/25/28	6/23/17	1,275,923	316,525	0.01%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1
Zero Coupon, 9/25/26	9/18/17	1,758,337	633,562	0.02%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1
Zero Coupon, 2/25/27	2/01/18	3,677,431	2,066,499	0.05%
Terraform Global Operating LLC
6.125%, 3/01/26	2/08/18	695,000	712,375	0.02%
Tonon Luxembourg SA
6.50%, 10/31/24	7/24/15	2,067,245	22,075	0.00%
Virgolino de Oliveira Finance SA
10.50%, 1/28/18	6/13/13	3,510,948	177,201	0.01%
Virgolino de Oliveira Finance SA
10.875%, 1/13/20	6/09/14	745,965	134,438	0.0%
Virgolino de Oliveira Finance SA
11.75%, 2/09/22	1/29/14	916,308	42,081	0.0%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2
7.073%, 11/25/25	9/06/16	750,986	837,085	0.02%

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PORTFOLIO OF INVESTMENTS (continued)

(g)	Inverse interest only security.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	IO – Interest Only.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Illiquid security.

(l)	Fair valued by the Adviser.

(m)	Non-income producing security.

(n)	Defaulted.

(o)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2019.

(p)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(q)	Defaulted matured security.

(r)	Pays 10.75% cash or up to 4.5% PIK and remaining in cash.

(s)	Convertible security.

(t)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2019.

(u)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(v)	Affiliated investments.

(w)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(x)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: ARS – Argentine Peso AUD – Australian Dollar BRL – Brazilian Real CAD – Canadian Dollar DOP – Dominican Peso EUR – Euro GBP – Great British Pound IDR – Indonesian Rupiah	INR – Indian Rupee MXN – Mexican Peso NGN – Nigerian Naira NOK – Norwegian Krone NZD – New Zealand Dollar RUB – Russian Ruble USD – United States Dollar ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB INCOME FUND | 73

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,516,725,839)	$4,579,005,234
Affiliated issuers (cost $51,923,844)	51,923,844
Cash	4,813,984
Foreign currencies, at value (cost $4,762,170)	4,788,159
Receivable for investment securities sold and foreign currency transactions	89,129,413
Interest receivable	43,592,973
Receivable for capital stock sold	23,889,806
Receivable for variation margin on futures	3,278,235
Market value on credit default swaps (net premiums received $1,478,506)	1,276,122
Receivable for newly entered credit default swaps	717,679
Receivable for variation margin on centrally cleared swaps	557,924
Unrealized appreciation on forward currency exchange contracts	543,086
Receivable for terminated credit default swaps	534,257
Affiliated dividends receivable	71,352
Receivable for terminated centrally cleared credit default swaps	7,315
Other assets	19,327

Total assets	4,804,148,710

Liabilities
Payable for investment securities purchased and foreign currency transactions	784,789,819
Market value on credit default swaps (net premiums received $36,785,489)	26,389,449
Payable for capital stock repurchased	7,378,072
Payable for reverse repurchase agreements	7,204,271
Unrealized depreciation on forward currency exchange contracts	3,879,793
Payable for terminated centrally cleared credit default swaps	1,806,287
Dividends payable	1,449,771
Advisory fee payable	1,154,194
Payable for terminated credit default swaps	719,156
Payable for newly entered credit default swaps	536,914
Distribution fee payable	183,917
Transfer Agent fee payable	55,653
Administrative fee payable	24,551
Directors’ fees payable	1,933
Accrued expenses and other liabilities	1,193,153

Total liabilities	836,766,933

Net Assets	$3,967,381,777

Composition of Net Assets
Capital stock, at par	$496,293
Additional paid-in capital	4,000,357,392
Accumulated loss	(33,471,908)

$3,967,381,777

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$240,567,011	30,128,223	$7.98	*

C	$164,412,647	20,564,684	$7.99

Advisor	$3,562,402,119	445,599,886	$7.99

*	The maximum offering price per share for Class A shares was $8.33 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Interest (net of foreign taxes withheld of $84,950)	$134,603,388
Dividends
Unaffiliated issuers	1,240,085
Affiliated issuers	698,631
Other income	30,500	$136,572,604

Expenses
Advisory fee (see Note B)	12,719,572
Distribution fee—Class A	480,423
Distribution fee—Class C	1,071,054
Transfer agency—Class A	170,047
Transfer agency—Class C	93,497
Transfer agency—Advisor Class	2,242,766
Custodian	322,981
Printing	228,973
Registration fees	220,846
Audit and tax	148,509
Administrative	75,925
Legal	45,732
Directors’ fees	23,080
Miscellaneous	104,010

Total expenses before interest expense	17,947,415
Interest expense	118,018
Total expenses		18,065,433

Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,516,597)

Net expenses		16,548,836

Net investment income		120,023,768

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(748,505)
Forward currency exchange contracts		(13,468,915)
Futures		61,013,963
Options written		3,734,099
Swaps		2,965,806
Swaptions written		344,492
Foreign currency transactions		(21,998,529)
Net change in unrealized appreciation/depreciation of:
Investments(b)		153,109,341
Forward currency exchange contracts		(3,388,016)
Futures		3,848,946
Options written		(189,419)
Swaps		2,953,033
Swaptions written		50,118
Foreign currency denominated assets and liabilities		110,846

Net gain on investment and foreign currency transactions		188,337,260

Contributions from Affiliates (see Note B)		6,818

Net Increase in Net Assets from Operations		$308,367,846

(a)	Net of foreign capital gains taxes of $103,747.

(b)	Net of increase in accrued foreign capital gains taxes of $192,769.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$120,023,768	$101,153,138
Net realized gain (loss) on investment and foreign currency transactions	31,842,411	(75,046,815)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	156,494,849	(92,000,951)
Contributions from Affiliates (see Note B)	6,818	28,261

Net increase (decrease) in net assets from operations	308,367,846	(65,866,367)
Distributions to Shareholders
Class A	(7,312,426)	(11,572,396)
Class C	(3,340,007)	(3,029,311)
Advisor Class	(102,301,258)	(105,142,843)
Return of capital
Class A	(1,342,784)	(1,019,139)
Class C	(613,327)	(266,781)
Advisor Class	(18,785,630)	(9,259,554)
Capital Stock Transactions
Net increase	1,255,456,371	699,716,997

Total increase	1,430,128,785	503,560,606
Net Assets
Beginning of period	2,537,252,992	2,033,692,386

End of period	$3,967,381,777	$2,537,252,992

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss

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expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,908,892,004	$	– 0	–	$1,908,892,004
Mortgage Pass-Throughs		– 0	–	704,844,996		– 0	–	704,844,996
Collateralized Mortgage Obligations		– 0	–	460,293,617		1,296,862		461,590,479
Corporates – Investment Grade		– 0	–	410,369,489		– 0	–	410,369,489
Corporates – Non-Investment Grade		– 0	–	381,038,225		6,819,649	(a)	387,857,874
Emerging Markets – Sovereigns		– 0	–	119,070,194		– 0	–	119,070,194
Asset-Backed Securities		– 0	–	43,132,704		53,089,059		96,221,763
Emerging Markets – Corporate Bonds		– 0	–	69,878,661		22,075		69,900,736
Bank Loans		– 0	–	53,131,002		8,578,582		61,709,584
Inflation-Linked Securities		– 0	–	60,708,829		– 0	–	60,708,829
Commercial Mortgage-Backed Securities		– 0	–	59,214,034		– 0	–	59,214,034

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Investments in Securities:	Level 1			Level 2			Level 3		Total
Collateralized Loan Obligations	$	– 0	–	$	– 0	–	$55,818,002		$55,818,002
Agencies		– 0	–		45,605,430		– 0	–	45,605,430
Local Governments – Provincial Bonds		– 0	–		31,383,606		– 0	–	31,383,606
Emerging Markets – Treasuries		– 0	–		29,072,764		– 0	–	29,072,764
Governments – Sovereign Bonds		– 0	–		18,634,364		– 0	–	18,634,364
Quasi-Sovereigns		– 0	–		17,417,859		– 0	–	17,417,859
Common Stocks		3,375,433			765,429		4,277,734		8,418,596
Local Governments – US Municipal Bonds		– 0	–		3,129,702		– 0	–	3,129,702
Preferred Stocks		– 0	–		– 0	–	890,661		890,661
Whole Loan Trusts		– 0	–		– 0	–	487,660		487,660
Warrants		176,210			– 0	–	0	(a)	176,210
Short-Term Investments:
Investment Companies		51,923,844			– 0	–	– 0	–	51,923,844
U.S. Treasury Bills		– 0	–		23,720,380		– 0	–	23,720,380
Governments – Treasuries		– 0	–		3,870,018		– 0	–	3,870,018

Total Investments in Securities		55,475,487			4,444,173,307		131,280,284		4,630,929,078
Other Financial Instruments(b):
Assets:
Futures		3,865,026			– 0	–	– 0	–	3,865,026	(c)
Forward Currency Exchange Contracts		– 0	–		543,086		– 0	–	543,086
Centrally Cleared Credit Default Swaps		– 0	–		26,013,933		– 0	–	26,013,933	(c)
Credit Default Swaps		– 0	–		1,276,122		– 0	–	1,276,122
Liabilities:
Futures		(6,088,515)			– 0	–	– 0	–	(6,088,515	)(c)
Forward Currency Exchange Contracts		– 0	–		(3,879,793)		– 0	–	(3,879,793)
Centrally Cleared Credit Default Swaps		– 0	–		(2,667,469)		– 0	–	(2,667,469	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–		(10,181,198)		– 0	–	(10,181,198	)(c)
Credit Default Swaps		– 0	–		(26,389,449)		– 0	–	(26,389,449)
Reverse Repurchase Agreements		(7,204,271)			– 0	–	– 0	–	(7,204,271)

Total		$46,047,727			$4,428,888,539		$131,280,284		$4,606,216,550

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(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations		Corporates - Non-Investment Grade(a)		Asset-Backed Securities
Balance as of 10/31/18	$2,358,544		$5,130,445			$45,113,715
Accrued discounts/(premiums)	– 0	–	113,394			4,925
Realized gain (loss)	– 0	–	(337,683)			(3,980,321)
Change in unrealized appreciation/depreciation	– 0	–	(1,093,828)			(64,380)
Purchases/Payups	1,296,862		8,897,441			26,828,744
Sales/Paydowns	– 0	–	(5,890,120)			(14,813,624)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(2,358,544)		– 0	–		– 0	–

Balance as of 10/31/19	$1,296,862		$6,819,649			$53,089,059

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(b)	$ – 0	–	$(1,817,804)			$(1,687,773)

	Emerging Markets - Corporate Bonds		Bank Loans		Commercial Mortgage-Backed Securities
Balance as of 10/31/18	$344,626		$3,649,183			$8,616,054
Accrued discounts/(premiums)	(202,720)		4,966			2,208
Realized gain (loss)	– 0	–	(526,238)			164,148
Change in unrealized appreciation/depreciation	168,950		189,102			(95,844)
Purchases/Payups	2,268,758		8,653,097			– 0	–
Sales/Paydowns	(2,268,758)		(3,236,278)			(3,784,546)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(288,781)		(155,250)			(4,902,020)

Balance as of 10/31/19	$22,075		$8,578,582		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(b)	$(2,045,170)		$(69,761)		$	– 0	–

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	Collateralized Loan Obligations		Common Stocks			Preferred Stocks
Balance as of 10/31/18	$55,545,759			$5,424,648		$834,450
Accrued discounts/(premiums)	(4,313)			– 0	–	– 0	–
Realized gain (loss)	94,466			493,790		– 0	–
Change in unrealized appreciation/depreciation	(1,708,985)			(1,254,605)		56,211
Purchases/Payups	6,049,700			965,106		– 0	–
Sales/Paydowns	(4,158,625)			(1,351,205)		– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/19	$55,818,002			$4,277,734		$890,661

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(b)	$(1,612,899)			$(782,258)		$56,211

	Whole Loan Trusts		Warrants(a)			Total
Balance as of 10/31/18	$1,389,874		$	– 0	–	$128,407,298
Accrued discounts/(premiums)	1,114			– 0	–	(80,426)
Realized gain (loss)	(197,673)			– 0	–	(4,289,511)
Change in unrealized appreciation/depreciation	(85,907)			– 0	–	(3,889,286)
Purchases/Payups	– 0	–		– 0	–	54,959,708
Sales/Paydowns	(619,748)			– 0	–	(36,122,904)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	(7,704,595	)(c)

Balance as of 10/31/19	$487,660		$	– 0	–	$131,280,284

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(b)	$(205,964)		$	– 0	–	$(8,165,418)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2019. Securities priced (i) by third party vendors, or (ii) by brokers are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/19			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$2,958,763		Discounted Cash Flow	Discount Rate on Future Cash Flows	11.92%
		$2,293,325		Discounted Cash Flow	Discount Rate on Future Cash Flows	14.53%
		$695,157		Discounted Cash Flow	Discount Rate on Future Cash Flows	17.03%
		$706,611		Discounted Cash Flow	Discount Rate on Future Cash Flows	20.00%
	$	– 0	–	Qualitative Assessment		$– 0 –
		$165,779		Recovery Analysis	Collateral Value	$100.00

		$6,819,635

Common Stocks		$735,413		Market- Approach	EBITDA* Projection EBITDA* Multiples	$298.8mm 6.2X
		$539,380		Market- Approach	EBITDA* Projection EBITDA* Multiples	$530mm 15.0X
		$237,318		Market- Approach	10% Haircut to Last Traded Price	$6.93
		$190,135		Market- Approach	Projected Enterprise Value	$911.1mm

		$1,702,246

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	Fair Value at 10/31/19			Valuation Technique	Unobservable Input	Input
Preferred Stocks		$890,661		Market- Approach	EBITDA* Projection EBITDA* Multiples	$530mm 15.0X
Whole Loan Trusts		$76,263		Recovery Analysis	Cumulative Loss	32%
		$246,106		Recovery Analysis	Cumulative Loss	28%
		$165,291		Discounted Cash Flow	Cash Flow Yield	100%

		$487,660

Warrants	$	– 0	–	Qualitative Assessment		$– 0 –

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in cumulative loss in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in collateral value, EBITDA projections/multiples, projected enterprise value, last traded price and cash flow yield in isolation would be expected to result in a significant higher (lower) fair value measurement. A significant increase (decrease) in discount rate on future cash flows in isolation would be expected to result in a significant lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

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its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser

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has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52% and ..52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended October 31, 2019, such reimbursement/waivers amounted to $1,485,496. The Expense Caps may not be terminated by the Adviser before January 31, 2020. Any fees waived and expenses borne by the Adviser through April 22, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $990,111, $1,361,441 and $396,862 for the years ended October 31, 2016, October 31, 2017 and October 31, 2018, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the reimbursement for such services amounted to $75,925.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $717,890 for the year ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $74,379 from the sale of Class A shares and received $12,485 and $27,993 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

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an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $31,101.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$37,089	$1,100,325	$1,085,490	$51,924	$699

During the years ended October 31, 2019 and October 31, 2018, the Adviser reimbursed the Fund $6,818 and $28,261, respectively, for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,026,053 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,236,799,502	$695,044,996
U.S. government securities	9,568,881,985	8,654,366,407

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,564,263,862

Gross unrealized appreciation	$146,565,181
Gross unrealized depreciation	(90,831,837)

Net unrealized appreciation	$55,733,344

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2019, the Fund held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

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During the year ended October 31, 2019, the Fund held written options for hedging and non-hedging purposes. During the year ended October 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange

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of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2019, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2019, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2019, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2019, the Fund held variance swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$3,865,026	*	Receivable/Payable for variation margin on futures	$6,088,515	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	4,205,990	*	Receivable/Payable for variation margin on centrally cleared swaps	415,718	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	10,181,198	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$543,086	Unrealized depreciation on forward currency exchange contracts	$3,879,793

Credit contracts	Market value on credit default swaps	1,276,122	Market value on credit default swaps	26,389,449

Total		$9,890,224		$46,954,673

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$59,377,082	$4,422,403

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,636,881	(573,457)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(13,468,915)	(3,388,016)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$1,064,369)	$(128,698)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,722,281)	(490,234)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(85,655)	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(967,341)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,257,507	(189,419)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	476,592	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$196,332	$50,118

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	148,160	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,089,361)	(15,795,269)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,350,900)	39,991

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,406,067	18,708,311

Total		$49,749,799	$2,655,730

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2019:

Futures:
Average notional amount of buy contracts	$931,386,364
Average notional amount of sale contracts	$383,535,838
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$444,472,959
Average principal amount of sale contracts	$851,904,137
Purchased Options:
Average notional amount	$179,282,357	(a)
Purchased Swaptions:
Average notional amount	$133,473,026	(a)

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Options Written:
Average notional amount	$161,956,705	(b)
Swaptions Written:
Average notional amount	$167,068,482	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$224,571,601
Credit Default Swaps:
Average notional amount of buy contracts	$46,442,308
Average notional amount of sale contracts	$305,559,047
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$110,280,942
Average notional amount of sale contracts	$150,707,795
Total Return Swaps:
Average notional amount	$52,700,000	(d)
Variance Swaps:
Average notional amount	$8,424,407	(e)

(a)	Positions were open for four months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for five months during the year.

(d)	Positions were open for seven months during the year.

(e)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$248,349	$(248,349)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	11,663	(11,663)		– 0	–		– 0	–		– 0	–
Citigroup Global Markets, Inc.	1,067,364	(1,067,364)		– 0	–		– 0	–		– 0	–
Credit Suisse International	108,254	(108,254)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	99,277	(99,277)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	209,038	(209,038)		– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	$9,691	$(9,691)		$	– 0	–	$	– 0	–	$	– 0	–
State Street Bank & Trust Co.	65,572	(1,483)			– 0	–		– 0	–		64,089

Total	$1,819,208	$(1,755,119)		$	– 0	–	$	– 0	–		$64,089	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$309,137	$(248,349)		$	– 0	–		$(60,788)		$	– 0	–
Barclays Bank PLC	769,139	– 0	–		– 0	–		(769,139)			– 0	–
BNP Paribas SA	8,308	– 0	–		– 0	–		– 0	–		8,308
Citibank, NA	77,965	(11,663)			– 0	–		– 0	–		66,302
Citigroup Global Markets, Inc.	8,744,994	(1,067,364)			– 0	–		(7,677,630)			– 0	–
Credit Suisse International	2,327,408	(108,254)			– 0	–		(2,219,154)			– 0	–
Deutsche Bank AG	2,840,176	(99,277)			– 0	–		(2,721,315)			19,584
Goldman Sachs Bank USA/Goldman Sachs International	10,433,569	(209,038)			– 0	–		(10,224,531)			– 0	–
HSBC Bank USA	23,349	– 0	–		– 0	–		(23,349)			– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	2,863,072	– 0	–		– 0	–		(2,863,072)			– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services, Inc.	153,672	(9,691)			– 0	–		(143,981)			– 0	–
Natwest Markets PLC	1,716,970	– 0	–		– 0	–		– 0	–		1,716,970
State Street Bank & Trust Co.	1,483	(1,483)			– 0	–		– 0	–		– 0	–

Total	$30,269,242	$(1,755,119)		$	– 0	–		$(26,702,959)			$1,811,164	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2019, the Fund earned drop income of $3,613,572 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/

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or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2019, the average amount of reverse repurchase agreements outstanding was $8,828,428 and the daily weighted average interest rate was .68%. At October 31, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $7,204,271 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$2,659,421	$(2,586,059)	$73,362
Credit Suisse	2,220,127	(2,211,268)	8,859
JPMorgan Chase Bank	2,324,723	(2,324,723)	– 0	–

Total	$7,204,271	$(7,122,050)	$82,221

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for

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NOTES TO FINANCIAL STATEMENTS (continued)

example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2019, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan commitment was $65.

Loan	Unfunded Loan Participation Commitments	Funded
Allied Universal Holdco LLC.
2019 Delayed Draw Term	$37,346	$	– 0	–

As of October 31, 2019, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2019, the Fund did not receive commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	19,499,931	32,114,424	$151,947,171	$252,914,475

Shares issued in reinvestment of dividends and distributions	691,103	1,146,597	5,360,840	8,920,450

Shares converted from Class C	292,725	11,741	2,325,762	89,977

Shares redeemed	(21,445,308)	(22,604,798)	(163,431,602)	(174,654,492)

Net increase (decrease)	(961,549)	10,667,964	$(3,797,829)	$87,270,410

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class C
Shares sold	12,928,047	6,215,383	$101,302,295	$48,710,990

Shares issued in reinvestment of dividends and distributions	331,542	282,813	2,584,334	2,202,886

Shares converted to Class A	(292,359)	(11,726)	(2,325,762)	(89,977)

Shares redeemed	(3,371,776)	(3,182,470)	(25,885,420)	(24,535,511)

Net increase	9,595,454	3,304,000	$75,675,447	$26,288,388

Advisor Class
Shares sold	243,748,977	185,948,197	$1,904,501,801	$1,457,082,069

Shares issued in reinvestment of dividends and distributions	9,782,125	9,334,370	76,229,658	72,616,877

Shares redeemed	(104,179,175)	(121,941,646)	(797,152,706)	(943,540,747)

Net increase	149,351,927	73,340,921	$1,183,578,753	$586,158,199

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating.

There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value

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NOTES TO FINANCIAL STATEMENTS (continued)

of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions

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NOTES TO FINANCIAL STATEMENTS (continued)

of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any

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NOTES TO FINANCIAL STATEMENTS (continued)

securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$112,953,691	$119,744,550

Total taxable distributions paid	$112,953,691	$119,744,550
Return of capital	20,741,741	10,545,474

Total distributions paid	$133,695,432	$130,290,024

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(82,260,748	)(a)
Unrealized appreciation/(depreciation)	55,324,791	(b)

Total accumulated earnings/(deficit)	$(26,935,957	)(c)

(a)

As of October 31, 2019, the Fund had a net capital loss carryforward of $76,251,662. During the fiscal year, the Fund utilized $61,735,806 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2019, the cumulative deferred loss on straddles was $6,009,086.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, and the tax treatment of grantor trusts.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $9,151,496 and a net long-term capital loss carryforward of $67,100,166, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement

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NOTES TO FINANCIAL STATEMENTS (continued)

(Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
October 31,	April 21, 2016(a) to October 31, 2016
2019	2018	2017

Net asset value, beginning of period	$ 7.49	$ 8.09	$ 8.08	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.31	.29	.36	.17†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.50)	.05	.08

Contributions from Affiliates	.00	(d)	.00	(d)	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.84	(.21)	.41	.25

Less: Dividends and Distributions

Dividends from net investment income	(.30)	(.36)	(.40)	(.16)

Return of capital	(.05)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.39)	(.40)	(.16)

Net asset value, end of period	$ 7.98	$ 7.49	$ 8.09	$ 8.08

Total Return

Total investment return based on net asset value(e)	11.50%	(2.71)%	5.17%	3.14	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$240,567	$232,931	$165,294	$2,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.77%	1.08%	1.03%	1.16	%^

Expenses, before waivers/reimbursements(f)	.83%	1.16%	1.11%	1.37	%^

Net investment income(c)	4.02%	3.73%	4.42%	4.06	%^†

Portfolio turnover rate**	270%	105%	42%	14%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
October 31,	April 21, 2016(a) to October 31, 2016
2019	2018	2017

Net asset value, beginning of period	$ 7.50	$ 8.10	$ 8.09	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.25	.23	.30	.14†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.50)	.05	.09

Contributions from Affiliates	.00	(d)	.00	(d)	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.78	(.27)	.35	.23

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.30)	(.34)	(.13)

Return of capital	(.04)	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.33)	(.34)	(.13)

Net asset value, end of period	$ 7.99	$ 7.50	$ 8.10	$ 8.09

Total Return

Total investment return based on net asset value(e)	10.65%	(3.43)%	4.37%	2.85	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$164,413	$82,283	$62,121	$1,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.52%	1.83%	1.78%	1.90	%^

Expenses, before waivers/reimbursements(f)	1.57%	1.92%	1.87%	2.15	%^

Net investment income(c)	3.21%	2.98%	3.68%	3.34	%^†

Portfolio turnover rate**	270%	105%	42%	14%
See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,						January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
	2019		2018		2017				2015		2014

Net asset value, beginning of period	$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13

Income From Investment Operations

Net investment income(b)	.33	(c)	.31	(c)	.41	(c)	.29	(c)†	.38		.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53		(.50)		.02		.22		(.41)		.19

Contributions from Affiliates	.00	(d)	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.86		(.19)		.43		.51		(.03)		.61

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.38)		(.42)		(.28)		(.46)		(.45)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)		– 0	–

Return of capital	(.06)		(.03)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)		(.41)		(.42)		(.28)		(.51)		(.45)

Redemption fee	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–

Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	– 0	–	– 0	–	.06		.05

Net asset value, end of period	$ 7.99		$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34

Market value, end of period	N/A		N/A		N/A		N/A		$ 7.67		$ 7.47

Discount, end of period	N/A		N/A		N/A		N/A		(2.42)%		(10.43)%
Total Return

Total investment return based on:

Market value	N/A		N/A		N/A		N/A		9.71	%(h)	11.28	%(h)

Net asset value	11.76	%(e)	(2.46	)%(e)	5.44	%(e)	6.66	%(e)†	.70	%(h)	8.96	%(h)

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$3,562		$2,222		$1,806		$916		$1,696		$1,902

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.52%		.83%		.81%		.88	%^	.75%		.67%

Expenses, before waivers/reimbursements(f)	.58%		.91%		.93%		.96	%^	.75%		.67%

Net investment income	4.24	%(c)	3.98	%(c)	5.11	%(c)	4.29	%(c)^†	4.57%		5.02%

Portfolio turnover rate**	270%		105%		42%		14%		34%		32%

See footnote summary on page 117.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Year Ended October 31,			January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
	2019	2018	2017			2015	2014

Class A

Net of waivers/reimbursements	.77%	.77%	.77%	.88	%^	N/A	N/A

Before waivers/reimbursements	.82%	.85%	.85%	1.09	%^	N/A	N/A
Class C

Net of waivers/reimbursements	1.52%	1.52%	1.52%	1.63	%^	N/A	N/A

Before waivers/reimbursements	1.57%	1.60%	1.61%	1.87	%^	N/A	N/A
Advisor Class

Net of waivers/reimbursements	.52%	.52%	.54%	.61	%^	.61%	.61%

Before waivers/reimbursements	.57%	.60%	.65%	.69	%^	.61%	.61%

(g)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(h)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.04%	.03%

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Income Fund (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, the period from January 1, 2016 to October 31, 2016, and each of the two years in the period ended December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, the period from January 1, 2016 to October 31, 2016, and each of the two years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2019

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2019. For foreign shareholders, 71.11% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2),*, Vice President Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DeNoon, DiMaggio, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. DeNoon is expected to retire on or about January 1, 2020.

abfunds.com	AB INCOME FUND | 121

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mututal Fund Legal,1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB INCOME FUND | 127

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Paul J. DeNoon 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Scott A. DiMaggio 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also co-Head of Fixed Income.

Douglas J. Peebles 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**, since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

128 | AB INCOME FUND	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

abfunds.com	AB INCOME FUND | 129

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2016 and calendar 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive

abfunds.com	AB INCOME FUND | 131

orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were approximately at the level of the first breakpoint. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0151-1019

OCT    10.31.19

ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

ANNUAL REPORT

December 10, 2019

This report provides management’s discussion of fund performance for AB Total Return Bond Portfolio for the annual reporting period ended October 31, 2019.

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019 is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO

Class A Shares	4.87%	10.23%

Class B Shares[1]	4.38%	9.41%

Class C Shares	4.39%	9.33%

Advisor Class Shares[2]	4.91%	10.50%

Class R Shares[2]	4.65%	9.86%

Class K Shares[2]	4.77%	10.22%

Class I Shares[2]	4.91%	10.50%

Class Z Shares[2]	4.90%	10.48%

Bloomberg Barclays US Aggregate Bond Index	5.71%	11.51%

1	Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2019.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s short duration positioning detracted, relative to the benchmark, as intermediate- and longer-maturity

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yields fell in the period. Security selection contributed, largely because of beneficial selection within commercial mortgage-backed securities (“CMBS”) and investment-grade corporates. Country positioning (a result of bottom-up security analysis combined with fundamental research), sector and currency decisions had no meaningful impact on performance.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s shorter-than-benchmark duration detracted, as yields fell during the period. Sector allocation also detracted, primarily from off-benchmark exposure to US inflation-linked securities. Security selection contributed as result of selection within CMBS, as well as investment-grade and non-investment-grade corporates. Neither country positioning nor currency selection had a meaningful impact on performance.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Variance swaps were used to hedge against flight-to-quality tail events and had an immaterial impact on absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended October 31, 2019. The US Federal Reserve lowered interest rates three times, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade conflict. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low, while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and was falling in emerging markets.

Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. At the end of the period, positive signs emerged of a partial US-China trade agreement and an increased likelihood of the UK leaving the European Union at the end of January 2020 with a negotiated deal. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty, but weakened in October against most developed- and emerging-market currencies.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the

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DISCLOSURES AND RISKS (continued)

value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2009 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Total Return Bond Portfolio Class A shares (from 10/31/2009 to 10/31/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.78%

1 Year	10.23%	5.57%

5 Years	3.23%	2.34%

10 Years	4.18%	3.73%

CLASS B SHARES			1.04%

1 Year	9.41%	6.41%

5 Years	2.47%	2.47%

10 Years[2]	3.75%	3.75%

CLASS C SHARES			1.10%

1 Year	9.33%	8.33%

5 Years	2.45%	2.45%

10 Years	3.44%	3.44%

ADVISOR CLASS SHARES[3]			2.11%

1 Year	10.50%	10.50%

5 Years	3.49%	3.49%

10 Years	4.47%	4.47%

CLASS R SHARES[3]			1.46%

1 Year	9.86%	9.86%

5 Years	2.96%	2.96%

10 Years	3.95%	3.95%

CLASS K SHARES[3]			1.77%

1 Year	10.22%	10.22%

5 Years	3.25%	3.25%

10 Years	4.21%	4.21%

CLASS I SHARES[3]			2.20%

1 Year	10.50%	10.50%

5 Years	3.49%	3.49%

10 Years	4.47%	4.47%

CLASS Z SHARES[3]			2.19%

1 Year	10.48%	10.48%

5 Years	3.49%	3.49%

Since Inception[4]	3.64%	3.64%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.80%, 1.76%, 0.76%, 1.35%, 1.08%, 0.72% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.77%, 1.52%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class B, Class C,

(footnotes continued on next page)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 12, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2019.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.34%

5 Years	2.44%

10 Years	3.84%

CLASS B SHARES

1 Year	5.28%

5 Years	2.59%

10 Years[1]	3.86%

CLASS C SHARES

1 Year	7.31%

5 Years	2.58%

10 Years	3.55%

ADVISOR CLASS SHARES[2]

1 Year	9.36%

5 Years	3.60%

10 Years	4.59%

CLASS R SHARES[2]

1 Year	8.83%

5 Years	3.09%

10 Years	4.06%

CLASS K SHARES[2]

1 Year	9.09%

5 Years	3.34%

10 Years	4.32%

CLASS I SHARES[2]

1 Year	9.35%

5 Years	3.60%

10 Years	4.58%

CLASS Z SHARES[2]

1 Year	9.35%

5 Years	3.61%

Since Inception[3]	3.67%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,048.70	$3.98	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class B
Actual	$1,000	$1,043.80	$7.83	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Class C
Actual	$1,000	$1,043.90	$7.83	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$1,049.10	$2.69	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$1,046.50	$5.26	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$1,047.70	$3.97	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$1,049.10	$2.69	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class Z
Actual	$1,000	$1,049.00	$2.69	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $359.8

TOP TEN SECTORS (including derivatives)1

Governments – Treasuries[2]	25.8%

Corporates – Investment Grade[3]	24.1

Mortgage Pass-Throughs	17.4

Commercial Mortgage-Backed Securities[3]	15.3

Collateralized Mortgage Obligations	11.0

Interest Rate Swaps[4]	9.2

Inflation-Linked Securities	7.4

Asset-Backed Securities	5.6

Corporates – Non-Investment Grade[3]	2.2

Emerging Markets – Corporate Bonds	0.5

SECTOR BREAKDOWN (excluding derivatives)5

Corporates – Investment Grade	25.3%	Emerging Markets – Corporate Bonds	0.5%

Mortgage Pass-Throughs	17.2	Local Governments – US Municipal Bonds	0.4

Governments – Treasuries	12.8	Quasi-Sovereigns	0.3

Commercial Mortgage-Backed Securities	12.2	Emerging Markets – Treasuries	0.2

Collateralized Mortgage Obligations	10.9	Common Stocks	0.2

Inflation-Linked Securities	7.3	Emerging Markets – Sovereigns	0.1

Asset-Backed Securities	5.5	Short-Term	4.9

Corporates – Non-Investment Grade	2.2		100.0%

1

All data are as of October 31, 2019. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4

Represents the exposure of the Fund’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

5

All data are as of October 31, 2019. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

October 31, 2019

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 25.7%
Industrial – 13.5%
Basic – 1.2%
Alpek SAB de CV 4.25%, 9/18/29(a)	U.S.$	203	$206,806
Braskem Netherlands Finance BV 4.50%, 1/31/30(a)		895	886,578
Celulosa Arauco y Constitucion SA 4.20%, 1/29/30(a)		332	330,639
DuPont de Nemours, Inc. 4.205%, 11/15/23		485	519,886
4.493%, 11/15/25		485	537,516
Eastman Chemical Co. 3.80%, 3/15/25		220	230,296
Glencore Funding LLC 4.125%, 5/30/23(a)		516	539,664
Orbia Advance Corp. SAB de CV 4.00%, 10/04/27(a)		350	354,266
4.875%, 9/19/22(a)		225	236,531
Suzano Austria GmbH 6.00%, 1/15/29		497	548,191

			4,390,373

Capital Goods – 0.6%
Embraer Netherlands Finance BV 5.40%, 2/01/27		540	610,538
General Electric Co. 0.875%, 5/17/25	EUR	815	909,169
United Technologies Corp. 3.95%, 8/16/25	U.S.$	600	657,156

			2,176,863

Communications - Media – 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		740	815,894
5.05%, 3/30/29		675	760,367
Comcast Corp. 4.15%, 10/15/28		725	818,460
Cox Communications, Inc. 2.95%, 6/30/23(a)		233	238,760
Time Warner Cable LLC 4.50%, 9/15/42		230	229,584
5.00%, 2/01/20		740	744,751

			3,607,816

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.9%
AT&T, Inc. 3.40%, 5/15/25	U.S.$	1,610	$1,687,843
4.125%, 2/17/26		1,161	1,259,627
4.35%, 3/01/29		500	551,725
4.55%, 3/09/49		395	425,229
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		740	787,856
Verizon Communications, Inc. 4.862%, 8/21/46		355	440,509
5.012%, 4/15/49		443	571,563
Vodafone Group PLC 3.75%, 1/16/24		668	704,433
4.125%, 5/30/25		398	431,973

			6,860,758

Consumer Cyclical - Automotive – 0.5%
Ford Motor Credit Co. LLC 4.063%, 11/01/24		360	361,746
5.875%, 8/02/21		295	309,246
General Motors Financial Co., Inc. 4.30%, 7/13/25		135	141,546
5.10%, 1/17/24		665	717,901
5.25%, 3/01/26		165	179,048

			1,709,487

Consumer Cyclical - Restaurants – 0.1%
Starbucks Corp. 4.50%, 11/15/48		242	280,328

Consumer Non-Cyclical – 2.8%
AbbVie, Inc. 4.875%, 11/14/48		374	413,203
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		945	1,246,597
BAT Capital Corp. 3.215%, 9/06/26		728	725,197
Becton Dickinson and Co. 3.734%, 12/15/24		180	192,278
Biogen, Inc. 4.05%, 9/15/25		683	748,677
Cigna Corp. 3.75%, 7/15/23		252	264,058
4.125%, 11/15/25		299	324,035
4.375%, 10/15/28		399	439,969

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CVS Health Corp. 3.25%, 8/15/29	U.S.$	181	$182,819
4.10%, 3/25/25		450	483,548
4.30%, 3/25/28		450	488,065
Gilead Sciences, Inc. 2.55%, 9/01/20		910	914,905
Kraft Heinz Foods Co. 3.75%, 4/01/30(a)		544	555,832
3.95%, 7/15/25		50	52,668
Mylan NV 3.95%, 6/15/26		690	716,717
Reynolds American, Inc. 6.875%, 5/01/20		345	352,928
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(a)		530	571,409
Tyson Foods, Inc. 3.95%, 8/15/24		541	580,758
4.00%, 3/01/26		81	88,545
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		377	377,690
Zoetis, Inc. 3.45%, 11/13/20		334	338,195

			10,058,093

Energy – 3.7%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47		175	175,481
3.337%, 12/15/27		433	445,748
Cenovus Energy, Inc. 3.00%, 8/15/22		42	42,442
Energy Transfer Operating LP 4.50%, 4/15/24		78	83,329
4.75%, 1/15/26		1,138	1,233,922
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	143,173
Eni SpA 4.25%, 5/09/29(a)		850	932,756
Enterprise Products Operating LLC 3.70%, 2/15/26		1,025	1,091,451
5.20%, 9/01/20		235	241,220
Hess Corp. 4.30%, 4/01/27		648	681,041
Kinder Morgan, Inc./DE 3.15%, 1/15/23		1,700	1,742,143
Marathon Oil Corp. 3.85%, 6/01/25		111	116,628
6.80%, 3/15/32		650	812,825

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Newfield Exploration Co. 5.625%, 7/01/24	U.S.$	325	$356,171
Noble Energy, Inc. 3.90%, 11/15/24		580	610,514
Occidental Petroleum Corp. 2.90%, 8/15/24		600	606,480
3.20%, 8/15/26		96	97,098
ONEOK, Inc. 4.00%, 7/13/27		381	401,399
4.35%, 3/15/29		425	453,687
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 1/31/23		362	362,840
3.60%, 11/01/24		802	821,015
3.85%, 10/15/23		175	181,144
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		482	529,617
5.625%, 3/01/25		396	444,395
Western Midstream Operating LP 4.50%, 3/01/28		200	192,632
4.75%, 8/15/28		130	126,181
Williams Cos., Inc. (The) 4.125%, 11/15/20		403	409,343

			13,334,675

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 3/25/24(a)		530	571,737

Services – 0.4%
Expedia Group, Inc. 3.80%, 2/15/28		636	667,437
Global Payments, Inc. 4.00%, 6/01/23		309	326,579
S&P Global, Inc. 4.40%, 2/15/26		584	654,080

			1,648,096

Technology – 0.9%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		146	150,269
3.875%, 1/15/27		395	398,973
Broadcom, Inc. 3.625%, 10/15/24(a)		270	277,695
4.25%, 4/15/26(a)		311	324,563
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		469	535,626

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

KLA Corp. 4.65%, 11/01/24	U.S.$	614	$678,028
Lam Research Corp. 2.80%, 6/15/21		269	272,664
Seagate HDD Cayman 4.75%, 1/01/25		165	173,379
Western Digital Corp. 4.75%, 2/15/26		335	342,122

			3,153,319

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 4/05/36(a)		216	229,500
5.875%, 7/05/34(a)		193	225,762

			455,262

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		545	558,284

			48,805,091

Financial Institutions – 11.6%
Banking – 10.5%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		200	217,704
AIB Group PLC 4.263%, 4/10/25(a)		500	526,250
4.75%, 10/12/23(a)		225	240,300
American Express Co. Series C 4.90%, 3/15/20(b)		461	465,001
Australia & New Zealand Banking Group Ltd. 4.40%, 5/19/26(a)		510	546,195
Banco Santander SA 3.50%, 4/11/22		400	411,224
5.179%, 11/19/25		1,000	1,109,190
Bank of America Corp. Series DD 6.30%, 3/10/26(b)		185	210,365
Series L 3.95%, 4/21/25		1,455	1,548,877
Series Z 6.50%, 10/23/24(b)		289	326,255
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		565	569,356
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		129	151,793
BB&T Corp. 2.625%, 6/29/20		319	320,276

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BBVA USA 2.875%, 6/29/22	U.S.$	895	$908,890
5.50%, 4/01/20		1,339	1,357,224
BNP Paribas SA 2.375%, 5/21/20		355	355,838
4.375%, 9/28/25-5/12/26(a)		1,007	1,077,253
BPCE SA 2.75%, 1/11/23(a)		319	324,994
5.70%, 10/22/23(a)		230	255,277
Capital One Financial Corp. 3.30%, 10/30/24		901	939,500
Citigroup, Inc. 3.70%, 1/12/26		1,000	1,066,880
3.875%, 3/26/25		827	874,966
Citizens Bank NA/Providence RI 2.25%, 3/02/20		380	380,190
Commonwealth Bank of Australia 4.50%, 12/09/25(a)		505	546,642
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		250	250,355
Cooperatieve Rabobank UA 4.375%, 8/04/25		1,373	1,491,504
Credit Agricole SA/London 2.75%, 6/10/20(a)		378	379,516
3.25%, 10/04/24(a)		257	265,944
3.375%, 1/10/22(a)		355	363,548
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		600	628,428
Danske Bank A/S 3.244%, 12/20/25(a)		492	499,129
Discover Bank 4.682%, 8/09/28		250	261,968
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		254	269,293
3.85%, 7/08/24		905	959,653
Series D 6.00%, 6/15/20		1,282	1,312,794
HSBC Bank USA NA 4.875%, 8/24/20		360	368,136
HSBC Holdings PLC 4.25%, 3/14/24		1,170	1,241,651
4.292%, 9/12/26		536	579,780
ING Bank NV 5.80%, 9/25/23(a)		871	970,599
ING Groep NV 6.875%, 4/16/22(a)(b)		425	448,498

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	288	$300,174
JPMorgan Chase & Co. 3.22%, 3/01/25		890	923,776
3.54%, 5/01/28		790	838,482
Series FF 5.00%, 8/01/24(b)		488	504,441
Series Z 5.30%, 5/01/20(b)		200	202,720
KeyBank NA/Cleveland OH 2.25%, 3/16/20		629	629,717
Lloyds Banking Group PLC 4.582%, 12/10/25		729	783,580
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		550	554,158
Morgan Stanley 5.00%, 11/24/25		640	720,819
Series G 4.35%, 9/08/26		1,030	1,122,937
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		300	301,587
Nationwide Building Society 4.00%, 9/14/26(a)		950	987,848
Santander Holdings USA, Inc. 4.40%, 7/13/27		890	955,566
Standard Chartered PLC 5.20%, 1/26/24(a)		350	379,264
UBS AG/Stamford CT 7.625%, 8/17/22		620	698,089
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		436	475,057
7.00%, 1/31/24(a)(b)		335	359,301
US Bancorp Series J 5.30%, 4/15/27(b)		380	410,719
Wells Fargo & Co. 3.069%, 1/24/23		712	725,606
3.75%, 1/24/24		818	865,141

			37,760,218

Finance – 0.5%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		556	571,713
4.418%, 11/15/35		272	287,754

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Synchrony Financial 4.50%, 7/23/25	U.S.$	1,008	$1,086,301

			1,945,768

Insurance – 0.6%
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		294	362,017
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		110	111,538
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	927,965
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	421,152
Voya Financial, Inc. 5.65%, 5/15/53		180	190,357

			2,013,029

			41,719,015

Utility – 0.6%
Electric – 0.6%
Enel Chile SA 4.875%, 6/12/28		514	568,612
Exelon Generation Co. LLC 2.95%, 1/15/20		453	453,417
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		580	639,631
TECO Finance, Inc. 5.15%, 3/15/20		380	383,884

			2,045,544

Total Corporates – Investment Grade (cost $87,885,112)			92,569,650

MORTGAGE PASS-THROUGHS – 17.4%
Agency Fixed Rate 30-Year – 16.2%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 9/01/49		1,697	1,775,828
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		169	188,873
Series 2007 5.50%, 7/01/35		24	27,216
Series 2016 4.00%, 2/01/46		1,258	1,345,161
Series 2017 4.00%, 7/01/44		979	1,047,208

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018 4.00%, 8/01/48-12/01/48	U.S.$	2,748	$2,903,372
4.50%, 3/01/48-11/01/48		3,633	3,886,894
5.00%, 11/01/48		711	769,136
Federal National Mortgage Association Series 2003 5.50%, 4/01/33-7/01/33		160	178,168
Series 2004 5.50%, 4/01/34-1/01/35		534	598,145
Series 2005 5.50%, 2/01/35		66	74,283
Series 2007 5.50%, 8/01/37		314	351,776
Series 2010 4.00%, 12/01/40		570	609,798
Series 2013 4.00%, 10/01/43		1,360	1,451,011
Series 2016 3.50%, 1/01/47		1,335	1,384,871
Series 2017 3.50%, 9/01/47-1/01/48		10,924	11,299,813
Series 2018 3.50%, 11/01/47-4/01/48		10,464	10,838,212
4.00%, 8/01/48-12/01/48		3,496	3,692,385
4.50%, 9/01/48		3,611	3,859,419
Series 2019 3.50%, 8/01/49-10/01/49		5,611	5,839,783
3.50%, 11/01/49, TBA		2,570	2,638,868
4.00%, 6/01/49		1,733	1,833,536
Government National Mortgage Association Series 1999 8.15%, 9/15/20		1	572
Series 2016 3.00%, 4/20/46-5/20/46		951	984,285
Series 2019 3.00%, 11/01/49, TBA		600	617,531

			58,196,144

Agency Fixed Rate 15-Year – 1.2%
Federal National Mortgage Association Series 2016 2.50%, 8/01/31-1/01/32		3,388	3,435,333
Series 2017 2.50%, 2/01/32		973	986,816

			4,422,149

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2012 2.50%, 5/01/22	U.S.$	67	$68,056

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 4.897% (LIBOR 12 Month + 2.00%), 1/01/37(c)		25	25,801

Total Mortgage Pass-Throughs (cost $61,223,199)			62,712,150

GOVERNMENTS – TREASURIES – 13.0%
Malaysia – 0.3%
Malaysia Government Bond Series 0117 3.882%, 3/10/22	MYR	3,708	901,663

United States – 12.7%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	1,378	1,397,378
2.50%, 2/15/45-5/15/46		4,460	4,748,085
2.875%, 8/15/45-5/15/49		3,541	4,064,684
3.00%, 5/15/45-2/15/49		4,956	5,809,333
3.125%, 8/15/44(d)		8,704	10,316,604
4.375%, 2/15/38-11/15/39		5,613	7,777,446
4.50%, 2/15/36		856	1,172,446
5.375%, 2/15/31		1,179	1,619,467
U.S. Treasury Notes 1.50%, 9/30/21		2,804	2,801,371
1.625%, 8/15/29		2,610	2,594,503
2.125%, 12/31/22		1,010	1,028,270
2.25%, 4/30/21(d)		2,420	2,443,141

			45,772,728

Total Governments – Treasuries (cost $43,212,178)			46,674,391

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.4%
Non-Agency Fixed Rate CMBS – 9.5%
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		735	772,880
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,305	1,369,943

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46	U.S.$	500	$515,639
Series 2013-GC17, Class D 5.11%, 11/10/46(a)		565	586,970
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,223	1,279,465
Series 2015-GC35, Class A4 3.818%, 11/10/48		340	369,072
Series 2016-GC36, Class A5 3.616%, 2/10/49		425	457,742
Series 2018-B2, Class A4 4.009%, 3/10/51		1,050	1,173,157
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		258	257,028
Series 2015-CR24, Class A5 3.696%, 8/10/48		430	462,530
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,045	1,127,169
Series 2015-DC1, Class A5 3.35%, 2/10/48		765	804,401
Series 2015-PC1, Class A5 3.902%, 7/10/50		685	738,993
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		332	351,736
Series 2015-C3, Class A4 3.718%, 8/15/48		573	614,253
Series 2015-C4, Class A4 3.808%, 11/15/48		1,450	1,565,858
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,049	1,048,831
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	785,020
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,125	1,254,257
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.395%, 8/15/46(a)		127	130,185
Series 2012-C6, Class D 5.158%, 5/15/45		690	702,001
Series 2012-C6, Class E 5.158%, 5/15/45(a)		389	373,945

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-C8, Class AS 3.424%, 10/15/45(a)	U.S.$	850	$875,834
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47		735	785,951
Series 2015-C30, Class A5 3.822%, 7/15/48		425	460,141
Series 2015-C31, Class A3 3.801%, 8/15/48		1,009	1,092,370
Series 2015-C33, Class A4 3.77%, 12/15/48		1,050	1,137,818
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.075%, 9/15/50(e)		4,737	289,275
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		137	80,148
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(a)		615	616,614
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 6/15/47		730	781,066
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)(g)†		365	257,216
Series 2016-UB12, Class A4 3.596%, 12/15/49		660	711,298
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		750	853,609
Series 2018-C8, Class A4 3.983%, 2/15/51		720	797,580
Series 2018-C9, Class A4 4.117%, 3/15/51		1,300	1,456,283
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,118,798
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,040	1,100,841
Series 2015-SG1, Class A4 3.789%, 9/15/48		725	780,177
Series 2015-SG1, Class C 4.467%, 9/15/48		516	540,614
Series 2016-C35, Class XA 1.959%, 7/15/48(e)		3,844	385,534

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-LC24, Class XA 1.678%, 10/15/49(e)	U.S.$	8,982	$788,431
Series 2016-LC25, Class C 4.419%, 12/15/59		545	576,761
Series 2016-NXS6, Class C 4.313%, 11/15/49		600	644,800
Series 2018-C43, Class A4 4.012%, 3/15/51		900	998,281
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.195%, 3/15/45(a)(e)		7,632	249,817

			34,120,332

Non-Agency Floating Rate CMBS – 2.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 2.814% (LIBOR 1 Month + 0.90%), 4/15/35(a)(c)		568	567,709
Series 2018-KEYS, Class A 2.914% (LIBOR 1 Month + 1.00%), 5/15/35(a)(c)		1,000	998,759
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 2.864% (LIBOR 1 Month + 0.95%), 6/15/35(a)(c)		750	750,492
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.914% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)		1,330	1,330,815
BFLD Trust Series 2019-DPLO, Class D 3.754% (LIBOR 1 Month + 1.84%), 10/15/34(a)(c)		530	529,999
BHMS Series 2018-ATLS, Class A 3.164% (LIBOR 1 Month + 1.25%), 7/15/35(a)(c)		547	547,424
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.734% (LIBOR 1 Month + 0.82%), 6/15/35(a)(c)		700	696,484
BX Trust Series 2018-EXCL, Class A 3.001% (LIBOR 1 Month + 1.09%), 9/15/37(a)(c)		780	778,382
DBWF Mortgage Trust Series 2018-GLKS, Class A 2.876% (LIBOR 1 Month + 1.03%), 11/19/35(a)(c)		541	541,300

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2017-WOLF, Class A 2.764% (LIBOR 1 Month + 0.85%), 9/15/34(a)(c)	U.S.$	655	$655,000
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 3.114% (LIBOR 1 Month + 1.20%), 6/15/38(a)(c)		725	725,502
Series 2019-SMP, Class A 3.064% (LIBOR 1 Month + 1.15%), 8/15/32(a)(c)		700	701,722
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.864% (LIBOR 1 Month + 1.95%), 11/15/26(c)(h)		173	172,492
Series 2019-BPR, Class C 4.971% (LIBOR 1 Month + 3.05%), 5/15/36(a)(c)		520	519,990
Starwood Retail Property Trust Series 2014-STAR, Class A 3.134% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		1,045	1,043,295

			10,559,365

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 7/16/46(e)		782	8

Total Commercial Mortgage-Backed Securities (cost $43,508,688)			44,679,705

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.0%
Risk Share Floating Rate – 9.2%
Bellemeade Re Ltd. Series 2017-1, Class M1 3.523% (LIBOR 1 Month + 1.70%), 10/25/27(a)(c)		186	187,089
Series 2018-2A, Class M1B 3.173% (LIBOR 1 Month + 1.35%), 8/25/28(a)(c)		505	505,997
Series 2018-3A, Class M1B 3.673% (LIBOR 1 Month + 1.85%), 10/25/28(a)(c)		815	814,999
Series 2018-3A, Class M2 4.573% (LIBOR 1 Month + 2.75%), 10/25/28(a)(c)		325	325,773

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class M1C 3.823% (LIBOR 1 Month + 2.00%), 4/25/29(a)(c)	U.S.$	337	$336,558
Series 2019-2A, Class M2 4.923% (LIBOR 1 Month + 3.10%), 4/25/29(a)(c)		325	329,296
Series 2019-3A, Class M1B 3.423% (LIBOR 1 Month + 1.60%), 7/25/29(a)(c)		359	359,380
Series 2019-3A, Class M1C 3.773% (LIBOR 1 Month + 1.95%), 7/25/29(a)(c)		263	263,539
Series 2019-4A, Class M1B 3.914% (LIBOR 1 Month + 2.00%), 10/25/29(a)(c)		885	885,004
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.223% (LIBOR 1 Month + 2.40%), 4/25/31(a)(c)		378	380,636
Series 2019-R01, Class 2M2 4.273% (LIBOR 1 Month + 2.45%), 7/25/31(a)(c)		845	851,650
Series 2019-R02, Class 1M2 4.123% (LIBOR 1 Month + 2.30%), 8/25/31(a)(c)		335	337,072
Series 2019-R03, Class 1M2 3.973% (LIBOR 1 Month + 2.15%), 9/25/31(a)(c)		670	672,206
Series 2019-R05, Class 1M2 3.823% (LIBOR 1 Month + 2.00%), 7/25/39(a)(c)		890	892,042
Series 2019-R06, Class 2M2 3.923% (LIBOR 1 Month + 2.10%), 9/25/39(a)(c)		890	892,108
Series 2019-R07, Class 1M2 3.923% (LIBOR 1 Month + 2.10%), 10/25/39(a)(c)		895	894,842
Eagle Re Ltd. Series 2018-1, Class M2 4.823% (LIBOR 1 Month + 3.00%), 11/25/28(a)(c)		325	325,440
Series 2019-1, Class M2 5.123% (LIBOR 1 Month + 3.30%), 4/25/29(a)(c)		325	330,455
Federal Home Loan Mortgage Corp. Series 2019-DNA1, Class M2 4.473% (LIBOR 1 Month + 2.65%), 1/25/49(a)(c)		750	760,548

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-DNA4, Class M2 3.828% (LIBOR 1 Month + 1.95%), 10/25/49(a)(c)	U.S.$	885	$884,997
Series 2019-FTR2, Class M2 3.973% (LIBOR 1 Month + 2.15%), 11/25/48(a)(c)		895	894,998
Series 2019-HQA1, Class M2 4.173% (LIBOR 1 Month + 2.35%), 2/25/49(a)(c)		800	806,058
Series 2019-HQA3, Class M2 3.672% (LIBOR 1 Month + 1.85%), 9/25/49(a)(c)		355	354,186
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 5.823% (LIBOR 1 Month + 4.00%), 8/25/24(c)		593	620,801
Series 2014-HQ3, Class M3 6.573% (LIBOR 1 Month + 4.75%), 10/25/24(c)		551	583,226
Series 2015-DNA2, Class M2 4.423% (LIBOR 1 Month + 2.60%), 12/25/27(c)		129	129,079
Series 2015-HQA1, Class M2 4.473% (LIBOR 1 Month + 2.65%), 3/25/28(c)		81	81,509
Series 2015-HQA2, Class M3 6.623% (LIBOR 1 Month + 4.80%), 5/25/28(c)		500	535,592
Series 2016-DNA1, Class M3 7.373% (LIBOR 1 Month + 5.55%), 7/25/28(c)		330	363,162
Series 2016-DNA2, Class M3 6.473% (LIBOR 1 Month + 4.65%), 10/25/28(c)		641	687,317
Series 2017-DNA3, Class M2 4.323% (LIBOR 1 Month + 2.50%), 3/25/30(c)		250	255,005
Series 2017-HQA2, Class M2 4.473% (LIBOR 1 Month + 2.65%), 12/25/29(c)		250	256,608
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 4.823% (LIBOR 1 Month + 3.00%), 7/25/24(c)		254	266,691

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M2 6.823% (LIBOR 1 Month + 5.00%), 11/25/24(c)	U.S.$	103	$109,880
Series 2015-C01, Class 1M2 6.123% (LIBOR 1 Month + 4.30%), 2/25/25(c)		191	201,495
Series 2015-C01, Class 2M2 6.373% (LIBOR 1 Month + 4.55%), 2/25/25(c)		197	203,408
Series 2015-C02, Class 1M2 5.823% (LIBOR 1 Month + 4.00%), 5/25/25(c)		352	371,255
Series 2015-C02, Class 2M2 5.823% (LIBOR 1 Month + 4.00%), 5/25/25(c)		208	215,887
Series 2015-C03, Class 1M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(c)		433	466,685
Series 2015-C03, Class 2M2 6.823% (LIBOR 1 Month + 5.00%), 7/25/25(c)		373	395,825
Series 2015-C04, Class 1M2 7.523% (LIBOR 1 Month + 5.70%), 4/25/28(c)		602	658,218
Series 2015-C04, Class 2M2 7.373% (LIBOR 1 Month + 5.55%), 4/25/28(c)		380	404,747
Series 2016-C01, Class 1M2 8.573% (LIBOR 1 Month + 6.75%), 8/25/28(c)		841	927,538
Series 2016-C01, Class 2M2 8.773% (LIBOR 1 Month + 6.95%), 8/25/28(c)		359	386,614
Series 2016-C02, Class 1M2 7.823% (LIBOR 1 Month + 6.00%), 9/25/28(c)		971	1,058,320
Series 2016-C03, Class 2M2 7.723% (LIBOR 1 Month + 5.90%), 10/25/28(c)		978	1,053,902
Series 2016-C05, Class 2M2 6.273% (LIBOR 1 Month + 4.45%), 1/25/29(c)		1,092	1,147,309
Series 2017-C01, Class 1M2 5.373% (LIBOR 1 Month + 3.55%), 7/25/29(c)		465	486,799
Series 2017-C03, Class 1M2 4.823% (LIBOR 1 Month + 3.00%), 10/25/29(c)		485	504,723

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C04, Class 2M2 4.673% (LIBOR 1 Month + 2.85%), 11/25/29(c)	U.S.$	320	$329,097
Series 2017-C05, Class 1M2 4.023% (LIBOR 1 Month + 2.20%), 1/25/30(c)		500	505,885
Series 2017-C07, Class 2M2 4.323% (LIBOR 1 Month + 2.50%), 5/25/30(c)		300	303,667
Series 2019-R04, Class 2M2 3.923% (LIBOR 1 Month + 2.10%), 6/25/39(a)(c)		900	902,677
Home Re Ltd. Series 2018-1, Class M1 3.423% (LIBOR 1 Month + 1.60%), 10/25/28(a)(c)		518	523,169
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.073% (LIBOR 1 Month + 4.25%), 11/25/24(c)(h)		71	75,251
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.773% (LIBOR 1 Month + 1.95%), 7/25/29(a)(c)		710	709,924
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.054% (LIBOR 1 Month + 2.00%), 3/27/24(c)(h)		473	471,368
Series 2019-2R, Class A 4.804% (LIBOR 1 Month + 2.75%), 5/27/23(c)(h)		645	648,494
Series 2019-3R, Class A 4.164% (LIBOR 1 Month + 2.70%), 8/27/24(c)(h)		555	555,009
Radnor Re Ltd. Series 2019-1, Class M1B 3.773% (LIBOR 1 Month + 1.95%), 2/25/29(a)(c)		835	835,255
Series 2019-2, Class M1B 3.573% (LIBOR 1 Month + 1.75%), 6/25/29(a)(c)		351	351,365
STACR Trust Series 2019-DNA3, Class M2 3.873% (LIBOR 1 Month + 2.05%), 7/25/49(a)(c)		880	881,378

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.073% (LIBOR 1 Month + 5.25%), 11/25/25(c)(h)	U.S.$	313	$352,403
Series 2015-WF1, Class 2M2 7.323% (LIBOR 1 Month + 5.50%), 11/25/25(c)(h)		93	107,063

			33,208,473

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 4.279% (6.20% – LIBOR 1 Month), 10/15/42(c)(i)		1,289	287,079
Series 4719, Class JS 4.229% (6.15% – LIBOR 1 Month), 9/15/47(c)(i)		1,502	244,547
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.717% (6.54% – LIBOR 1 Month), 12/25/41(c)(i)		904	193,132
Series 2012-70, Class SA 4.727% (6.55% – LIBOR 1 Month), 7/25/42(c)(i)		1,634	374,237
Series 2015-90, Class SL 4.327% (6.15% – LIBOR 1 Month), 12/25/45(c)(i)		1,778	366,297
Series 2016-77, Class DS 4.177% (6.00% – LIBOR 1 Month), 10/25/46(c)(i)		1,772	326,740
Series 2017-16, Class SG 4.227% (6.05% – LIBOR 1 Month), 3/25/47(c)(i)		1,856	349,925
Series 2017-26, Class TS 4.127% (5.95% – LIBOR 1 Month), 4/25/47(c)(i)		1,729	360,247
Series 2017-62, Class AS 4.327% (6.15% – LIBOR 1 Month), 8/25/47(c)(i)		1,831	318,227
Series 2017-81, Class SA 4.377% (6.20% – LIBOR 1 Month), 10/25/47(c)(i)		1,865	381,116
Series 2017-97, Class LS 4.377% (6.20% – LIBOR 1 Month), 12/25/47(c)(i)		1,620	368,902

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2017-65, Class ST 4.304% (6.15% – LIBOR 1 Month), 4/20/47(c)(i)	U.S.$	1,779	$376,150

			3,946,599

Non-Agency Fixed Rate – 0.5%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 8/25/36		276	225,773
Series 2006-28CB, Class A14 6.25%, 10/25/36		201	165,649
Series 2006-J1, Class 1A13 5.50%, 2/25/36		150	134,228
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		74	57,266
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		241	184,428
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.235%, 7/25/36		666	593,365
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32		452	253,000

			1,613,709

Non-Agency Floating Rate – 0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.013% (LIBOR 1 Month + 0.19%), 12/25/36(c)		598	319,831
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.073% (LIBOR 1 Month + 0.25%), 3/25/35(c)		173	156,725
Impac Secured Assets Corp. Series 2005-2, Class A2D 2.253% (LIBOR 1 Month + 0.43%), 3/25/36(c)		296	259,264
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 2.163% (LIBOR 1 Month + 0.34%), 3/25/37(c)		637	141,309

			877,129

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.558%, 5/28/35(f)	U.S.$	65	$62,884

Total Collateralized Mortgage Obligations (cost $39,509,624)			39,708,794

INFLATION-LINKED SECURITIES – 7.4%
Japan – 1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	378,739	3,633,428

United States – 6.4%
U.S. Treasury Inflation Index 0.125%, 4/15/21-7/15/26 (TIPS)	U.S.$	17,898	17,833,608
0.375%, 7/15/25 (TIPS)		4,460	4,528,303
0.75%, 7/15/28 (TIPS)		675	709,882

			23,071,793

Total Inflation-Linked Securities (cost $26,373,282)			26,705,221

ASSET-BACKED SECURITIES – 5.6%
Autos - Fixed Rate – 3.2%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(a)		418	422,854
Series 2018-1A, Class A 3.70%, 9/20/24(a)		920	964,094
Series 2018-2A, Class A 4.00%, 3/20/25(a)		755	803,744
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		600	629,591
CPS Auto Trust Series 2017-A, Class E 7.07%, 4/15/24(a)		550	577,336
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		270	281,595
Series 2016-3A, Class D 6.40%, 7/17/23(a)		350	365,051
Series 2017-1A, Class D 6.20%, 11/15/23(a)		525	551,721
Series 2017-3A, Class A 2.05%, 12/15/21(a)		20	19,683

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-3A, Class C 3.68%, 7/17/23(a)	U.S.$	385	$392,108
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		350	374,699
Series 2016-4, Class E 6.44%, 1/16/24(a)		565	596,388
Series 2017-3, Class A 1.88%, 10/15/21(a)		57	56,649
Series 2017-4, Class A 2.07%, 4/15/22(a)		93	93,396
Series 2018-3, Class B 3.59%, 12/16/24(a)		675	688,025
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 5/15/22		710	710,216
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		386	387,547
Series 2015-3A, Class A 2.67%, 9/25/21(a)		180	180,735
Series 2017-1A, Class A 2.96%, 10/25/21(a)		950	956,463
Series 2019-1A, Class A 3.71%, 3/25/23(a)		680	700,716
Series 2019-2A, Class A 3.42%, 5/25/25(a)		500	518,308
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		1,035	1,056,170
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		196	195,916

			11,523,005

Other ABS - Fixed Rate – 1.7%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)(f)		49	48,832
Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class B 3.56%, 9/15/23(a)(f)		162	161,730
Series 2018-P1, Class A 3.39%, 7/15/25(a)(f)		173	173,432
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 3/15/24(a)(f)		750	755,610

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-3A, Class B 3.01%, 12/15/24(a)(f)	U.S.$	348	$347,924
Series 2018-3A, Class A 3.20%, 9/15/28(a)(f)		253	253,700
Series 2018-4A, Class A 3.71%, 12/15/28(a)(f)		229	230,668
Series 2019-3A, Class A 2.69%, 9/17/29(a)(f)		590	591,904
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 7/15/25(a)(f)		326	327,646
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(a)(f)		688	689,259
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)(f)		81	81,719
Series 2016-3, Class A 3.05%, 12/26/25(a)(f)		108	107,793
Series 2017-1, Class A 3.28%, 1/26/26(a)(f)		104	105,238
Series 2017-2, Class A 3.28%, 2/25/26(a)f)		151	152,682
Series 2017-3, Class A 2.77%, 5/25/26(a)(f)		137	137,979
Series 2017-4, Class B 3.59%, 5/26/26(a)(f)		870	883,275
Series 2017-6, Class A2 2.82%, 11/25/26(a)(f)		619	621,753
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(a)(f)		31	30,594
Series 2018-3, Class A2 3.67%, 8/25/27(a)(f)		341	345,646

			6,047,384

Credit Cards - Fixed Rate – 0.7%
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 7/15/25		330	338,839
Series 2018-B, Class M 3.81%, 7/15/25		825	847,790
Series 2019-A, Class M 3.61%, 12/15/25		780	801,150
Series 2019-B, Class M 3.04%, 4/15/26		600	605,091

			2,592,870

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(f)	U.S.$	56	$57,893

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 2.948% (LIBOR 1 Month + 1.13%), 12/25/32(c)(f)		25	25,102

Total Asset-Backed Securities (cost $19,795,660)			20,246,254

CORPORATES – NON-INVESTMENT GRADE – 2.2%
Financial Institutions – 1.5%
Banking – 1.3%
CIT Group, Inc. 5.25%, 3/07/25		383	421,721
Citigroup, Inc. 5.95%, 1/30/23(b)		216	228,396
Series Q 5.95%, 8/15/20(b)		575	586,581
Credit Suisse Group AG 7.50%, 7/17/23(a)(b)		1,020	1,100,284
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(b)		482	487,008
Series P 5.00%, 11/10/22(b)		152	150,837
Morgan Stanley Series J 5.55%, 7/15/20(b)		110	111,823
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		320	344,230
Series U 4.424% (LIBOR 3 Month + 2.32%), 9/30/27(b)(c)		700	681,044
Standard Chartered PLC 3.446% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		400	334,812
7.50%, 4/02/22(a)(b)		363	384,780

			4,831,516

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21	U.S.$	440	$465,885
7.25%, 1/25/22		99	107,377

			573,262

			5,404,778

Industrial – 0.7%
Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 3/15/26(a)		362	387,782

Communications - Media – 0.1%
CSC Holdings LLC 6.75%, 11/15/21		120	129,320
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)		226	236,306

			365,626

Consumer Cyclical - Automotive – 0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)	EUR	130	146,172

Consumer Non-Cyclical – 0.2%
Spectrum Brands, Inc. 5.75%, 7/15/25	U.S.$	512	534,697

Energy – 0.2%
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		459	471,076
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		225	227,133

			698,209

Technology – 0.1%
CommScope, Inc. 5.50%, 3/01/24(a)		172	174,525
6.00%, 3/01/26(a)		235	241,441

			415,966

			2,548,452

Total Corporates – Non-Investment Grade (cost $7,856,094)			7,953,230

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)(j)(k)	U.S.$	341	$24,403
7.125%, 6/26/42(a)(j)(k)		394	25,979

			50,382

Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 9/29/26(a)		350	348,797
BRF SA 3.95%, 5/22/23(a)		203	204,015
Minerva Luxembourg SA 6.50%, 9/20/26(a)		700	733,250
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(j)(l)		660	24,684

			1,310,746

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)		315	334,491

			1,695,619

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(h)		153	156,825

Total Emerging Markets – Corporate Bonds (cost $2,575,578)			1,852,444

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $1,392,357)		970	1,579,820

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Indonesia – 0.2%
Pertamina Persero PT 6.45%, 5/30/44(a)		570	728,353

Mexico – 0.2%
Petroleos Mexicanos 6.75%, 9/21/47		392	390,175

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.84%, 1/23/30(a)	U.S.$	143	$152,474

			542,649

Total Quasi-Sovereigns (cost $1,145,946)			1,271,002

EMERGING MARKETS – TREASURIES – 0.2%
South Africa – 0.2%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30 (cost $750,747)	ZAR	12,401	755,471

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(f)(m)† (cost $626,000)		626	591,893

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $235,000)	U.S.$	235	242,931

		Shares
SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(n)(o)(p) (cost $10,999,798)		10,999,798	10,999,798

		Principal Amount (000)
Governments – Treasuries – 2.0%
Japan – 2.0%
Japan Treasury Discount Bill Series 850 Zero Coupon, 11/11/19	JPY	177,000	1,639,075

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 854 Zero Coupon, 12/02/19	JPY	586,000	$5,427,078

Total Governments – Treasuries (cost $7,094,895)			7,066,153

Total Short-Term Investments (cost $18,094,693)			18,065,951

Total Investments – 101.6% (cost $354,184,158)			365,608,907
Other assets less liabilities – (1.6)%			(5,845,287)

Net Assets – 100.0%			$359,763,620

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	33	December 2019	$4,689,609	$14,798
U.S. T-Note 2 Yr (CBT) Futures	169	December 2019	36,436,664	(38,911)
U.S. Ultra Bond (CBT) Futures	20	December 2019	3,795,000	(72,030)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	3	December 2019	4,276,785	33,943
U.S. T-Note 5 Yr (CBT) Futures	16	December 2019	1,907,250	(3,645)

				$(65,845)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	423	NZD	661	11/07/19	$847
BNP Paribas SA	NZD	1,557	USD	978	11/07/19	(21,027)
BNP Paribas SA	USD	848	NZD	1,325	11/07/19	1,509
Citibank, NA	BRL	4,108	USD	1,029	11/04/19	4,613
Citibank, NA	USD	489	BRL	2,054	11/04/19	22,673
Citibank, NA	USD	513	BRL	2,054	11/04/19	(818)
Citibank, NA	USD	736	COP	2,478,167	11/14/19	(3,439)
Citibank, NA	USD	944	JPY	101,276	11/21/19	(5,323)
Citibank, NA	USD	2,313	CAD	3,062	11/22/19	12,033
Citibank, NA	USD	515	BRL	2,054	12/03/19	(3,895)
Citibank, NA	USD	889	PLN	3,495	1/09/20	26,145
Deutsche Bank AG	JPY	403,097	USD	3,752	11/21/19	15,736
Goldman Sachs Bank USA	CAD	2,995	USD	2,258	11/22/19	(16,489)

42 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	JPY	737,933	USD	6,811	11/25/19	$(30,529)
Morgan Stanley & Co., Inc.	NZD	1,413	USD	893	11/07/19	(12,804)
Natwest Markets PLC	COP	2,476,557	USD	718	11/14/19	(14,287)
State Street Bank & Trust Co.	NZD	991	USD	632	11/07/19	(3,406)
State Street Bank & Trust Co.	JPY	25,355	USD	236	11/21/19	976
State Street Bank & Trust Co.	ZAR	3,246	USD	219	11/21/19	4,933
State Street Bank & Trust Co.	USD	372	GBP	289	1/10/20	2,600
State Street Bank & Trust Co.	EUR	1,629	USD	1,797	1/16/20	(29,907)
State Street Bank & Trust Co.	MYR	3,844	USD	916	2/13/20	(5,324)

						$(55,183)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.48%	USD	5,620	$(135,660)	$(95,263)	$(40,397)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	27,650	8/27/21	3 Month CDOR	1.623%	Semi-Annual/Semi-Annual	$(85,894)	$171	$(86,065)
SEK	121,200	8/30/24	3 Month STIBOR	(0.165)%	Quarterly/Annual	(216,973)	—	(216,973)

						$(302,867)	$171	$(303,038)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.29%	USD	57	$(679)	$696	$(1,375)
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	362	7,276	29,032	(21,756)
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	723	14,532	54,594	(40,062)
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	723	14,532	52,735	(38,203)
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	892	17,929	62,866	(44,937)
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	180	3,618	12,343	(8,725)
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	179	3,598	12,275	(8,677)
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	171	3,437	11,989	(8,552)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.29	USD	2,085	(24,805)	25,300	(50,105)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.29	USD	20	(238)	177	(415)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.29	USD	695	(8,269)	9,092	(17,361)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.29	USD	2,592	(30,838)	26,604	(57,442)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.29	USD	777	(9,244)	7,907	(17,151)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.29	USD	762	(9,066)	9,887	(18,953)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.29	USD	169	(2,011)	1,554	(3,565)
CDX-CMBX.NA.BBB-. Series 9, 9/17/58*	(3.00)	Monthly	3.40	USD	1,650	33,027	103,391	(70,364)

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	Monthly	11.58%	USD	16	$(2,462)	$(2,579)	$117
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	144	(22,151)	(23,447)	1,296
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	152	(23,424)	(23,560)	136
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	304	(46,764)	(47,684)	920
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	26	(4,003)	(4,174)	171
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	1,284	(197,515)	(207,717)	10,202
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	201	(17,108)	(26,746)	9,638
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	85	(7,235)	(11,579)	4,344
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	252	(21,471)	(28,946)	7,475
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	362	(30,843)	(41,581)	10,738
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	504	(42,941)	(56,613)	13,672
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	723	(61,599)	(81,212)	19,613
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	504	(42,941)	(55,501)	12,560
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	857	(73,016)	(92,167)	19,151
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	540	(46,008)	(58,371)	12,363
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	200	(17,040)	(21,591)	4,551
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	180	(15,336)	(22,914)	7,578
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	153	(13,036)	(19,477)	6,441

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	252	$(21,470)	$(32,079)	$10,609
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	178	(15,165)	(23,405)	8,240
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	297	(25,279)	(45,746)	20,467
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	41	(3,490)	(6,626)	3,136
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	269	(22,897)	(40,223)	17,326
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	351	(29,934)	(42,467)	12,533
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	105	(8,955)	(12,704)	3,749
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	107	(9,107)	(10,919)	1,812
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	36	(3,068)	(4,652)	1,584
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	509	(43,324)	(33,037)	(10,287)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	155	(13,193)	(10,752)	(2,441)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,882	(160,174)	(77,196)	(82,978)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	2,150	(183,000)	(124,840)	(58,160)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	291	(24,768)	(43,314)	18,546
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.88	USD	850	3,561	(16,683)	20,244
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	745	(63,412)	(52,387)	(11,025)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	46	(3,915)	(2,649)	(1,266)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	531	(45,197)	(43,822)	(1,375)

46 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	179	$(15,236)	$(20,543)	$5,307
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	181	(15,406)	(20,764)	5,358
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	530	(45,111)	(57,287)	12,176
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	52	(4,426)	(6,116)	1,690
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	322	(27,407)	(40,710)	13,303
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	760	(64,688)	(60,705)	(3,983)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,125	(95,757)	(86,291)	(9,466)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	260	(22,131)	(35,503)	13,372
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	574	(48,857)	(76,354)	27,497
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	356	(30,302)	(38,055)	7,753
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	219	(18,640)	(14,567)	(4,073)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	311	(26,471)	(26,963)	492
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	26	(2,213)	(2,338)	125
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	52	(4,426)	(4,762)	336
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	52	(4,426)	(5,153)	727
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	104	(8,852)	(11,265)	2,413
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	90	(7,667)	(11,580)	3,913
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	325	(27,662)	(50,125)	22,463
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	224	(19,066)	(36,733)	17,667

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	313	$(26,642)	$(52,067)	$25,425
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	20	(1,703)	(3,048)	1,345
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	61	(5,192)	(7,810)	2,618
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,550	(132,060)	(216,094)	84,034
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	374	(31,834)	(46,019)	14,185
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	130	(11,065)	(16,137)	5,072
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	131	(11,150)	(12,788)	1,638
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	30	(2,553)	(2,936)	383
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	32	(2,724)	(3,133)	409
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	800	(68,093)	(118,623)	50,530

						$(2,126,641)	$(2,113,387)	$(13,254)

*	Termination date

†	Fair valued by the Adviser.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $77,657,473 or 21.6% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	IO – Interest Only.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Illiquid security.

48 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.71% of net assets as of October 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.073%, 11/25/24	11/06/15	$70,536	$75,251	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 3.864%, 11/15/26	11/16/15	172,189	172,492	0.05%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.054%, 3/27/24	3/21/19	472,539	471,368	0.13%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 4.804%, 5/27/23	6/07/19	645,076	648,494	0.18%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 4.164%, 8/27/24	10/11/19	555,000	555,009	0.15%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	153,000	156,825	0.04%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14	365,927	24,684	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.073%, 11/25/25	9/28/15	312,999	352,403	0.10%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.323%, 11/25/25	9/28/15	92,545	107,063	0.03%

(i)	Inverse interest only security.

(j)	Non-income producing security.

(k)	Defaulted.

(l)	Defaulted matured security.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$626,000	$591,893	0.16%

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

MYR – Malaysian Ringgit

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rates

OSE – Osaka Securities Exchange

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

50 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $343,184,360)	$354,609,109
Affiliated issuers (cost $10,999,798)	10,999,798
Cash	4,209
Cash collateral due from broker	710,145
Foreign currencies, at value (cost $17,366)	17,297
Receivable for investment securities sold	3,585,951
Interest receivable	1,892,766
Receivable for capital stock sold	568,158
Receivable for variation margin on futures	109,224
Market value on credit default swaps (net premiums paid $322,542)	101,510
Unrealized appreciation on forward currency exchange contracts	92,065
Receivable for variation margin on centrally cleared swaps	35,497
Receivable due from Adviser	29,329
Receivable for newly entered credit default swaps	23,454
Affiliated dividends receivable	8,946

Total assets	372,787,458

Liabilities
Payable for investment securities purchased	9,431,569
Market value on credit default swaps (net premiums received $2,435,929)	2,228,151
Payable for capital stock redeemed	690,686
Dividends payable	165,275
Unrealized depreciation on forward currency exchange contracts	147,248
Distribution fee payable	59,284
Administrative fee payable	25,106
Transfer Agent fee payable	21,632
Directors’ fees payable	1,936
Accrued expenses and other liabilities	252,951

Total liabilities	13,023,838

Net Assets	$359,763,620

Composition of Net Assets
Capital stock, at par	$31,699
Additional paid-in capital	352,826,712
Distributable earnings	6,905,209

$359,763,620

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 51

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$221,032,848	19,478,525	$11.35	*

B	$408,965	36,028	$11.35

C	$10,563,871	932,985	$11.32

Advisor	$104,849,853	9,234,899	$11.35

R	$3,298,146	290,730	$11.34

K	$7,443,819	655,334	$11.36

I	$4,106,797	361,421	$11.36

Z	$8,059,321	708,752	$11.37

*	The maximum offering price per share for Class A shares was $11.85 which reflects a sales charge of 4.25%.

See notes to financial statements.

52 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Interest	$12,720,139
Dividends—Affiliated issuers	131,381	$12,851,520

Expenses
Advisory fee (see Note B)	1,544,405
Distribution fee—Class A	555,012
Distribution fee—Class B	4,661
Distribution fee—Class C	110,086
Distribution fee—Class R	15,698
Distribution fee—Class K	20,136
Transfer agency—Class A	300,409
Transfer agency—Class B	887
Transfer agency—Class C	15,250
Transfer agency—Advisor Class	117,631
Transfer agency—Class R	8,163
Transfer agency—Class K	16,108
Transfer agency—Class I	3,321
Transfer agency—Class Z	1,517
Custodian	167,876
Registration fees	134,828
Audit and tax	105,815
Legal	93,018
Printing	84,486
Administrative	73,860
Directors’ fees	23,131
Miscellaneous	24,285

Total expenses	3,420,583
Less: expenses waived and reimbursed by the Adviser (see Note B)	(933,756)

Net expenses		2,486,827

Net investment income		10,364,693

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		2,192,089
Forward currency exchange contracts		(425,342)
Futures		1,138,182
Swaps		580,421
Foreign currency transactions		44,958
Net change in unrealized appreciation/depreciation of:
Investments(b)		19,143,484
Forward currency exchange contracts		87,959
Futures		343,178
Swaps		123,456
Foreign currency denominated assets and liabilities		(26,170)

Net gain on investment and foreign currency transactions		23,202,215

Contributions from Affiliates (see Note B)		3,028

Net Increase in Net Assets from Operations		$33,569,936

(a)	Net of foreign capital gains taxes of $12,727.

(b)	Net of increase in accrued foreign capital gains taxes of $3,569.

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 53

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,364,693	$8,438,575
Net realized gain (loss) on investment and foreign currency transactions	3,530,308	(4,788,075)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	19,671,907	(9,618,651)
Contributions from Affiliates (see Note B)	3,028	– 0	–

Net increase (decrease) in net assets from operations	33,569,936	(5,968,151)
Distributions to Shareholders
Class A	(7,511,236)	(5,639,033)
Class B	(12,399)	(10,588)
Class C	(292,422)	(230,790)
Advisor Class	(3,142,500)	(2,116,445)
Class R	(97,619)	(58,255)
Class K	(272,681)	(154,794)
Class I	(127,077)	(74,462)
Class Z	(273,970)	(691,696)
Capital Stock Transactions
Net increase (decrease)	11,877,351	(19,128,300)

Total increase (decrease)	33,717,383	(34,072,514)
Net Assets
Beginning of period	326,046,237	360,118,751

End of period	$359,763,620	$326,046,237

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”) (formerly AB Intermediate Bond Portfolio), a diversified portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$92,569,650	$	– 0	–	$92,569,650
Mortgage Pass-Throughs		– 0	–	62,712,150		– 0	–	62,712,150
Governments – Treasuries		– 0	–	46,674,391		– 0	–	46,674,391
Commercial Mortgage-Backed Securities		– 0	–	44,422,489		257,216		44,679,705
Collateralized Mortgage Obligations		– 0	–	39,645,910		62,884		39,708,794
Inflation-Linked Securities		– 0	–	26,705,221		– 0	–	26,705,221
Asset-Backed Securities		– 0	–	14,115,875		6,130,379		20,246,254
Corporates – Non-Investment Grade		– 0	–	7,953,230		– 0	–	7,953,230
Emerging Markets – Corporate Bonds		– 0	–	1,852,444		– 0	–	1,852,444
Local Governments – US Municipal Bonds		– 0	–	1,579,820		– 0	–	1,579,820
Quasi-Sovereigns		– 0	–	1,271,002		– 0	–	1,271,002
Emerging Markets – Treasuries		– 0	–	755,471		– 0	–	755,471

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2			Level 3		Total
Common Stocks	$	– 0	–	$	– 0	–	$591,893		$591,893
Emerging Markets – Sovereigns		– 0	–		242,931		– 0	–	242,931
Short-Term Investments:
Investment Companies		10,999,798			– 0	–	– 0	–	10,999,798
Governments – Treasuries		– 0	–		7,066,153		– 0	–	7,066,153

Total Investments in Securities		10,999,798			347,566,737		7,042,372		365,608,907
Other Financial Instruments(a):
Assets:
Futures		48,741			– 0	–	– 0	–	48,741	(b)
Forward Currency Exchange Contracts		– 0	–		92,065		– 0	–	92,065
Credit Default Swaps		– 0	–		101,510		– 0	–	101,510
Liabilities:
Futures		(114,586)			– 0	–	– 0	–	(114,586	)(b)
Forward Currency Exchange Contracts		– 0	–		(147,248)		– 0	–	(147,248)
Centrally Cleared Credit Default Swaps		– 0	–		(135,660)		– 0	–	(135,660	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–		(302,867)		– 0	–	(302,867	)(b)
Credit Default Swaps		– 0	–		(2,228,151)		– 0	–	(2,228,151)

Total		$10,933,953			$344,946,386		$7,042,372		$362,922,711

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations		Asset- Backed Securities
Balance as of 10/31/18	$6,195,563		$716,264		$8,563,828
Accrued discounts/(premiums)	1,298		– 0	–	253
Realized gain (loss)	65,432		– 0	–	480
Change in unrealized appreciation/depreciation	(110,218)		1,620		71,367
Purchases/Payups	– 0	–	– 0	–	1,534,894
Sales/Paydowns	(1,124,330)		– 0	–	(4,040,443)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(4,770,529)		(655,000)		– 0	–

Balance as of 10/31/19	$257,216		$62,884		$6,130,379

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(a)	$(82,003)		$1,620		$70,387

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NOTES TO FINANCIAL STATEMENTS (continued)

	Common Stocks		Emerging Markets - Corporate Bonds			Total
Balance as of 10/31/18	$627,844			$40,227		$16,143,726
Accrued discounts/(premiums)	– 0	–		– 0	–	1,551
Realized gain (loss)	– 0	–		– 0	–	65,912
Change in unrealized appreciation/depreciation	(35,951)			– 0	–	(73,182)
Purchases/Payups	– 0	–		– 0	–	1,534,894
Sales/Paydowns	– 0	–		– 0	–	(5,164,773)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(40,227)		(5,465,756	)(b)

Balance as of 10/31/19	$591,893		$	– 0	–	$7,042,372

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(a)	$(35,951)		$	– 0	–	$(45,947)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)

Amounts of $4,770,529, $655,000 and $40,227 for Commercial Mortgage-Backed Securities, Collateralized Mortgage Obligations and Emerging Markets – Corporate Bonds, respectively, were transfered out of Level 3 and into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability of such inputs during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2019. Securities priced by third party vendors are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/19	Valuation Technique	Unobservable Input	Input
Commercial Mortgage-Backed Securities	$257,216	Discounted Cash Flow	Discount Rate on Future Cash Flows	9%
Common Stocks	$591,893	Market Approach	NAV Equivalent	$ 945.52

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in discount rates in isolation would be expected to result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in NAV Equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and

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NOTES TO FINANCIAL STATEMENTS (continued)

losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding interest expense) on an annual basis (the “Expense Caps”) to .77%, 1.52%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2020 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2019, such reimbursements/waivers amounted to $928,028.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the reimbursement for such services amounted to $73,860.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $184,521 for the year ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales

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NOTES TO FINANCIAL STATEMENTS (continued)

charges of $4,093 from the sale of Class A shares and received $782, $344 and $493 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $5,728.

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,051	$151,837	$142,888	$11,000	$131

During the year ended October 31, 2019, the Adviser reimbursed the Fund $3,028 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

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NOTES TO FINANCIAL STATEMENTS (continued)

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $0, $1,204,925, $142,686 and $60,751 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$67,410,064	$48,810,553
U.S. government securities	222,774,042	200,658,679

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$354,241,431

Gross unrealized appreciation	$14,479,813
Gross unrealized depreciation	(3,370,238)

Net unrealized appreciation	$11,109,575

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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NOTES TO FINANCIAL STATEMENTS (continued)

known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended October 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$48,741	*	Receivable/Payable for variation margin on futures	$114,586	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	40,397	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	303,038	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	92,065		Unrealized depreciation on forward currency exchange contracts	147,248

Credit contracts	Market value on credit default swaps	101,510		Market value on credit default swaps	2,228,151

Total		$242,316			$2,833,420

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,138,182	$343,178

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(425,342)	87,959

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$199,594	$(691,338)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(12,681)	2,412

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	393,508	812,382

Total		$1,293,261	$554,593

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2019:

Futures:
Average notional amount of buy contracts	$42,355,061
Average notional amount of sale contracts	$10,439,331
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,577,196
Average principal amount of sale contracts	$29,049,640
Centrally Cleared Interest Rate Swaps:
Average notional amount	$99,715,169
Credit Default Swaps:
Average notional amount of buy contracts	$12,787,769
Average notional amount of sale contracts	$22,227,199
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,620,000
Variance Swaps:
Average notional amount	$629,420	(a)

(a)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/

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pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$847	$ – 0	–	$	– 0	–	$	– 0	–	$847
BNP Paribas SA	1,509	(1,509)			– 0	–		– 0	–	– 0	–
Citibank, NA	65,464	(13,475)			– 0	–		– 0	–	51,989
Citigroup Global Markets, Inc.	64,922	(64,922)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	19,297	(19,297)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	33,027	(33,027)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	8,509	(8,509)			– 0	–		– 0	–	– 0	–

Total	$193,575	$(140,739)		$	– 0	–	$	– 0	–	$52,836	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
BNP Paribas SA	$21,027	$(1,509)		$	– 0	–	$	– 0	–	$19,518
Citibank, NA	13,475	(13,475)			– 0	–		– 0	–	– 0	–
Citigroup Global Markets, Inc.	824,937	(64,922)			– 0	–		(603,437)		156,578
Credit Suisse International	449,502	– 0	–		– 0	–		(449,502)		– 0	–
Deutsche Bank AG	268,461	(19,297)			– 0	–		(249,164)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	437,069	(33,027)			– 0	–		(404,042)		– 0	–
HSBC Bank USA	30,529	– 0	–		– 0	–		– 0	–	30,529
JPMorgan Securities LLC	196,578	– 0	–		– 0	–		(196,578)		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc.	80,897	– 0	–		– 0	–		– 0	–	80,897
Natwest Markets PLC	14,287	– 0	–		– 0	–		– 0	–	14,287
State Street Bank & Trust Co.	38,637	(8,509)			– 0	–		– 0	–	30,128

Total	$2,375,399	$(140,739)		$	– 0	–		$(1,902,723)		$331,937	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2019, the Fund earned drop income of $35,778 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	1,757,218	1,900,750	$19,196,029	$20,786,544

Shares issued in reinvestment of dividends and distributions	524,378	392,243	5,781,216	4,268,076

Shares converted from Class B	11,654	19,162	128,277	208,829

Shares converted from Class C	161,067	95,759	1,793,569	1,042,120

Shares redeemed	(3,348,527)	(3,680,073)	(36,976,828)	(40,132,053)

Net decrease	(894,210)	(1,272,159)	$(10,077,737)	$(13,826,484)

Class B
Shares sold	3,175	8,240	$34,706	$90,220

Shares issued in reinvestment of dividends and distributions	1,076	913	11,835	9,944

Shares converted to Class A	(11,651)	(19,161)	(128,277)	(208,829)

Shares redeemed	(4,565)	(8,863)	(50,676)	(97,281)

Net decrease	(11,965)	(18,871)	$(132,412)	$(205,946)

Class C
Shares sold	233,063	196,263	$2,560,907	$2,149,441

Shares issued in reinvestment of dividends and distributions	18,800	15,167	206,427	164,703

Shares converted to Class A	(161,416)	(95,980)	(1,793,569)	(1,042,120)

Shares redeemed	(224,164)	(463,399)	(2,453,077)	(5,051,190)

Net decrease	(133,717)	(347,949)	$(1,479,312)	$(3,779,166)

Advisor Class
Shares sold	5,806,792	4,494,203	$63,820,451	$49,172,690

Shares issued in reinvestment of dividends and distributions	165,044	103,975	1,825,673	1,131,720

Shares redeemed	(3,908,822)	(3,488,497)	(42,732,896)	(37,974,997)

Net increase	2,063,014	1,109,681	$22,913,228	$12,329,413

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	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class R
Shares sold	60,008	83,027	$659,712	$902,891

Shares issued in reinvestment of dividends and distributions	8,836	5,353	97,491	58,173

Shares redeemed	(42,410)	(67,197)	(471,877)	(736,750)

Net increase	26,434	21,183	$285,326	$224,314

Class K
Shares sold	332,303	343,565	$3,617,130	$3,718,375

Shares issued in reinvestment of dividends and distributions	24,713	14,176	272,598	154,252

Shares redeemed	(439,474)	(148,580)	(4,827,553)	(1,621,568)

Net increase (decrease)	(82,458)	209,161	$(937,825)	$2,251,059

Class I
Shares sold	169,670	109,622	$1,880,717	$1,187,631

Shares issued in reinvestment of dividends and distributions	10,943	6,777	121,108	73,786

Shares redeemed	(90,545)	(90,384)	(1,008,280)	(988,521)

Net increase	90,068	26,015	$993,545	$272,896

Class Z
Shares sold	372,346	2,375,250	$4,155,412	$26,160,476

Shares issued in reinvestment of dividends and distributions	24,733	56,077	273,479	613,861

Shares redeemed	(369,959)	(3,964,619)	(4,116,353)	(43,168,723)

Net increase (decrease)	27,120	(1,533,292)	$312,538	$(16,394,386)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be

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particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly

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exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$11,729,904	$8,976,063

Total taxable distributions paid	$11,729,904	$8,976,063

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$249,796
Accumulated capital and other losses	(3,806,814	)(a)
Unrealized appreciation/(depreciation)	11,082,995	(b)

Total accumulated earnings/(deficit)	$7,525,977	(c)

(a)

As of October 31, 2019, the Fund had a net capital loss carryforward of $3,757,123. During the fiscal year, the Fund utilized $4,206,090 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2019, the cumulative deferred loss on straddles was $49,691.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, and corporate restructuring.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $740,497 and a net long-term capital loss carryforward of $3,016,626, which may be carried forward for an indefinite period.

80 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 81

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 10.65		$ 11.11		$ 11.23	$ 11.06		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.33		.25		.24†	.26		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74		(.44)		(.06)	.27		(.12)

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.07		(.19)		.18	.53		.16

Less: Dividends and Distributions

Dividends from net investment income	(.37)		(.27)		(.23)	(.36)		(.34)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.37)		(.27)		(.30)	(.36)		(.34)

Net asset value, end of period	$ 11.35		$ 10.65		$ 11.11	$ 11.23		$ 11.06

Total Return

Total investment return based on net asset value(d)	10.23%		(1.75)%		1.68%†	4.93%		1.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$221,033		$216,950		$240,386	$245,683		$252,965

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%		.77%		.79%	.85%		.88%

Expenses, before waivers/reimbursements	1.04%		1.01%		1.03%	1.03%		1.06%

Net investment income(b)	2.98%		2.29%		2.16%†	2.35%		2.51%

Portfolio turnover rate**	74%		195%		209%	128%		198%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 10.65		$ 11.11		$ 11.23	$ 11.06		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.25		.17		.15†	.18		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74		(.44)		(.05)	.27		(.12)

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.99		(.27)		.10	.45		.08

Less: Dividends and Distributions

Dividends from net investment income	(.29)		(.19)		(.16)	(.28)		(.26)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.29)		(.19)		(.22)	(.28)		(.26)

Net asset value, end of period	$ 11.35		$ 10.65		$ 11.11	$ 11.23		$ 11.06

Total Return

Total investment return based on net asset value(d)	9.41%		(2.48)%		.92%†	4.15%		.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$409		$511		$743	$1,106		$1,692

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52%		1.52%		1.54%	1.60%		1.60%

Expenses, before waivers/reimbursements	1.84%		1.80%		1.81%	1.81%		1.80%

Net investment income(b)	2.24%		1.53%		1.38%†	1.59%		1.77%

Portfolio turnover rate**	74%		195%		209%	128%		198%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 10.63		$ 11.08		$ 11.21	$ 11.04		$ 11.22

Income From Investment Operations

Net investment income(a)(b)	.25		.17		.15†	.18		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73		(.43)		(.06)	.27		(.12)

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.98		(.26)		.09	.45		.08

Less: Dividends and Distributions

Dividends from net investment income	(.29)		(.19)		(.16)	(.28)		(.26)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Total dividends and distributions	(.29)		(.19)		(.22)	(.28)		(.26)

Net asset value, end of period	$ 11.32		$ 10.63		$ 11.08	$ 11.21		$ 11.04

Total Return

Total investment return based on net asset value(d)	9.33%		(2.40)%		.83%†	4.16%		.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,564		$11,334		$15,676	$41,886		$40,928

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52%		1.52%		1.55%	1.60%		1.60%

Expenses, before waivers/reimbursements	1.79%		1.76%		1.78%	1.78%		1.78%

Net investment income(b)	2.24%		1.54%		1.38%†	1.60%		1.79%

Portfolio turnover rate**	74%		195%		209%	128%		198%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 10.65		$ 11.11		$ 11.24	$ 11.06		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.35		.28		.27†	.29		.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75		(.44)		(.07)	.28		(.12)

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.10		(.16)		.20	.57		.19

Less: Dividends and Distributions

Dividends from net investment income	(.40)		(.30)		(.25)	(.39)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.40)		(.30)		(.33)	(.39)		(.37)

Net asset value, end of period	$ 11.35		$ 10.65		$ 11.11	$ 11.24		$ 11.06

Total Return

Total investment return based on net asset value(d)	10.50%		(1.50)%		1.84%†	5.29%		1.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$104,850		$76,406		$67,357	$56,068		$22,705

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.54%	.60%		.60%

Expenses, before waivers/reimbursements	.79%		.76%		.78%	.78%		.77%

Net investment income(b)	3.21%		2.55%		2.41%†	2.60%		2.78%

Portfolio turnover rate**	74%		195%		209%	128%		198%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 10.65		$ 11.10		$ 11.23	$ 11.06		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.30		.23		.21†	.23		.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74		(.44)		(.06)	.28		(.12)

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.04		(.21)		.15	.51		.14

Less: Dividends and Distributions

Dividends from net investment income	(.35)		(.24)		(.21)	(.34)		(.32)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.35)		(.24)		(.28)	(.34)		(.32)

Net asset value, end of period	$ 11.34		$ 10.65		$ 11.10	$ 11.23		$ 11.06

Total Return

Total investment return based on net asset value(d)	9.86%		(1.90)%		1.34%†	4.67%		1.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,298		$2,814		$2,699	$3,023		$2,936

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02%		1.02%		1.04%	1.10%		1.10%

Expenses, before waivers/reimbursements	1.42%		1.35%		1.39%	1.38%		1.38%

Net investment income(b)	2.73%		2.07%		1.91%†	2.10%		2.29%

Portfolio turnover rate**	74%		195%		209%	128%		198%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 10.66		$ 11.11		$ 11.24	$ 11.07		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.33		.25		.24†	.26		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74		(.43)		(.07)	.27		(.10)

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.07		(.18)		.17	.53		.18

Less: Dividends and Distributions

Dividends from net investment income	(.37)		(.27)		(.23)	(.36)		(.35)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.37)		(.27)		(.30)	(.36)		(.35)

Net asset value, end of period	$ 11.36		$ 10.66		$ 11.11	$ 11.24		$ 11.07

Total Return

Total investment return based on net asset value(d)	10.22%		(1.66)%		1.59%†	4.93%		1.57%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,444		$7,863		$5,876	$5,706		$3,922

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%		.77%		.79%	.85%		.85%

Expenses, before waivers/reimbursements	1.10%		1.08%		1.09%	1.09%		1.08%

Net investment income(b)	2.98%		2.32%		2.15%†	2.34%		2.53%

Portfolio turnover rate**	74%		195%		209%	128%		198%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 10.66		$ 11.12		$ 11.24	$ 11.07		$ 11.25

Income From Investment Operations

Net investment income(a)(b)	.36		.28		.27†	.28		.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74		(.44)		(.06)	.28		(.12)

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.10		(.16)		.21	.56		.19

Less: Dividends and Distributions

Dividends from net investment income	(.40)		(.30)		(.25)	(.39)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.40)		(.30)		(.33)	(.39)		(.37)

Net asset value, end of period	$ 11.36		$ 10.66		$ 11.12	$ 11.24		$ 11.07

Total Return

Total investment return based on net asset value(d)	10.50%		(1.50)%		1.93%†	5.20%		1.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,107		$2,894		$2,729	$2,613		$511

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.54%	.60%		.60%

Expenses, before waivers/reimbursements	.75%		.72%		.75%	.76%		.75%

Net investment income(b)	3.22%		2.57%		2.41%†	2.56%		2.74%

Portfolio turnover rate**	74%		195%		209%	128%		198%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,
	2019		2018		2017	2016		2015

Net asset value, beginning of period	$ 10.67		$ 11.13		$ 11.26	$ 11.08		$ 11.26

Income From Investment Operations

Net investment income(a)(b)	.36		.27		.27†	.28		.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.74		(.43)		(.07)	.29		(.13)

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.10		(.16)		.20	.57		.19

Less: Dividends and Distributions

Dividends from net investment income	(.40)		(.30)		(.25)	(.39)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.40)		(.30)		(.33)	(.39)		(.37)

Net asset value, end of period	$ 11.37		$ 10.67		$ 11.13	$ 11.26		$ 11.08

Total Return

Total investment return based on net asset value(d)	10.48%		(1.49)%		1.84%†	5.28%		1.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,059		$7,274		$24,653	$18,134		$4,851

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.54%	.60%		.60%

Expenses, before waivers/reimbursements	.68%		.64%		.66%	.66%		.71%

Net investment income(b)	3.22%		2.48%		2.42%	2.52%		2.91%

Portfolio turnover rate**	74%		195%		209%	128%		198%

See footnote summary on page 90.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

90 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Total Return Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Total Return Bond Portfolio, formerly known as AB Intermediate Bond Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 91

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2019

92 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2019. For foreign shareholders, 86.65% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 93

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Vice President Janaki Rao(2), Vice President Dimitri Silva(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by an Investment Policy Team. The Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for coordinating the Fund’s investments.

94 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,# Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,# 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

Nancy P. Jacklin,# 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,# 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Michael Canter 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Director of US Multi-Sector and Securitized Assets.

Shawn E. Keegan 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Douglas J. Peebles 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Fixed Income.

Janaki Rao 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Dimitri Silva 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these

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matters with their independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors

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also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0151-1019

OCT    10.31.19

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 16, 2019

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy for the annual period ended October 31, 2019.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	0.84%	4.72%

Class 2 Shares[1]	0.79%	4.73%

Class A Shares	0.73%	4.58%

Class C Shares	0.25%	3.63%

Advisor Class Shares[2]	0.86%	4.76%

Bloomberg Barclays 1-10 Year TIPS Index	3.00%	6.87%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2019.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. Over both periods, the Fund’s lower-than-benchmark interest-rate risk detracted, relative to the benchmark, as rates fell. The Fund’s overweight to municipals contributed as tax-exempt bonds rallied more than Treasuries. An overweight to credit also contributed. Yield-curve positioning in the seven- to 10-year and over 10-year duration municipals detracted. Overweights to the state general obligation bond and miscellaneous revenue sectors contributed. Consumer price index (“CPI”) hedges in the Fund detracted on an absolute basis as inflation expectations fell. Relative to the benchmark, CPI hedges detracted over the six-month period and were close to neutral over the 12-month period.

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The Fund utilized derivatives in the form of interest rate swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute performance for either period. CPI Swaps were utilized for hedging purposes, which added to absolute performance for the six-month period and had no material impact for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Falling interest rates and a flattening of the yield curve were prominent themes throughout the 12-month period ended October 31, 2019. The yield for the 10-year US Treasury fell almost 1.5% over the period and the US Federal Reserve (“the Fed”) cut interest rates three times in 2019, taking the target for the Federal Funds rate down by 0.75% this year. The newly imposed limit on state and local tax deductions resulted in increased demand for municipals and municipal supply continues to be light. Lipper reported that municipal mutual funds had $75 billion of inflows through October 30, while the Fed reported that the outstanding volume of municipal bonds shrunk by $17 billion through the second quarter of 2019.

Long-maturity and high-yield municipal bonds were the best performers during the 12-month period, reflective of investors’ demand for additional income in the recent low-yield environment. The Fund maintained a slightly defensive interest-rate stance as the historically flat yield curve did not adequately compensate investor risk for taking additional long exposure. Given the fundamental strength of municipalities, the Fund maintained an overweight to mid-grade municipals.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.48% and 0.06%, respectively.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered making changes to the municipal securities provisions of the Internal

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions

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DISCLOSURES AND RISKS (continued)

of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares visit www.bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

1/26/20101 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 1/26/20101 to 10/31/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			1.13%

1 Year	4.72%	4.72%

5 Years	1.63%	1.63%

Since Inception[3]	2.09%	2.09%

CLASS 2 SHARES[2]			1.23%

1 Year	4.73%	4.73%

5 Years	1.71%	1.71%

Since Inception[3]	2.18%	2.18%

CLASS A SHARES			0.93%

1 Year	4.58%	1.44%

5 Years	1.47%	0.86%

Since Inception[3]	1.92%	1.60%

CLASS C SHARES			0.21%

1 Year	3.63%	2.63%

5 Years	0.69%	0.69%

Since Inception[3]	1.17%	1.17%

ADVISOR CLASS SHARES[4]			1.20%

1 Year	4.76%	4.76%

5 Years	1.73%	1.73%

Since Inception[3]	2.19%	2.19%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.67%, 0.57%, 0.86%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2019.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3	Inception date: 1/26/2010.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	3.27%

5 Years	1.56%

Since Inception[2]	2.09%

CLASS 2 SHARES[1]

1 Year	3.27%

5 Years	1.66%

Since Inception[2]	2.18%

CLASS A SHARES

1 Year	0.08%

5 Years	0.80%

Since Inception[2]	1.59%

CLASS C SHARES

1 Year	1.20%

5 Years	0.64%

Since Inception[2]	1.17%

ADVISOR CLASS SHARES[3]

1 Year	3.31%

5 Years	1.67%

Since Inception[2]	2.19%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception date: 1/26/2010.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,007.30	$3.79	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class C
Actual	$1,000	$1,002.50	$7.57	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$1,008.60	$2.53	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$1,008.40	$3.04	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$1,007.90	$2.53	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,004.7

1

All data are as of October 31, 2019. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

October 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.9%
Long-Term Municipal Bonds – 101.9%
Alabama – 2.1%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,591,460
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 2/01/25	2,110	2,421,900
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/31	11,235	11,978,532
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)	1,810	1,993,516

		20,985,408

American Samoa – 0.3%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(a)	295	329,217
7.125%, 9/01/38(a)	820	921,032
Series 2015A 6.625%, 9/01/35	1,335	1,428,370

		2,678,619

Arizona – 2.4%
Arizona State University (Arizona State University COP) Series 2013A 5.00%, 9/01/21-9/01/22	7,260	7,875,984
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,535,361
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21 (Pre-refunded/ETM)	630	645,473
5.00%, 7/01/21	1,135	1,163,943

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	$3,140	$3,387,934
State of Arizona Lottery Revenue 5.00%, 7/01/28	5,000	6,421,850
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)	1,200	1,211,616

		24,242,161

California – 1.2%
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) 7.50%, 12/01/40(a)	250	260,145
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	1,775	1,811,689
State of California Series 2011 5.00%, 10/01/20	5,000	5,176,650
Series 2014 5.00%, 8/01/22-5/01/25	4,250	4,881,031

		12,129,515

Colorado – 5.4%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)	1,510	1,630,513
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	389,906
Series 2012A 5.00%, 11/15/24-11/15/25(b)	13,395	14,798,528
Series 2018A 5.00%, 12/01/28-12/01/29	16,555	20,681,778
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/32-8/01/33	2,860	3,485,931
Denver City & County School District No. 1 Series 2014B 5.00%, 12/01/23(b)	4,730	5,446,642
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/19-12/01/22	5,655	5,849,277

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/20(a)	$1,310	$1,352,706
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	448,972

		54,084,253

Connecticut – 3.0%
City of New Haven CT Series 2018A 5.50%, 8/01/35	1,920	2,310,048
State of Connecticut Series 2013A 5.00%, 10/15/24	5,035	5,719,206
Series 2014A 5.00%, 3/01/28	2,230	2,540,527
Series 2014F 5.00%, 11/15/26	1,275	1,485,171
Series 2015B 5.00%, 6/15/25-6/15/28	7,170	8,445,330
Series 2016A 5.00%, 3/15/32	2,160	2,543,076
Series 2018B 5.00%, 4/15/28	1,440	1,798,733
State of Connecticut Clean Water Fund – State Revolving Fund Series 2013A 5.00%, 3/01/24	4,360	4,904,826

		29,746,917

District of Columbia – 1.0%
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/25-10/01/26	8,565	10,325,325

Florida – 7.3%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,315	8,009,559
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,777,586
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	11,233,703

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/25	$4,500	$5,377,455
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,676,005
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	18,500	21,480,546
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012A 5.00%, 10/01/23	1,500	1,656,960
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	3,868,960
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.375%, 1/01/49(a)	2,980	2,816,100
Florida Development Finance Corp. (Waste Pro USA, Inc.) 5.00%, 5/01/29(a)	455	501,214
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,084,786
Series 2015B 5.00%, 10/01/23	1,500	1,714,080
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/33(b)	4,000	4,814,840
JEA Water & Sewer System Revenue NATL Series 2006B 2.791% (CPI + 0.98%), 10/01/20(c)	2,695	2,714,727
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(a)	1,900	1,924,719

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/28	$1,000	$1,161,540

		73,812,780

Georgia – 3.0%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 7/01/34-7/01/35	9,555	11,232,994
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,028,480
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	9,370	10,129,438
Series 2018C 4.00%, 8/01/48	6,850	7,432,319

		29,823,231

Guam – 0.5%
Territory of Guam 5.00%, 11/15/31	165	193,089
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/23-11/15/31	3,970	4,485,513

		4,678,602

Illinois – 7.7%
Chicago Board of Education Series 2010 6.319%, 11/01/29	2,050	2,289,666
Series 2018A 5.00%, 12/01/27	1,200	1,393,200
Series 2019A 5.00%, 12/01/29-12/01/30	525	620,795
Series 2019B 5.00%, 12/01/30-12/01/33	500	586,920
Chicago Housing Authority Series 2018A 5.00%, 1/01/34-1/01/38	8,760	10,410,194
Chicago O’Hare International Airport Series 2015B 5.00%, 1/01/29	5,000	5,823,250
Series 2016C 5.00%, 1/01/33	5,000	5,887,350
Series 2017B 5.00%, 1/01/35	1,475	1,761,784

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	$2,500	$2,784,375
5.50%, 1/01/25	2,250	2,538,833
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 2/15/20-2/15/24	6,355	6,651,901
Sangamon County Water Reclamation District Series 2011A 5.00%, 1/01/21 (Pre-refunded/ETM)	2,170	2,262,746
State of Illinois Series 2013 5.00%, 7/01/23	1,670	1,827,097
Series 2013A 5.00%, 4/01/20	4,080	4,129,776
Series 2014 5.00%, 5/01/30	4,180	4,561,258
Series 2017B 5.00%, 12/01/24	5,050	5,645,849
Series 2017D 5.00%, 11/01/21-11/01/24	12,420	13,598,257
Series 2018A 5.00%, 10/01/23	2,785	3,063,723
Series 2018B 5.00%, 10/01/23	1,730	1,903,138

		77,740,112

Indiana – 0.7%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)	2,380	2,400,730
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20	2,860	2,877,074
5.00%, 1/01/23 (Pre-refunded/ETM)	2,105	2,238,794

		7,516,598

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	2,250	2,436,368

Kentucky – 2.8%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	4,875	5,393,633

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 2.85% (CPI + 1.05%), 12/01/49(c)	$20,000	$20,697,600
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25 (Pre-refunded/ETM)	2,275	2,502,363

		28,593,596

Louisiana – 4.3%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34	1,800	2,194,704
State of Louisiana Series 2017B 5.00%, 10/01/31-10/01/32	25,210	31,058,502
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27	6,225	6,787,989
5.00%, 5/01/27 (Pre-refunded/ETM)	2,860	3,128,211

		43,169,406

Maryland – 0.7%
State of Maryland Series 2017B 5.00%, 8/01/24(b)	5,790	6,801,223

Massachusetts – 3.5%
Commonwealth of Massachusetts AGM Series 2006C 2.63% (CPI + 0.88%), 11/01/19(c)	9,575	9,575,000
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.686% (CPI + 1.67%), 6/01/20(c)	3,450	3,484,707
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	3,554,708
Series 2004C 1.744% (CPI + 0.79%), 7/01/20(c)	2,650	2,664,442
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 3.88% (CPI + 0.99%), 8/01/22(c)	3,240	3,300,102
3.90% (CPI + 0.99%), 8/01/23(c)	2,275	2,323,071

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 4/01/28	$1,655	$2,091,821
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	2,734,479
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,337,115

		35,065,445

Michigan – 3.9%
City of Detroit MI 5.00%, 4/01/35-4/01/36	1,055	1,176,332
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/21	3,750	3,976,200
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/26-4/01/27	2,735	3,263,894
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,314,662
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/31	1,785	2,144,802
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/28-6/30/29	9,090	11,272,365
University of Michigan Series 2017A 5.00%, 4/01/24	4,000	4,658,160

		38,806,415

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.0%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 2.65%, 8/01/28(d)	$50	$50,000

Mississippi – 0.2%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36	1,500	1,721,085

Missouri – 0.2%
Howard Bend Levee District XLCA 5.75%, 3/01/25-3/01/27	255	303,003
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36	1,675	1,852,935

		2,155,938

Montana – 0.4%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/31-2/15/33	3,275	3,871,895

Nebraska – 1.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	15,000	16,710,000

Nevada – 0.7%
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	779,846
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,533,255
Series 2015B 5.00%, 12/01/20	4,250	4,425,695

		6,738,796

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 7.5%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/29	$1,150	$1,284,124
Series 2017B 5.00%, 11/01/20	1,000	1,034,420
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/26-10/01/27	3,810	4,552,176
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	4,390	5,148,724
Series 2018A 5.00%, 6/15/28-6/15/29	21,670	25,436,118
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	10,000	10,557,500
Series 2014C 5.25%, 6/15/32	2,960	3,364,010
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23	200	223,382
5.00%, 1/01/23 (Pre-refunded/ETM)	1,600	1,791,552
Series 2014A 5.00%, 1/01/28	4,785	5,536,341
Series 2014C 5.00%, 1/01/23	1,590	1,775,887
Series 2017A 5.00%, 1/01/33	7,300	8,829,788
Tobacco Settlement Financing Corp. Series 2018A 5.00%, 6/01/30	4,750	5,794,857

		75,328,879

New Mexico – 0.2%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	2,455	2,456,768

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 11.7%
City of New York NY Series 2011A 5.00%, 8/01/23	$4,250	$4,533,602
Series 2014J 5.00%, 8/01/21	6,100	6,502,600
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24 (Pre-refunded/ETM)	4,065	4,553,044
5.00%, 11/15/25 (Pre-refunded/ETM)	5,000	5,600,300
Series 2012F 5.00%, 11/15/26	3,635	4,010,714
Series 2013A 5.00%, 11/15/26 (Pre-refunded/ETM)	2,300	2,620,068
Series 2013E 5.00%, 11/15/25 (Pre-refunded/ETM)	8,510	9,858,750
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	3,875	4,110,174
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26(b)	6,830	7,583,486
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,158,130
Series 2012A 5.00%, 12/15/22(b)	14,610	16,333,249
Series 2014A 5.00%, 2/15/28	6,565	7,576,995
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,186,540
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	17,935,497
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/29	9,255	11,201,711

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	$4,360	$4,365,276
Series 2013B 5.00%, 11/15/20	4,100	4,267,731

		117,397,867

North Carolina – 1.5%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	6,700	6,994,264
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	6,710	7,949,538

		14,943,802

North Dakota – 0.1%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.375%, 9/15/38(a)	1,000	969,330

Ohio – 3.2%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/36	5,000	5,824,250
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	3,385	4,055,264
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 1/01/23-1/01/24	2,585	2,915,977
City of Cleveland OH Income Tax Revenue Series 2017B-1 5.00%, 10/01/27-10/01/30	7,585	9,494,573
Series 2017B-2 5.00%, 10/01/29	1,485	1,860,750
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/37	5,600	6,383,048
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	235	252,037

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	$420	$450,450
Series 2016B 4.375%, 6/01/33	825	884,812

		32,121,161

Oregon – 0.8%
Deschutes County Hospital Facilities Authority (St. Charles Health System, Inc.) Series 2016A 4.00%, 1/01/33	1,000	1,086,920
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/25 (Pre-refunded/ETM)	4,605	4,936,836
Series 2018A 5.00%, 10/01/29	1,910	2,384,826

		8,408,582

Pennsylvania – 5.3%
City of Philadelphia PA Series 2017 5.00%, 8/01/28	12,990	16,117,213
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/32-10/01/33	2,135	2,612,334
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/34	1,500	1,814,865
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 7/01/25	2,060	2,219,423
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/34-6/01/36	7,580	9,041,414
Series 2017S 5.00%, 12/01/28-12/01/29	3,005	3,714,360
Series 2019 5.00%, 12/01/23	4,250	4,868,332

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	$1,800	$1,859,634
Series 2016F 5.00%, 9/01/34	5,000	5,875,050
State Public School Building Authority Series 2012 5.00%, 4/01/23 (Pre-refunded/ETM)	2,400	2,614,632
5.00%, 4/01/26 (Pre-refunded/ETM)	2,750	2,995,933

		53,733,190

Puerto Rico – 0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/31	970	1,084,906
NATL Series 2007V 5.25%, 7/01/29-7/01/35	320	342,311
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	790	879,942
AGC Series 2007N 5.25%, 7/01/34-7/01/36	2,105	2,359,506
AGM Series 2007C 5.25%, 7/01/36	100	111,975
NATL Series 2007N 5.25%, 7/01/32	205	218,721
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	100	110,027
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24	1,144	1,002,453

		6,109,841

South Carolina – 1.3%
Renewable Water Resources 5.00%, 1/01/24	2,570	2,782,001
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/34-12/01/36	2,535	2,979,689
Series 2016B 5.00%, 12/01/37	5,040	5,956,625

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016C 5.00%, 12/01/35	$930	$1,105,138

		12,823,453

Tennessee – 0.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)	1,410	1,455,712
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23	1,930	2,122,691
5.00%, 7/01/23 (Pre-refunded/ETM)	455	500,473

		4,078,876

Texas – 6.6%
Birdville Independent School District Series 2015B 5.00%, 2/15/22	3,825	4,156,015
Central Texas Regional Mobility Authority Series 2015B 5.00%, 1/01/45	2,085	2,132,038
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,034,171
City of Garland TX Series 2010 5.00%, 2/15/26	500	505,225
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	2,150	2,401,722
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27 (Pre-refunded/ETM)	2,735	2,944,583
Series 2014C 5.00%, 5/15/24	1,100	1,280,422
Conroe Independent School District Series 2011 5.00%, 2/15/24-2/15/26	4,955	5,009,010
5.00%, 2/15/24 (Pre-refunded/ETM)	255	257,670
5.00%, 2/15/26 (Pre-refunded/ETM)	1,030	1,040,784

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	$4,220	$4,526,836
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/31	1,000	1,129,290
North Texas Tollway Authority Series 2011D 5.25%, 9/01/26 (Pre-refunded/ETM)	3,625	3,887,812
North Texas Tollway Authority (North Texas Tollway System) Series 2017A 5.00%, 1/01/38	3,000	3,304,890
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	1,793,294
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	3,649,875
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35(e)(f)(g)	900	630,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017B-3 3.875%, 11/15/22	750	750,428
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018A 5.00%, 7/01/30-7/01/31	13,405	16,659,332
Texas Transportation Commission State Highway Fund Series 2016A 5.00%, 10/01/25	2,865	3,461,894
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	1,070	1,081,663

		66,636,954

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia – 1.0%
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/25 (Pre-refunded/ETM)	$2,000	$2,031,740
5.00%, 4/01/26 (Pre-refunded/ETM)	4,000	4,063,480
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 8/01/22-8/01/34(h)	3,040	3,772,317

		9,867,537

Washington – 5.0%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	8,481,975
Chelan County Public Utility District No. 1 Series 2011B 5.50%, 7/01/25	3,305	3,523,427
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/23	4,020	4,582,880
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/20 (Pre-refunded/ETM)	1,280	1,287,667
5.00%, 1/01/20	1,220	1,227,344
Port of Seattle WA 5.00%, 4/01/33-4/01/34	3,000	3,714,020
Series 2013 5.00%, 7/01/24	4,820	5,423,223
State of Washington Series 20092010B 5.00%, 1/01/22	710	714,367
Series 2015R 5.00%, 7/01/26	13,325	15,767,872
Series 2017D 5.00%, 2/01/21	4,985	5,222,137

		49,944,912

West Virginia – 1.9%
State of West Virginia Series 2018B 5.00%, 12/01/30	14,815	18,749,420

Wisconsin – 1.6%
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	9,520	10,814,527

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 7/01/24 (Pre-refunded/ETM)	$2,480	$2,813,411
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.25%, 1/01/38(a)	2,550	2,687,546

		16,315,484

Total Municipal Obligations (cost $972,567,042)		1,023,769,744

GOVERNMENTS – TREASURIES – 2.0%
United States – 2.0%
U.S. Treasury Notes 2.50%, 5/31/20(b)	15,000	15,077,344
2.625%, 2/15/29(b)	5,000	5,406,250

Total Governments – Treasuries (cost $19,991,002)		20,483,594

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(i)(j)(k) (cost $3,713,969)	3,713,969	3,713,969

Total Investments – 104.3% (cost $996,272,013)		1,047,967,307
Other assets less liabilities – (4.3)%		(43,230,749)

Net Assets – 100.0%		$1,004,736,558

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
USD	38,420	6/17/24	1.760%	CPI#	Maturity	$(300,169)
USD	4,970	8/09/24	1.690%	CPI#	Maturity	(24,807)
USD	17,840	1/15/25	1.671%	CPI#	Maturity	(45,806)
USD	12,000	8/29/29	1.748%	CPI#	Maturity	33,482

						$(337,300)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
USD	45,150	6/17/21	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$409,837
USD	16,360	8/09/22	3 Month LIBOR	1.486%	Quarterly/Semi-Annual	(43,444)
USD	32,000	9/10/24	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	(263,139)
USD	11,180	1/15/25	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	37,458
USD	8,235	10/09/29	3 Month LIBOR	1.470%	Quarterly/Semi-Annual	(102,136)
USD	8,235	10/09/29	3 Month LIBOR	1.473%	Quarterly/Semi-Annual	(99,824)

						$(61,248)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	598	$(50,950)	$(77,269)	$26,319
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	69	(5,879)	(6,911)	1,032
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,216	(103,603)	(151,366)	47,763
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	708	(60,322)	(69,811)	9,489
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	471	(40,089)	(47,666)	7,577
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	40	(3,408)	(5,012)	1,604
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	38	(3,238)	(3,841)	603
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	231	(19,681)	(29,723)	10,042
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	614	(52,313)	(58,764)	6,451

						$(339,483)	$(450,363)	$110,880

*	Termination date

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	25,000	9/02/20	1.548%	CPI#	Maturity	$248,412
Bank of America, NA	USD	25,000	2/02/32	2.403%	CPI#	Maturity	(2,223,765)
Barclays Bank PLC	USD	4,000	6/15/20	2.480%	CPI#	Maturity	(353,722)
Barclays Bank PLC	USD	35,000	7/02/20	2.256%	CPI#	Maturity	(1,872,789)
Barclays Bank PLC	USD	1,500	8/04/20	2.308%	CPI#	Maturity	(97,166)
Barclays Bank PLC	USD	25,256	9/20/20	2.263%	CPI#	Maturity	(335,208)
Barclays Bank PLC	USD	24,320	10/15/20	2.208%	CPI#	Maturity	(290,196)
Barclays Bank PLC	USD	12,934	10/15/20	2.210%	CPI#	Maturity	(154,986)
Barclays Bank PLC	USD	2,000	11/10/20	2.500%	CPI#	Maturity	(171,610)
Barclays Bank PLC	USD	1,000	5/04/21	2.845%	CPI#	Maturity	(140,818)
Barclays Bank PLC	USD	3,000	5/12/21	2.815%	CPI#	Maturity	(416,183)
Barclays Bank PLC	USD	14,000	4/03/22	2.663%	CPI#	Maturity	(1,809,013)
Barclays Bank PLC	USD	16,700	10/05/22	2.765%	CPI#	Maturity	(2,297,267)
Barclays Bank PLC	USD	25,000	8/07/24	2.573%	CPI#	Maturity	(2,940,979)
Barclays Bank PLC	USD	19,000	5/05/25	2.125%	CPI#	Maturity	(773,025)
Barclays Bank PLC	USD	5,400	3/06/27	2.695%	CPI#	Maturity	(1,047,149)
Barclays Bank PLC	USD	20,000	6/06/32	2.145%	CPI#	Maturity	(895,235)
Barclays Bank PLC	USD	14,000	9/01/32	2.128%	CPI#	Maturity	(550,722)
Barclays Bank PLC	USD	22,000	8/29/33	2.368%	CPI#	Maturity	(1,961,666)
Citibank, NA	USD	17,690	10/17/20	2.220%	CPI#	Maturity	(214,269)
Citibank, NA	USD	15,600	12/14/20	1.548%	CPI#	Maturity	247,422
Citibank, NA	USD	35,000	7/03/21	2.283%	CPI#	Maturity	(672,483)
Citibank, NA	USD	9,000	6/29/22	2.398%	CPI#	Maturity	(915,460)
Citibank, NA	USD	5,400	7/19/22	2.400%	CPI#	Maturity	(539,575)
Citibank, NA	USD	4,000	8/10/22	2.550%	CPI#	Maturity	(462,029)
Citibank, NA	USD	15,500	12/07/22	2.748%	CPI#	Maturity	(2,215,102)
Citibank, NA	USD	47,000	5/24/23	2.533%	CPI#	Maturity	(5,428,414)
Citibank, NA	USD	30,000	10/29/23	2.524%	CPI#	Maturity	(3,300,681)
Citibank, NA	USD	30,000	9/19/24	2.070%	CPI#	Maturity	(586,423)
Citibank, NA	USD	25,000	7/03/25	2.351%	CPI#	Maturity	(1,228,114)
Citibank, NA	USD	15,800	2/08/28	2.940%	CPI#	Maturity	(3,765,026)
Citibank, NA	USD	12,000	11/05/33	2.273%	CPI#	Maturity	(858,691)
Deutsche Bank AG	USD	11,000	6/20/21	2.655%	CPI#	Maturity	(1,376,599)
Deutsche Bank AG	USD	9,800	9/07/21	2.400%	CPI#	Maturity	(941,000)
Deutsche Bank AG	USD	25,000	9/02/25	1.880%	CPI#	Maturity	(469,387)
JPMorgan Chase Bank, NA	USD	1,000	7/29/20	2.305%	CPI#	Maturity	(64,867)
JPMorgan Chase Bank, NA	USD	22,064	8/30/20	2.210%	CPI#	Maturity	(275,791)
JPMorgan Chase Bank, NA	USD	19,000	8/17/22	2.523%	CPI#	Maturity	(2,117,093)
JPMorgan Chase Bank, NA	USD	26,550	7/15/24	2.165%	CPI#	Maturity	(548,400)
JPMorgan Chase Bank, NA	USD	1,400	6/30/26	2.890%	CPI#	Maturity	(331,110)
JPMorgan Chase Bank, NA	USD	3,300	7/21/26	2.935%	CPI#	Maturity	(817,336)
JPMorgan Chase Bank, NA	USD	2,400	10/03/26	2.485%	CPI#	Maturity	(372,961)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	5,400	11/14/26	2.488%	CPI#	Maturity	$(849,294)
JPMorgan Chase Bank, NA	USD	4,850	12/23/26	2.484%	CPI#	Maturity	(749,642)
JPMorgan Chase Bank, NA	USD	13,000	3/01/27	2.279%	CPI#	Maturity	(698,695)
JPMorgan Chase Bank, NA	USD	21,350	2/20/28	2.899%	CPI#	Maturity	(4,896,210)
JPMorgan Chase Bank, NA	USD	12,000	3/26/28	2.880%	CPI#	Maturity	(2,689,757)
JPMorgan Chase Bank, NA	USD	10,000	7/03/28	2.356%	CPI#	Maturity	(638,300)
JPMorgan Chase Bank, NA	USD	25,000	11/05/28	2.234%	CPI#	Maturity	(1,256,341)
JPMorgan Chase Bank, NA	USD	18,000	4/17/30	2.378%	CPI#	Maturity	(1,374,118)
JPMorgan Chase Bank, NA	USD	24,000	11/17/32	2.183%	CPI#	Maturity	(1,225,246)
Morgan Stanley Capital Services LLC	USD	2,000	10/14/20	2.370%	CPI#	Maturity	(139,738)
Morgan Stanley Capital Services LLC	USD	13,000	5/23/21	2.680%	CPI#	Maturity	(1,612,071)
Morgan Stanley Capital Services LLC	USD	10,000	4/16/23	2.690%	CPI#	Maturity	(1,330,135)
Morgan Stanley Capital Services LLC	USD	5,000	8/15/26	2.885%	CPI#	Maturity	(1,183,518)

							$(63,979,541)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	11,075	10/09/29	1.125%	SIFMA*	Quarterly	$70,830
Citibank, NA	USD	11,075	10/09/29	1.120%	SIFMA*	Quarterly	76,539

							$147,369

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $20,454,097 or 2.0% of net assets.

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(d)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2019 and the aggregate market value of this security amounted to $50,000 or 0.01% of net assets.

(e)	Defaulted.

(f)	Non-income producing security.

(g)	Illiquid security.

(h)	When-Issued or delayed delivery security.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.5% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BMA – Bond Market Association

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $992,558,044)	$1,044,253,338
Affiliated issuers (cost $3,713,969)	3,713,969
Cash	36,369
Cash collateral due from broker	10,413,852
Interest receivable	13,274,761
Receivable for capital stock sold	1,316,431
Receivable for investment securities sold	805,000
Unrealized appreciation on inflation swaps	495,834
Receivable for variation margin on centrally cleared swaps	369,648
Unrealized appreciation on interest rate swaps	147,369
Affiliated dividends receivable	3,761

Total assets	1,074,830,332

Liabilities
Unrealized depreciation on inflation swaps	64,475,375
Payable for investment securities purchased	3,788,774
Payable for capital stock redeemed	896,402
Advisory fee payable	340,748
Market value on credit default swaps (net premiums received $450,363)	339,483
Distribution fee payable	60,501
Administrative fee payable	24,754
Transfer Agent fee payable	11,564
Directors’ fees payable	1,936
Accrued expenses	154,237

Total liabilities	70,093,774

Net Assets	$1,004,736,558

Composition of Net Assets
Capital stock, at par	$98,492
Additional paid-in capital	1,032,592,354
Accumulated loss	(27,954,288)

$1,004,736,558

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$54,316,185	5,306,524	$10.24	*

C	$7,717,471	754,816	$10.22

Advisor	$205,540,600	20,072,325	$10.24

1	$498,856,238	48,976,632	$10.19

2	$238,306,064	23,381,935	$10.19

*	The maximum offering price per share for Class A shares was $10.56 which reflects a sales charge of 3.00%.

See notes to financial statements.

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Interest	$30,851,218
Dividends—Affiliated issuers	141,475	$30,992,693

Expenses
Advisory fee (see Note B)	5,044,656
Distribution fee—Class A	138,929
Distribution fee—Class C	92,520
Distribution fee—Class 1	498,809
Transfer agency—Class A	27,625
Transfer agency—Class C	4,739
Transfer agency—Advisor Class	102,776
Transfer agency—Class 1	24,548
Transfer agency—Class 2	11,789
Custodian	181,926
Registration fees	123,218
Audit and tax	89,640
Administrative	74,366
Legal	47,065
Printing	44,160
Directors’ fees	23,131
Miscellaneous	47,069

Total expenses	6,576,966
Less: expenses waived and reimbursed by the Adviser (see Note B)	(791,984)

Net expenses		5,784,982

Net investment income		25,207,711

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(1,270,461)
Swaps		(1,236,554)
Net change in unrealized appreciation/depreciation of:
Investments		54,507,661
Swaps		(31,500,227)

Net gain on investment transactions		20,500,419

Net Increase in Net Assets from Operations		$45,708,130

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,207,711	$22,108,425
Net realized loss on investment transactions	(2,507,015)	(4,365,995)
Net change in unrealized appreciation/depreciation of investments	23,007,434	(20,995,942)

Net increase (decrease) in net assets from operations	45,708,130	(3,253,512)
Distributions to Shareholders
Class A	(1,289,741)	(1,468,127)
Class C	(137,912)	(160,562)
Advisor Class	(5,312,312)	(5,042,775)
Class 1	(12,623,500)	(10,641,296)
Class 2	(6,307,648)	(5,309,014)
Capital Stock Transactions
Net increase (decrease)	(43,748,072)	145,553,515

Total increase (decrease)	(23,711,055)	119,678,229
Net Assets
Beginning of period	1,028,447,613	908,769,384

End of period	$1,004,736,558	$1,028,447,613

See notes to financial statements.

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

NOTES TO FINANCIAL STATEMENTS (continued)

features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,023,769,744		$	– 0	–	$1,023,769,744
Governments – Treasuries		– 0	–	20,483,594			– 0	–	20,483,594
Short-Term Investments		3,713,969		– 0	–		– 0	–	3,713,969

Total Investments in Securities		3,713,969		1,044,253,338			– 0	–	1,047,967,307
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	33,482			– 0	–	33,482	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	447,295			– 0	–	447,295	(b)
Inflation (CPI) Swaps		– 0	–	495,834			– 0	–	495,834
Interest Rate Swaps		– 0	–	147,369			– 0	–	147,369
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(370,782)			– 0	–	(370,782	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(508,543)			– 0	–	(508,543	)(b)
Credit Default Swaps		– 0	–	(339,483)			– 0	–	(339,483)
Inflation (CPI) Swaps		– 0	–	(64,475,375)			– 0	–	(64,475,375)

Total		$3,713,969		$979,683,135		$	– 0	–	$983,397,104	+

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

+

An amount of $28,064,921 for Long-Term Municipal Bonds was transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 43

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2020 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2019, such reimbursements/waivers amounted to $785,652.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the reimbursement for such services amounted to $74,366.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $62,367 for the year ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $12,231 and $447 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the

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Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $6,332.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2019 is as follows:

Fund	Market Value 10/31/18 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$226,463	$222,749	$3,714	$141

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable, and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $421,543 and $1,798,457 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$121,628,961	$171,850,578
U.S. government securities	4,999,023	4,976,367

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$996,272,013

Gross unrealized appreciation	$53,288,050
Gross unrealized depreciation	(65,951,954)

Net unrealized depreciation	$(12,663,904)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2019, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2019, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2019, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$480,777	*	Receivable/Payable for variation margin on centrally cleared swaps	$879,325	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	147,369

Interest rate contracts	Unrealized appreciation on inflation swaps	495,834		Unrealized depreciation on inflation swaps	64,475,375

Credit contracts				Market value on credit default swaps	339,483

Total		$1,123,980			$65,694,183

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,368,105)	$(31,702,791)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	131,551	202,564

Total		$(1,236,554)	$(31,500,227)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2019:

Interest Rate Swaps:
Average notional amount	$22,150,000	(a)
Inflation Swaps:
Average notional amount	$856,994,615
Centrally Cleared Interest Rate Swaps:
Average notional amount	$73,296,000	(b)
Centrally Cleared Inflation Swaps:
Average notional amount	$52,170,000	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$3,985,000

(a)	Positions were open for one month during the year.

(b)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$248,412	$(248,412)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	394,791	(394,791)			– 0	–		– 0	–		– 0	–

Total	$643,203	$(643,203)		$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$2,223,765	$(248,412)			$(690,000)			$(1,080,766)			$204,587
Barclays Bank PLC	16,107,734	– 0	–		– 0	–		(16,107,734)			– 0	–
Citibank, NA	20,186,267	(394,791)			– 0	–		(19,791,476)			– 0	–
Citigroup Global Markets, Inc.	56,829	– 0	–		– 0	–		– 0	–		56,829

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Credit Suisse International	$210,660	$	– 0	–	$	– 0	–	$(210,660)		$	– 0	–
Deutsche Bank AG	2,786,986		– 0	–		(1,084,000)		(1,640,364)			62,622
Goldman Sachs International	71,994		– 0	–		– 0	–	– 0	–		71,994
JPMorgan Chase Bank, NA	18,905,161		– 0	–		(4,726,000)		(13,690,717)			488,444
Morgan Stanley Capital Services LLC	4,265,462		– 0	–		(877,000)		(3,388,462)			– 0	–

Total	$64,814,858		$(643,203)			$(7,377,000)		$(55,910,179)			$884,476	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	1,771,451	3,546,849	$18,033,736	$36,220,307

Shares issued in reinvestment of dividends	86,462	105,427	879,985	1,076,579

Shares converted from Class C	133,994	3,304	1,380,472	33,609

Shares redeemed	(4,179,787)	(1,827,174)	(42,207,147)	(18,606,245)

Net increase (decrease)	(2,187,880)	1,828,406	$(21,912,954)	$18,724,250

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	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Class C
Shares sold	177,607	244,709	$1,807,733	$2,490,307

Shares issued in reinvestment of dividends	10,536	11,513	107,230	117,437

Shares converted to Class A	(134,210)	(3,309)	(1,380,472)	(33,609)

Shares redeemed	(366,478)	(422,304)	(3,715,959)	(4,302,036)

Net decrease	(312,545)	(169,391)	$(3,181,468)	$(1,727,901)

Advisor Class
Shares sold	9,621,301	10,492,451	$98,239,600	$107,067,984

Shares issued in reinvestment of dividends	371,721	341,322	3,789,340	3,487,216

Shares redeemed	(12,466,466)	(7,688,911)	(126,710,398)	(78,417,257)

Net increase (decrease)	(2,473,444)	3,144,862	$(24,681,458)	$32,137,943

Class 1
Shares sold	7,527,585	13,032,916	$76,245,783	$132,399,166

Shares issued in reinvestment of dividends	996,866	841,883	10,112,533	8,565,451

Shares redeemed	(8,166,935)	(6,661,275)	(82,786,584)	(67,633,874)

Net increase	357,516	7,213,524	$3,571,732	$73,330,743

Class 2
Shares sold	3,121,484	4,141,669	$31,553,791	$42,068,510

Shares issued in reinvestment of dividends	483,312	391,427	4,906,067	3,983,832

Shares redeemed	(3,357,173)	(2,257,711)	(34,003,782)	(22,963,862)

Net increase	247,623	2,275,385	$2,456,076	$23,088,480

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments

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in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult

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to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market

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NOTES TO FINANCIAL STATEMENTS (continued)

for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$927,242	$619,937

Total taxable distributions	927,242	619,937
Tax-exempt distributions	24,743,871	22,001,837

Total distributions paid	$25,671,113	$22,621,774

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 57

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(15,290,384	)(a)
Unrealized appreciation/(depreciation)	(12,663,904	)(b)

Total accumulated earnings/(deficit)	$(27,954,288)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $15,290,384.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $2,798,319 and a net long-term capital loss carryforward of $12,492,065, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and

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NOTES TO FINANCIAL STATEMENTS (continued)

elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 59

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.02	$ 10.28	$ 10.29	$ 10.14	$ 10.48

Income From Investment Operations

Net investment income(a)(b)	.24	.22	.19	.18	.15

Net realized and unrealized gain (loss) on investment transactions	.21	(.26)	(.01)	.16	(.34)

Net increase (decrease) in net asset value from operations	.45	(.04)	.18	.34	(.19)

Less: Dividends

Dividends from net investment income	(.23)	(.22)	(.19)	(.19)	(.15)

Net asset value, end of period	$ 10.24	$ 10.02	$ 10.28	$ 10.29	$ 10.14

Total Return

Total investment return based on net asset value(c)	4.58%	(.42)%	1.75%	3.38%	(1.83)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,316	$75,127	$58,270	$37,345	$41,122

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75%	.76%

Expenses, before waivers/reimbursements	.86%	.86%	.86%	.86%	.87%

Net investment income(b)	2.32%	2.13%	1.90%	1.78%	1.49%

Portfolio turnover rate	12%	15%	9%	9%	17%

See footnote summary on page 64.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.01	$ 10.26	$ 10.27	$ 10.12	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.16	.14	.12	.10	.08

Net realized and unrealized gain (loss) on investment transactions	.20	(.25)	(.02)	.16	(.35)

Net increase (decrease) in net asset value from operations	.36	(.11)	.10	.26	(.27)

Less: Dividends

Dividends from net investment income	(.15)	(.14)	(.11)	(.11)	(.07)

Net asset value, end of period	$ 10.22	$ 10.01	$ 10.26	$ 10.27	$ 10.12

Total Return

Total investment return based on net asset value(c)	3.63%	(1.09)%	.99%	2.61%	(2.56)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,717	$10,681	$12,693	$10,805	$13,154

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements	1.61%	1.61%	1.61%	1.61%	1.61%

Net investment income(b)	1.57%	1.37%	1.15%	1.03%	.75%

Portfolio turnover rate	12%	15%	9%	9%	17%

See footnote summary on page 64.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.03	$ 10.29	$ 10.30	$ 10.14	$ 10.48

Income From Investment Operations

Net investment income(a)(b)	.26	.24	.22	.21	.18

Net realized and unrealized gain (loss) on investment transactions	.21	(.26)	(.02)	.17	(.34)

Net increase (decrease) in net asset value from operations	.47	(.02)	.20	.38	(.16)

Less: Dividends

Dividends from net investment income	(.26)	(.24)	(.21)	(.22)	(.18)

Net asset value, end of period	$ 10.24	$ 10.03	$ 10.29	$ 10.30	$ 10.14

Total Return

Total investment return based on net asset value(c)	4.76%	(.17)%	2.00%	3.74%	(1.56)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$205,541	$226,145	$199,635	$152,275	$171,789

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.61%	.61%	.61%	.61%	.61%

Net investment income(b)	2.57%	2.37%	2.15%	2.03%	1.76%

Portfolio turnover rate	12%	15%	9%	9%	17%

See footnote summary on page 64.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 9.98	$ 10.25	$ 10.26	$ 10.11	$ 10.45

Income From Investment Operations

Net investment income(a)(b)	.25	.23	.21	.20	.17

Net realized and unrealized gain (loss) on investment transactions	.22	(.26)	(.01)	.16	(.34)

Net increase (decrease) in net asset value from operations	.47	(.03)	.20	.36	(.17)

Less: Dividends

Dividends from net investment income	(.26)	(.24)	(.21)	(.21)	(.17)

Net asset value, end of period	$ 10.19	$ 9.98	$ 10.25	$ 10.26	$ 10.11

Total Return

Total investment return based on net asset value(c)	4.72%	(.32)%	1.94%	3.58%	(1.62)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$498,857	$485,386	$424,291	$333,311	$386,448

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements	.67%	.67%	.67%	.68%	.67%

Net investment income(b)	2.47%	2.27%	2.05%	1.93%	1.66%

Portfolio turnover rate	12%	15%	9%	9%	17%

See footnote summary on page 64.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 63

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 9.99	$ 10.25	$ 10.26	$ 10.12	$ 10.46

Income From Investment Operations

Net investment income(a)(b)	.26	.24	.22	.21	.18

Net realized and unrealized gain (loss) on investment transactions	.21	(.25)	(.01)	.15	(.34)

Net increase (decrease) in net asset value from operations	.47	(.01)	.21	.36	(.16)

Less: Dividends

Dividends from net investment income	(.27)	(.25)	(.22)	(.22)	(.18)

Net asset value, end of period	$ 10.19	$ 9.99	$ 10.25	$ 10.26	$ 10.12

Total Return

Total investment return based on net asset value(c)	4.73%	(.12)%	2.04%	3.58%	(1.52)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$238,306	$231,109	$213,880	$170,155	$176,066

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.57%	.57%	.57%	.58%	.57%

Net investment income(b)	2.57%	2.37%	2.14%	2.03%	1.76%

Portfolio turnover rate.	12%	15%	9%	9%	17%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

64 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Bond Inflation Strategy (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 65

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 26, 2019

66 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert B. (“Guy”) Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 67

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 69

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 71

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 73

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Robert B. “Guy” Davidson III 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer—Municipal Business.

Terrance T. Hults 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head—Municipal Portfolio Management.

Matthew J. Norton 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head—Municipal Portfolio Management.

Andrew D. Potter 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

74 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 75

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits

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relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were

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lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 79

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0151-1019

OCT    10.31.19

ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

ANNUAL REPORT

December 17, 2019

This report provides management’s discussion of fund performance for AB Short Duration Income Portfolio for the annual reporting period ended October 31, 2019.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	Since Inception[1]

AB SHORT DURATION INCOME PORTFOLIO

Class A Shares	3.52%	7.09%

Class C Shares	3.00%	6.23%

Advisor Class Shares[2]	3.61%	7.25%

Bloomberg Barclays 1-5 Year US Government/Credit Index	2.97%	5.73%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-5 Year US Government/Credit Index, for the six-month period ended October 31, 2019, and the period since the Fund’s inception on December 12, 2018, through October 31, 2019.

During the period since inception, all share classes of the Fund outperformed the benchmark, before sales charges. Sector and industry selections in commercial mortgage-backed securities and agency risk-sharing transactions were the primary contributors, relative to the benchmark, which more than offset losses in investment-grade corporates. Country allocation also added to returns, the result of off-benchmark allocations to the eurozone and a number of countries, including Brazil and Indonesia, while yield-curve positioning in the US, eurozone and Brazil added to returns. At the security level, an underweight to US investment-grade corporate bonds modestly added to returns. Currency exposures detracted from performance, as off-benchmark gains in the Swiss franc and the yen were more than offset by losses in the Mexican peso, South Korean won and Brazilian real.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Country allocation and yield-curve

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positioning were the primary contributors due to off-benchmark allocations to the eurozone and a number of countries, including Brazil and Indonesia, as well as yield-curve positioning in the US, eurozone and Brazil. Sector and industry selection in commercial mortgage-backed securities also added to returns. At the security level, an underweight to US investment-grade corporate bonds modestly added to returns. Currency exposures detracted from performance because of off-benchmark losses in the Mexican peso, Australian dollar and Brazilian real.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaps and interest rate swaptions to manage and hedge duration risk and take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used both to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets performed strongly over the 12-month period ended October 31, 2019. The US Federal Reserve lowered interest rates three times, reacting to slowing global growth, declining manufacturing output and faltering business confidence from the ongoing US-China trade conflict. The European Central Bank followed suit in September by cutting rates to a record low and announcing the resumption of quantitative easing. The Reserve Bank of Australia cut interest rates three times to a new low, while the Bank of Japan issued guidance for low interest rates well into 2020. The Bank of Canada maintained interest rates, as the country’s overall economy remained in balance. Central bankers in numerous other developed and emerging markets also lowered interest rates and signaled further monetary easing and potential fiscal stimulus measures to boost faltering demand. Inflation remained below target in most developed countries and was falling in emerging markets.

Long-dated developed-market treasury securities and emerging-market sovereign debt were strong performers given their interest-rate sensitivity. Investment-grade corporate bond returns were also robust, and spreads remained near historical lows, outperforming high-yield bonds. At the end of the period, positive signs emerged of a partial US-China trade agreement and an increased likelihood of the UK leaving the European Union at the end of January 2020 with a negotiated deal. The US dollar remained strong as a safe haven during a period of increased global growth uncertainty, but weakened in October against most developed- and emerging-market currencies.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds,

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the non-securitized component of the Bloomberg Barclays US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

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DISCLOSURES AND RISKS (continued)

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/12/20181 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Income Portfolio Class A shares (from 12/12/20181 to 10/31/2019) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/12/2018.

8 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			0.69%

Since Inception[2]	7.09%	2.57%

CLASS C SHARES			-0.19%

Since Inception[2]	6.23%	5.23%

ADVISOR CLASS SHARES[3]			0.92%

Since Inception[2]	7.25%	7.25%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.25%, 2.05% and 1.05% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before November 15, 2019. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2019.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	2.09%

CLASS C SHARES

Since Inception[1]	4.91%

ADVISOR CLASS SHARES[2]

Since Inception[1]	6.74%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.20	$3.69	0.72%
Hypothetical**	$1,000	$1,021.58	$3.67	0.72%
Class C
Actual	$1,000	$1,030.00	$7.78	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$1,036.10	$2.72	0.53%
Hypothetical**	$1,000	$1,022.53	$2.70	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 11

PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $15.5

SECURITY TYPE BREAKDOWN1

	Long	Short

Governments – Treasuries	29.5%	-3.9%

Collateralized Mortgage Obligations	21.1	—

Mortgage Pass-Throughs	14.9	—

Commercial Mortgage-Backed Securities	9.8	—

Inflation-Linked Securities	7.8	—

Repurchase Agreements	3.9	—

U.S. Treasury Bills	3.9	—

Asset-Backed Securities	3.3	—

Governments – Sovereign Agencies	2.8	—

Emerging Markets – Treasuries	2.7	—

Corporates – Non-Investment Grade	1.5	—

Corporates – Investment Grade	1.3	—

Bank Loans	0.5	—

Emerging Markets – Sovereigns	0.3	—

Quasi-Sovereigns	0.3	—

Short-Term	0.3	—

1

All data are as of October 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2019

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 38.1%
Indonesia – 2.6%
Indonesia Treasury Bond
Series FR53 8.25%, 7/15/21	IDR	1,625,000	$119,817
Series FR56 8.375%, 9/15/26		227,000	17,659
Series FR70 8.375%, 3/15/24		137,000	10,473
Series FR77 8.125%, 5/15/24		2,414,000	183,410
Series FR78 8.25%, 5/15/29		916,000	70,934

			402,293

Ireland – 2.0%
Ireland Government Bond 3.40%, 3/18/24(a)	EUR	235	306,122

Italy – 2.9%
Italy Buoni Poliennali Del Tesoro 4.50%, 3/01/24		338	445,644

Mexico – 1.2%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	3,550	192,509

Peru – 1.1%
Peru Government Bond 5.70%, 8/12/24	PEN	500	165,590

United States – 28.3%
U.S. Treasury Bonds 6.125%, 11/15/27(b)	U.S.$	2,453	3,280,504
U.S. Treasury Notes 1.625%, 8/15/29		558	554,588
2.875%, 8/15/28(b)		435	477,339
3.125%, 11/15/28		76	84,902

			4,397,333

Total Governments – Treasuries (cost $5,613,016)			5,909,491

COLLATERALIZED MORTGAGE OBLIGATIONS – 27.3%
Risk Share Floating Rate – 25.6%
Bellemeade Re Ltd. Series 2019-1A, Class M2 4.523% (LIBOR 1 Month + 2.70%), 3/25/29(a)(c)		152	152,012

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-3A, Class M1B 3.423% (LIBOR 1 Month + 1.60%), 7/25/29(a)(c)	U.S.$	150	$150,149
Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2 4.273% (LIBOR 1 Month + 2.45%), 7/25/31(a)(c)		19	19,150
Series 2019-R02, Class 1M2 4.123% (LIBOR 1 Month + 2.30%), 8/25/31(a)(c)		30	30,186
Series 2019-R03, Class 1M2 3.973% (LIBOR 1 Month + 2.15%), 9/25/31(a)(c)		43	42,968
Series 2019-R05, Class 1M2 3.823% (LIBOR 1 Month + 2.00%), 7/25/39(a)(c)		35	35,036
Series 2019-R06, Class 2M2 3.923% (LIBOR 1 Month + 2.10%), 9/25/39(a)(c)		50	50,118
Series 2019-R07, Class 1M2 3.923% (LIBOR 1 Month + 2.10%), 10/25/39(a)(c)		55	54,990
Federal Home Loan Mortgage Corp. Series 2019-DNA4, Class M2 3.828% (LIBOR 1 Month + 1.95%), 10/25/49(a)(c)		34	33,932
Series 2019-HQA1, Class M2 4.173% (LIBOR 1 Month + 2.35%), 2/25/49(a)(c)		20	19,716
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN4, Class M3 6.373% (LIBOR 1 Month + 4.55%), 10/25/24(c)		251	269,519
Series 2017-DNA2, Class M2 5.273% (LIBOR 1 Month + 3.45%), 10/25/29(c)		400	424,745
Series 2018-DNA1, Class M2 3.623% (LIBOR 1 Month + 1.80%), 7/25/30(c)		88	87,962
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 6.723% (LIBOR 1 Month + 4.90%), 11/25/24(c)		277	302,794
Series 2016-C04, Class 1M2 6.073% (LIBOR 1 Month + 4.25%), 1/25/29(c)		400	422,670
Series 2016-C05, Class 2M2 6.273% (LIBOR 1 Month + 4.45%), 1/25/29(c)		358	376,167

14 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C02, Class 2B1 7.323% (LIBOR 1 Month + 5.50%), 9/25/29(c)	U.S.$	24	$28,008
Series 2017-C02, Class 2M2 5.473% (LIBOR 1 Month + 3.65%), 9/25/29(c)		471	493,609
Series 2017-C04, Class 2M2 4.673% (LIBOR 1 Month + 2.85%), 11/25/29(c)		73	75,075
Series 2017-C05, Class 1M2 4.023% (LIBOR 1 Month + 2.20%), 1/25/30(c)		75	75,883
Series 2017-C07, Class 2M2 4.323% (LIBOR 1 Month + 2.50%), 5/25/30(c)		175	177,139
Home Re Ltd. Series 2018-1, Class M1 3.423% (LIBOR 1 Month + 1.60%), 10/25/28(a)(c)		119	119,810
Oaktown Re II Ltd. Series 2018-1A, Class M1 3.373% (LIBOR 1 Month + 1.55%), 7/25/28(a)(c)		113	113,060
Oaktown Re III Ltd. Series 2019-1A, Class M1B 3.773% (LIBOR 1 Month + 1.95%), 7/25/29(a)(c)		150	149,984
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 4.164% (LIBOR 1 Month + 2.70%), 8/27/24(c)(d)		100	100,002
Radnor Re Ltd. Series 2019-2, Class M1B 3.573% (LIBOR 1 Month + 1.75%), 6/25/29(a)(c)		155	155,000
STACR Trust Series 2019-DNA3, Class M2 3.873% (LIBOR 1 Month + 2.05%), 7/25/49(a)(c)		16	16,087

			3,975,771

Agency Floating Rate – 1.2%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 4.179% (6.10% – LIBOR 1 Month), 8/15/44(c)(e)		214	39,191
Series 4906, Class SA 4.129% (6.05% – LIBOR 1 Month), 9/25/49(c)(e)		205	37,672

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2019-25, Class SA 4.227% (6.05% – LIBOR 1 Month), 6/25/49(c)(e)	U.S.$	95	$19,112
Federal National Mortgage Association REMICs Series 2010-129, Class PS 4.877% (6.70% – LIBOR 1 Month), 11/25/38(c)(e)		429	14,823
Series 2012-17, Class ES 4.727% (6.55% – LIBOR 1 Month), 3/25/41(c)(e)		193	26,853
Series 2012-17, Class SE 4.127% (5.95% – LIBOR 1 Month), 3/25/42(c)(e)		105	25,027
Series 2019-42, Class SQ 4.227% (6.05% – LIBOR 1 Month), 8/25/49(c)(e)		127	20,127

			182,805

Agency Fixed Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 4/15/41(f)		153	36,505
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/31(f)		532	37,927
Series 2016-64, Class BI 5.00%, 9/25/46(f)		57	10,715

			85,147

Total Collateralized Mortgage Obligations (cost $4,273,098)			4,243,723

MORTGAGE PASS-THROUGHS – 19.4%
Agency Fixed Rate 30-Year – 19.4%
Federal National Mortgage Association Series 2019 3.50%, 11/01/49, TBA		1,865	1,915,146
4.50%, 11/01/49, TBA		681	715,900
5.00%, 11/01/49, TBA		349	373,073

Total Mortgage Pass-Throughs (cost $3,007,716)			3,004,119

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.7%
Non-Agency Fixed Rate CMBS – 11.3%
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.712%, 5/10/58(f)		96	8,361

16 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust Series 2016-P3, Class XA 1.688%, 4/15/49(f)	U.S.$	1,194	$92,203
Series 2017-P7, Class XA 1.127%, 4/14/50(f)		990	63,887
Commercial Mortgage Trust Series 2014-CR16, Class D 4.928%, 4/10/47(a)		100	98,799
Series 2015-CR27, Class XA 1.105%, 10/10/48(f)		1,485	65,917
Series 2016-DC2, Class XA 1.015%, 2/10/49(f)		1,951	98,263
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.774%, 4/15/50(a)		100	98,231
GS Mortgage Securities Trust Series 2013-GC13, Class C 4.083%, 7/10/46(a)		100	103,413
Series 2013-GC13, Class D 4.083%, 7/10/46(a)		100	99,088
Series 2014-GC22, Class D 4.691%, 6/10/47(a)		40	39,220
Series 2016-GS3, Class XA 1.256%, 10/10/49(f)		1,525	98,792
Series 2017-GS5, Class XA 0.816%, 3/10/50(f)		1,588	82,230
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class E 4.652%, 10/15/45(a)		100	98,564
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.702%, 8/15/46(a)		75	73,860
Series 2014-C26, Class C 4.382%, 1/15/48		74	78,625
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18, Class C 4.52%, 10/15/47		59	62,371
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.57%, 5/10/45(a)		125	125,532
Series 2017-C1, Class XA 1.57%, 6/15/50(f)		1,386	124,344
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.31%, 4/10/46(a)		81	78,665
Wells Fargo Commercial Mortgage Trust Series 2016-C32, Class XA 1.302%, 1/15/59(f)		961	59,048

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-LC24, Class XA 1.678%, 10/15/49(f)	U.S.$	946	$82,993
WFRBS Commercial Mortgage Trust Series 2011-C4, Class E 5.23%, 6/15/44(a)		25	25,040

			1,757,446

Non-Agency Floating Rate CMBS – 1.4%
BFLD Trust Series 2019-DPLO, Class E 4.154% (LIBOR 1 Month + 2.24%), 10/15/34(a)(c)		10	10,000
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 5.921% (LIBOR 1 Month + 4.00%), 5/15/36(a)(c)		13	13,000
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class D 3.367% (LIBOR 1 Month + 1.45%), 7/15/33(a)(c)		100	99,843
Starwood Retail Property Trust Series 2014-STAR, Class A 3.134% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		89	88,475

			211,318

Total Commercial Mortgage-Backed Securities (cost $1,959,557)			1,968,764

INFLATION-LINKED SECURITIES – 10.1%
United States – 10.1%
U.S. Treasury Inflation Index 0.125%, 1/15/22-7/15/24 (cost $1,570,387)		1,578	1,574,052

ASSET-BACKED SECURITIES – 4.3%
Autos - Fixed Rate – 2.2%
Exeter Automobile Receivables Trust Series 2018-4A, Class E 5.38%, 7/15/25(a)		115	120,031
Series 2019-1A, Class E 5.20%, 1/15/26(a)		40	41,864
Series 2019-2A, Class E 4.68%, 5/15/26(a)		15	15,416
First Investors Auto Owner Trust Series 2019-1A, Class E 4.53%, 6/16/25(a)		150	154,589
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 4/15/25(a)		14	14,124

			346,024

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 2.1%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 7.995%, 11/15/44(a)(g)	U.S.$	16	$15,515
Consumer Loan Underlying Bond CLUB Credit Trust Series 2019-P2, Class B 2.83%, 10/15/26(a)(g)		100	99,922
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 9/15/28(a)(g)		100	102,870
Series 2019-1A, Class C 4.42%, 4/16/29(a)(g)		100	102,069

			320,376

Total Asset-Backed Securities (cost $655,647)			666,400

GOVERNMENTS – SOVEREIGN AGENCIES – 3.6%
Canada – 3.6%
Canada Housing Trust No. 1 2.65%, 12/15/28(a) (cost $564,538)	CAD	690	559,932

EMERGING MARKETS – TREASURIES – 3.5%
Brazil – 0.9%
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 1/01/23	BRL	487	137,459

South Africa – 2.6%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	6,000	399,532
Series 2030 8.00%, 1/31/30		235	14,326

			413,858

Total Emerging Markets – Treasuries (cost $568,871)			551,317

CORPORATES – NON-INVESTMENT GRADE – 1.9%
Industrial – 1.4%
Basic – 0.1%
Eldorado Gold Corp. 9.50%, 6/01/24(a)	U.S.$	8	8,640

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Graphic Packaging International LLC 4.75%, 7/15/27(a)	U.S.$	6	$6,379

			15,019

Capital Goods – 0.2%
Bombardier, Inc. 7.50%, 3/15/25(a)		8	7,651
GFL Environmental, Inc. 7.00%, 6/01/26(a)		8	8,517
Triumph Group, Inc. 5.25%, 6/01/22		8	7,892

			24,060

Communications - Media – 0.1%
DISH DBS Corp. 5.00%, 3/15/23		8	8,057
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		6	5,924

			13,981

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings SA 8.50%, 10/15/24(a)		8	8,061

Consumer Cyclical - Automotive – 0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(a)		3	3,175
8.50%, 5/15/27(a)		8	8,060
Truck Hero, Inc. 8.50%, 4/21/24(a)		5	4,975

			16,210

Consumer Cyclical - Other – 0.1%
Taylor Morrison Communities, Inc. 5.875%, 6/15/27(a)		15	16,763

Consumer Cyclical - Retailers – 0.1%
Staples, Inc. 7.50%, 4/15/26(a)		15	15,616

Consumer Non-Cyclical – 0.3%
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		8	7,805
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(h)		8	8,098
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(a)		7	7,683

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tenet Healthcare Corp. 4.875%, 1/01/26(a)	U.S.$	9	$9,323
8.125%, 4/01/22		7	7,574

			40,483

Energy – 0.0%
Rowan Cos., Inc. 4.875%, 6/01/22		8	5,360

Other Industrial – 0.0%
IAA, Inc. 5.50%, 6/15/27(a)		5	5,363

Services – 0.1%
Harsco Corp. 5.75%, 7/31/27(a)		15	15,688

Technology – 0.1%
CommScope, Inc. 5.50%, 3/01/24(a)		20	20,294

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/27(a)		2	2,056
XPO Logistics, Inc. 6.75%, 8/15/24(a)		10	10,863

			12,919

			209,817

Financial Institutions – 0.5%
Banking – 0.4%
HSBC Finance Corp. 6.676%, 1/15/21		61	63,768

Insurance – 0.0%
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(h)		9	7,542

Other Finance – 0.1%
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		8	8,204

			79,514

Utility – 0.0%
Electric – 0.0%
Talen Energy Supply LLC 7.25%, 5/15/27(a)		5	4,986

Total Corporates – Non-Investment Grade (cost $289,213)			294,317

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 1.7%
Industrial – 1.2%
Consumer Cyclical - Automotive – 0.4%
General Motors Financial Co., Inc. 5.10%, 1/17/24	U.S.$	53	$57,216

Consumer Non-Cyclical – 0.2%
BAT Capital Corp. 3.215%, 9/06/26		30	29,884

Technology – 0.6%
Broadcom, Inc. 4.25%, 4/15/26(a)		62	64,704
Micron Technology, Inc. 4.185%, 2/15/27		28	29,216
4.975%, 2/06/26		8	8,667

			102,587

			189,687

Financial Institutions – 0.5%
REITS – 0.5%
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24		11	11,585
Service Properties Trust 4.35%, 10/01/24		37	37,850
4.75%, 10/01/26		18	18,481

			67,916

Total Corporates – Investment Grade (cost $247,187)			257,603

BANK LOANS – 0.7%
Industrial – 0.6%
Communications - Media – 0.1%
Univision Communications Inc. 4.536% (LIBOR 1 Month + 2.75%), 3/15/24(i)		10	9,634

Consumer Non-Cyclical – 0.3%
athenahealth, Inc. 6.681% (LIBOR 3 Month + 4.50%), 2/11/26(i)		19	18,824
U.S. Renal Care, Inc. 6.786% (LIBOR 1 Month + 5.00%), 6/26/26(i)		20	18,439

			37,263

Services – 0.1%
Parexel International Corporation 4.536% (LIBOR 1 Month + 2.75%), 9/27/24(i)		5	4,335

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Team Health Holdings, Inc. 4.536% (LIBOR 1 Month + 2.75%), 2/06/24(i)	U.S.$	20	$15,272

			19,607

Technology – 0.1%
Avaya Inc. 6.164% (LIBOR 1 Month + 4.25%), 12/15/24(i)		7	7,077
6.171% (LIBOR 1 Month + 4.25%), 12/15/24(i)		12	11,864

			18,941

			85,445

Financial Institutions – 0.1%
Finance – 0.0%
Ellie Mae, Inc. 5.863% (LIBOR 2 Month + 4.00%), 4/17/26(i)		9	8,648

Insurance – 0.1%
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 5.786% (LIBOR 1 Month + 4.00%), 9/03/26(i)(j)		11	10,858

			19,506

Total Bank Loans (cost $110,160)			104,951

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Mexico – 0.4%
Petroleos Mexicanos 4.625%, 9/21/23		40	41,840
6.49%, 1/23/27(a)		22	23,441

Total Quasi-Sovereigns (cost $63,053)			65,281

EMERGING MARKETS – SOVEREIGNS – 0.3%
Lebanon – 0.1%
Lebanon Government International Bond 6.10%, 10/04/22(a)		16	9,600

Nigeria – 0.2%
Nigeria Government International Bond 5.625%, 6/27/22		40	41,287

Total Emerging Markets – Sovereigns (cost $53,804)			50,887

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 10.8%
U.S. Treasury Bills – 5.1%
U.S. Treasury Bill Zero Coupon, 12/26/19 (cost $792,841)	U.S.$	795	$793,130

Repurchase Agreements – 5.1%
HSBC Bank USA 1.75%, dated 10/31/19 due 11/03/19 in the amount of $785,098 (collateralized by $784,000, U.S. Treasury Note, 1.50% due 8/31/21, value $783,142) (cost $784,980)		785	784,980

		Shares
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.78%(k)(l)(m) (cost $56,606)		56,606	56,606

		Principal Amount (000)
Governments – Treasuries – 0.2%
Egypt – 0.2%
Egypt Treasury Bills Series 273D Zero Coupon, 4/21/20	EGP	450	25,990
Series 364D Zero Coupon, 1/21/20		50	2,996

Total Governments – Treasuries (cost $28,790)			28,986

Total Short-Term Investments (cost $1,663,217)			1,663,702

Total Investments Before Securities Sold Short – 134.8% (cost $20,639,464)			20,914,539

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SECURITIES SOLD SHORT – (5.1)%
GOVERNMENTS – TREASURIES – (5.1)%
Treasuries – (5.1)%
U.S. Treasury Notes 1.50%, 8/31/21 (proceeds $783,220)	U.S.$	(784)	$(782,843)

Total Investments – 129.7% (cost $19,856,244)			20,131,696
Other assets less liabilities – (29.7)%			(4,613,616)

Net Assets – 100.0%			$15,518,080

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Canadian Bond Futures	5	December 2019	$539,215	$12,938
Euro-Bund Futures	1	December 2019	191,564	(904)
Euro-Schatz Futures	5	December 2019	624,958	3,425
U.S. 10 Yr Ultra Futures	1	December 2019	142,110	(2,205)
U.S. T-Note 2 Yr (CBT) Futures	7	December 2019	1,509,211	2,069
U.S. T-Note 5 Yr (CBT) Futures	10	December 2019	1,192,031	(2,458)

				$12,865

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	77		RUB	4,949		11/14/19	$365
Citibank, NA	USD	2		INR	116		1/16/20	11
Deutsche Bank AG	BRL	419		USD	100		11/04/19	(4,388)
Deutsche Bank AG	USD	105		BRL	419		11/04/19	(167)
Goldman Sachs Bank USA	CAD	763		USD	575		11/22/19	(4,201)
JPMorgan Chase Bank, NA	RUB	2,416		USD	37		11/14/19	(406)
JPMorgan Chase Bank, NA	IDR	5,748,503		USD	401		11/21/19	(6,280)
State Street Bank & Trust Co.	ZAR	6,001		USD	405		11/21/19	9,120
State Street Bank & Trust Co.	MXN	3,699		USD	191		1/07/20	275
State Street Bank & Trust Co.	GBP	0	**	USD	0	**	1/10/20	(2)
State Street Bank & Trust Co.	EUR	402		USD	451		1/16/20	49
State Street Bank & Trust Co.	EUR	267		USD	294		1/16/20	(4,897)
State Street Bank & Trust Co.	USD	7		EUR	6		1/16/20	70
UBS AG	BRL	419		USD	105		11/04/19	167
UBS AG	USD	105		BRL	419		11/04/19	(669)
UBS AG	BRL	419		USD	105		12/03/19	691

								$(10,262)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	(5.00)%	Quarterly	3.40%	USD	580	$(44,509)	$(41,099)	$(3,410)

Sale Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.15	USD	149	12,154	8,303	3,851
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00	Quarterly	3.40	USD	1,339	102,675	77,703	24,972
Federative Republic of Brazil, 4.25%, 1/07/25, 12/20/24*	1.00	Quarterly	1.21	USD	110	(1,013)	(1,696)	683
Ford Motor Company, 4.346%, 12/08/26, 6/20/24*	5.00	Quarterly	1.77	USD	40	5,769	5,214	555
iTraxx-Xover Series 32, 5 Year Index, 12/20/24*	5.00	Quarterly	2.40	EUR	80	11,509	11,659	(150)
Republic of Indonesia, 5.875%, 3/13/20, 12/20/24*	1.00	Quarterly	0.76	USD	80	1,020	466	554
Republic of South Africa, 5.50%, 3/09/20, 12/20/24*	1.00	Quarterly	1.88	USD	80	(3,269)	(3,023)	(246)
Republic of Turkey, 11.875%, 1/15/30, 12/20/24*	1.00	Quarterly	3.34	USD	116	(12,221)	(14,483)	2,262

						$72,115	$43,044	$29,071

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	670	5/24/21	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	$(11,063)	$—	$(11,063)
CAD	680	5/22/24	3 Month CDOR	1.985%	Semi-Annual/Semi-Annual	4,866	—	4,866

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	260	5/24/24	2.206%	3 Month LIBOR	Semi-Annual/ Quarterly	$(9,710)	$—	$(9,710)

						$(15,907)	$—	$(15,907)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	1.88%	USD	360	$1,508	$(11,675)	$13,183
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	555	(47,240)	(78,255)	31,015
JPMorgan Securities, LLC CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	11.58	USD	196	(30,150)	(39,203)	9,053

						$(75,882)	$(129,133)	$53,251

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	3 Month LIBOR	Maturity	USD	152	12/20/19	$1,813

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2019
HSBC Bank USA†	1.91%	—	$471,215
HSBC Bank USA†	1.89%	—	761,134
JPMorgan Chase Bank†	1.67%	—	509,364

			$1,741,713

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2019.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days		Total
Governments – Treasuries	$1,741,713	$	– 0	–	$	– 0	–	$	– 0 –	$1,741,713

**	Contracts less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $4,017,988 or 25.9% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.64% of net assets as of October 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-3R, Class A
4.164%, 8/27/24	10/11/19	$100,000	$100,002	0.64%

(e)	Inverse interest only security.

(f)	IO – Interest Only.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2019.

(i)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2019.

(j)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Affiliated investments.

(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(m)	The rate shown represents the 7-day yield as of period end.

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

MXN – Mexican Peso

PEN – Peruvian Sol

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value
Unaffiliated issuers (cost $20,582,858)	$20,857,933
Affiliated issuers (cost $56,606)	56,606
Cash collateral due from broker	193,006
Foreign currencies, at value (cost $31,593)	31,908
Receivable for investment securities sold	1,675,855
Unaffiliated interest and dividends receivable	152,728
Receivable for newly entered credit default swaps	44,483
Receivable due from Adviser	27,565
Unrealized appreciation on forward currency exchange contracts	10,748
Deferred offering expense	7,032
Unrealized appreciation on total return swaps	1,813
Market value on credit default swaps (net premiums received $11,675)	1,508
Affiliated dividends receivable	29
Receivable for newly entered total return swaps	9

Total assets	23,061,223

Liabilities
Due to custodian	439
Payable for investment securities purchased	4,751,967
Payable for reverse repurchase agreements	1,741,713
Payable for securities sold short, at value (proceeds received $783,220)	782,843
Market value on credit default swaps (net premiums received $117,458)	77,390
Dividends payable	44,194
Payable for variation margin on centrally cleared swaps	22,679
Unrealized depreciation on forward currency exchange contracts	21,010
Payable for variation margin on futures	13,005
Directors’ fees payable	2,871
Transfer Agent fee payable	1,295
Payable for terminated total return swaps	219
Distribution fee payable	11
Accrued expenses and other liabilities	83,507

Total liabilities	7,543,143

Net Assets	$15,518,080

Composition of Net Assets
Capital stock, at par	$1,500
Additional paid-in capital	14,989,430
Distributable earnings	527,150

$15,518,080

See notes to financial statements.

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,345	1,000	$10.35	*

C	$10,344	1,000	$10.34

Advisor	$15,497,391	1,498,000	$10.35

*	The maximum offering price per share for Class A shares was $10.81 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

STATEMENT OF OPERATIONS

For the Period of December 12, 2018(a) to October 31, 2019

Investment Income
Interest (net of foreign taxes withheld of $5,644)	$513,274
Dividends—Affiliated issuers	2,463	$515,737

Expenses
Advisory fee (see Note B)	47,426
Distribution fee—Class A	18
Distribution fee—Class C	90
Transfer agency—Class A	10
Transfer agency—Class C	15
Transfer agency—Advisor Class	15,770
Custodian	87,204
Administrative	72,558
Amortization of offering expenses	54,090
Audit and tax	46,003
Legal	37,974
Directors’ fees	18,990
Printing	15,000
Registration fees	647
Miscellaneous	3,587

Total expenses before interest expense	399,382
Interest expense	6,120

Total expenses	405,502
Less: expenses waived and reimbursed by the Adviser (see Note B)	(338,398)

Net expenses		67,104

Net investment income		448,633

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)		265,967
Forward currency exchange contracts		(37,477)
Futures		21,537
Swaps		137,206
Swaptions written		(108,890)
Foreign currency transactions		(7,158)
Net change in unrealized appreciation/depreciation of:
Investments(c)		273,784
Securities sold short		377
Forward currency exchange contracts		(10,262)
Futures		12,865
Swaps		68,228
Foreign currency denominated assets and liabilities		312

Net gain on investment and foreign currency transactions		616,489

Net Increase in Net Assets from Operations		$1,065,122

(a)	Commencement of operations.

(b)	Net of foreign capital gains taxes of $1,142.

(c)	Net of increase in accrued foreign capital gains taxes of $1,291.

See notes to financial statements.

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	December 12, 2018(a) to October 31, 2019
Increase in Net Assets from Operations
Net investment income	$448,633
Net realized gain on investment and foreign currency transactions	271,185
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	345,304

Net increase in net assets from operations	1,065,122
Distributions to Shareholders
Class A	(349)
Class C	(277)
Advisor Class	(546,416)
Capital Stock Transactions
Net increase	15,000,000

Total increase	15,518,080
Net Assets
Beginning of period	– 0	–

End of period	$15,518,080

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on December 12, 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. As of October 31, 2019, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$5,909,491		$	– 0	–	$5,909,491
Collateralized Mortgage Obligations		– 0	–	4,243,723			– 0	–	4,243,723
Mortgage Pass-Throughs		– 0	–	3,004,119			– 0	–	3,004,119
Commercial Mortgage-Backed Securities		– 0	–	1,968,764			– 0	–	1,968,764
Inflation-Linked Securities		– 0	–	1,574,052			– 0	–	1,574,052
Asset-Backed Securities		– 0	–	346,024			320,376		666,400
Governments – Sovereign Agencies		– 0	–	559,932			– 0	–	559,932
Emerging Markets – Treasuries		– 0	–	551,317			– 0	–	551,317
Corporates – Non-Investment Grade		– 0	–	294,317			– 0	–	294,317
Corporates – Investment Grade		– 0	–	257,603			– 0	–	257,603
Bank Loans		– 0	–	104,951			– 0	–	104,951
Quasi-Sovereigns		– 0	–	65,281			– 0	–	65,281
Emerging Markets – Sovereigns		– 0	–	50,887			– 0	–	50,887
Short-Term Investments:
U.S. Treasury Bills		– 0	–	793,130			– 0	–	793,130
Repurchase Agreements		784,980		– 0	–		– 0	–	784,980
Investment Companies		56,606		– 0	–		– 0	–	56,606
Governments – Treasuries		– 0	–	28,986			– 0	–	28,986
Liabilities:
Governments – Treasuries		– 0	–	(782,843)			– 0	–	(782,843)

Total Investments in Securities		841,586		18,969,734			320,376		20,131,696

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(a):
Assets:
Futures	$18,432		$	– 0	–	$	– 0	–	$18,432	(b)
Forward Currency Exchange Contracts	– 0	–		10,748			– 0	–	10,748
Centrally Cleared Credit Default Swaps	– 0	–		133,127			– 0	–	133,127	(b)
Centrally Cleared Interest Rate Swaps	– 0	–		4,866			– 0	–	4,866	(b)
Credit Default Swaps	– 0	–		1,508			– 0	–	1,508
Total Return Swaps	– 0	–		1,813			– 0	–	1,813
Liabilities:
Futures	(5,567)			– 0	–		– 0	–	(5,567	)(b)
Forward Currency Exchange Contracts	– 0	–		(21,010)			– 0	–	(21,010)
Centrally Cleared Credit Default Swaps	– 0	–		(61,012)			– 0	–	(61,012	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–		(20,773)			– 0	–	(20,773	)(b)
Credit Default Swaps	– 0	–		(77,390)			– 0	–	(77,390)
Reverse Repurchase Agreements	(1,741,713)			– 0	–		– 0	–	(1,741,713)

Total	$(887,262)			$18,941,611			$320,376		$18,374,725

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities			Total
Balance as of 12/12/18(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(157)			(157)
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		1,909			1,909
Purchases/Payups		318,624			318,624
Sales/Paydowns		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 10/31/19		$320,376			$320,376

Net change in unrealized appreciation/depreciation from investments held as of 10/31/19(b)		$1,909			$1,909

(a)	Commencement of operations.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2019, all Level 3 securities were priced by third party vendors.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified

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cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Offering Expenses

Offering expenses of $61,122 were deferred and amortized on a straight line basis over a one year period starting from December 12, 2018 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of

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NOTES TO FINANCIAL STATEMENTS (continued)

any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the period ended October 31, 2019, such reimbursement/waivers amounted to $265,740. The Expense Caps may not be terminated by the Adviser before November 15, 2019. Any fees waived and expenses borne by the Adviser until one year after the date that shares of the Fund are first offered to the public are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $265,740 for the period ended October 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended October 31, 2019, the Adviser voluntarily agreed to waive such fees in the amount of $72,558.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $14,056 for the period ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee

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NOTES TO FINANCIAL STATEMENTS (continued)

of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended October 31, 2019, such waiver amounted to $100.

A summary of the Fund’s transactions in AB mutual funds for the period ended October 31, 2019 is as follows:

Fund	Market Value 12/12/18(a) (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$9,870	$9,813	$57	$2

(a)	Commencement of operations

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2019 were as follows:

	Purchases	Sales	Securities Sold Short			Covers on Securities Sold Short
Investment securities (excluding U.S. government securities)	$9,170,550	$2,201,587	$	– 0	–	$	– 0	–
U.S. government securities	40,148,396	28,150,954		783,180			– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized			Net Unrealized Appreciation on Securities Sold Short		Net Unrealized Appreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments	Net Unrealized Appreciation on Investments
$ 20,639,464	$497,083	$(220,414)	$276,669	$377	(a)	$277,046

(a)	Gross unrealized appreciation was $377 and gross unrealized depreciation was $(0), resulting in net unrealized appreciation of $377.

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended October 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the period ended October 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes. During the period ended October 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions

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NOTES TO FINANCIAL STATEMENTS (continued)

in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent

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a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended October 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended October 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the period ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$18,432	*	Receivable/Payable for variation margin on futures	$5,567	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	32,877	*	Receivable/Payable for variation margin on centrally cleared swaps	3,806	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	4,866	*	Receivable/Payable for variation margin on centrally cleared swaps	20,773	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	10,748		Unrealized depreciation on forward currency exchange contracts	21,010

Credit contracts	Market value on credit default swaps	1,508		Market value on credit default swaps	77,390

Credit contracts	Unrealized appreciation on total return swaps	1,813

Total		$70,244			$128,546

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$21,537	$12,865

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(37,477)	(10,262)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$96,380	$	– 0	–

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(555)		– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(109,850)		– 0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	960		– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	8,245		(15,907)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	128,961		84,135

Total		$108,201		$70,831

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended October 31, 2019:

Futures:
Average notional amount of buy contracts	$424,766	(a)
Average notional amount of sale contracts	$2,571,191	(b)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,613,419	(c)
Average principal amount of sale contracts	$2,878,883	(c)
Purchased Swaptions:
Average notional amount	$1,270,000	(d)
Swaptions Written:
Average notional amount	$560,000	(d)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,442,982	(e)
Credit Default Swaps:
Average notional amount of sale contracts	$1,212,182	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$405,980	(a)
Average notional amount of sale contracts	$1,854,671	(c)
Total Return Swaps:
Average notional amount	$358,183	(f)

(a)	Positions were open for four months during the period.

(b)	Positions were open for ten months during the period.

(c)	Positions were open for eleven months during the period.

(d)	Positions were open for two months during the period.

(e)	Positions were open for six months during the period.

(f)	Positions were open for seven months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$376	$	– 0	–	$	– 0	–	$	– 0	–	$376
Credit Suisse International	1,508		(1,508)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,813		(1,813)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	9,514		(4,899)			– 0	–		– 0	–	4,615
UBS AG	858		(669)			– 0	–		– 0	–	189

Total	$14,069		$(8,889)		$	– 0	–	$	– 0	–	$5,180	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Credit Suisse International	$47,240	$(1,508)		$	– 0	–	$	– 0	–	$45,732
Deutsche Bank AG	4,555	– 0	–		– 0	–		– 0	–	4,555
Goldman Sachs Bank USA/Goldman Sachs International	4,201	(1,813)			– 0	–		– 0	–	2,388
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	36,836	– 0	–		– 0	–		– 0	–	36,836
State Street Bank & Trust Co.	4,899	(4,899)			– 0	–		– 0	–	– 0	–
UBS AG	669	(669)			– 0	–		– 0	–	– 0	–

Total	$98,400	$(8,889)		$	– 0	–	$	– 0	–	$89,511	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from

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short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the period ended October 31, 2019, the Fund earned drop income of $587 which is included in interest income in the accompanying statement of operations.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as

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such the return of such excess collateral may be delayed or denied. For the period ended October 31, 2019, the average amount of reverse repurchase agreements outstanding was $228,705 and the daily weighted average interest rate was 2.13%. At October 31, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $1,741,713 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$1,232,349	$(1,220,593)	$11,756
JPMorgan Chase Bank	509,364	(509,364)	– 0	–

Total	$1,741,713	$(1,729,957)	$11,756

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

6. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed

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rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the period ended October 31, 2019, the Fund had no commitments outstanding and did not receive commitment fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 12, 2018(a) October 31, 2019	December 12, 2018(a) October 31, 2019

Class A
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Class C
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Advisor Class
Shares sold	1,498,000	$14,980,000

Net increase	1,498,000	$14,980,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

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Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in

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higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working

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groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 2019.

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NOTE H

Distributions to Shareholders

The tax character of distributions paid during the period ended October 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$547,042

Total taxable distributions paid	$547,042

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$294,461
Undistributed capital gains	14,030
Other losses	(12,072	)(a)
Unrealized appreciation/(depreciation)	276,067	(b)

Total accumulated earnings/(deficit)	$572,486	(c)

(a)	As of October 31, 2019, the cumulative deferred loss on straddles was $12,072.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of swaps.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of offering costs resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim

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periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.28

Net realized and unrealized gain on investment and foreign currency transactions	.42

Net increase in net asset value from operations	.70

Less: Dividends

Dividends from net investment income	(.35)

Net asset value, end of period	$ 10.35

Total Return

Total investment return based on net asset value(d)	7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)^	.70%

Expenses, before waivers/reimbursements(e)^	3.18%

Net investment income(c)^	3.14%

Portfolio turnover rate**	178%

Portfolio turnover rate (including securities sold short)**	181%

See	footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.21

Net realized and unrealized gain on investment and foreign currency transactions	.41

Net increase in net asset value from operations	.62

Less: Dividends

Dividends from net investment income	(.28)

Net asset value, end of period	$ 10.34

Total Return

Total investment return based on net asset value(d)	6.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)^	1.49%

Expenses, before waivers/reimbursements(e)^	4.02%

Net investment income(c)^	2.34%

Portfolio turnover rate**	178%

Portfolio turnover rate (including securities sold short)**	181%

See	footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 12, 2018(a) to October 31, 2019

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.30

Net realized and unrealized gain on investment and foreign currency transactions	.41

Net increase in net asset value from operations	.71

Less: Dividends

Dividends from net investment income	(.36)

Net asset value, end of period	$ 10.35

Total Return

Total investment return based on net asset value(d)	7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)^	.49%

Expenses, before waivers/reimbursements(e)^	2.99%

Net investment income(c)^	3.31%

Portfolio turnover rate**	178%

Portfolio turnover rate (including securities sold short)**	181%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

December 12, 2018(a) to October 31, 2019

Class A
Net of waivers/reimbursements	.65%
Before waivers/reimbursements	3.13%
Class C
Net of waivers/reimbursements	1.45%
Before waivers/reimbursements	3.97%
Advisor Class
Net of waivers/reimbursements	.45%
Before waivers/reimbursements	2.95%

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration Income Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the period from December 12, 2018 (commencement of operations) through October 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the period from December 12, 2018 (commencement of operations) through October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2019

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended October 31, 2019. For foreign shareholders, 62.31% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income investment team. Messrs. DiMaggio, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 59 (2018)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.# Chairman of the Board 78 (2018)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 75 (2018)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 71 (2018)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 64 (2018)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 67 (2018)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,# 80 (2018)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also co-Head of Fixed-Income.

Douglas J. Peebles 54	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**, since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement and New Advisory Agreements

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) for an initial two-year period at a meeting held on July 31-August 2, 2018 (the “Meeting”), as well as new Advisory Agreements with the same terms (together with the Advisory Agreement, the “Advisory Agreements”) in connection with the plans of AXA S.A. to sell its remaining interest in AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser), subject to market conditions, in one or more transactions that may be deemed to involve an “assignment” of one or more advisory agreements between the Adviser and the Company in respect of the Fund.

Prior to approval of the Advisory Agreements, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreements with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the

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overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreements, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreements provide that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreements. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreements.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreements. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability

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would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreements would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreements, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management,

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research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the projected total expense ratio of the Class A shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the Fund for a one year period. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received

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from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

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Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 83

NOTES

84 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0151-1019

OCT    10.31.19

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Fixed Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 1

ANNUAL REPORT

December 12, 2019

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio for the annual reporting period ended October 31, 2019.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME PORTFOLIO

Class A Shares	3.19%	9.15%

Class C Shares	2.80%	8.33%

Advisor Class Shares[1]	3.32%	9.42%

Bloomberg Barclays Municipal Bond Index	3.54%	9.42%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2019.

For the 12-month period, all share classes except Advisor Class underperformed the benchmark; during the six-month period, all share classes underperformed the benchmark, before sales charges. For both periods, being modestly short-duration detracted, relative to the benchmark, as interest rates fell and being overweight taxable duration (through interest-rate swaps and individual bonds) detracted as well. Exposure to consumer price index (“CPI”) swaps contributed as interest rates fell more than breakeven inflation rates over the 12-month period. Security selection within the state general obligation bond sector contributed, as did an overweight to commercial mortgage-backed securities. During the 12-month period, yield-curve positioning in six- to seven-year duration municipals detracted. For the six-month period, yield-curve positioning in over 10-year duration municipals detracted.

The Fund utilized derivatives in the form of CPI swaps for hedging purposes, which added to absolute performance for the 12-month period and had no material impact for the six-month period. Interest rate swaps were utilized for hedging purposes and had no material impact on either period. Credit default swaps were utilized for hedging and investment purposes and added to performance over both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

Falling interest rates and a flattening of the yield curve were prominent themes throughout the 12-month period ended October 31, 2019. The yield for the 10-year US Treasury fell almost 1.5% over the period and the US Federal Reserve (“the Fed”) cut interest rates three times in 2019, taking the target for the Federal Funds rate down by 0.75% this year. The newly imposed limit on state and local tax deductions resulted in increased demand for municipals and municipal supply continues to be light. Lipper reported that municipal mutual funds had $75 billion of inflows through October 30, while the Fed reported that the outstanding volume of municipal bonds shrunk by $17 billion through the second quarter of 2019.

Long-maturity and high-yield municipal bonds were the best performers during the 12-month period, reflective of investors’ demand for additional income in the recent low-yield environment. The Fund maintained a slightly defensive interest-rate stance as the historically flat yield curve did not adequately compensate investor risk for taking additional long exposure. Given the fundamental strength of municipalities, the Fund maintained an overweight to mid-grade municipals.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income and selective below-investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.54% and 0.00%, respectively.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment-grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/11/20131 TO 10/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Portfolio Class A shares (from 12/11/20131 to 10/31/2019) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/11/2013.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.15%	5.91%

5 Years	3.35%	2.71%

Since Inception[1]	3.93%	3.40%

CLASS C SHARES

1 Year	8.33%	7.33%

5 Years	2.56%	2.56%

Since Inception[1]	3.17%	3.17%

ADVISOR CLASS SHARES[2]

1 Year	9.42%	9.42%

5 Years	3.59%	3.59%

Since Inception[1]	4.21%	4.21%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.27%, 2.02% and 1.02% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.87%

5 Years	2.81%

Since Inception[1]	3.44%

CLASS C SHARES

1 Year	6.34%

5 Years	2.66%

Since Inception[1]	3.22%

ADVISOR CLASS SHARES[2]

1 Year	8.41%

5 Years	3.69%

Since Inception[1]	4.26%

1	Inception date: 12/11/2013.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.90	$3.89	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
Class C
Actual	$1,000	$1,028.00	$7.72	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Advisor Class
Actual	$1,000	$1,033.20	$2.61	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 13

PORTFOLIO SUMMARY

October 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $80.6

1

All data are as of October 31, 2019. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 1.9% in 21 different states, American Samoa, District of Columbia and Guam.

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PORTFOLIO OF INVESTMENTS

October 31, 2019

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 87.7%
Long-Term Municipal Bonds – 87.7%
Alabama – 2.0%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$130,403
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)	595	684,702
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	680	817,455

		1,632,560

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(a)	135	151,633

Arizona – 3.7%
Arizona Industrial Development Authority Series 20192 – Class A 3.625%, 5/20/33	305	337,275
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2018 5.00%, 7/01/48	2,000	2,386,620
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	100	108,116
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	134,454

		2,966,465

California – 9.5%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/37	175	204,145
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/38	850	1,042,542

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (CHF-Riverside II LLC) 5.00%, 5/15/40	$250	$303,705
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	250	266,377
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.50%, 12/01/58(a)	250	293,155
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47	1,305	1,341,423
M-S-R Energy Authority (Citigroup, Inc.) Series 2009B 6.50%, 11/01/39	1,000	1,565,370
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2017D 5.00%, 5/01/25	2,250	2,666,160

		7,682,877

Colorado – 1.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	615	672,595
Colorado Health Facilities Authority Series 2013 5.25%, 1/01/40 (Pre-refunded/ETM)	170	190,822
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/44	175	206,883
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	232,850

		1,303,150

Connecticut – 2.5%
City of New Haven CT Series 2018A 5.50%, 8/01/38	615	733,431

16 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Connecticut Series 2015F 5.00%, 11/15/26	$1,000	$1,189,110
Series 2018A 3.75%, 9/15/20	100	101,533

		2,024,074

District of Columbia – 1.1%
District of Columbia (Freedom Forum, Inc. (The)) NATL 5.00%, 8/01/38(b)	375	375,000
5.15%, 8/01/38(b)	375	375,000
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 6/01/41	100	112,986

		862,986

Florida – 6.1%
Bexley Community Development District Series 2016 4.875%, 5/01/47	100	103,915
Brevard County School District (Brevard County School District COP) Series 2015B 5.00%, 7/01/25	290	347,029
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)	110	120,149
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	584,579
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	920,306
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	308,672
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.375%, 1/01/49(a)	495	467,775
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	270	306,481

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pinellas County Industrial Development Authority 5.00%, 7/01/39	$505	$585,911
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	438,540
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 4/01/48	655	762,355

		4,945,712

Georgia – 1.6%
City of Atlanta GA Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	333,979
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	760	821,598
Municipal Electric Authority of Georgia 5.00%, 1/01/38	100	118,482

		1,274,059

Guam – 0.1%
Territory of Guam 5.00%, 11/15/31	95	111,173

Illinois – 7.3%
Chicago Board of Education Series 2010 6.319%, 11/01/29	325	362,996
Series 2012A 5.00%, 12/01/42	240	252,852
Series 2019A 5.00%, 12/01/29-12/01/30	200	236,430
Series 2019B 5.00%, 12/01/33	100	116,685
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	335	381,206
Series 2017B 5.00%, 1/01/35	725	865,962
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.33%, 5/15/48	85	75,036
Series 2016C 2.00%, 5/15/55(c)(d)(e)	15	453

18 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	$100	$106,503
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	283,892
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	502,312
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	600	652,404
State of Illinois Series 2013 5.50%, 7/01/25	270	298,185
Series 2016 5.00%, 2/01/24	375	412,725
Series 2017D 5.00%, 11/01/26	130	147,727
Series 2018A 5.00%, 10/01/27	1,000	1,152,870

		5,848,238

Indiana – 1.0%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	164,632
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	210,723
Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 7/01/40	100	109,153
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)	350	353,049

		837,557

Iowa – 0.4%
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 5/15/48	325	361,790

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky – 1.3%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/37	$175	$203,536
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	65	67,998
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	425	487,356
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	225	266,096

		1,024,986

Louisiana – 3.4%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/34	100	113,474
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/36	675	809,352
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23(d)(f)	250	2
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) 5.00%, 7/01/59	1,335	1,550,189
New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	215	247,848

		2,720,865

20 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(a)	$100	$113,021
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	180,038

		293,059

Maryland – 1.2%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/34	120	139,147
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38	150	166,035
Maryland Economic Development Corp. (Air Cargo Obligated Group) 4.00%, 7/01/44	600	653,964

		959,146

Massachusetts – 1.4%
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 7/01/44	620	680,419
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/22(g)	325	288,012
Series 2017A 7.75%, 12/01/44(a)	140	138,612

		1,107,043

Michigan – 0.6%
City of Detroit MI 5.00%, 4/01/38	75	83,017
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	115	125,532

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/32	$235	$254,817

		463,366

Minnesota – 0.3%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 2.65%, 8/01/28(b)	150	150,000
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) 5.00%, 8/01/49	105	115,496

		265,496

Missouri – 0.2%
Kansas City Industrial Development Authority 5.00%, 7/01/40(a)	190	192,814

Nebraska – 0.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	108,571

Nevada – 1.8%
Clark County School District Series 2017C 5.00%, 6/15/36	1,300	1,426,464

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	122,403

New Jersey – 5.4%
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	30	30,374
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	262,941

22 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014P 5.00%, 6/15/29	$200	$223,326
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	92,889
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36	280	336,272
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	550	645,056
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	240	245,124
Series 2018A 5.00%, 12/15/35	340	395,604
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32 (Pre-refunded/ETM)	315	346,919
Series 2017B 5.00%, 1/01/32	540	667,472
Tobacco Settlement Financing Corp. Series 2018B 5.00%, 6/01/46	1,045	1,150,461

		4,396,438

New Mexico – 0.2%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	145	145,104

New York – 4.0%
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29 (Pre-refunded/ETM)	315	358,835
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/32	865	1,086,007

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/34(a)	$200	$235,354
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	490,514
New York State Dormitory Authority (Trustees of Columbia University IN the City of New York (The)) Series 2016A 5.00%, 10/01/46	250	383,828
Series 2018A 5.00%, 10/01/48	100	155,755
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	398,489
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37	120	122,575

		3,231,357

North Carolina – 0.7%
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	500	596,740

North Dakota – 0.1%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.375%, 9/15/38(a)	100	96,933

Ohio – 3.8%
Buckeye Tobacco Settlement Financing Authority Zero Coupon, 6/01/52	1,000	43,230
Series 2007A-2 5.875%, 6/01/47	235	236,509
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	445	484,525

24 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/47	$175	$206,061
County of Cuyahoga/OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	365	414,863
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	205	231,738
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40	100	102,074
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009C 5.625%, 6/01/19(c)(h)	100	103,000
Series 2009D 4.25%, 8/01/29	145	155,512
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33	100	107,250
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) 3.25%, 9/01/29	580	597,005
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 1/15/38(a)	185	199,456
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33	140	150,150

		3,031,373

Pennsylvania – 8.1%
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35	130	139,425
City of Philadelphia PA Series 2017 5.00%, 8/01/31	1,000	1,218,180

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/26	$2,000	$2,413,320
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 7/01/35	100	108,672
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019A 3.25%, 8/01/39(a)	510	507,037
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	100	113,895
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/36	200	237,686
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/37	150	167,880
School District of Philadelphia (The) Series 2019A 5.00%, 9/01/44(i)	1,350	1,613,155

		6,519,250

Puerto Rico – 5.6%
Commonwealth of Puerto Rico Series 2006A 5.25%, 7/01/23	30	23,025
Series 2008A 5.00%, 7/01/23	10	7,638
Series 2011A 5.75%, 7/01/41(c)(d)	55	39,738
Series 2012A 5.75%, 7/01/28(c)(d)	100	67,000
Series 2014A 8.00%, 7/01/35(c)(d)	255	154,275
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 8/20/40	149	116,038

26 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.00%, 7/01/38-7/01/44	$175	$176,969
6.125%, 7/01/24	145	156,419
Series 2012A 5.00%, 7/01/33	80	83,300
5.125%, 7/01/37	25	26,094
5.25%, 7/01/29-7/01/42	200	209,500
5.50%, 7/01/28	75	79,406
5.75%, 7/01/37	50	53,063
6.00%, 7/01/47	50	53,188
Puerto Rico Electric Power Authority Series 2007T 5.00%, 7/01/37(c)(d)	245	183,750
Series 2010A 5.25%, 7/01/30	15	11,400
Series 2010C 5.00%, 7/01/24(c)(d)	25	18,750
Series 2010D 5.00%, 7/01/21(c)(d)	15	11,250
Series 2010X 5.25%, 7/01/40	150	114,000
Series 2010Z 5.25%, 7/01/24	40	30,400
Series 2012A 5.00%, 7/01/29	50	37,500
5.00%, 7/01/42(c)(d)	10	7,500
AGM Series 2007V 5.25%, 7/01/31	375	419,422
NATL Series 2007V 5.25%, 7/01/35	100	106,500
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	125	139,231
AGC Series 2007N 5.25%, 7/01/36	110	123,170
NATL Series 2007N 5.25%, 7/01/32	100	106,693
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	390	399,262

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24-7/01/46	$654	$193,032
Series 2019A 4.329%, 7/01/40	260	263,897
5.00%, 7/01/58	1,027	1,078,145

		4,489,555

South Carolina – 1.1%
South Carolina Public Service Authority Series 2014A 5.00%, 12/01/49	220	244,909
Series 2014C 5.00%, 12/01/46	325	366,174
Series 2016A 5.00%, 12/01/36	265	310,951

		922,034

Tennessee – 2.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)	370	381,995
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 4.00%, 8/01/37-8/01/38	130	141,971
5.00%, 8/01/44-8/01/49	740	874,001
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)	135	150,980
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 7/01/35	215	252,769

		1,801,716

Texas – 5.9%
Austin Convention Enterprises, Inc. Series 2017A 5.00%, 1/01/34	500	580,760

28 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	$100	$108,179
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	296,564
Series 2015 5.00%, 9/01/31	160	182,501
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	684,412
Dallas County Flood Control District No. 1 Series 2015 5.00%, 4/01/28(a)	100	106,952
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/32	500	582,015
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/31(a)	450	487,732
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	100	107,744
North Texas Tollway Authority (North Texas Tollway System) Series 2015B 5.00%, 1/01/34	250	288,975
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/48	150	166,890
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44(e)	100	95,000
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	108,454

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 6/30/58	$235	$273,709
Travis County Health Facilities Development Corp. Series 2012A 7.125%, 1/01/46 (Pre-refunded/ETM)	55	58,716
Trinity River Authority Series 2015 5.00%, 2/01/21	335	350,638
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/22	230	253,460

		4,732,701

Virginia – 0.2%
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	165	165,447

Washington – 1.7%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 1/01/44	280	322,963
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	581,007
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 8/01/44	205	242,349
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)	100	107,333
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	100	114,203

		1,367,855

West Virginia – 0.2%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	125	126,299

30 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.5%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	$100	$109,095
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/42(a)	130	145,519
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)	125	131,894

		386,508

Total Municipal Obligations (cost $66,971,011)		70,695,797

GOVERNMENTS – TREASURIES – 6.2%
United States – 6.2%
U.S. Treasury Notes 1.25%, 8/31/24	1,000	987,813
1.50%, 9/15/22	2,500	2,499,609
1.625%, 9/30/26	1,500	1,501,641

Total Governments – Treasuries (cost $4,975,831)		4,989,063

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.0%
Risk Share Floating Rate – 2.0%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.173% (LIBOR 1 Month + 1.35%), 8/25/28(a)(j)	200	200,395
Series 2019-3A, Class M1B 3.423% (LIBOR 1 Month + 1.60%), 7/25/29(a)(j)	252	251,749
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 6.223% (LIBOR 1 Month + 4.40%), 1/25/24(j)	490	530,802
Series 2016-C01, Class 1M2 8.573% (LIBOR 1 Month + 6.75%), 8/25/28(j)	120	132,277

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-C02, Class 1M2 7.823% (LIBOR 1 Month + 6.00%), 9/25/28(j)	$434	$472,886
STACR Trust Series 2019-DNA3, Class M2 3.873% (LIBOR 1 Month + 2.05%), 7/25/49(a)(j)	55	55,086

Total Collateralized Mortgage Obligations (cost $1,679,707)		1,643,195

CORPORATES – INVESTMENT GRADE – 1.7%
Industrial – 1.7%
Basic – 0.1%
Glencore Funding LLC 3.00%, 10/27/22(a)	100	101,182

Capital Goods – 0.7%
Boeing Co. (The) 3.10%, 5/01/26	300	313,725
General Electric Co. 3.375%, 3/11/24	250	258,137

		571,862

Communications - Telecommunications – 0.2%
AT&T, Inc. 3.312% (LIBOR 3 Month + 1.18%), 6/12/24(j)	165	167,812

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 2.425%, 6/12/20	200	199,804

Consumer Non-Cyclical – 0.4%
CVS Health Corp. 3.35%, 3/09/21	133	135,437
Cigna Corp. 3.40%, 9/17/21	165	169,054

		304,491

Total Corporates – Investment Grade (cost $1,316,334)		1,345,151

32 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.8%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48	$87	$87,226

Non-Agency Floating Rate CMBS – 0.7%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 2.914% (LIBOR 1 Month + 1.00%), 11/15/33(a)(j)	250	250,153
DBWF Mortgage Trust Series 2018-GLKS, Class A 2.876% (LIBOR 1 Month + 1.03%), 11/19/35(a)(j)	275	275,176

		525,329

Total Commercial Mortgage-Backed Securities (cost $611,441)		612,555

ASSET-BACKED SECURITIES – 0.6%
Credit Cards - Fixed Rate – 0.4%
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 7/15/25	335	343,972

Other ABS - Fixed Rate – 0.2%
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(a)(k)	172	174,344

Total Asset-Backed Securities (cost $506,905)		518,316

CORPORATES – NON-INVESTMENT GRADE – 0.6%
Financial Institutions – 0.3%
Insurance – 0.3%
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(l)	300	251,385

Industrial – 0.3%
Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)	130	132,223

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Energy – 0.1%
California Resources Corp. 8.00%, 12/15/22(a)	$350	$108,500

		240,723

Total Corporates – Non-Investment Grade (cost $706,241)		492,108

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.141% (LIBOR 3 Month + 1.14%), 1/15/31(a)(j)(k) (cost $250,000)	250	248,011

Total Investments – 99.9% (cost $77,017,470)		80,544,196
Other assets less liabilities – 0.1%		102,357

Net Assets – 100.0%		$80,646,553

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	(5.00)%	Quarterly	3.40%	USD 4,505	$(345,647)	$(302,058)	$(43,589)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	7,330	1/15/25	1.671%	CPI#	Maturity	$(18,821)	$—	$(18,821)
USD	2,210	6/17/24	1.760%	CPI#	Maturity	(17,266)	—	(17,266)
USD	3,950	8/09/24	1.690%	CPI#	Maturity	(19,716)	—	(19,716)

						$(55,803)	$—	$(55,803)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	8,270	12/11/21	3 Month LIBOR	2.868%	Quarterly/Semi-Annual	$291,452	$—	$291,452
USD	3,350	1/07/22	3 Month LIBOR	2.488%	Quarterly/Semi-Annual	88,292	—	88,292
USD	7,720	4/01/22	3 Month LIBOR	1.863%	Quarterly/Semi-Annual	54,950	—	54,950
USD	4,590	1/15/25	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	15,515	—	15,515
USD	1,650	10/09/29	3 Month LIBOR	1.473%	Quarterly/Semi-Annual	(19,959)	—	(19,959)
USD	650	10/09/29	3 Month LIBOR	1.470%	Quarterly/ Semi-Annual	(8,045)	—	(8,045)
USD	5,500	4/01/44	3 Month LIBOR	2.013%	Quarterly/ Semi-Annual	250,355	—	250,355
USD	5,500	4/01/54	1.583%	3 Month LIBOR	Semi-Annual/ Quarterly	313,269	—	313,269

						$985,829	$—	$985,829

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	17	$(1,449)	$(1,703)	$254
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	515	(43,835)	(61,672)	17,837
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,000	(85,200)	(131,554)	46,354
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	171	(14,569)	(16,861)	2,292
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	9	(767)	(910)	143
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	114	(9,703)	(11,537)	1,834
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	1,000	(85,200)	(133,846)	48,646

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.42%	USD	750	$(63,837)	$(72,735)	$8,898
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.42	USD	149	(12,695)	(14,260)	1,565

						$(317,255)	$(445,078)	$127,823

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,737	10/15/20	2.208%	CPI#	Maturity	$(20,727)
Citibank, NA	USD	1,260	10/17/20	2.220%	CPI#	Maturity	(15,262)
Citibank, NA	USD	5,000	10/29/21	2.125%	CPI#	Maturity	(83,592)
JPMorgan Chase Bank, NA	USD	2,500	7/15/22	1.775%	CPI#	Maturity	(14,133)
JPMorgan Chase Bank, NA	USD	1,170	7/15/24	2.165%	CPI#	Maturity	(24,167)
JPMorgan Chase Bank, NA	USD	2,000	7/15/25	2.087%	CPI#	Maturity	(55,690)

							$(213,571)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	2,220	10/09/29	1.120%	SIFMA*	Quarterly	$15,308
Citibank, NA	USD	2,220	10/09/29	1.125%	SIFMA*	Quarterly	14,163

							$29,471

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2019, the aggregate market value of these securities amounted to $7,494,879 or 9.3% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2019 and the aggregate market value of these securities amounted to $900,000 or 1.12% of net assets.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Illiquid security.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23	7/31/14	$173,773	$2	0.00%

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.36% of net assets as of October 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/22	12/07/17	$286,646	$288,012	0.36%

(h)	Defaulted matured security.

(i)	When-Issued or delayed delivery security.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2019.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2019.

As of October 31, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CMBS – Commercial Mortgage-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 37

STATEMENT OF ASSETS & LIABILITIES

October 31, 2019

Assets
Investments in securities, at value (cost $77,017,470)	$80,544,196
Cash collateral due from broker	1,410,075
Unaffiliated interest and dividends receivable	1,024,338
Receivable for capital stock sold	261,036
Receivable for variation margin on centrally cleared swaps	54,764
Unrealized appreciation on interest rate swaps	29,471
Receivable due from Adviser	6,465
Receivable for investment securities sold	5,000
Affiliated dividends receivable	566

Total assets	83,335,911

Liabilities
Due to custodian	266,549
Payable for investment securities purchased	1,616,558
Market value on credit default swaps (net premiums received $445,078)	317,255
Unrealized depreciation on inflation swaps	213,571
Payable for capital stock redeemed	151,123
Distribution fee payable	3,640
Directors’ fees payable	1,936
Dividends payable	1,758
Transfer Agent fee payable	1,470
Accrued expenses and other liabilities	115,498

Total liabilities	2,689,358

Net Assets	$80,646,553

Composition of Net Assets
Capital stock, at par	$7,272
Additional paid-in capital	77,270,112
Distributable earnings	3,369,169

$80,646,553

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,931,690	1,076,021	$11.09	*

C	$1,595,709	143,878	$11.09

Advisor	$67,119,154	6,052,170	$11.09

*	The maximum offering price per share for Class A shares was $11.43 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2019

Investment Income
Interest	$2,348,939
Dividends
Unaffiliated issuers	26,673
Affiliated issuers	30,917	$2,406,529

Expenses
Advisory fee (see Note B)	304,679
Distribution fee—Class A	19,168
Distribution fee—Class C	11,331
Transfer agency—Class A	3,653
Transfer agency—Class C	568
Transfer agency—Advisor Class	28,304
Custodian	95,700
Audit and tax	61,404
Administrative	59,250
Registration fees	57,662
Legal	41,715
Directors’ fees	23,131
Printing	16,923
Miscellaneous	8,146

Total expenses before bank overdraft expense	731,634
Bank overdraft expense	9,922

Total expenses	741,556
Less: expenses waived and reimbursed by the Adviser (see Note B)	(363,940)

Net expenses		377,616

Net investment income		2,028,913

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		133,941
Swaps		(614,846)
Net change in unrealized appreciation/depreciation of:
Investments(a)		3,822,707
Swaps		382,287

Net gain on investment transactions		3,724,089

Net Increase in Net Assets from Operations		$5,753,002

(a)	Net of increase in accrued foreign capital gains taxes of $4,129.

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 39

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,028,913	$1,728,466
Net realized loss on investment transactions	(480,905)	(283,143)
Net change in unrealized appreciation/depreciation of investments	4,204,994	(1,731,446)

Net increase (decrease) in net assets from operations	5,753,002	(286,123)
Distributions to Shareholders
Class A	(220,518)	(153,312)
Class C	(24,277)	(14,560)
Advisor Class	(1,854,885)	(1,621,088)
Capital Stock Transactions
Net increase (decrease)	13,126,054	(2,960,722)

Total increase (decrease)	16,779,376	(5,035,805)
Net Assets
Beginning of period	63,867,177	68,902,982

End of period	$80,646,553	$63,867,177

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

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NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

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NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 43

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$70,695,797		$	– 0	–	$70,695,797
Governments – Treasuries		– 0	–	4,989,063			– 0	–	4,989,063
Collateralized Mortgage Obligations		– 0	–	1,643,195			– 0	–	1,643,195
Corporates – Investment Grade		– 0	–	1,345,151			– 0	–	1,345,151
Commercial Mortgage-Backed Securities		– 0	–	612,555			– 0	–	612,555
Asset-Backed Securities		– 0	–	343,972			174,344		518,316
Corporates – Non-Investment Grade		– 0	–	492,108			– 0	–	492,108
Collateralized Loan Obligations		– 0	–	– 0	–		248,011		248,011

Total Investments in Securities		– 0	–	80,121,841			422,355		80,544,196
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	1,013,833			– 0	–	1,013,833	(b)
Interest Rate Swaps		– 0	–	29,471			– 0	–	29,471
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(345,647)			– 0	–	(345,647	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(55,803)			– 0	–	(55,803	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(28,004)			– 0	–	(28,004	)(b)
Credit Default Swaps		– 0	–	(317,255)			– 0	–	(317,255)
Inflation (CPI) Swaps		– 0	–	(213,571)			– 0	–	(213,571)

Total	$	– 0	–	$80,204,865			$422,355		$80,627,220	+

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

+

Amounts of $4,135,335 and $252,822 for Long-Term Municipal Bonds and Commercial Mortgage-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and

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NOTES TO FINANCIAL STATEMENTS (continued)

has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended October 31, 2019, such reimbursements/waivers amounted to $303,353. The Expense Caps may not be terminated before January 31, 2020.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2019, the Adviser voluntarily agreed to waive such fees in the amount of $59,250.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,995 for the year ended October 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $79 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares, for the year ended October 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2019, such waiver amounted to $1,337.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/19 (000)			Dividend Income (000)
Government Money Market Portfolio	$1,732	$42,481	$44,213	$	– 0	–	$31

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended October 31, 2019, the purchase and sale transactions with an affiliated

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fund in compliance with Rule 17a-7 under the 1940 Act were $403 and $1,078, respectively, with realized gain of $634.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of AXA Equitable and no longer owns a controlling interest in AXA Equitable. AXA previously announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining AXA Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of AXA Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser. Shareholders of the Fund subsequently approved the new investment advisory agreement, which became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional

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activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,540 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$39,144,511	$31,888,196
U.S. government securities	8,761,355	2,598,861

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$77,033,573

Gross unrealized appreciation	$5,191,876
Gross unrealized depreciation	(1,022,045)

Net unrealized appreciation	$4,169,831

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by

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one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the

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statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2019, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

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the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2019, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

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payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2019, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Receivable/ Payable for variation margin on centrally cleared swaps	$43,589	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,013,833	*	Receivable/Payable for variation margin on centrally cleared swaps	83,807	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	29,471

Interest rate contracts				Unrealized depreciation on inflation swaps	213,571

Credit contracts				Market value on credit default swaps	317,255

Total		$1,043,304			$658,222

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(742,274)	$268,258

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	127,428	114,029

Total		$(614,846)	$382,287

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2019:

Interest Rate Swaps:
Average notional amount	$4,440,000	(a)
Inflation Swaps:
Average notional amount	$16,742,385
Centrally Cleared Interest Rate Swaps:
Average notional amount	$23,458,846
Centrally Cleared Inflation Swaps:
Average notional amount	$6,046,000	(b)
Credit Default Swaps:
Average notional amount of buy contracts	$1,265,000	(c)
Average notional amount of sale contracts	$3,517,308
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,017,222	(d)
Average notional amount of sale contracts	$2,452,067	(e)

(a)	Positions were open for one month during the year.

(b)	Positions were open for five months during the year.

(c)	Positions were open for two months during the year.

(d)	Positions were open for nine months during the year.

(e)	Positions were open for three months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$29,471	$(29,471)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$29,471	$(29,471)		$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$20,727	$ – 0	–	$	– 0	–	$	– 0	–		$20,727
Citibank, NA	98,854	(29,471)			(69,383)			– 0	–		– 0	–
Citigroup Global Markets, Inc.	130,484	– 0	–		– 0	–		– 0	–		130,484

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Credit Suisse International	$110,239	$	– 0	–	$(110,239)		$	– 0	–	$	– 0	–
Goldman Sachs International	76,532		– 0	–	– 0	–		– 0	–		76,532
JPMorgan Chase Bank, NA	93,990		– 0	–	– 0	–		– 0	–		93,990

Total	$530,826		$(29,471)		$(179,622)		$	– 0	–		$321,733	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended October 31, 2019		Year Ended October 31, 2018		Year Ended October 31, 2019	Year Ended October 31, 2018

Class A
Shares sold	640,376		105,320		$7,042,277	$1,124,788

Shares issued in reinvestment of dividends	8,294		4,541		90,705	48,227

Shares converted from Class C	0	(a)	– 0	–	1	– 0	–

Shares redeemed	(114,410)		(317,112)		(1,235,112)	(3,364,356)

Net increase (decrease)	534,260		(207,251)		$5,897,871	$(2,191,341)

Class C
Shares sold	70,443		10,739		$764,808	$114,475

Shares issued in reinvestment of dividends	1,618		976		17,669	10,368

Shares converted to Class A	0	(a)	– 0	–	(1)	– 0	–

Shares redeemed	(1,705)		(36,269)		(18,666)	(386,481)

Net increase (decrease)	70,356		(24,554)		$763,810	$(261,638)

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	Shares		Amount
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018

Advisor Class
Shares sold	4,278,940	2,355,130	$46,722,768	$25,187,837

Shares issued in reinvestment of dividends	68,832	70,796	750,101	752,252

Shares redeemed	(3,786,542)	(2,486,447)	(41,008,496)	(26,447,832)

Net increase (decrease)	561,230	(60,521)	$6,464,373	$(507,743)

(a)	Amount is less than one share.

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or

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facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the

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NOTES TO FINANCIAL STATEMENTS (continued)

use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions paid from:
Ordinary income	$563,591	$251,841

Total taxable distributions	563,591	251,841
Tax-exempt distributions	1,536,089	1,537,119

Total distributions paid	$2,099,680	$1,788,960

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$120,828
Accumulated capital and other losses	(915,603	)(a)
Unrealized appreciation/(depreciation)	4,165,702	(b)

Total accumulated earnings/(deficit)	$3,370,927	(c)

(a)	As of October 31, 2019, the Fund had a net capital loss carryforward of $915,603.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2019, the Fund had a net short-term capital loss carryforward of $915,603, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.51

Income From Investment Operations

Net investment income(a)(b)	.30	.24	.21	.22	.18

Net realized and unrealized gain (loss) on investment transactions	.65	(.30)	(.10	)†	.28	.09

Net increase (decrease) in net asset value from operations	.95	(.06)	.11	.50	.27

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.25)	(.21)	(.22)	(.18)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.32)	(.25)	(.21)	(.22)	(.19)

Net asset value, end of period	$ 11.09	$ 10.46	$ 10.77	$ 10.87	$ 10.59

Total Return

Total investment return based on net asset value(c)	9.15%	(.55)%	1.09%	4.69%	2.64%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,932	$5,666	$8,065	$6,385	$4,783

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)	.76%	.75%	.75%	.80%	.81%

Expenses, before waivers/reimbursements(d)(e)	1.30%	1.27%	1.40%	1.72%	2.19%

Net investment income(b)	2.78%	2.26%	2.01%	1.98%	1.75%

Portfolio turnover rate	52%	68%	34%	36%	35%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Income From Investment Operations

Net investment income(a)(b)	.22	.16	.13	.13	.10

Net realized and unrealized gain (loss) on investment transactions	.65	(.30)	(.10	)†	.28	.09

Net increase (decrease) in net asset value from operations	.87	(.14)	.03	.41	.19

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.17)	(.13)	(.13)	(.11)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.24)	(.17)	(.13)	(.13)	(.12)

Net asset value, end of period	$ 11.09	$ 10.46	$ 10.77	$ 10.87	$ 10.59

Total Return

Total investment return based on net asset value(c)	8.33%	(1.29)%	.33%	3.91%	1.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,596	$769	$1,056	$2,022	$1,518

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)	1.51%	1.50%	1.50%	1.55%	1.55%

Expenses, before waivers/reimbursements(d)(e)	2.06%	2.02%	2.18%	2.47%	2.85%

Net investment income(b)	2.05%	1.52%	1.25%	1.23%	.99%

Portfolio turnover rate	52%	68%	34%	36%	35%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Income From Investment Operations

Net investment income(a)(b)	.33	.27	.24	.24	.21

Net realized and unrealized gain (loss) on investment transactions	.64	(.30)	(.10	)†	.28	.08

Net increase (decrease) in net asset value from operations	.97	(.03)	.14	.52	.29

Less: Dividends and Distributions

Dividends from net investment income	(.34)	(.28)	(.24)	(.24)	(.21)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.34)	(.28)	(.24)	(.24)	(.22)

Net asset value, end of period	$ 11.09	$ 10.46	$ 10.77	$ 10.87	$ 10.59

Total Return

Total investment return based on net asset value(c)	9.42%	(.30)%	1.34%	4.96%	2.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$67,119	$57,432	$59,782	$33,667	$26,333

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)	.51%	.50%	.50%	.55%	.55%

Expenses, before waivers/reimbursements(d)(e)	1.05%	1.02%	1.15%	1.47%	1.92%

Net investment income(b)	3.04%	2.52%	2.26%	2.24%	1.99%

Portfolio turnover rate	52%	68%	34%	36%	35%

See footnote summary on page 66.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to .01%.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2019	2018	2017	2016	2015

Class A
Net of waivers/reimbursements	.75%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.29%	N/A	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.50%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	2.04%	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.50%	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.04%	N/A	N/A	N/A	N/A

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Tax-Aware Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Fixed Income Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2019

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2019. For foreign shareholders, 39.31% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2020.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert B. “Guy” Davidson III(2), Vice President

Terrance T. Hults(2), Vice President

Shawn E. Keegan(2), Vice President

Matthew J. Norton(2), Vice President

Andrew D. Potter(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its Tax-Aware Investment Team. Messrs. Davidson, Hults, Keegan, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 67 (2008)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Robert B. “Guy” Davidson, III 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer – Municipal Business.

Terrance T. Hults 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head – Municipal Portfolio Management.

Shawn E. Keegan 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Matthew Norton 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Co-Head –Municipal Portfolio Management.

Andrew D. Potter 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus of SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors

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recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

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in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio.

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NOTES

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 83

NOTES

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AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFI-0151-1019

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB Total Return Bond Portfolio	2018	$75,281	$(1)	$31,075
	2019	$84,906	$—	$19,659
AB Bond Inflation Strategy	2018	$86,472	$2	$30,776
	2019	$96,097	$—	$18,878
AB Municipal Bond Inflation Strategy	2018	$66,207	$1	$29,516
	2019	$69,532	$—	$19,707
AB All Market Real Return	2018	$82,106	$4,429	$58,757
	2019	$87,794	$—	$46,285
AB Short Duration Income	2018	$—	$—	$—
	2019	$30,961	$—	$11,484
AB Tax Aware Fixed Income	2018	$36,060	$—	$39,168
	2019	$36,060	$—	$24,944
AB Income	2018	$114,685	$52	$38,825
	2019	$121,160	$—	$26,671

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Total Return Bond Portfolio	2018	$588,653	$31,074
			$1
			$(31,075)
	2019	$757,414	$19,659
			$—
			$(19,659)
AB Bond Inflation Strategy	2018	$588,357	$30,778
			$(2)
			$(30,776)
	2019	$756,633	$18,878
			$—
			$(18,878)
AB Municipal Bond Inflation Strategy	2018	$528,064	$29,516
			$(1)
			$(29,515)
	2019	$718,048	$(19,707)
			$—
			$19,707
AB All Market Real Return	2018	$620,765	$63,186
			$(4,429)
			$(58,757)
	2019	$784,040	$46,285
			$—
			$(46,285)
AB Short Duration Income	2018	$—	$—
			$—
			$—
	2019	$749,239	$11,484
			$—
			$(11,484)
AB Tax Aware Fixed Income	2018	$596,747	$39,168
			$—
			$(39,168)
	2019	$762,699	$24,944
			$—
			$(24,944)
AB Income	2018	$596,456	$38,877
			$(52)
			$(38,825)
	2019	$764,426	$26,671
			$—
			$(26,671)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2019